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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2013 through September 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                     Pioneer Dynamic
                     Credit Fund

                     (Formerly Pioneer Absolute Return Credit Fund.)*

--------------------------------------------------------------------------------
                     Semiannual Report | September 30, 2013
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A    RCRAX
                     Class C    RCRCX
                     Class Y    RCRYX
                     Class Z    ARCZX**

                    * Effective June 17, 2013, Pioneer Absolute Return Credit Fund was renamed Pioneer Dynamic Credit Fund.

                    ** Share class was first publicly offered on April 2, 2013.

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         72

Notes to Financial Statements                                                80

Trustees, Officers and Service Providers                                     93

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 3

Portfolio Management Discussion | 9/30/13

High-yield corporate bonds and other credit-sensitive securities held up better than Treasuries and other high-rated debt during the six-month period ended September 30, 2013, as the environment for investing in fixed-income securities became more unsettled. In the following interview, Michael Temple, Andrew Feltus, and Chin Liu discuss the factors that influenced the performance of Pioneer Dynamic Credit Fund (formerly Pioneer Absolute Return Credit Fund)* during the six-month period. Mr. Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, and Mr. Feltus, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day implementation of the Fund's investment strategies. Mr. Liu, a quantitative research analyst at Pioneer, provides investment management support to Mr. Feltus and Mr. Temple in implementing the portfolio's hedging strategies.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended September 30, 2013?

A The investment environment in the bond market became more challenging during the six-month period, as market interest rates started rising, undermining bond prices in general, and especially those of longer-maturity, higher-quality securities. While more credit-sensitive investments outperformed Treasuries and higher-rated debt during the period, the credit sectors nevertheless delivered modest results. In contrast, the stock market moved higher throughout most of the period, riding a wave of confidence brought on by improving economic conditions and solid corporate earnings.

     The favorable backdrop that had driven healthy performance in the credit sectors of the bond market changed abruptly in May 2013, following comments by U.S. Federal Reserve (the Fed) Chairman Ben Bernanke that if the American economy continued to improve, the nation's central bank might begin considering moving back from its more accommodative monetary policies in the relatively near future. In particular, Mr. Bernanke suggested that if the U.S. economy kept growing, it was possible that the Fed would begin tapering the pace of its monthly purchases of U.S. Treasury and mortgage-backed securities in the open market, known as quantitative easing
     (QE). The Fed's QE policy has helped to keep interest rates in check while also providing a measure of support for the overall U.S. economy. Although the Fed continued to indicate that short-term interest rates - as influenced by the federal funds rate - were likely to remain at record low levels, Mr. Bernanke's statements about a possible tapering of QE triggered speculation that interest rates would begin rising soon. In fact, market interest rates did begin to increase soon after Mr. Bernanke's comments.

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

     U.S. Treasuries performed particularly poorly during the six-month period, but credit-sensitive securities also were affected by the market environment. Investment-grade corporate bonds posted negative returns during the six-month period, although U.S. high-yield corporate bonds were able to deliver modestly positive returns. Elsewhere, emerging markets investments and currencies were especially affected by market conditions, as investors saw those securities as particularly vulnerable to rising interest rates.

     Near the end of the six-month period, a series of perceived positive developments affected sentiment in the bond market, and Treasuries even staged a modest improvement in performance during September, the final month of the period. The first development was the growing media speculation that Fed Vice Chairman Janet Yellen would be nominated to succeed Mr. Bernanke as chairman. Ms. Yellen is not viewed by most as someone who would move aggressively to end the Fed's accommodative policies. Second, the Fed met in mid-September and announced that it would not yet begin tapering QE--to the relief of the bond market. Finally, the debates in Washington over U.S. fiscal policy and raising the government's debt ceiling rattled the capital markets in general, but also led to a brief comeback in the values of Treasury securities, which were seen as the safest asset class during a time of uncertainty.

     Despite the volatility in the fixed-income market, the economic fundamentals in the United States continued to strengthen, with non-farm payrolls adding an average of 160,000 new jobs per month over the six-month period. Corporate profits remained strong, while companies continued to be able to generate new cash flows and strengthen their balance sheets. In fact, stock prices maintained their upward climb, with the Standard & Poor's 500 Index returning 8.31% during the six-month period.

Q How did the Fund perform during the six-month period ended September 30, 2013?

A Pioneer Dynamic Credit Fund's Class A shares returned -0.81% at net asset value during the six-month period ended September 30, 2013, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index, returned 0.15%. During the same period, the average return of the 252 mutual funds in Morningstar's Non-Traditional Bond Funds category was -1.52%.

Q How did you allocate the Fund's assets during the six-month period ended September 30, 2013, and how did the allocations affect the Fund's performance?

A We continued to position the Fund's portfolio with the aim of capturing most of the upside potential of the credit markets, while limiting the downside risks. We tilted the portfolio toward higher-yielding, higher-risk

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 5 credits, and the emphasis on credit-sensitive securities - especially high-yield corporate bonds and floating-rate bank loans - tended to lend support to the Fund's benchmark-relative performance during the period.

     The largest sector weighting in the portfolio was to U.S. high-yield corporate debt, which represented more than 27% of net assets as of September 30, 2013, followed by floating-rate bank loans, at more than 19%, and convertible bonds, at nearly 8%. The Fund's exposure to catastrophe bonds (more than 5% of the portfolio's net assets) gave an added boost to benchmark-relative performance. Both floating-rate bank loans and catastrophe bonds have floating-interest-rate features, meaning that interest rates on the securities typically rise in correlation with market interest rates. The floating-rate feature helps to buffer such securities from the ill effects of higher interest rates. The Fund's convertible bond positions also fared well, as the feature that can enable the securities to be converted into shares of company stock helped relative performance during a period that featured strong equity market returns.

     The Fund's positions in investment-grade corporate bonds would have been a drag on relative performance during the period were it not for our decision to hedge the portfolio's exposure to longer-duration investments by using derivative securities. Longer-duration portfolios tend to be more price-sensitive to changes in interest rates, and they can become vulnerable when market interest rates rise, as they did during the six-month period.

     We use four types of derivative securities to hedge the portfolio's risks in the bond market. During the period, we shorted U.S. Treasury futures to help hedge against the risks of rising interest rates, and the strategy helped to support the Fund's relative results as market interest rates spiked after the Fed hinted at tapering its QE policy. We also invested the portfolio in a futures contract that shorts the equity market. In addition, we used CDX (Credit Default Swaps) hedges to help protect the portfolio from some of the risks in the high-yield bond market. The tactic is designed to protect the portfolio during periods in which stock prices tend to decline and the performance of corporate debt moves downward in sympathy with stock prices. However, the tactic did not help the Fund's performance during the six-month period, as stock values generally increased. The final layer of hedging that we use is through portfolio investments in volatility contracts, which are based on investors' attitudes about the direction and intensity of stock market trends. That type of derivative had neither a positive nor negative effect on the Fund's performance during the six-month period, although the cost to the portfolio of both the volatility and stock market hedges did have a negative effect on the Fund's final performance results.

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Q Which of the Fund's individual investments had the greatest effect on performance during the 12-month period ended September 30, 2013?

A The Fund's positions in several convertible securities had noteworthy positive effects on performance during the six-month period. Convertible holdings in the portfolio that performed particularly well included securities issued by two biotechnology firms - Vertex Pharmaceuticals and Theravance - and by information technology company Lam Research. Vertex and Theravance both are involved in developing a variety of drugs to treat different diseases, while Lam Research develops components for semiconductor production.

     Although the Fund's positions in investment-grade corporate bonds generally did not fare well, one position in newly issued investment-grade bonds of Verizon Communications contributed to results during the period. The Verizon issue appreciated as the company bought out Vodafone's interest in the Verizon Wireless business.

     Another holding that contributed to the Fund's results was the debt of Cirsa Gaming, a European gambling company with operations in Italy, Spain, and Latin America. The company performed well during the period as the European economy began to improve.

     Several Fund investments did, however, detract from performance during the six-month period. The underperformers in the portfolio included an overweight position in the investment-grade debt of financial giant JPMorgan Chase, which declined in value as longer-maturity investments were hurt by rising interest rates. Other portfolio investments that detracted from Fund results included bonds issued by Boart Longyear, an Australian mining services corporation whose performance was affected by the slowing of mining activity, and by New World Resources, a European coal company that suffered from weakening demand for coal during the period.

Q    What is your investment outlook?

A We remain positive about the growth outlooks for both the United States economy, and the global economy in general. The political stalemates in the U.S. over fiscal policy and the national debt ceiling ended, at least temporarily, several days into the Fund's new fiscal period, and it appears that the temporary, partial government shutdown in October had only a negligible effect on the economic recovery. It is true, however, that the political stalemate in early October appears to have harmed public confidence in the ability of the U.S. government in general, and a divided Congress, in particular, to resolve problems. The outlook for 2014 appears to pose fewer problems, however, although it remains to be seen how

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 7

     Congress will deal with unresolved fiscal policy and debt-ceiling disagreements, and when the Fed might begin tapering its accommodative monetary policies.

     The U.S. economy showed its resilience in 2013, continuing to strengthen despite several tax hikes as well as increases in market interest rates. In this durable economic recovery, American corporations have been able to continue to grow their profits and buttress their financial balance sheets. While we believe those conditions should be supportive for the credit sectors of the fixed-income market, the prices of higher-yielding securities are not at extreme levels, and investors need to be selective, keeping a close eye on fundamentals when purchasing individual securities.

* Note to Shareholders: Effective June 17, 2013, Pioneer Absolute Return Credit Fund was renamed Pioneer Dynamic Credit Fund.

Please refer to the Schedule of Investments on pages 18-71 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 9

Portfolio Summary | 9/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       32.8%
Senior Secured Loans                                                       19.0%
International Corporate Bonds                                              18.5%
Temporary Cash Investment                                                  10.0%
Convertible Corporate Bonds                                                 6.5%
Collateralized Mortgage Obligations                                         5.7%
U.S. Preferred Stocks                                                       2.3%
Asset Backed Securities                                                     2.2%
Convertible Preferred Stocks                                                1.2%
U.S. Common Stocks                                                          0.6%
Municipal Bonds                                                             0.4%
Foreign Government Bonds                                                    0.3%
U.S. Government Securities                                                  0.3%
International Preferred Stocks                                              0.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.3%
AA                                                                          0.5%
A                                                                           2.8%
BBB                                                                        12.5%
BB                                                                         29.7%
B                                                                          33.2%
CCC                                                                         4.5%
Not Rated                                                                   7.1%
Cash Equivalents                                                            9.4%


Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38         0.64%
------------------------------------------------------------------------------------------------
 2. UBS AG, 7.625%, 8/17/22                                                                0.49
------------------------------------------------------------------------------------------------
 3. Swift Energy Co., 7.875%, 3/1/22                                                       0.47
------------------------------------------------------------------------------------------------
 4. SunPower Corp., 0.75%, 6/1/18 (144A)                                                   0.41
------------------------------------------------------------------------------------------------
 5. Gannett Co, Inc., 6.375%, 10/15/23 (144A)                                              0.39
------------------------------------------------------------------------------------------------
 6. ONEOK, Inc., 6.875%, 9/30/28                                                           0.39
------------------------------------------------------------------------------------------------
 7. Citigroup, Inc., Floating Rate Note, 12/31/99 (Perpetual)                              0.39
------------------------------------------------------------------------------------------------
 8. Ally Financial, Inc., 7.0%, 12/31/99 (Perpetual) (144A)                                0.37
------------------------------------------------------------------------------------------------
 9. Provident Funding Associates LP, 6.75%, 6/15/21 (144A)                                 0.37
------------------------------------------------------------------------------------------------
10. Aquarius + Investments Plc for Swiss Reinsurance Co, Ltd., Floating Rate Note, 9/1/24  0.37
------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Prices and Distributions | 9/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class               9/30/13                    3/31/13
--------------------------------------------------------------------------------
           A                  $9.75                      $10.04
--------------------------------------------------------------------------------
           C                  $9.72                      $10.02
--------------------------------------------------------------------------------
           Y                  $9.79                      $10.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             9/30/13                    4/2/13*
--------------------------------------------------------------------------------
           Z                  $9.80                      $10.04
--------------------------------------------------------------------------------

Distributions per Share: 3/31/13-9/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term        Long-Term
         Class              Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A               $0.2099               $  --             $  --
--------------------------------------------------------------------------------
           C               $0.1727               $  --             $  --
--------------------------------------------------------------------------------
           Y               $0.2241               $  --             $  --
--------------------------------------------------------------------------------
           Z               $0.2162               $  --             $  --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

* Class Z shares commenced operations on April 2, 2013.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 11

Performance Update | 9/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                             Net Asset                  Public Offering
Period                       Value (NAV)                Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                    3.92%                       1.97%
1 Year                       3.93                       -0.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                             Gross                      Net
--------------------------------------------------------------------------------
                             1.48%                      1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     BofA Merrill Lynch U.S.
                       Pioneer Dynamic Credit Fund   Dollar 3-Month LIBOR Index
4/30/2011              $ 9,550                       $ 10,000
9/30/2011              $ 9,122                       $ 10,009
9/30/2012              $ 10,086                      $ 10,058
9/30/2013              $ 10,483                      $ 10,090

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                             If                         If
Period                       Held                       Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                    3.04%                      3.04%
1 Year                       3.07                       3.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                             Gross                      Net
--------------------------------------------------------------------------------
                             2.23%                      2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     BofA Merrill Lynch U.S.
                        Pioneer Dynamic Credit Fund  Dollar 3-Month LIBOR Index
4/30/2011               $ 10,000                     $ 10,000
9/30/2011               $  9,517                     $ 10,009
9/30/2012               $ 10,434                     $ 10,058
9/30/2013               $ 10,753                     $ 10,090

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 13

Performance Update | 9/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                             If                      If
Period                       Held                    Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                    4.40%                   4.40%
1 Year                       4.35                    4.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                             Gross                   Net
--------------------------------------------------------------------------------
                             1.21%                   0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                     BofA Merrill Lynch U.S.
                        Pioneer Dynamic Credit Fund  Dollar 3-Month LIBOR Index
4/30/2011               $ 5,000,000                  $ 5,000,000
9/30/2011               $ 4,800,067                  $ 5,004,742
9/30/2012               $ 5,318,483                  $ 5,028,849
9/30/2013               $ 5,549,790                  $ 5,044,939

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                             If                      If
Period                       Held                    Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                    4.18%                   4.18%
1 Year                       4.57                    4.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     BofA Merrill Lynch U.S.
                        Pioneer Dynamic Credit Fund  Dollar 3-Month LIBOR Index
4/30/2011               $ 10,000                     $ 10,000
9/30/2011               $  9,551                     $ 10,009
9/30/2012               $ 10,560                     $ 10,058
9/30/2013               $ 11,043                     $ 10,090

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 2, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2013, would have been higher than that shown. For the period beginning April 2, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2013, through September 30, 2013.

--------------------------------------------------------------------------------
Share Class                           A             C          Y           Z
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 4/1/13**
--------------------------------------------------------------------------------
Ending Account Value              $  991.90    $  987.20   $  993.40   $  998.00
(after expenses) on 9/30/13
--------------------------------------------------------------------------------
Expenses Paid                     $    5.84    $    9.42   $    4.25   $    6.77
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.89%, 0.85% and 1.36%, for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (182/365 for Class Z shares) (to reflect the partial year period).

**   Class Z shares were first publicly offered on April 2, 2013.

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2013, through September 30, 2013.

--------------------------------------------------------------------------------
Share Class                            A           C           Y           Z
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 4/1/13**
--------------------------------------------------------------------------------
Ending Account Value              $1,019.20    $1,015.59   $1,020.81   $1,018.15
(after expenses) on 9/30/13
--------------------------------------------------------------------------------
Expenses Paid                     $    5.92    $    9.55   $    4.31   $    6.84
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.89%, 0.85% and 1.36% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (182/365 for Class Z shares) (to reflect the partial year period).

**   Class Z shares were first publicly offered on April 2, 2013.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 17

Schedule of Investments | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
 Principal        Rate (b)      Ratings
 Amount ($)       (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 6.6%
                                              ENERGY -- 0.8%
                                              Oil & Gas Exploration & Production -- 0.5%
      1,500,000                     BB-/Ba3   Chesapeake Energy Corp., 2.25%,
                                              12/15/38                                     $     1,368,750
      1,065,000                       NR/NR   Cobalt International Energy, Inc., 2.625%,
                                              12/1/19                                            1,126,238
                                                                                           ---------------
                                                                                           $     2,494,988
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 0.3%
      1,200,000                       NR/NR   Golar LNG, Ltd., 3.75%, 3/7/17               $     1,222,560
----------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.0%+
         48,000                      CCC/NR   James River Coal Co., 10.0%,
                                              6/1/18 (144A)                                $        25,680
                                                                                           ---------------
                                              Total Energy                                 $     3,743,228
----------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.2%
                                              Diversified Metals & Mining -- 0.1%
        385,000                       NR/NR   RTI International Metals, Inc., 1.625%,
                                              10/15/19                                     $       398,475
----------------------------------------------------------------------------------------------------------
                                              Steel -- 0.1%
        250,000                      BB-/B1   United States Steel Corp., 2.75%, 4/1/19     $       276,719
                                                                                           ---------------
                                              Total Materials                              $       675,194
----------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.3%
                                              Electrical Components & Equipment -- 0.2%
      1,042,000                        B/B2   General Cable Corp., 4.5%,
                                              11/15/29 (Step)                              $     1,176,809
----------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.1%
        305,000                       NR/NR   Greenbrier Companies, Inc., 3.5%, 4/1/18     $       327,303
                                                                                           ---------------
                                              Total Capital Goods                          $     1,504,112
----------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.1%
                                              Homebuilding -- 0.1%
        400,000                        B/B2   KB Home, 1.375%, 2/1/19                      $       406,250
                                                                                           ---------------
                                              Total Consumer Durables & Apparel            $       406,250
----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.2%
                                              Casinos & Gaming -- 0.2%
        550,000                       B+/B3   MGM Resorts International, 4.25%,
                                              4/15/15                                      $       700,219
                                                                                           ---------------
                                              Total Consumer Services                      $       700,219
----------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.3%
                                              Internet Retail -- 0.3%
      1,340,000                       NR/NR   Shutterfly, Inc., 0.25%, 5/15/18 (144A)      $     1,479,862
                                                                                           ---------------
                                              Total Retailing                              $     1,479,862
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                              Tobacco -- 0.0%+
         95,000                   CCC+/Caa2   Alliance One International, Inc.,
                                              5.5%, 7/15/14                                $        94,406
                                                                                           ---------------
                                              Total Food, Beverage & Tobacco               $        94,406
----------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 0.8%
                                              Health Care Equipment -- 0.5%
      1,050,000                       B+/NR   Hologic, Inc., 2.0%, 3/1/42 (Step)           $     1,055,250
      1,000,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                        975,000
                                                                                           ---------------
                                                                                           $     2,030,250
----------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.3%
        900,000                       NR/NR   Molina Healthcare, Inc., 1.125%,
                                              1/15/20 (144A)                               $       971,438
        300,000                       A-/NR   WellPoint, Inc., 2.75%, 10/15/42
                                              (144A)                                               381,938
                                                                                           ---------------
                                                                                           $     1,353,376
                                                                                           ---------------
                                              Total Health Care Equipment & Services       $     3,383,626
----------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 1.3%
                                              Biotechnology -- 0.8%
      1,050,000                       NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32              $     1,141,219
        500,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.125%,
                                              9/1/18 (144A)                                        540,312
        750,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.875%,
                                              9/1/20 (144A)                                        807,188
        130,000                       NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15                   167,456
        500,000                       NR/NR   Theravance, Inc., 2.125%, 1/15/23                    813,125
                                                                                           ---------------
                                                                                           $     3,469,300
----------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.5%
      1,088,000                       NR/NR   Auxilium Pharmaceuticals, Inc.,
                                              1.5%, 7/15/18                                $     1,125,400
        195,000                       NR/NR   Pacira Pharmaceuticals, Inc. Delaware,
                                              3.25%, 2/1/19 (144A)                                 401,334
        500,000                       NR/NR   Salix Pharmaceuticals, Ltd., 1.5%,
                                              3/15/19                                              613,438
                                                                                           ---------------
                                                                                           $     2,140,172
                                                                                           ---------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                              $     5,609,472
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Consumer Finance -- 0.0%+
        115,000                       B+/NR   DFC Global Corp., 3.25%, 4/15/17             $       104,866
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 19

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.2%
        870,000                      BBB/NR   Ares Capital Corp., 4.375%, 1/15/19
                                              (144A)                                       $       859,125
                                                                                           ---------------
                                              Total Diversified Financials                 $       963,991
----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.2%
                                              Real Estate Operating Companies -- 0.2%
        965,000                       NR/NR   Forest City Enterprises, Inc., 3.625%,
                                              8/15/20 (144A)                               $       980,681
                                                                                           ---------------
                                              Total Real Estate                            $       980,681
----------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.4%
                                              Internet Software & Services -- 0.0%+
        100,000                       NR/NR   WebMD Health Corp., 2.5%, 1/31/18            $        94,188
----------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.4%
        175,000                       NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31          $       229,250
        700,000                      BB-/NR   Nuance Communications, Inc., 2.75%,
                                              11/1/31                                              707,438
        945,000                       NR/NR   TIBCO Software, Inc., 2.25%, 5/1/32                  959,766
                                                                                           ---------------
                                                                                           $     1,896,454
                                                                                           ---------------
                                              Total Software & Services                    $     1,990,642
----------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                              Computer Storage & Peripherals -- 0.2%
        650,000                       BB/NR   SanDisk Corp., 1.5%, 8/15/17                 $       859,625
----------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.2%
      1,180,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                              5/15/41 (144A)                               $     1,001,525
                                                                                           ---------------
                                              Total Technology Hardware & Equipment        $     1,861,150
----------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 1.1%
                                              Semiconductor Equipment -- 0.3%
      1,125,000                   BBB-/Baa1   Lam Research Corp., 1.25%, 5/15/18           $     1,353,516
        100,000                     BBB-/NR   Novellus Systems, Inc., 2.625%, 5/15/41              158,312
                                                                                           ---------------
                                                                                           $     1,511,828
----------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.8%
        300,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                 $       324,750
         30,000                       A-/A2   Intel Corp., 3.25%, 8/1/39                            37,144
         50,000                       NR/NR   JinkoSolar Holding Co., Ltd., 4.0%,
                                              5/15/16 (144A)                                        48,781
      1,000,000                      BB+/NR   ON Semiconductor Corp., 2.625%,
                                              12/15/26                                           1,080,625
        150,000                       NR/NR   ReneSola, Ltd., 4.125%, 3/15/18 (144A)               119,531

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Semiconductors -- (continued)
      1,450,000                       NR/NR   SunPower Corp., 0.75%, 6/1/18 (144A)         $     1,695,514
                                                                                           ---------------
                                                                                           $     3,306,345
                                                                                           ---------------
                                              Total Semiconductors & Semiconductor
                                              Equipment                                    $     4,818,173
----------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.3%
                                              Integrated Telecommunication
                                              Services -- 0.3%
      1,100,000                        B/NR   Ciena Corp., 0.875%, 6/15/17                 $     1,119,938
                                                                                           ---------------
                                              Total Telecommunication Services             $     1,119,938
----------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $27,763,311)                           $    29,330,944
----------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 2.6%
                                              BANKS -- 0.6%
                                              Diversified Banks -- 0.5%
          1,500          6.75         BB/NR   AgStar Financial Services ACA, Floating
                                              Rate Note, 12/31/99 (Perpetual) (144A)       $     1,519,594
         12,250          6.50       A-/Baa1   US Bancorp, Floating Rate Note (Perpetual)           318,378
         16,400          6.00       A-/Baa1   US Bancorp, Floating Rate Note (Perpetual)           441,816
                                                                                           ---------------
                                                                                           $     2,279,788
----------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.1%
          5,000          6.25         A-/NR   CoBank ACB, Floating Rate Note
                                              (Perpetual) (144A)                           $       477,656
                                                                                           ---------------
                                              Total Banks                                  $     2,757,444
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.3%
                                              Other Diversified Financial Services -- 0.9%
         54,200          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate Note,
                                              10/30/40                                     $     1,488,874
         63,000          7.12         BB/B1   Citigroup, Inc., Floating Rate Note,
                                              12/31/99 (Perpetual)                               1,590,750
         27,750          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate Note,
                                              2/15/40                                              742,312
                                                                                           ---------------
                                                                                           $     3,821,936
----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.3%
          1,600                     CCC+/B3   Ally Financial, Inc., 7.0% (Perpetual)
                                              (144A)                                       $     1,528,900
----------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.1%
         18,000          7.12        BB+/NR   Morgan Stanley, Floating Rate Note,
                                              12/31/99 (Perpetual)                         $       453,600
                                                                                           ---------------
                                              Total Diversified Financials                 $     5,804,436
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 21

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.5%
                                              Property & Casualty Insurance -- 0.4%
         25,000          5.95      BBB-/Ba1   Aspen Insurance Holdings, Ltd., Floating
                                              Rate Note (Perpetual)                        $       593,250
         40,000                      BB/Ba1   The Hanover Insurance Group, Inc.,
                                              6.35%, 3/30/53                                       870,000
                                                                                           ---------------
                                                                                           $     1,463,250
----------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 0.1%
        500,000          0.00         NR/NR   Altair Re, Floating Rate Note, 4/30/16
                                              (Cat Bond)                                   $       519,450
                                                                                           ---------------
                                              Total Insurance                              $     1,982,700
----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.1%
                                              Diversified REIT's -- 0.1%
            400                       A-/A3   Firstar Realty LLC, 8.875%, 12/31/99
                                              (Perpetual) (144A)                           $       490,750
                                                                                           ---------------
                                              Total Real Estate                            $       490,750
----------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.0%+
                                              Integrated Telecommunication
                                              Services -- 0.0%+
          4,400                   BBB-/Baa3   Qwest Corp., 7.375%, 6/1/51                  $       110,176
                                                                                           ---------------
                                              Total Telecommunication Services             $       110,176
----------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.1%
                                              Electric Utilities -- 0.1%
         25,000                     BB+/Ba1   PPL Capital Funding, Inc., 5.9%,
                                              4/30/73                                      $       533,000
                                                                                           ---------------
                                              Total Utilities                              $       533,000
----------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $11,974,772)                           $    11,678,506
----------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCKS -- 1.2%
                                              ENERGY -- 0.2%
                                              Oil & Gas Exploration & Production -- 0.2%
          7,500                      CCC/NR   SandRidge Energy, Inc., 7.0% (Perpetual)     $       750,000
                                                                                           ---------------
                                              Total Energy                                 $       750,000
----------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.2%
                                              Home Furnishings -- 0.2%
         13,100                               Sealy Corp., 8.0%, 7/15/16 (PIK)             $     1,038,175
                                                                                           ---------------
                                              Total Consumer Durables & Apparel            $     1,038,175
----------------------------------------------------------------------------------------------------------
                                              BANKS -- 0.2%
                                              Diversified Banks -- 0.2%
          1,050                    BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)          $     1,194,386
                                                                                           ---------------
                                              Total Banks                                  $     1,194,386
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.6%
                                              Other Diversified Financial Services -- 0.3%
          1,340                      BB+/B1   Bank of America Corp., 7.25%,
                                              12/31/99 (Perpetual)                         $     1,447,200
----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 0.3%
         20,000                      BB+/NR   AMG Capital Trust II, 5.15%, 10/15/37        $     1,166,250
                                                                                           ---------------
                                              Total Diversified Financials                 $     2,613,450
----------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCKS
                                              (Cost $5,561,922)                            $     5,596,011
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 0.1%
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Other Diversified Financial Services -- 0.1%
          2,500                               Lorenz Re *                                  $       269,175
                                                                                           ---------------
                                              Total Diversified Financials                 $       269,175
----------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $250,000)                              $       269,175
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 2.2%
                                              MATERIALS -- 0.4%
                                              Aluminum -- 0.1%
        145,805                       B+/B1   Bayview Financial Mortgage Pass-Through
                                              Trust 2007-B, 6.407%, 8/28/47 (Step)         $       146,999
        322,639          7.78       NR/Caa2   GE Mortgage Services LLC, Floating Rate
                                              Note, 3/25/27                                        317,691
        250,000          6.55         B-/B3   Security National Mortgage Loan Trust
                                              2007-1, Floating Rate Note,
                                              4/25/37 (144A)                                       244,773
                                                                                           ---------------
                                                                                           $       709,463
----------------------------------------------------------------------------------------------------------
                                              Precious Metals & Minerals -- 0.0%+
         20,851                      BBB/NR   Mid-State Capital Trust 2010-1, 7.0%,
                                              12/15/45 (144A)                              $        21,700
----------------------------------------------------------------------------------------------------------
                                              Steel -- 0.3%
        615,454                       B+/B3   Accredited Mortgage Loan Trust 2003-3,
                                              5.21%, 1/25/34 (Step)                        $       582,215
        373,910          0.94       BBB/Ba2   NovaStar Mortgage Funding Trust Series
                                              2003-1, Floating Rate Note, 5/25/33                  337,486
        296,681                     CC/Caa2   RASC Series 2003-KS5 Trust, 4.46%,
                                              7/25/33 (Step)                                       282,054
                                                                                           ---------------
                                                                                           $     1,201,755
                                                                                           ---------------
                                              Total Materials                              $     1,932,918
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 23

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.0%+
                                              Hotels, Resorts & Cruise Lines -- 0.0%+
        164,159                       BB/NR   Westgate Resorts 2012-2 LLC, 9.0%,
                                              1/20/25 (144A)                               $       165,750
                                                                                           ---------------
                                              Total Consumer Services                      $       165,750
----------------------------------------------------------------------------------------------------------
                                              BANKS -- 1.7%
                                              Thrifts & Mortgage Finance -- 1.7%
        100,000                       BB/NR   CarNow Auto Receivables Trust 2012-1,
                                              6.9%, 11/15/16 (144A)                        $       102,908
         61,153                       BB/B2   Citicorp Residential Mortgage Trust
                                              Series 2006-1, 5.836%, 7/25/36 (Step)                 60,931
         98,327                      BB-/B1   Citicorp Residential Mortgage Trust
                                              Series 2006-1, 5.939%, 7/25/36 (Step)                 98,068
        189,000                       CCC/C   Citicorp Residential Mortgage Trust
                                              Series 2006-2, 5.918%, 9/25/36 (Step)                168,699
        111,183                       B-/B2   Citicorp Residential Mortgage Trust Series
                                              2007-1, 5.892%, 3/25/37 (Step)                       109,404
        268,181                      NR/Ba3   Conseco Financial Corp., 6.18%, 4/1/30               275,999
         30,927          4.46       BB+/Ba1   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 10/25/35                          31,021
        618,200          0.35       NR/Caa2   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 11/25/36 (144A)                  575,760
        100,000                      BBB/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 4.458%, 1/15/48 (144A)                  98,910
        145,527                      NR/Ba1   Leaf Receivables Funding 8 LLC, 5.5%,
                                              9/15/20 (144A)                                       130,264
        775,000          5.50      BBB/Baa1   Mastr Specialized Loan Trust, Floating
                                              Rate Note, 11/25/34 (144A)                           740,827
      1,360,000                      NR/Ba2   Nations Equipment Finance Funding I
                                              LLC, 5.5%, 5/20/21 (144A)                          1,307,776
        500,000                        B/NR   Nationstar Mortgage Advance Receivables
                                              Trust 2013-T1, 4.949%, 6/20/44 (144A)                499,285
      1,250,000                       NR/NR   Progreso Receivables Funding I LLC, 4.0%,
                                              7/9/18 (144A)                                      1,243,750
      1,062,034                     A+/Baa2   RAMP Series 2004-RZ1 Trust, 4.32%,
                                              3/25/34 (Step)                                     1,042,987
        125,184          0.34       BB+/Ba1   RAMP Series 2006-RZ3 Trust, Floating
                                              Rate Note, 8/25/36                                   119,277
        450,000                       BB/NR   SNAAC Auto Receivables Trust 2013-1,
                                              4.56%, 4/15/20 (144A)                                446,724
        198,475                        A/NR   STORE Master Funding LLC, 4.16%,
                                              3/20/43 (144A)                                       197,140
        150,000                       BB/NR   United Auto Credit Securitization Trust
                                              2013-1, 4.4%, 4/15/19 (144A)                         149,472
                                                                                           ---------------
                                                                                           $     7,399,202
                                                                                           ---------------
                                              Total Banks                                  $     7,399,202
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Other Diversified Financial Services -- 0.1%
         43,470                       BB/NR   Sierra Timeshare 2011-3 Receivables
                                              Funding LLC, 9.31%, 7/20/28 (144A)           $        46,961
        500,000                       BB/NR   Springleaf Funding Trust 2013-A, 5.0%,
                                              9/15/21 (144A)                                       490,000
                                                                                           ---------------
                                                                                           $       536,961
                                                                                           ---------------
                                              Total Diversified Financials                 $       536,961
----------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $10,047,760)                           $    10,034,831
----------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 5.8%
                                              CONSUMER SERVICES -- 0.1%
                                              Hotels, Resorts & Cruise Lines -- 0.1%
        227,000                      BB+/NR   Motel 6 Trust, 4.274%, 10/5/25 (144A)        $       222,408
                                                                                           ---------------
                                              Total Consumer Services                      $       222,408
----------------------------------------------------------------------------------------------------------
                                              BANKS -- 4.4%
                                              Thrifts & Mortgage Finance -- 4.4%
        350,000                       NR/NR   A10 Securitization 2013-1 LLC, 4.7%,
                                              11/15/25 (144A)                              $       346,932
        139,000                       NR/NR   A10 Securitization 2013-1 LLC, 6.41%,
                                              11/15/25 (144A)                                      137,824
        130,607                     BBB-/B3   Alternative Loan Trust 2004-2CB, 5.75%,
                                              3/25/34                                              128,871
         92,248                      BB-/NR   Banc of America Mortgage Trust 2004-2,
                                              5.5%, 3/25/34                                         88,617
        440,529          0.57       NR/Baa3   Bayview Commercial Asset Trust, Floating
                                              Rate Note, 1/25/36 (144A)                            360,066
        647,714          1.38        A/Baa1   Bayview Commercial Asset Trust, Floating
                                              Rate Note, 4/25/34 (144A)                            570,548
        406,389          0.49      AA+/Baa3   Bayview Commercial Asset Trust, Floating
                                              Rate Note, 8/25/35 (144A)                            331,510
        136,549          2.39        A+/Ba1   Bear Stearns ALT-A Trust 2003-3, Floating
                                              Rate Note, 10/25/33                                  126,012
        500,000          5.53        BBB/NR   Bear Stearns Commercial Mortgage
                                              Securities Trust 2004-TOP16, Floating
                                              Rate Note, 2/13/46 (144A)                            434,630
        100,000          5.21        NR/Ba1   Bear Stearns Commercial Mortgage
                                              Securities Trust 2005-PWR7, Floating
                                              Rate Note, 2/11/41                                   101,214
      2,767,507                       BB/NR   Bear Stearns Commercial Mortgage Securities
                                              Trust 2006-PWR14, 5.273%, 12/11/38                 2,623,674
         39,722          5.62         B+/NR   CHL Mortgage Pass-Through Trust
                                              2002-32, Floating Rate Note, 1/25/33                  40,005
        300,000          5.95       NR/Baa3   Citigroup Commercial Mortgage Trust
                                              2006-C4, Floating Rate Note, 3/15/49                 308,475

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 25

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
         66,768                     NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                              6.75%, 8/25/34                               $        71,211
        806,350          0.68          A/A2   CNL Commercial Mortgage Loan Trust 2003-1,
                                              Floating Rate Note, 5/15/31 (144A)                   702,345
      1,500,000                       NR/B3   COMM 2006-C8 Mortgage Trust, 5.377%,
                                              12/10/46                                           1,412,694
         82,340          0.36         A+/A1   COMM 2007-FL14 Mortgage Trust, Floating
                                              Rate Note, 6/15/22 (144A)                             81,163
        211,000          5.96         NR/A2   COMM 2010-C1 Mortgage Trust, Floating
                                              Rate Note, 7/10/46 (144A)                            234,954
        100,000          5.02       NR/Baa3   COMM 2012-CCRE2 Mortgage Trust,
                                              Floating Rate Note, 8/15/45 (144A)                    89,183
        303,000          4.73     BBB-/Baa3   COMM 2012-CCRE4 Mortgage Trust,
                                              Floating Rate Note, 10/15/45 (144A)                  264,015
        200,000                       NR/NR   Extended Stay America Trust 2013-ESH
                                              MZ, 7.625%, 12/5/19 (144A)                           207,536
        350,000          5.34       BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                              Floating Rate Note, 7/10/45 (144A)                   350,696
        281,689                    CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                              5.25%, 11/25/32 (144A)                               227,464
        196,512                    CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                              5.25%, 4/25/32                                       164,091
        200,000          5.94       BB+/Ba2   GS Mortgage Securities Corp. II Commercial
                                              Mortgage Pass Through Certificates Series
                                              2004-GG2, Floating Rate Note, 8/10/38                198,193
        300,000          3.78        NR/Ba2   GS Mortgage Securities Corp. II, Floating
                                              Rate Note, 11/8/29 (144A)                            299,931
        110,000          5.83       NR/Baa3   GS Mortgage Securities Trust 2012-GC6,
                                              Floating Rate Note, 1/10/45 (144A)                   104,799
        242,183                       NR/NR   Homeowner Assistance Program Reverse
                                              Mortgage Loan Trust 2013-RM1, 4.0%,
                                              5/26/53 (144A)                                       234,997
        200,000          6.20         B-/NR   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2007-LDP12, Floating
                                              Rate Note, 2/15/51                                   180,145
        200,000          3.93         BB/NR   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2013-FL3, Floating
                                              Rate Note, 4/15/28 (144A)                            197,602
        202,500          2.86       NR/Caa1   JP Morgan Mortgage Trust 2005-A7,
                                              Floating Rate Note, 10/25/35                         192,075
        463,990          5.28         BB/NR   LB-UBS Commercial Mortgage Trust
                                              2006-C1, Floating Rate Note, 2/15/41                 456,023
        509,535          0.38       BBB+/A3   Lehman Brothers Small Balance
                                              Commercial Mortgage Trust 2006-3,
                                              Floating Rate Note, 12/25/36 (144A)                  421,372
        614,175          2.50       BB+/Ba1   MASTR Adjustable Rate Mortgages Trust
                                              2003-6, Floating Rate Note, 12/25/33                 594,698

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        180,498          5.28         B-/B3   MASTR Adjustable Rate Mortgages
                                              Trust, Floating Rate Note, 1/25/35           $       175,795
        107,748                       B-/NR   MASTR Alternative Loan Trust 2004-6,
                                              6.0%, 7/25/34                                        110,620
        274,787                      D/Caa3   Merrill Lynch Mortgage Investors Trust
                                              Series 2006-AF1, 5.75%, 8/25/36                      171,013
      1,500,000          5.57         NR/B1   Morgan Stanley Capital I Trust 2007-TOP25,
                                              Floating Rate Note, 11/12/49                       1,480,432
        300,000          6.68         NR/NR   New York Securitization Trust 2012-1,
                                              Floating Rate Note, 12/27/47 (144A)                  300,000
        300,000          4.43      BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                              Floating Rate Note, 8/25/29 (144A)                   301,024
      1,500,000          5.18       NR/Baa3   NorthStar 2013-1, Floating Rate Note,
                                              8/25/29 (144A)                                     1,490,156
        231,154                     NR/Baa3   RCMC LLC, 5.623%, 11/15/44 (144A)                    231,197
        542,436          1.58        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                              9/10/35 (144A)                                       484,022
        200,000          5.30        BBB/NR   Springleaf Mortgage Loan Trust 2012-3,
                                              Floating Rate Note, 12/25/59 (144A)                  198,708
        250,000          5.58         BB/NR   Springleaf Mortgage Loan Trust, Floating
                                              Rate Note, 6/25/58 (144A)                            249,683
        132,350          1.68        A+/Ba3   Structured Asset Mortgage Investments Trust
                                              2003-AR1, Floating Rate Note, 10/19/33               115,980
         18,761                     CC/Caa2   Structured Asset Securities Corp Trust
                                              2005-15, 6.0%, 8/25/35                                17,659
         30,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36 (144A)              30,681
        304,000          5.66       BB-/Ba3   Wachovia Bank Commercial Mortgage
                                              Trust Series 2006-C24, Floating Rate
                                              Note, 3/15/45                                        300,444
        313,000          6.17        B-/Ba1   Wachovia Bank Commercial Mortgage
                                              Trust Series 2007-C34, Floating Rate
                                              Note, 5/15/46                                        314,386
      1,000,000          5.00         NR/NR   Wedgewood Real Estate Trust 2013-1,
                                              Floating Rate Note, 7/25/43 (144A)                   989,688
        100,000                      NR/Ba2   Wells Fargo Commercial Mortgage Trust,
                                              4.0%, 11/15/43 (144A)                                 76,753
         86,509                      CCC/NR   Wells Fargo Mortgage Backed Securities
                                              2004-1 Trust, 5.5%, 2/25/34                           86,339
        100,000          5.65       NR/Baa3   WFRBS Commercial Mortgage Trust 2011-C2,
                                              Floating Rate Note, 2/15/44 (144A)                    98,045
         50,000          5.42       NR/Baa1   WFRBS Commercial Mortgage Trust 2011-C4,
                                              Floating Rate Note, 6/15/44 (144A)                    49,795
        200,000          4.50       BBB-/NR   WFRBS Commercial Mortgage Trust 2013-C12,
                                              Floating Rate Note, 3/15/48 (144A)                   168,240
                                                                                           ---------------
                                                                                           $    19,724,225
                                                                                           ---------------
                                              Total Banks                                  $    19,724,225
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 27

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.5%
                                              Other Diversified Financial Services -- 0.4%
        113,538          5.63         NR/A2   DBUBS 2011-LC2 Mortgage Trust, Floating
                                              Rate Note, 7/10/44 (144A)                    $       118,166
      1,300,000          5.18         NR/NR   Del Coronado Trust 2013-DEL MZ, Floating
                                              Rate Note, 3/15/18 (144A)                          1,305,720
         39,443          7.35       B+/Baa3   Morgan Stanley Capital I, Inc., Floating
                                              Rate Note, 7/15/32 (144A)                             41,326
         78,455          2.51         A+/NR   Structured Adjustable Rate Mortgage Loan
                                              Trust, Floating Rate Note, 7/25/34                    77,650
        250,000                       NR/NR   Vericrest Opportunity Loan Transferee,
                                              6.414%, 2/26/52 (144A)                               256,946
                                                                                           ---------------
                                                                                           $     1,799,808
----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.1%
        452,659                    BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                              3/20/25 (144A)                               $       442,733
----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.0%+
         49,433          5.10        CCC/NR   GMACM Mortgage Loan Trust 2005-AR2,
                                              Floating Rate Note, 5/25/35                  $        48,370
----------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.0%+
        144,080          6.33        BBB/NR   Banc of America Merrill Lynch Commercial
                                              Mortgage, Inc., Floating Rate Note,
                                              9/10/47 (144A)                               $       149,003
                                                                                           ---------------
                                              Total Diversified Financials                 $     2,439,914
----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.8%
                                              Mortgage REIT's -- 0.8%
         55,425          2.37         BB/B2   American Home Mortgage Investment Trust
                                              2005-1, Floating Rate Note, 6/25/45          $        54,071
      1,500,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                              Securities Corp., 4.877%, 4/15/37                  1,509,381
        894,778                     NR/Caa3   Credit Suisse First Boston Mortgage
                                              Securities Corp., 4.898%, 3/15/36 (144A)             853,792
        100,000          5.14        CCC/B3   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              10/15/39 (144A)                                       87,265
        200,000          3.89         NR/NR   FREMF 2012-K708 Mortgage Trust,
                                              Floating Rate Note, 2/25/45 (144A)                   187,268
      1,000,000          3.61         NR/NR   FREMF 2013-K28 Mortgage Trust,
                                              Floating Rate Note, 6/25/46 (144A)                   807,011
        175,000          4.18         NR/NR   FREMF Mortgage Trust, Floating Rate
                                              Note, 5/25/45 (144A)                                 153,979
                                                                                           ---------------
                                                                                           $     3,652,767
                                                                                           ---------------
                                              Total Real Estate                            $     3,652,767
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.0%+
                                              Government -- 0.0%+
        342,434          1.05         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note, 3/16/53     $        27,579
                                                                                           ---------------
                                              Total Government                             $        27,579
----------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (Cost $26,149,537)                           $    26,066,893
----------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 51.8%
                                              ENERGY -- 10.1%
                                              Oil & Gas Drilling -- 1.7%
      1,000,000                      BB/Ba3   Atwood Oceanics, Inc., 6.5%, 2/1/20          $     1,047,500
        845,000                        B/B3   Drill Rigs Holdings, Inc., 6.5%,
                                              10/1/17 (144A)                                       872,462
      1,005,000                        B/B3   Hercules Offshore, Inc., 8.75%,
                                              7/15/21 (144A)                                     1,065,300
        400,000                   CCC+/Caa3   Ocean Rig UDW, Inc., 9.5%, 4/27/16 (144A)            424,000
        600,000                       B-/B3   Offshore Group Investment, Ltd.,
                                              7.5%, 11/1/19                                        631,500
        450,000                       B+/B1   Pacific Drilling SA, 5.375%, 6/1/20 (144A)           438,750
      1,315,000                       B+/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                              11/1/18 (144A)                                     1,397,188
      1,130,000                        B/B3   Summit Midstream Holdings LLC, 7.5%,
                                              7/1/21 (144A)                                      1,166,725
        650,000                      BB-/B1   Unit Corp., 6.625%, 5/15/21                          666,250
                                                                                           ---------------
                                                                                           $     7,709,675
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.6%
        280,000                       B+/B2   Basic Energy Services, Inc., 7.75%,
                                              10/15/22                                     $       270,900
        800,000                       B+/B2   Basic Energy Services, Inc., 7.75%,
                                              2/15/19                                              808,000
        385,000                       B+/B1   Calfrac Holdings LP, 7.5%, 12/1/20
                                              (144A)                                               387,888
        715,000                      B/Caa1   Forbes Energy Services, Ltd., 9.0%,
                                              6/15/19                                              718,575
        585,000                      BB-/B1   Key Energy Services, Inc., 6.75%, 3/1/21             579,150
                                                                                           ---------------
                                                                                           $     2,764,513
----------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 0.2%
      1,000,000                     NR/Baa1   Petroleos Mexicanos, 3.5%, 7/18/18           $     1,012,500
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 6.1%
      1,250,000                       B-/B3   Approach Resources, Inc., 7.0%, 6/15/21      $     1,250,000
        470,000                   CCC+/Caa1   Athlon Holdings LP, 7.375%, 4/15/21
                                              (144A)                                               479,400

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 29

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- (continued)
        650,000                       B-/B3   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20       $       689,000
        700,000                       B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19              724,500
        475,000                     BB+/Ba3   Concho Resources, Inc., 5.5%, 4/1/23                 469,062
        860,000                       B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                              12/15/21 (144A)                                      849,250
        985,000                        B/B3   EPE Holdings LLC, 8.125%, 12/15/17
                                              (144A) (PIK)                                       1,028,094
        590,000                     B-/Caa1   EPL Oil & Gas, Inc., 8.25%, 2/15/18                  622,450
        750,000                       B-/B3   EV Energy Partners LP, 8.0%, 4/15/19                 750,000
      1,070,000                       B-/B3   Forest Oil Corp., 7.5%, 9/15/20                    1,064,650
        600,000                    CCC/Caa1   Goodrich Petroleum Corp., 8.875%, 3/15/19            624,000
        690,000                     CCC+/B3   Gulfport Energy Corp., 7.75%, 11/1/20
                                              (144A)                                               721,050
        570,000                   CCC+/Caa1   Halcon Resources Corp., 8.875%, 5/15/21              584,250
      1,050,000                   CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20             1,110,375
      1,265,000                   CCC+/Caa1   Lightstream Resources, Ltd., 8.625%,
                                              2/1/20 (144A)                                      1,227,050
      1,000,000                        B/B2   Linn Energy LLC, 6.75%, 11/1/19 (144A)               942,500
        370,000                     B-/Caa1   Memorial Production Partners LP, 7.625%,
                                              5/1/21                                               357,975
        650,000                     B-/Caa1   Midstates Petroleum Co, Inc., 10.75%,
                                              10/1/20 (144A)                                       682,500
        500,000                     B-/Caa1   Midstates Petroleum Co, Inc., 9.25%,
                                              6/1/21 (144A)                                        493,750
        400,000                       NR/NR   National JSC Naftogaz of Ukraine, 9.5%,
                                              9/30/14                                              372,080
        880,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%, 6/1/20             882,200
        500,000                        B/B3   Oasis Petroleum, Inc., 6.875%, 3/15/22
                                              (144A)                                               527,500
        675,000                       B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                    715,500
        600,000                     B-/Caa1   Penn Virginia Corp., 7.25%, 4/15/19                  588,000
        430,000                     B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                    436,450
        500,000                     NR/Caa1   PetroQuest Energy, Inc., 10.0%, 9/1/17
                                              (144A)                                               510,000
        640,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                          656,000
        400,000                      BB/Ba2   Range Resources Corp., 5.0%, 3/15/23                 384,000
      1,445,000                       B-/B3   RKI Exploration & Production LLC, 8.5%,
                                              8/1/21 (144A)                                      1,452,225
        515,000                       B+/B2   Rosetta Resources, Inc., 5.625%, 5/1/21              489,250
        990,000                     CCC+/B3   Samson Investment Co., 10.25%, 2/15/20
                                              (144A)                                             1,049,400
        700,000                       B-/B2   SandRidge Energy, Inc., 7.5%, 2/15/23                693,000
        455,000                     BB-/Ba3   SM Energy Co., 5.0%, 1/15/24 (144A)                  418,600
        150,000                       B-/B3   Stone Energy Corp., 7.5%, 11/15/22                   157,500

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- (continued)
      1,950,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22             $     1,911,000
        420,000                   CCC+/Caa1   Talos Production LLC, 9.75%, 2/15/18
                                              (144A)                                               422,100
CAD     820,000                        B/NR   Trilogy Energy Corp., 7.25%, 12/13/19
                                              (144A)                                               819,721
                                                                                           ---------------
                                                                                           $    27,154,382
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 1.1%
        373,000                    BBB/Baa2   Copano Energy LLC, 7.125%, 4/1/21            $       427,084
      1,550,000          5.85      BB+/Baa3   DCP Midstream LLC, Floating Rate Note,
                                              5/21/43 (144A)                                     1,418,250
        805,000                      BB/Ba3   Gibson Energy, Inc., 6.75%, 7/15/21
                                              (144A)                                               831,162
NOK   2,000,000          6.84         NR/NR   Golar LNG Partners LP, Floating Rate Note,
                                              10/12/17                                             338,651
        425,000                       B-/B2   Penn Virginia Resource Partners LP, 6.5%,
                                              5/15/21 (144A)                                       401,094
        845,000                     BB+/Ba3   Sabine Pass Liquefaction LLC, 5.625%,
                                              2/1/21 (144A)                                        827,044
        740,000                      BB/Ba3   Targa Resources Partners LP, 4.25%,
                                              11/15/23 (144A)                                      669,700
        100,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                              6/15/31                                              113,337
                                                                                           ---------------
                                                                                           $     5,026,322
----------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.4%
        325,000                    CCC/Caa1   Bumi Investment Pte, Ltd., 10.75%,
                                              10/6/17 (144A)                               $       209,625
        250,000                    CCC/Caa2   James River Coal Co., 7.875%, 4/1/19                  78,750
        650,000                     B-/Caa1   Murray Energy Corp., 8.625%, 6/15/21
                                              (144A)                                               651,625
EURO    300,000                    CCC/Caa3   New World Resources NV, 7.875%,
                                              1/15/21 (144A)                                       208,111
        300,000                      BB-/B1   SunCoke Energy Partners LP, 7.375%,
                                              2/1/20 (144A)                                        312,000
                                                                                           ---------------
                                                                                           $     1,460,111
                                                                                           ---------------
                                              Total Energy                                 $    45,127,503
----------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 4.0%
                                              Commodity Chemicals -- 0.5%
        500,000                      BB/Ba3   Axiall Corp., 4.875%, 5/15/23 (144A)         $       473,750
        700,000                     CCC+/B3   Hexion US Finance Corp., 8.875%,
                                              2/1/18                                               724,500
      1,050,000                      BB-/B1   Rain CII Carbon LLC, 8.25%, 1/15/21
                                              (144A)                                             1,055,250
                                                                                           ---------------
                                                                                           $     2,253,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 31

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Fertilizers & Agricultural Chemicals -- 0.0%+
        200,000                     NR/Baa3   Phosagro OAO via Phosagro Bond Funding,
                                              Ltd., 4.204%, 2/13/18 (144A)                 $       196,500
----------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.3%
        530,000                      BB-/B1   Chemtura Corp., 5.75%, 7/15/21               $       528,675
        190,000                        B/B1   Rentech Nitrogen Partners LP, 6.5%,
                                              4/15/21 (144A)                                       186,200
        870,000                      BB-/B2   Tronox Finance LLC, 6.375%, 8/15/20                  861,300
                                                                                           ---------------
                                                                                           $     1,576,175
----------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.3%
        329,000                       B+/NR   Cemex Finance LLC, 9.5%, 12/14/16
                                              (144A)                                       $       349,151
        550,000                       B+/NR   Cemex SAB de CV, 5.875%, 3/25/19
                                              (144A)                                               528,000
        300,000                       B+/NR   Cemex SAB de CV, 7.25%, 1/15/21
                                              (144A)                                               299,250
                                                                                           ---------------
                                                                                           $     1,176,401
----------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.5%
        485,000                       B-/B3   AEP Industries, Inc., 8.25%, 4/15/19         $       521,375
        124,648                   CCC+/Caa1   ARD Finance SA, 11.125%, 6/1/18
                                              (144A) (PIK)                                         132,127
EURO    600,000                     CCC+/B3   Ardagh Glass Finance Plc, 8.75%,
                                              2/1/20 (144A)                                        823,666
        200,000                      B+/Ba3   Ardagh Packaging Finance Plc, 4.875%,
                                              11/15/22 (144A)                                      190,500
EURO    150,000                      B+/Ba3   Ardagh Packaging Finance Plc, 7.375%,
                                              10/15/17 (144A)                                      215,608
        425,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.25%,
                                              2/15/21                                              428,188
                                                                                           ---------------
                                                                                           $     2,311,464
----------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.2%
        340,000                        B/B3   Packaging Dynamics Corp., 8.75%,
                                              2/1/16 (144A)                                $       351,900
        330,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                              8/15/19                                              358,050
                                                                                           ---------------
                                                                                           $       709,950
----------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.8%
        400,000                      BB/Ba3   Ausdrill Finance Pty, Ltd., 6.875%,
                                              11/1/19 (144A)                               $       370,000
        500,000                        B/B3   Global Brass & Copper, Inc., 9.5%,
                                              6/1/19 (144A)                                        550,000
        400,000                     BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                              4.875%, 10/7/20 (144A)                               323,344
        325,000                      BB-/B1   KGHM International, Ltd., 7.75%,
                                              6/15/19 (144A)                                       335,562

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- (continued)
        100,000                    CCC/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                              2/15/18 (144A)                               $        82,500
        400,000                     B-/Caa1   Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                              (144A)                                               156,000
         50,000                     CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                         49,875
        265,000                      B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                              12/15/19 (144A)                                      282,225
        650,000                      BB/Ba3   Vedanta Resources Plc, 6.0%, 1/31/19
                                              (144A)                                               617,500
        700,000                      BB/Ba3   Vedanta Resources Plc, 8.25%, 6/7/21
                                              (144A)                                               707,000
                                                                                           ---------------
                                                                                           $     3,474,006
----------------------------------------------------------------------------------------------------------
                                              Gold -- 0.1%
        380,000                      BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20 (144A)         $       331,550
----------------------------------------------------------------------------------------------------------
                                              Steel -- 0.9%
        730,000                       BB/NR   Bluescope Steel, Ltd., 7.125%, 5/1/18
                                              (144A)                                       $       750,075
        500,000                      B/Caa1   Ferrexpo Finance Plc, 7.875%, 4/7/16
                                              (144A)                                               452,500
        200,000                    BBB/Baa2   Glencore Funding LLC, 4.125%, 5/30/23
                                              (144A)                                               185,013
        620,000                     B-/Caa1   JMC Steel Group, Inc., 8.25%, 3/15/18
                                              (144A)                                               606,050
        400,000                     BB-/Ba2   Metalloinvest Finance, Ltd., 5.625%,
                                              4/17/20 (144A)                                       386,500
      1,100,000                     NR/Caa1   Metinvest BV, 8.75%, 2/14/18 (144A)                  951,500
        150,000                       B-/B3   Permian Holdings, Inc., 10.5%, 1/15/18
                                              (144A)                                               146,250
        490,000                    BBB/Baa3   Reliance Steel & Aluminum Co., 4.5%,
                                              4/15/23                                              478,220
                                                                                           ---------------
                                                                                           $     3,956,108
----------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.4%
        365,000                     BB-/Ba3   Neenah Paper, Inc., 5.25%, 5/15/21
                                              (144A)                                       $       348,575
        710,000                     BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                              5/15/23 (144A)                                       623,025
        400,000                      BB/Ba2   Sappi Papier Holding GmbH, 6.625%,
                                              4/15/21 (144A)                                       372,000
        630,000                     B-/Caa1   Unifrax I LLC, 7.5%, 2/15/19 (144A)                  630,000
                                                                                           ---------------
                                                                                           $     1,973,600
                                                                                           ---------------
                                              Total Materials                              $    17,959,254
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 33

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 3.1%
                                              Aerospace & Defense -- 0.2%
        965,000                       BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)     $       921,575
----------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.3%
      1,000,000                      BB-/NR   Gibraltar Industries, Inc., 6.25%, 2/1/21    $     1,010,000
        135,000                    BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                         152,212
                                                                                           ---------------
                                                                                           $     1,162,212
----------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.4%
        900,000                        B/B2   Abengoa Finance SAU, 8.875%,
                                              11/1/17 (144A)                               $       891,000
        150,000                        B/B2   Empresas ICA SAB de CV, 8.375%,
                                              7/24/17 (144A)                                       148,688
        800,000                        B/B2   Empresas ICA SAB de CV, 8.9%,
                                              2/4/21 (144A)                                        787,000
        200,000                      BB-/NR   OAS Investments GmbH, 8.25%,
                                              10/19/19 (144A)                                      202,000
                                                                                           ---------------
                                                                                           $     2,028,688
----------------------------------------------------------------------------------------------------------
                                              Electrical Components &
                                              Equipment -- 0.1%
        200,000                        B/B2   Coleman Cable, Inc., 9.0%, 2/15/18           $       212,500
        100,000                       B-/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17               103,500
                                                                                           ---------------
                                                                                           $       316,000
----------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.7%
        220,000                      BB-/B1   Boart Longyear Management Pty, Ltd.,
                                              10.0%, 10/1/18 (144A)                        $       222,200
      1,670,000                        B/B3   Boart Longyear Management Pty, Ltd.,
                                              7.0%, 4/1/21 (144A)                                1,235,800
        475,000                        B/B3   Constellation Enterprises LLC, 10.625%,
                                              2/1/16 (144A)                                        401,375
        500,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%, 4/1/22
                                              (144A)                                               525,000
        450,000                       BB/NR   Magnesita Finance, Ltd., 8.625%,
                                              4/29/49 (Perpetual) (144A)                           420,750
        400,000                     BB+/Ba1   Turkiye Sise ve Cam Fabrikalari AS,
                                              4.25%, 5/9/20 (144A)                                 345,600
                                                                                           ---------------
                                                                                           $     3,150,725
----------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.4%
        400,000                        B/B2   Commercial Vehicle Group, Inc., 7.875%,
                                              4/15/19                                      $       400,000
        350,000                        A/A3   Cummins, Inc., 5.65%, 3/1/98                         336,852
      1,175,000                      CCC/B3   Navistar International Corp., 8.25%,
                                              11/1/21                                            1,189,688
                                                                                           ---------------
                                                                                           $     1,926,540
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.6%
        400,000                       B-/B3   BC Mountain LLC, 7.0%, 2/1/21 (144A)         $       397,000
        275,000                        B/B2   Cleaver-Brooks, Inc., 8.75%, 12/15/19
                                              (144A)                                               297,000
        855,000                     B-/Caa1   Gardner Denver, Inc., 6.875%, 8/15/21
                                              (144A)                                               844,312
        400,000                      B/Caa1   Mueller Water Products, Inc., 7.375%,
                                              6/1/17                                               410,000
        100,000                       B-/NR   WPE International Cooperatief UA,
                                              10.375%, 9/30/20 (144A)                               53,500
        798,000                        B/B3   Xerium Technologies, Inc., 8.875%,
                                              6/15/18                                              817,950
                                                                                           ---------------
                                                                                           $     2,819,762
----------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.4%
        200,000                     BB+/Ba3   Aircastle, Ltd., 6.25%, 12/1/19              $       211,500
        200,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                              4/6/21 (144A)                                        211,113
        100,000                      BB+/NR   Aviation Capital Group Corp., 7.125%,
                                              10/15/20 (144A)                                      109,055
        220,000                        B/B2   Avis Budget Car Rental LLC, 5.5%, 4/1/23             203,500
EURO    150,000                        B/B2   Avis Budget Finance Plc, 6.0%, 3/1/21
                                              (144A)                                               205,227
         97,000                    CCC/Caa1   INTCOMEX, Inc., 13.25%, 12/15/14                      94,090
        600,000                      BB/Ba3   Rexel SA, 5.25%, 6/15/20 (144A)                      585,000
                                                                                           ---------------
                                                                                           $     1,619,485
                                                                                           ---------------
                                              Total Capital Goods                          $    13,944,987
----------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                              Environmental & Facilities Services -- 0.2%
        100,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                              10/1/16 (144A)                               $       101,750
        665,000                        B/B3   Safway Group Holding LLC, 7.0%,
                                              5/15/18 (144A)                                       674,975
                                                                                           ---------------
                                                                                           $       776,725
----------------------------------------------------------------------------------------------------------
                                              Diversified Support Services -- 0.3%
        415,000                        B/B1   Iron Mountain, Inc., 5.75%, 8/15/24          $       373,500
      1,025,000                       B+/B3   NANA Development Corp., 9.5%,
                                              3/15/19 (144A)                                     1,030,125
                                                                                           ---------------
                                                                                           $     1,403,625
                                                                                           ---------------
                                              Total Commercial Services & Supplies         $     2,180,350
----------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.7%
                                              Air Freight & Logistics -- 0.1%
        200,000                     CCC+/B2   CEVA Group Plc, 8.375%, 12/1/17
                                              (144A)                                       $       201,500

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 35

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Air Freight & Logistics -- (continued)
        150,000                       B-/WR   Syncreon Global Ireland, Ltd., 9.5%,
                                              5/1/18 (144A)                                $       162,750
                                                                                           ---------------
                                                                                           $       364,250
----------------------------------------------------------------------------------------------------------
                                              Airlines -- 0.7%
        500,000                     A-/Baa3   Air Canada 2013-1 Class A Pass Through
                                              Trust, 4.125%, 5/15/25 (144A)                $       470,625
        500,000                        B/B3   Air Canada 2013-1 Class C Pass Through
                                              Trust, 6.625%, 5/15/18 (144A)                        494,150
         16,532                     BB+/Ba2   Continental Airlines 1997-4 Class B Pass
                                              Through Trust, 6.9%, 1/2/17                           17,110
         49,861                     BB-/Ba1   Continental Airlines 2001-1 Class B Pass
                                              Through Trust, 7.373%, 12/15/15                       52,977
        400,000                    BBB-/Ba2   Delta Air Lines 2010-1 Class B Pass
                                              Through Trust, 6.375%, 1/2/16                        415,000
      1,000,000                     BB+/Ba3   Delta Air Lines 2010-2 Class B Pass
                                              Through Trust, 6.75%, 11/23/15                     1,050,000
        105,000                    BBB+/Ba1   Hawaiian Airlines 2013-1 Class A Pass
                                              Through Certificates, 3.9%, 1/15/26                   96,075
        400,000                    BBB+/Ba1   US Airways 2013-1 Class A Pass Through
                                              Trust, 3.95%, 11/15/25                               370,000
        200,000                      BB-/B1   US Airways 2013-1 Class B Pass Through
                                              Trust, 5.375%, 11/15/21                              190,000
                                                                                           ---------------
                                                                                           $     3,155,937
----------------------------------------------------------------------------------------------------------
                                              Marine -- 0.2%
        560,000                       B+/B3   Navios South American Logistics, Inc.,
                                              9.25%, 4/15/19                               $       602,000
----------------------------------------------------------------------------------------------------------
                                              Railroads -- 0.1%
        350,000                      BB-/NR   Far East Capital, Ltd. SA, 8.0%, 5/2/18
                                              (144A)                                       $       304,500
----------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.3%
      1,100,000                       B-/B2   Jack Cooper Holdings Corp., 9.25%,
                                              6/1/20 (144A)                                $     1,177,000
        325,000                      BBB/A3   Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)             286,812
                                                                                           ---------------
                                                                                           $     1,463,812
----------------------------------------------------------------------------------------------------------
                                              Airport Services -- 0.3%
        185,120                     CCC+/B3   Aeropuertos Argentina 2000 SA, 10.75%,
                                              12/1/20 (144A)                               $       177,252
      1,250,000                     BB-/Ba3   Aeropuertos Dominicanos Siglo XXI SA,
                                              9.25%, 11/13/19                                    1,281,250
                                                                                           ---------------
                                                                                           $     1,458,502
                                                                                           ---------------
                                              Total Transportation                         $     7,349,001
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 1.2%
                                              Auto Parts & Equipment -- 1.1%
        930,000                       BB/B2   Dana Holding Corp., 6.0%, 9/15/23            $       923,025
      1,215,000                       BB/B1   Gestamp Funding Luxembourg SA,
                                              5.625%, 5/31/20 (144A)                             1,208,925
        400,000                      B/Caa1   International Automotive Components
                                              Group SA, 9.125%, 6/1/18 (144A)                      412,000
        250,000                     BB-/Ba3   LKQ Corp., 4.75%, 5/15/23 (144A)                     231,875
        400,000                       B-/B3   Meritor, Inc., 6.75%, 6/15/21                        396,000
      1,100,000                       B+/B3   Pittsburgh Glass Works LLC, 8.5%,
                                              4/15/16 (144A)                                     1,130,250
        520,000                       B-/B1   Schaeffler Holding Finance BV, 6.875%,
                                              8/15/18 (144A) (PIK)                                 544,700
                                                                                           ---------------
                                                                                           $     4,846,775
----------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.1%
        200,000                      BB-/B2   Cooper Tire & Rubber Co., 8.0%, 12/15/19     $       204,250
        210,000                       B+/B1   The Goodyear Tire & Rubber Co., 7.0%,
                                              5/15/22                                              218,400
                                                                                           ---------------
                                                                                           $       422,650
----------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.0%+
        100,000                        B/B1   Chrysler Group LLC, 8.25%, 6/15/21           $       112,000
                                                                                           ---------------
                                              Total Automobiles & Components               $     5,381,425
----------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 1.2%
                                              Home Furnishings -- 0.1%
        400,000                        B/B2   SIWF Merger Sub, Inc., 6.25%, 6/1/21
                                              (144A)                                       $       392,000
----------------------------------------------------------------------------------------------------------
                                              Homebuilding -- 1.0%
        930,000                      BB+/NR   Allegion US Holding Co, Inc., 5.75%,
                                              10/1/21 (144A)                               $       930,000
        280,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                              6.125%, 7/1/22 (144A)                                274,400
        500,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                              6.5%, 12/15/20 (144A)                                502,500
      1,005,000                      BB/Ba2   DR Horton, Inc., 5.75%, 8/15/23                    1,012,538
        200,000                        B/B2   KB Home, 8.0%, 3/15/20                               216,000
        450,000                     BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                        414,000
      1,000,000                       B+/B2   Standard Pacific Corp., 6.25%, 12/15/21            1,000,000
         95,000                      BB-/B1   The Ryland Group, Inc., 5.375%, 10/1/22               88,825
        200,000                       NR/Ca   Urbi Desarrollos Urbanos SAB de CV,
                                              9.5%, 1/21/20 (144A) (e)                              34,000
                                                                                           ---------------
                                                                                           $     4,472,263
----------------------------------------------------------------------------------------------------------
                                              Household Appliances -- 0.1%
        400,000                      BB+/NR   Arcelik AS, 5.0%, 4/3/23 (144A)              $       343,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 37

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Leisure Products -- 0.0%+
EURO    100,000                   CCC+/Caa2   Heckler & Koch GmbH, 9.5%, 5/15/18
                                              (144A)                                       $       130,695
                                                                                           ---------------
                                              Total Consumer Durables & Apparel            $     5,338,458
----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.2%
                                              Casinos & Gaming -- 0.5%
EURO    850,000                       B+/B3   Cirsa Funding Luxembourg SA, 8.75%,
                                              5/15/18 (144A)                               $     1,189,642
EURO    300,000          8.25        BB/Ba2   Gtech Spa, Floating Rate Note,
                                              3/31/66 (144A)                                       436,628
        250,000                       B+/B3   MGM Resorts International, 6.75%,
                                              10/1/20                                              262,500
        100,000                       B+/B2   Scientific Games International, Inc.,
                                              9.25%, 6/15/19                                       107,750
        205,000                     BBB-/NR   Wynn Las Vegas LLC, 4.25%, 5/30/23
                                              (144A)                                               188,088
                                                                                           ---------------
                                                                                           $     2,184,608
----------------------------------------------------------------------------------------------------------
                                              Hotels, Resorts & Cruise Lines -- 0.1%
        200,000                     CCC+/B2   Seven Seas Cruises S de RL LLC,
                                              9.125%, 5/15/19                              $       218,000
        210,000                       B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                              (144A)                                               232,575
                                                                                           ---------------
                                                                                           $       450,575
----------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.3%
EURO  1,000,000                      BB-/NR   Elior Finance & Co SCA, 6.5%, 5/1/20
                                              (144A)                                       $     1,411,208
----------------------------------------------------------------------------------------------------------
                                              Specialized Consumer Services -- 0.3%
        535,000                     BB-/Ba3   Outerwall, Inc., 6.0%, 3/15/19 (144A)        $       521,625
        260,000                      BB/Ba3   Sotheby's, 5.25%, 10/1/22 (144A)                     246,350
        375,000                       B-/B3   StoneMor Partners LP, 7.875%, 6/1/21
                                              (144A)                                               385,312
                                                                                           ---------------
                                                                                           $     1,153,287
                                                                                           ---------------
                                              Total Consumer Services                      $     5,199,678
----------------------------------------------------------------------------------------------------------
                                              MEDIA -- 1.6%
                                              Advertising -- 0.1%
        295,000                       B-/B3   MDC Partners, Inc., 6.75%, 4/1/20
                                              (144A)                                       $       298,688
                                              Broadcasting -- 0.6%
        475,000                      BB-/B1   CCO Holdings LLC, 5.75%, 9/1/23
                                              (144A)                                               450,062
        100,000                      BB-/B1   CCO Holdings LLC, 6.5%, 4/30/21                      101,500
        450,000                   CCC+/Caa1   Cumulus Media Holdings, Inc., 7.75%,
                                              5/1/19                                               466,875
        350,000                   CCC+/Caa2   Intelsat Luxembourg SA, 7.75%, 6/1/21
                                              (144A)                                               362,250

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Advertising -- (continued)
EURO    100,000                       B+/B1   Nara Cable Funding II, Ltd., 8.5%,
                                              3/1/20 (144A)                                $       153,480
        325,000                       B+/B2   Quebecor Media, Inc., 5.75%, 1/15/23                 306,312
        750,000                       B+/B2   Univision Communications, Inc., 5.125%,
                                              5/15/23 (144A)                                       718,125
        150,000                       B+/B2   Univision Communications, Inc., 6.875%,
                                              5/15/19 (144A)                                       160,500
                                                                                           ---------------
                                                                                           $     2,719,104
----------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.4%
        370,000                       BB/B1   Sirius XM Radio, Inc., 4.625%, 5/15/23
                                              (144A)                                       $       337,625
        200,000                       BB/B1   Sirius XM Radio, Inc., 5.25%, 8/15/22
                                              (144A)                                               193,000
      1,065,000                       BB/B1   Sirius XM Radio, Inc., 5.75%, 8/1/21
                                              (144A)                                             1,059,675
                                                                                           ---------------
                                                                                           $     1,590,300
----------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.1%
        100,000                   CCC+/Caa1   Production Resource Group, Inc.,
                                              8.875%, 5/1/19                               $        76,000
        470,000                       B-/B3   Regal Entertainment Group, 5.75%,
                                              2/1/25                                               433,575
        171,000                     BB-/Ba3   WMG Acquisition Corp., 6.0%, 1/15/21
                                              (144A)                                               177,412
                                                                                           ---------------
                                                                                           $       686,987
----------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.4%
      1,620,000                      BB/Ba1   Gannett Co, Inc., 6.375%, 10/15/23
                                              (144A)                                       $     1,607,850
        100,000                       B-/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                              8/15/18 (144A)                                       102,500
                                                                                           ---------------
                                                                                           $     1,710,350
                                                                                           ---------------
                                              Total Media                                  $     7,005,429
----------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.8%
                                              Department Stores -- 0.2%
        775,000                        B/NR   Grupo Famsa SAB de CV, 7.25%,
                                              6/1/20 (144A)                                $       763,375
----------------------------------------------------------------------------------------------------------
                                              Apparel Retail -- 0.2%
        750,000                        B/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19        $       792,188
----------------------------------------------------------------------------------------------------------
                                              Specialty Stores -- 0.4%
      1,100,000                   CCC+/Caa1   Petco Holdings, Inc., 8.5%, 10/15/17
                                              (144A) (PIK)                                 $     1,116,500
        600,000                        B/B3   Radio Systems Corp., 8.375%, 11/1/19
                                              (144A)                                               649,500
                                                                                           ---------------
                                                                                           $     1,766,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 39

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Automotive Retail -- 0.0%+
        325,000                     BB-/Ba3   CST Brands, Inc., 5.0%, 5/1/23 (144A)        $       306,312
                                                                                           ---------------
                                              Total Retailing                              $     3,627,875
----------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 2.0%
                                              Distillers & Vintners -- 0.2%
        470,000                     BB+/Ba1   Constellation Brands, Inc., 3.75%,
                                              5/1/21                                       $       434,162
        585,000                     BB+/Ba1   Constellation Brands, Inc., 4.25%,
                                              5/1/23                                               536,738
                                                                                           ---------------
                                                                                           $       970,900
----------------------------------------------------------------------------------------------------------
                                              Soft Drinks -- 0.1%
        195,000                      BB/Ba2   Central American Bottling Corp., 6.75%,
                                              2/9/22 (144A)                                $       196,950
----------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- 0.4%
        240,000                      BB/Ba2   Cosan Luxembourg SA, 5.0%, 3/14/23
                                              (144A)                                       $       216,000
        900,000                        B/B2   Southern States Cooperative, Inc., 10.0%,
                                              8/15/21 (144A)                                       873,000
        750,000                        B/NR   Tonon Bioenergia SA, 9.25%, 1/24/20
                                              (144A)                                               661,125
                                                                                           ---------------
                                                                                           $     1,750,125
----------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 1.0%
         75,000                        B/B2   Agrokor dd, 8.875%, 2/1/20 (144A)            $        79,688
        400,000                       B+/B1   B&G Foods, Inc., 4.625%, 6/1/21                      382,000
        300,000                     BB+/Ba1   Barry Callebaut Services NV, 5.5%,
                                              6/15/23 (144A)                                       301,308
        250,000                   BBB-/Baa3   BRF SA, 3.95%, 5/22/23 (144A)                        215,000
      1,050,000                        B/B1   Chiquita Brands International, Inc.,
                                              7.875%, 2/1/21 (144A)                              1,115,625
        300,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                              2/1/20 (144A)                                        324,000
        700,000                        B/B2   Marfrig Holding Europe BV, 11.25%,
                                              9/20/21 (144A)                                       689,500
        200,000                        B/B2   Marfrig Holding Europe BV, 8.375%,
                                              5/9/18 (144A)                                        182,000
        200,000                        B/B2   Marfrig Holding Europe BV, 9.875%,
                                              7/24/17 (144A)                                       196,000
        100,000                        B/B2   Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                              (144A)                                                93,000
        500,000                        B/NR   MHP SA, 8.25%, 4/2/20 (144A)                         397,600
        400,000                      BB-/B1   Minerva Luxembourg SA, 7.75%,
                                              1/31/23 (144A)                                       377,000
        200,000                       B+/B1   Post Holdings, Inc., 7.375%, 2/15/22                 210,250
                                                                                           ---------------
                                                                                           $     4,562,971
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.3%
      1,400,000                     B-/Caa1   Alliance One International, Inc., 9.875%,
                                              7/15/21 (144A)                               $     1,316,000
        175,000                   BBB-/Baa2   Lorillard Tobacco Co., 3.75%, 5/20/23                160,736
                                                                                           ---------------
                                                                                           $     1,476,736
                                                                                           ---------------
                                              Total Food, Beverage & Tobacco               $     8,957,682
----------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                              Personal Products -- 0.4%
        255,000                       B+/B2   Albea Beauty Holdings SA, 8.375%,
                                              11/1/19 (144A)                               $       265,200
        750,000                   BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23                   754,627
        785,000                     NR/Caa1   Monitronics International, Inc., 9.125%,
                                              4/1/20 (144A)                                        822,288
                                                                                           ---------------
                                                                                           $     1,842,115
                                                                                           ---------------
                                              Total Household & Personal Products          $     1,842,115
----------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                              Health Care Equipment -- 0.2%
        300,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17              $       276,000
        625,000                       B+/B1   Accellent, Inc., 8.375%, 2/1/17                      650,781
        142,000                       B+/B2   Physio-Control International, Inc.,
                                              9.875%, 1/15/19 (144A)                               159,040
                                                                                           ---------------
                                                                                           $     1,085,821
----------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.1%
        100,000                        B/B3   ConvaTec Healthcare E SA, 10.5%,
                                              12/15/18 (144A)                              $       113,000
        100,000                     B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                      110,000
                                                                                           ---------------
                                                                                           $       223,000
----------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.1%
        400,000                   CCC+/Caa2   Gentiva Health Services, Inc., 11.5%,
                                              9/1/18                                       $       415,000
----------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.8%
        350,000                      BB/Ba3   Aviv Healthcare Properties LP, 7.75%,
                                              2/15/19                                      $       375,375
        200,000                        B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17              214,000
        165,000                        B/B3   CHS, 7.125%, 7/15/20                                 166,650
      1,175,000                        B/B3   CHS, 8.0%, 11/15/19                                1,232,281
        400,000                       B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19              426,000
      1,080,000                      B+/Ba3   Tenet Healthcare Corp., 4.375%,
                                              10/1/21 (144A)                                       996,300
        200,000                       B-/B3   Vanguard Health Holding Co. II LLC,
                                              7.75%, 2/1/19                                        214,500
                                                                                           ---------------
                                                                                           $     3,625,106
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 41

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.1%
        200,000                   CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19                $       227,750
        170,000                        B/B3   IMS Health, Inc., 6.0%, 11/1/20 (144A)               173,612
        175,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18                      188,562
                                                                                           ---------------
                                                                                           $       589,924
                                                                                           ---------------
                                              Total Health Care Equipment
                                              & Services                                   $     5,938,851
----------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.4%
                                              Biotechnology -- 0.1%
        600,000                      B/Caa2   Lantheus Medical Imaging, Inc.,
                                              9.75%, 5/15/17                               $       537,000
        130,000                       BB/B3   Warner Chilcott Co. LLC, 7.75%, 9/15/18              141,050
                                                                                           ---------------
                                                                                           $       678,050
----------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.3%
        610,000                     B-/Caa1   Par Pharmaceutical Companies, Inc.,
                                              7.375%, 10/15/20 (144A)                      $       630,588
        510,000                        B/B1   Valeant Pharmaceuticals International,
                                              6.375%, 10/15/20 (144A)                              530,400
                                                                                           ---------------
                                                                                           $     1,160,988
                                                                                           ---------------
                                              Total Pharmaceuticals,
                                              Biotechnology & Life Sciences                $     1,839,038
----------------------------------------------------------------------------------------------------------
                                              BANKS -- 1.8%
                                              Diversified Banks -- 1.0%
        500,000                     NR/Baa3   Banco de Bogota SA, 5.375%,
                                              2/19/23 (144A)                               $       466,250
        400,000          6.25         BB/NR   Banco do Brasil SA, Floating Rate
                                              Note, 12/29/49 (Perpetual) (144A)                    330,000
        200,000                       NR/B1   Banco GNB Sudameris SA, 7.5%,
                                              7/30/22 (144A)                                       204,112
        250,000                     BBB+/NR   BBVA Banco Continental SA, 5.0%,
                                              8/26/22 (144A)                                       240,000
        400,000                     NR/Baa2   BBVA Bancomer SA Texas, 6.5%,
                                              3/10/21 (144A)                                       416,000
        700,000                     BB-/Ba3   CorpGroup Banking SA, 6.75%,
                                              3/15/23 (144A)                                       593,250
        525,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                              2/24/21 (144A)                                       546,100
        500,000                    BBB/Baa2   Macquarie Bank, Ltd., 6.625%,
                                              4/7/21 (144A)                                        545,150
        250,000                      A/Baa1   Nordea Bank AB, 4.25%,
                                              9/21/22 (144A)                                       247,111
        300,000                    BBB-/Ba1   VTB Bank OJSC Via VTB Capital SA,
                                              6.95%, 10/17/22 (144A)                               297,750

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Diversified Banks -- (continued)
        400,000          7.98      BBB+/Ba1   Wells Fargo & Co., Floating Rate Note,
                                              3/29/49 (Perpetual)                          $       440,000
                                                                                           ---------------
                                                                                           $     4,325,723
----------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.4%
        250,000                        A/A2   HSBC Bank USA NA New York NY,
                                              6.0%, 8/9/17                                 $       283,495
      1,300,000          4.48      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                     1,293,500
        150,000          6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                       154,500
        325,000          4.85      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                       279,500
                                                                                           ---------------
                                                                                           $     2,010,995
----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.4%
        100,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17       $       105,416
      1,525,000                      B+/Ba3   Provident Funding Associates LP, 6.75%,
                                              6/15/21 (144A)                                     1,532,625
                                                                                           ---------------
                                                                                           $     1,638,041
                                                                                           ---------------
                                              Total Banks                                  $     7,974,759
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 5.6%
                                              Other Diversified Financial
                                              Services -- 2.1%
        250,000          3.68         BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                              Note, 1/17/19 (Cat Bond) (144A)              $       250,050
        300,000          5.20        BB+/B1   Bank of America Corp., Floating Rate
                                              Note, 12/29/49 (Perpetual)                           262,500
        750,000                       A-/NR   Carlyle Holdings II Finance LLC, 5.625%,
                                              3/30/43 (144A)                                       694,600
        500,000          5.95         BB/B1   Citigroup, Inc., Floating Rate Note
                                              (Perpetual)                                          466,250
        350,000          5.35         BB/B1   Citigroup, Inc., Floating Rate Note
                                              (Perpetual)                                          304,500
        650,000          7.88         NR/NR   Credit Suisse Group Guernsey I, Ltd.,
                                              Floating Rate Note, 2/24/41                          690,625
        500,000                     NR/Caa1   DTEK Finance Plc, 7.875%, 4/4/18 (144A)              425,000
      1,000,000                      BBB/NR   Fixed Income Trust Series 2013-A,
                                              10/15/97 (Step) (144A) (c) (d)                       555,664
        200,000          7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                              Rate Note (Perpetual)                                217,500
      1,000,000          5.25      AA-/Baa1   General Electric Capital Corp., Floating
                                              Rate Note, 6/29/49 (Perpetual)                       927,000
        750,000          4.00        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                              6/28/16 (Cat Bond) (144A)                            762,975
        615,000          5.65        BB/Ba1   ING US, Inc., Floating Rate Note, 5/15/53            562,200
        200,000                        A/A2   JPMorgan Chase & Co., 4.35%, 8/15/21                 207,174

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 43

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
      1,525,000          5.15       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                              Note, 12/29/49 (Perpetual)                   $     1,334,375
      1,150,000                       A-/NR   KKR Group Finance Co. II LLC, 5.5%,
                                              2/1/43 (144A)                                      1,031,489
        500,000          7.25        BB-/NR   Northshore Re, Ltd., Floating Rate Note,
                                              7/5/16 (Cat Bond) (144A)                             510,350
        100,000          7.70        BBB/NR   Tiers Trust, Floating Rate Note,
                                              10/15/97 (144A) (d)                                   64,444
        250,000          2.80       BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                              1/15/17 (Cat Bond) (144A)                            254,850
                                                                                           ---------------
                                                                                           $     9,521,546
----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 1.2%
        900,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20
                                              (144A)                                       $       922,500
        500,000                     BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                              10/15/19 (144A)                                      517,750
        200,000                   CCC+/Caa1   Igloo Holdings Corp., 8.25%,
                                              12/15/17 (144A) (PIK)                                205,500
        250,000          5.25        BB+/NR   Kibou, Ltd., Floating Rate Note,
                                              2/16/15 (Cat Bond) (144A)                            257,975
      1,070,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 6/1/22              1,013,825
        400,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 7/1/21                383,000
        355,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 8/1/18                356,775
        700,000                        B/B1   Oxford Finance LLC, 7.25%, 1/15/18
                                              (144A)                                               715,750
        750,000          3.50        BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                              5/5/17 (Cat Bond) (144A)                             744,975
                                                                                           ---------------
                                                                                           $     5,118,050
----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.2%
        125,000                     BB-/Ba3   General Motors Financial Co, Inc.,
                                              4.25%, 5/15/23 (144A)                        $       114,219
        100,000                       NR/NR   Tarjeta Naranja SA, 9.0%, 1/28/17
                                              (144A)                                                96,008
        735,000                       B+/B3   TMX Finance LLC, 8.5%, 9/15/18
                                              (144A)                                               768,075
                                                                                           ---------------
                                                                                           $       978,302
----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.6%
        250,000                        A/NR   Blackstone Holdings Finance Co. LLC,
                                              4.75%, 2/15/23 (144A)                        $       261,784
        750,000                        A/NR   Blackstone Holdings Finance Co. LLC,
                                              6.25%, 8/15/42 (144A)                                791,301
        100,000                     BB+/Ba1   Neuberger Berman Group LLC, 5.625%,
                                              3/15/20 (144A)                                       102,250

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- (continued)
        250,000                      BBB/NR   Prospect Capital Corp., 5.875%, 3/15/23      $       241,269
      1,350,000          4.50      BBB/Baa1   The Bank of New York Mellon Corp.,
                                              Floating Rate Note (Perpetual)                     1,167,750
                                                                                           ---------------
                                                                                           $     2,564,354
----------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 1.5%
        100,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                              Rate Note, 12/1/49 (Perpetual)               $        73,000
      1,050,000                    BBB/Baa3   Jefferies Group LLC, 5.125%, 1/20/23               1,058,246
        625,000                   BBB+/Baa3   Merrill Lynch & Co, Inc., 6.11%, 1/29/37             643,707
        150,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14              152,152
        200,000                   BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%, 5/14/38            247,644
        750,000                   BBB+/Baa2   Morgan Stanley, 4.1%, 5/22/23                        699,538
        250,000                   BBB+/Baa2   Morgan Stanley, 4.875%, 11/1/22                      250,132
        900,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                              6.125%, 7/11/21 (144A)                               875,430
        150,000                       A-/A3   The Goldman Sachs Group, Inc.,
                                              5.25%, 7/27/21                                       161,873
        300,000                   BBB+/Baa1   The Goldman Sachs Group, Inc.,
                                              6.45%, 5/1/36                                        304,567
        225,000                   BBB+/Baa1   The Goldman Sachs Group, Inc.,
                                              6.75%, 10/1/37                                       234,818
      1,800,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                            1,990,013
                                                                                           ---------------
                                                                                           $     6,691,120
                                                                                           ---------------
                                              Total Diversified Financials                 $    24,873,372
----------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 7.6%
                                              Insurance Brokers -- 0.5%
        600,000                   CCC+/Caa2   HUB International, Ltd., 8.125%,
                                              10/15/18 (144A)                              $       669,750
        700,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                              5/15/20 (144A)                                       803,228
        500,000                    CCC/Caa2   Onex USI Acquisition Corp., 7.75%,
                                              1/15/21 (144A)                                       500,000
GBP     100,000                       NR/B1   Towergate Finance Plc, 8.5%,
                                              2/15/18 (144A)                                       170,479
                                                                                           ---------------
                                                                                           $     2,143,457
----------------------------------------------------------------------------------------------------------
                                              Life & Health Insurance -- 0.7%
        650,000                      BB/Ba3   CNO Financial Group, Inc., 6.375%,
                                              10/1/20 (144A)                               $       679,250
        500,000                      BB-/B1   Fidelity & Guaranty Life Holdings, Inc.,
                                              6.375%, 4/1/21 (144A)                                507,500

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 45

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Life & Health Insurance -- (continued)
      1,250,000          7.00      BBB/Baa3   Lincoln National Corp., Floating Rate
                                              Note, 5/17/66                                $     1,265,625
        300,000                    BBB/Baa2   MetLife, Inc., 6.4%, 12/15/36                        303,000
        400,000          5.88     BBB+/Baa2   Prudential Financial, Inc., Floating Rate
                                              Note, 9/15/42                                        392,000
        165,000          5.88         NR/NR   Wilton Re Finance LLC, Floating Rate
                                              Note, 3/30/33 (144A)                                 165,412
                                                                                           ---------------
                                                                                           $     3,312,787
----------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.4%
        250,000                      BBB/A3   AXA SA, 8.6%, 12/15/30                       $       302,248
        900,000          6.46     BBB-/Baa1   AXA SA, Floating Rate Note
                                              (Perpetual) (144A)                                   897,750
        265,000                   BBB-/Baa3   Genworth Holdings, Inc., 6.5%, 6/15/34               280,495
        300,000                   BBB-/Baa3   Genworth Holdings, Inc., 7.2%, 2/15/21               345,692
                                                                                           ---------------
                                                                                           $     1,826,185
----------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 1.1%
GBP     950,000          6.62         NR/NR   Brit Insurance Holdings BV, Floating
                                              Rate Note, 12/9/30                           $     1,391,591
        250,000                   BBB-/Baa3   Fidelity National Financial, Inc., 5.5%,
                                              9/1/22                                               263,534
        200,000                     NR/Baa3   First American Financial Corp., 4.3%,
                                              2/1/23                                               193,580
      1,000,000                   BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                              11/9/22                                              989,692
      1,000,000          6.80      BBB/Baa3   QBE Capital Funding II LP, Floating Rate
                                              Note (Perpetual) (144A)                            1,007,818
        200,000                     A-/Baa1   QBE Insurance Group, Ltd., 2.4%,
                                              5/1/18 (144A)                                        194,846
        850,000          6.50      BBB-/Ba1   XL Group Plc, Floating Rate Note
                                              (Perpetual)                                          813,875
                                                                                           ---------------
                                                                                           $     4,854,936
----------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 4.9%
      1,500,000          6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                              Reinsurance Co., Ltd., Floating Rate
                                              Note, 9/1/24                                 $     1,526,250
      1,000,000          4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate Note,
                                              5/23/16 (Cat Bond) (144A)                          1,005,300
        250,000          2.50        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate Note,
                                              5/3/16 (Cat Bond) (144A)                             249,125
        500,000          5.25        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                              3/7/16 (Cat Bond) (144A)                             505,050
        500,000          6.85         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                              4/7/17 (Cat Bond) (144A)                             510,600

The accompanying notes are an integral part of these financial statements.

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
        250,000         10.25        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                              1/8/15 (Cat Bond) (144A)                     $       262,625
        250,000         11.25         B+/NR   Compass Re, Ltd., Floating Rate Note,
                                              1/8/15 (Cat Bond) (144A)                             264,250
        250,000          9.00         BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                              3/16/16 (Cat Bond) (144A)                            273,325
        250,000          6.65         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                              3/13/15 (Cat Bond) (144A)                            261,675
        250,000          7.35        BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                              Rate Note, 2/13/15 (Cat Bond) (144A)                 260,050
        250,000          6.63        BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                              Rate Note, 8/4/14 (Cat Bond) (144A)                  255,625
        350,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/25/15 (Cat Bond)                             360,220
        250,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/3/14 (Cat Bond) (144A)                       253,350
        250,000          6.00         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                             251,725
        500,000          7.25         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                             503,700
        500,000          4.00         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                              Note, 5/18/16 (Cat Bond) (144A)                      508,750
        500,000          6.00        BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                              6/12/15 (Cat Bond) (144A)                            529,300
        250,000         12.16          B/NR   Montana Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                             253,900
        500,000                      BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                              10/15/22                                             490,360
        250,000          9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                              3/12/15 (Cat Bond) (144A)                            263,975
        250,000         12.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                              3/12/15 (Cat Bond) (144A)                            269,375
      1,000,000          8.61         B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                              Floating Rate Note, 1/5/17 (Cat
                                              Bond) (144A)                                       1,037,600
        500,000         11.84         B-/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                              Floating Rate Note, 11/10/16 (Cat
                                              Bond) (144A)                                         509,450
        250,000          8.00         NR/NR   Mythen Re, Ltd. Series 2013-1 Class B,
                                              Floating Rate Note, 7/9/15 (Cat
                                              Bond) (144A)                                         256,975
        250,000          8.11        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                             270,775
        250,000         11.11         NR/B2   Mythen, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                             269,875
        500,000                       NR/NR   Pangaea Re, 10/1/15 (Cat
                                              Bond) (c)                                            523,835

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 47

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
        750,000          7.50        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                              Rate Note, 4/9/15 (Cat Bond) (144A)          $       774,525
        500,000          8.50        BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                              Note, 4/9/15 (Cat Bond) (144A)                       522,000
        750,000          8.60          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                              Note, 4/8/16 (Cat Bond) (144A)                       772,425
        250,000          6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                              Floating Rate Note, 12/15/65                         247,500
      1,250,000          9.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15 (Cat
                                              Bond) (144A)                                       1,329,125
        600,000          8.75         B+/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15 (Cat
                                              Bond) (144A)                                         641,160
        250,000         12.75         NR/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                         274,075
        550,000          4.50        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                         565,290
        250,000          5.75         BB/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                         261,750
        500,000         10.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16 (Cat
                                              Bond) (144A)                                         552,500
        250,000          8.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16 (Cat
                                              Bond) (144A)                                         276,250
        250,000          9.25         B-/NR   Residential Reinsurance 2013, Ltd.,
                                              Floating Rate Note, 6/6/17 (Cat
                                              Bond) (144A)                                         257,875
      1,250,000          4.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                              5/5/17 (Cat Bond) (144A)                           1,246,875
        250,000                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                              (144A)                                               276,275
        110,000          7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                              Rate Note (Perpetual) (144A)                         113,067
        250,000         13.00         NR/NR   Successor X, Ltd. Class IV-AL3, Floating
                                              Rate Note, 2/25/14 (Cat Bond) (144A)                 257,725
        500,000          9.35          B/NR   Successor X, Ltd. Class IV-E3, Floating
                                              Rate Note, 2/25/14 (Cat Bond) (144A)                 508,700
        250,000         11.25         B-/NR   Successor X, Ltd., Floating Rate Note,
                                              11/10/15 (Cat Bond) (144A)                           259,050

The accompanying notes are an integral part of these financial statements.

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
        500,000          8.50         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                              5/9/16 (Cat Bond) (144A)                     $       519,950
        200,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%,
                                              1/26/40                                              249,854
                                                                                           ---------------
                                                                                           $    21,833,011
                                                                                           ---------------
                                              Total Insurance                              $    33,970,376
----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.5%
                                              Diversified REIT's -- 0.2%
        600,000                       B/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                              4/15/19                                      $       615,000
        250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                              4/15/21 (144A)                                       276,684
                                                                                           ---------------
                                                                                           $       891,684
----------------------------------------------------------------------------------------------------------
                                              Mortgage REIT's -- 0.0%+
        170,000                       B+/B3   iStar Financial, Inc., 4.875%, 7/1/18        $       164,900
----------------------------------------------------------------------------------------------------------
                                              Office REIT's -- 0.0%+
        225,000                   BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                              5/15/23                                      $       203,946
----------------------------------------------------------------------------------------------------------
                                              Specialized REIT's -- 0.3%
        900,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                              8/15/22                                      $       898,847
         64,000                      BB-/B1   Sabra Health Care LP, 8.125%, 11/1/18                 68,800
        150,000                    BBB/Baa1   Ventas Realty LP, 4.75%, 6/1/21                      157,967
                                                                                           ---------------
                                                                                           $     1,125,614
                                                                                           ---------------
                                              Total Real Estate                            $     2,386,144
----------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.8%
                                              Internet Software & Services -- 0.6%
        850,000                      BB-/B2   Bankrate, Inc., 6.125%, 8/15/18 (144A)       $       847,875
        800,000                      B+/Ba3   EarthLink, Inc., 7.375%, 6/1/20 (144A)               780,000
         50,000                      BB/Ba3   Equinix, Inc., 7.0%, 7/15/21                          53,250
        805,000                       BB/B1   j2 Global, Inc., 8.0%, 8/1/20                        865,375
        335,000                     BB/Baa3   VeriSign, Inc., 4.625%, 5/1/23 (144A)                314,900
                                                                                           ---------------
                                                                                           $     2,861,400
----------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced
                                              Services -- 0.1%
        100,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)      $       103,250
        400,000                      BB/Ba3   WEX, Inc., 4.75%, 2/1/23 (144A)                      364,000
                                                                                           ---------------
                                                                                           $       467,250
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 49

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Home Entertainment Software -- 0.1%
        400,000                     BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                              9/15/23 (144A)                               $       402,000
                                                                                           ---------------
                                              Total Software & Services                    $     3,730,650
----------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE &
                                              EQUIPMENT -- 1.0%
                                              Communications Equipment -- 0.4%
        915,000                     BB+/Ba3   Brocade Communications Systems,
                                              Inc., 4.625%, 1/15/23 (144A)                 $       844,088
        650,000                     B-/Caa1   CommScope Holding Co, Inc., 6.625%,
                                              6/1/20 (144A) (PIK)                                  646,750
        260,000                        B/B3   CommScope, Inc., 8.25%, 1/15/19 (144A)               284,050
        100,000                       B+/B2   ViaSat, Inc., 6.875%, 6/15/20                        103,750
                                                                                           ---------------
                                                                                           $     1,878,638
----------------------------------------------------------------------------------------------------------
                                              Computer Hardware -- 0.0%+
        185,000                      BB/Ba3   NCR Corp., 5.0%, 7/15/22                     $       172,050
----------------------------------------------------------------------------------------------------------
                                              Computer Storage & Peripherals -- 0.3%
        985,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%, 6/1/23
                                              (144A)                                       $       948,062
        200,000                    BBB-/Ba1   Seagate HDD Cayman, 7.0%, 11/1/21                    222,000
                                                                                           ---------------
                                                                                           $     1,170,062
----------------------------------------------------------------------------------------------------------
                                              Electronic Equipment
                                              Manufacturers -- 0.1%
        550,000                      BB-/B1   Viasystems, Inc., 7.875%, 5/1/19 (144A)      $       584,375
----------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.1%
EURO    300,000                      B+/Ba2   Belden, Inc., 5.5%, 4/15/23 (144A)           $       393,302
----------------------------------------------------------------------------------------------------------
                                              Electronic Manufacturing Services -- 0.1%
         85,000                     BB+/Ba1   Flextronics International, Ltd., 4.625%,
                                              2/15/20                                      $        82,450
        145,000                     BB+/Ba1   Flextronics International, Ltd., 5.0%,
                                              2/15/23                                              137,750
                                                                                           ---------------
                                                                                           $       220,200
                                                                                           ---------------
                                              Total Technology Hardware
                                              & Equipment                                  $     4,418,627
----------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.2%
                                              Semiconductor Equipment -- 0.1%
        285,000                       BB/B2   Amkor Technology, Inc., 6.375%, 10/1/22      $       272,175
----------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.1%
        445,000                        B/B2   Advanced Micro Devices, Inc., 7.5%,
                                              8/15/22                                      $       426,088
                                                                                           ---------------
                                              Total Semiconductors & Semiconductor
                                              Equipment                                    $       698,263
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 2.3%
                                              Integrated Telecommunication
                                              Services -- 1.8%
        500,000                      BB/Ba2   CenturyLink, Inc., 6.45%, 6/15/21            $       497,500
        150,000                      BB/Ba2   CenturyLink, Inc., 7.6%, 9/15/39                     133,875
        800,000                      BB/Ba2   CenturyLink, Inc., 7.65%, 3/15/42                    712,000
      1,205,000                        B/B3   Cincinnati Bell, Inc., 8.375%, 10/15/20            1,274,288
        250,000                     BB-/Ba2   Frontier Communications Corp.,
                                              7.625%, 4/15/24                                      250,000
        500,000                     BB-/Ba2   Frontier Communications Corp., 8.75%,
                                              4/15/22                                              546,250
        200,000                     BB-/Ba2   Frontier Communications Corp., 9.0%,
                                              8/15/31                                              196,000
        558,000                       B+/B3   GCI, Inc., 8.625%, 11/15/19                          584,505
        155,000                      NR/Ba3   GTP Acquisition Partners I LLC, 7.628%,
                                              6/15/16 (144A)                                       167,495
        150,000                     BB-/Ba3   MasTec, Inc., 4.875%, 3/15/23                        140,625
        200,000                        A/A2   Qtel International Finance, Ltd., 3.875%,
                                              1/31/28 (144A)                                       175,000
        125,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                              7/3/17                                               138,053
   EURO 200,000                       B+/B1   Telenet Finance III Luxembourg SCA,
                                              6.625%, 2/15/21 (144A)                               283,972
        100,000                       B+/B1   tw telecom holdings inc, 5.375%,
                                              10/1/22                                               95,500
      1,030,000                   BBB+/Baa1   Verizon Communications, Inc., 6.55%,
                                              9/15/43                                            1,159,429
        500,000                     BB-/Ba3   Virgin Media Secured Finance Plc,
                                              5.375%, 4/15/21 (144A)                               487,500
        305,000                        B/B1   Windstream Corp., 7.5%, 6/1/22                       304,238
        950,000                        B/B1   Windstream Corp., 8.125%, 9/1/18                   1,021,250
                                                                                           ---------------
                                                                                           $     8,167,480
----------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- 0.5%
        850,000                   CCC+/Caa1   Intelsat Jackson Holdings SA, 6.625%,
                                              12/15/22 (144A)                              $       843,625
        250,000                        B/B3   Intelsat Jackson Holdings SA, 7.25%,
                                              4/1/19                                               267,500
        150,000                        B/B3   Intelsat Jackson Holdings SA, 7.5%,
                                              4/1/21                                               162,000
        100,000                      BB/Ba3   MetroPCS Wireless, Inc., 7.875%,
                                              9/1/18                                               108,125
        300,000                       NR/NR   Unison Ground Lease Funding LLC,
                                              5.78%, 3/15/20 (144A)                                288,533
        200,000                      BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                              3/1/22 (144A)                                        210,750

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 51

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- (continued)
        400,000                       NR/NR   WCP ISSUER LLC, 6.657%,
                                              8/15/20 (144A)                               $       409,420
                                                                                           ---------------
                                                                                           $     2,289,953
                                                                                           ---------------
                                              Total Telecommunication Services             $    10,457,433
----------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 2.4%
                                              Electric Utilities -- 0.9%
        100,000                      CCC/NR   Cia de Transporte de Energia Electrica
                                              en Alta Tension Transener SA, 9.75%,
                                              8/15/21 (144A)                               $        49,000
      1,500,000          5.25       BBB+/A3   Electricite de France SA, Floating Rate
                                              Note (Perpetual) (144A)                            1,418,850
        150,000                    BBB/Baa2   Enel Finance International NV, 5.125%,
                                              10/7/19 (144A)                                       156,496
      1,190,000          8.75        NR/Ba1   Enel S.p.A., Floating Rate Note,
                                              9/24/73 (144A)                                     1,211,280
      1,100,000                    BB+/Baa3   Israel Electric Corp, Ltd., 5.625%,
                                              6/21/18 (144A)                                     1,135,750
         75,000          6.25     BBB-/Baa2   Southern California Edison Co., Floating
                                              Rate Note (Perpetual)                                 77,250
                                                                                           ---------------
                                                                                           $     4,048,626
----------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.5%
        165,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22          $       171,600
        220,000                        B/B3   LBC Tank Terminals Holding Netherlands
                                              BV, 6.875%, 5/15/23 (144A)                           221,100
      1,450,000                    BBB/Baa2   ONEOK, Inc., 6.875%, 9/30/28                       1,586,780
        300,000                    BBB/Baa2   Transportadora de Gas del Peru SA,
                                              4.25%, 4/30/28 (144A)                                259,500
                                                                                           ---------------
                                                                                           $     2,238,980
----------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 1.0%
      1,095,000                     BB-/Ba3   AES Corp. Virginia, 4.875%, 5/15/23          $     1,023,825
        250,000          5.75        BB+/NR   East Lane Re, Ltd., Floating Rate Note,
                                              3/14/14 (Cat Bond) (144A)                            254,775
        100,000                      BB/Ba3   Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)            104,250
      1,000,000                     NR/Baa3   Instituto Costarricense de Electricidad,
                                              6.375%, 5/15/43 (144A)                               860,000
        750,000                       B+/B1   InterGen NV, 7.0%, 6/30/23 (144A)                    750,000
      1,000,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                  1,107,500
        150,000                      BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                    158,250
        200,000                      BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                      219,500
                                                                                           ---------------
                                                                                           $     4,478,100
                                                                                           ---------------
                                              Total Utilities                              $    10,765,706
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.1%
                                              Government -- 0.1%
        500,000                      BBB/NR   Brazil Minas SPE via State of Minas
                                              Gerais, 5.333%, 2/15/28 (144A)               $       481,250
                                                                                           ---------------
                                              Total Government                             $       481,250
----------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $235,496,586)                          $   231,448,226
----------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS -- 0.3%
        300,000                       NR/NR   U.S. Treasury Bills, 10/10/13 (c)            $       299,999
      1,150,000                       NR/NR   U.S. Treasury Bills, 11/7/13 (c)                   1,149,970
----------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS
                                              (Cost $1,449,971)                            $     1,449,969
----------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT
                                              BONDS -- 0.3%
        100,000                   CCC+/Caa1   Provincia de Buenos Aires Argentina,
                                              10.875%, 1/26/21 (144A)                      $        81,000
        900,000                        B/B1   Republic of Ghana, 7.875%, 8/7/23
                                              (144A)                                               879,930
        200,000                      B/Caa1   Ukraine Government International
                                              Bond, 7.5%, 4/17/23 (144A)                           165,250
        200,000                      B/Caa1   Ukraine Government International
                                              Bond, 7.8%, 11/28/22 (144A)                          166,750
        200,000                      B/Caa1   Ukraine Government International
                                              Bond, 9.25%, 7/24/17 (144A)                          184,810
----------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $1,587,083)                            $     1,477,740
----------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 0.5%
                                              Municipal Airport -- 0.3%
      1,250,000                       NR/NR   City of Charlotte North Carolina,
                                              5.6%, 7/1/27                                 $     1,194,488
----------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.1%
        500,000                       AA/A2   JobsOhio Beverage System, 3.985%,
                                              1/1/29                                       $       465,755
         75,000                       AA/A2   JobsOhio Beverage System, 4.532%,
                                              1/1/35                                                70,528
                                                                                           ---------------
                                                                                           $       536,283
----------------------------------------------------------------------------------------------------------
                                              Municipal Medical -- 0.1%
        100,000                      AA-/A1   Massachusetts Development Finance
                                              Agency, 5.25%, 4/1/37                        $       103,892
        150,000                        A/NR   New Hampshire Health & Education
                                              Facilities Authority, 6.5%, 1/1/41                   161,080
                                                                                           ---------------
                                                                                           $       264,972
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 53

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Municipal Pollution -- 0.0%+
        100,000                      BB-/B1   County of York South Carolina,
                                              5.7%, 1/1/24                                 $        98,241
----------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $2,143,623)                            $     2,093,984
----------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                              INTERESTS -- 18.9%**
                                              ENERGY -- 1.2%
                                              Oil & Gas Drilling -- 0.6%
      1,000,000          6.00         B+/B2   Drillships Financing Holding, Inc.,
                                              Tranche B-1 Term Loan, 3/2/21                $     1,011,875
        398,000          5.75         B-/B3   Offshore Group Investment, Ltd., Term
                                              Loan, 3/28/19                                        403,224
        548,625          4.50         B+/B1   Pacific Drilling SA, Term Loan, 5/20/18              551,780
        497,247          6.25        B+/Ba1   Shelf Drilling Holdings, Ltd., Term Loan,
                                              5/30/18                                              499,734
                                                                                           ---------------
                                                                                           $     2,466,613
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.0%+
         69,064          4.00        NR/Ba2   Vantage Pipeline Canada ULC, US Term
                                              Loan, 8/22/20                                $        69,626
----------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 0.0%+
         54,356          4.50      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term Loan,
                                              6/1/16                                       $        54,628
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 0.4%
        400,000          5.75       BB-/Ba3   Chesapeake Energy Corp., Term Loan,
                                              12/2/17                                      $       407,781
        176,667          3.50        B+/Ba3   EP Energy LLC, Tranche B-3 Loan,
                                              5/24/18                                              175,894
        350,000          0.00         B-/B2   Fieldwood Energy LLC, 9/30/20                        350,219
      1,000,000          6.00         B-/B1   Samson Investment Co., Initial Term
                                              Loan (Second Lien), 9/10/16                        1,003,625
                                                                                           ---------------
                                                                                           $     1,937,519
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage &
                                              Transportation -- 0.1%
        276,111          4.75        BB-/B2   American Petroleum Tankers Parent LLC,
                                              Term Loan, 9/15/19                           $       278,009
        280,936          4.00       BB-/Ba2   Vantage Pipeline US LP, Canadian Term
                                              Loan, 8/19/20                                        283,570
                                                                                           ---------------
                                                                                           $       561,579
----------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.1%
        498,750          4.75       BB-/Ba3   Murray Energy Corp., Term Loan, 5/20/19      $       498,906
                                                                                           ---------------
                                              Total Energy                                 $     5,588,871
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 1.3%
                                              Commodity Chemicals -- 0.1%
        345,510          4.25        BB-/B1   Taminco Global Chemical Corp.,
                                              Tranche B-2 Dollar Term Loan, 2/15/19        $       347,670
----------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.1%
        132,348          4.00         NR/B1   Ineos Group Holdings, Ltd., Cash Dollar
                                              Term Loan, 5/4/18                            $       131,149
        249,375          0.00        BB/Ba3   Tata Chemicals North America, Inc.,
                                              Term Loan, 8/8/20                                    249,219
        269,279          5.00         B+/B2   Univar, Term B Loan, 2/14/17                         260,287
                                                                                           ---------------
                                                                                           $       640,655
----------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.3%
        847,875          4.00         B/Ba3   MacDermid, Inc., Tranche B Term Loan
                                              (First Lien), 6/6/20                         $       849,730
        694,750          4.50         B+/B2   PQ Corp., 2013 Term Loan, 8/7/17                     699,671
                                                                                           ---------------
                                                                                           $     1,549,401
----------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.3%
        746,121          4.50          B/B1   BWAY Holding Co., Initial Term Loan,
                                              8/31/17                                      $       750,784
        199,500          0.00        NR/Ba3   Pact Group Pty, Ltd., Term Loan, 5/22/20             197,131
        208,901          4.25          B/B1   Tank Holdings Corp., Initial Term Loan,
                                              6/8/19                                               208,466
                                                                                           ---------------
                                                                                           $     1,156,381
----------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.0%+
         74,618          5.00          B/B2   Exopack Holding Corp., Term B Loan,
                                              5/6/17                                       $        74,805
----------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.1%
        297,372          5.25       BB+/Ba1   Fortescue Metals Group, Ltd., Term
                                              Loan, 9/18/17                                $       298,960
        152,675         11.75       B+/Caa1   Preferred Sands Holding Co. LLC, Term B
                                              Loan, 12/15/16 (e)                                   106,491
                                                                                           ---------------
                                                                                           $       405,451
----------------------------------------------------------------------------------------------------------
                                              Steel -- 0.2%
        123,750          8.75          B/B1   Essar Steel Algoma, Inc., Term Loan,
                                              9/12/14                                      $       125,452
        397,092          4.75        BB-/B2   JMC Steel Group, Inc., Term Loan,
                                              2/15/17                                              398,458
        137,989          4.00       BB+/Ba1   SunCoke Energy, Inc., Tranche B Term
                                              Loan, 7/21/18                                        137,299
                                                                                           ---------------
                                                                                           $       661,209
----------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.2%
      1,000,000          5.75        B+/Ba3   Appvion, Inc., Term Commitment, 6/4/19       $     1,005,000
                                                                                           ---------------
                                              Total Materials                              $     5,840,572
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 55

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 2.2%
                                              Aerospace & Defense -- 0.7%
        745,619          4.00         B+/B1   Accudyne Industries Borrower,
                                              Refinancing Term Loan, 12/13/19              $       741,476
        701,228          3.75      BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/25/20               702,543
        109,729          6.25        BB-/WR   DynCorp International, Inc., Term Loan,
                                              7/7/16                                               110,552
        160,173          3.52          B/B3   Hunter Defense Technologies, Inc., Term
                                              Loan, 8/22/14                                        155,368
        744,375          5.25          B/B1   Sequa Corp., Initial Term Loan, 5/29/17              747,942
        244,375          0.00         B+/B1   SI Organization, Inc., New Tranche B
                                              Term Loan, 11/22/16                                  243,764
        299,246          0.00         B/Ba3   TransDigm, Inc., Tranche C Term Loan,
                                              2/28/20                                              298,797
                                                                                           ---------------
                                                                                           $     3,000,442
----------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.4%
        500,000          5.50         NR/B2   Armacell International GmbH, Term
                                              Loan B (First Lien), 6/27/20                 $       495,312
        498,741          4.25        BB-/B2   NCI Building Systems, Inc., Tranche B
                                              Term Loan, 6/4/19                                    499,988
        280,000          0.00         NR/B1   Quikrete Co, Inc., 9/19/20                           280,426
        323,060          4.25         B+/B1   Unifrax Corp., New Term B Loan, 12/31/19             324,595
                                                                                           ---------------
                                                                                           $     1,600,321
----------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.2%
        695,000          6.75         NR/B2   International Equipment Solutions LLC,
                                              Initial Loan, 7/25/19                        $       688,484
----------------------------------------------------------------------------------------------------------
                                              Electrical Components &
                                              Equipment -- 0.1%
        444,375          7.00         NR/NR   Pelican Products, Inc., Term Loan (First
                                              Lien), 8/15/18                               $       446,041
         49,500          6.00        B+/Ba2   WireCo WorldGroup, Inc., Term Loan,
                                              4/13/17                                               49,809
                                                                                           ---------------
                                                                                           $       495,850
----------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.3%
        388,274          4.25          B/B1   Milacron LLC, Term Loan, 3/12/20             $       388,436
        895,233          5.00         B+/B2   Pro Mach, Inc., Term Loan, 7/16/17                   901,388
                                                                                           ---------------
                                                                                           $     1,289,824
----------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.1%
        120,000          5.75        B+/Ba3   Navistar International Corp., Tranche B
                                              Term Loan, 7/31/17                           $       121,350
        111,896          4.50       BB+/Ba1   Terex Corp., New US Term Loan, 4/28/17               113,120
        324,129          4.50         B+/B2   Waupaca Foundry, Inc., Term Loan,
                                              6/29/17                                              324,129
                                                                                           ---------------
                                                                                           $       558,599
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.3%
        400,000          4.25          B/B1   Gardner Denver, Inc., Initial Dollar Term
                                              Loan, 7/23/20                                $       396,889
        475,000          0.00        NR/Ba3   Schaeffler AG, Facility C (USD), 1/27/17             477,256
        498,750          5.50         B+/B3   Wastequip, Inc., Term Loan, 8/8/19                   500,620
                                                                                           ---------------
                                                                                           $     1,374,765
----------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.1%
        646,663          4.50       BB-/Ba3   WESCO International, Inc., Tranche B-1
                                              Loan, 12/4/19                                $       650,786
                                                                                           ---------------
                                              Total Capital Goods                          $     9,659,071
----------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES &
                                              SUPPLIES -- 0.8%
                                              Commercial Printing -- 0.1%
        132,667          6.25        B+/Ba3   Cenveo Corp., Term B Loan, 4/4/20            $       133,579
        250,000          0.00        B+/Ba3   Multi Packaging Solutions, Inc., Initial
                                              Term Loan, 8/8/20                                    251,406
                                                                                           ---------------
                                                                                           $       384,985
----------------------------------------------------------------------------------------------------------
                                              Environmental & Facilities
                                              Services -- 0.3%
        399,000          3.75         NR/NR   ISS AS, New Term B Loan, 3/26/18             $       400,663
        448,869          3.50      BBB-/Ba1   Progressive Waste Solutions, Ltd.,
                                              Term B Loan, 10/31/19                                448,869
        701,358          4.00         B+/B1   WCA Waste Corp., Term Loan, 3/23/18                  703,111
                                                                                           ---------------
                                                                                           $     1,552,643
----------------------------------------------------------------------------------------------------------
                                              Diversified Support Services -- 0.0%+
        183,606        10.00          NR/NR   IAP Worldwide Services, Inc., Term Loan
                                              (First Lien), 12/31/15                       $        96,393
----------------------------------------------------------------------------------------------------------
                                              Security & Alarm Services -- 0.2%
        124,063          5.75        BB/Ba1   Garda World Security Corp., Term B
                                              Loan, 10/24/19                               $       124,373
        562,772          4.25         B/Ba3   Monitronics International, Inc., Term B
                                              Loan, 3/23/18                                        563,475
                                                                                           ---------------
                                                                                           $       687,848
----------------------------------------------------------------------------------------------------------
                                              Human Resource & Employment
                                              Services -- 0.1%
        535,182          3.50       BB-/Ba2   On Assignment, Inc., Initial Term B
                                              Loan, 5/16/20                                $       535,628
----------------------------------------------------------------------------------------------------------
                                              Research & Consulting Services -- 0.1%
        498,750          5.25         B+/B1   Sourcehov LLC, Term Loan, 4/30/18            $       503,322
                                                                                           ---------------
                                              Total Commercial Services & Supplies         $     3,760,819
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 57

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.5%
                                              Air Freight & Logistics -- 0.0%+
        174,563          6.75         B-/B2   Ozburn-Hessey Holding Co LLC, Term
                                              Loan, 5/7/19                                 $       174,562
----------------------------------------------------------------------------------------------------------
                                              Airlines -- 0.4%
        349,125          4.75         NR/WR   American Airlines, Inc., Class B Term
                                              Loan, 6/21/19                                $       347,379
        173,688          4.00       BB-/Ba1   Delta Air Lines, Inc., New Term B-1
                                              Loan, 10/18/18                                       174,478
        248,750          4.00       BB-/Ba2   United Air Lines, Inc., Class B Term
                                              Loan, 3/12/19                                        250,336
        618,750          4.25        BB-/B2   US Airways, Inc., Tranche B1 Term
                                              Loan, 5/7/19                                         616,945
        531,250          3.50        BB-/B2   US Airways, Inc., Tranche B2 Term
                                              Loan, 11/7/16                                        532,578
                                                                                           ---------------
                                                                                           $     1,921,716
----------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.1%
        255,490          4.00        BB/Ba2   Swift Transportation Co. LLC, Tranche
                                              B-2 Term Loan (2013), 12/21/17               $       257,278
                                                                                           ---------------
                                              Total Transportation                         $     2,353,556
----------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.4%
                                              Auto Parts & Equipment -- 0.4%
        563,101          3.75         B+/NR   Allison Transmission, Inc., Term B-3
                                              Loan, 8/23/19                                $       564,274
        398,237          5.00         B+/B2   HHI Holdings LLC, Additional Term
                                              Loan, 10/5/18                                        401,971
        248,125          5.00         B+/B1   Metaldyne Corp., USD Term Loan,
                                              12/19/18                                             249,986
        128,380          5.50         NR/NR   TI Group Automotive Systems LLC,
                                              Additional Term Loan, 3/27/19                        129,182
        480,796          3.75        BB/Ba2   Tomkins LLC, Term B-2 Loan, 9/29/16                  482,148
                                                                                           ---------------
                                                                                           $     1,827,561
                                                                                           ---------------
                                              Total Automobiles & Components               $     1,827,561
----------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.5%
                                              Home Furnishings -- 0.0%+
        127,433          3.50         BB/NR   Tempur Sealy International, Inc., 3/18/20    $       126,617
----------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 0.3%
        476,118          3.75       BB-/Ba3   Prestige Brands, Inc., Term B-1 Loan,
                                              1/31/19                                      $       478,737
        188,526          5.50         B+/B1   World Kitchen LLC, U.S. Term Loan,
                                              2/13/19                                              189,115
        565,906          6.25         B+/B1   Yankee Candle Co., Inc., Initial Term
                                              Loan, 3/2/19                                         567,038
                                                                                           ---------------
                                                                                           $     1,234,890
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Leisure Products -- 0.1%
        400,857          4.00         B+/B1   Bombardier Recreational Products, Inc.,
                                              Term B Loan, 7/17/19                         $       401,776
----------------------------------------------------------------------------------------------------------
                                              Apparel, Accessories & Luxury
                                              Goods -- 0.0%+
        149,250          5.75          B/B2   Renfro Corp., Tranche B Term Loan,
                                              1/23/19                                      $       149,063
----------------------------------------------------------------------------------------------------------
                                              Textiles -- 0.1%
        223,887          5.75        NR/Ba3   Kloeckner Pentaplast SA, Term B-1
                                              Loan, 12/14/16                               $       225,566
                                                                                           ---------------
                                              Total Consumer Durables & Apparel            $     2,137,912
----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.0%
                                              Casinos & Gaming -- 0.2%
        200,000          4.00       BB-/Ba3   Boyd Gaming Corp., Term B Loan, 8/8/20       $       200,083
        267,975          3.50        BB/Ba2   MGM Resorts International, Term B Loan,
                                              12/13/19                                             267,401
        252,289          3.75      BBB-/Ba1   Penn National Gaming, Inc., Term B
                                              Facility Loan, 6/29/18                               252,987
                                                                                           ---------------
                                                                                           $       720,471
----------------------------------------------------------------------------------------------------------
                                              Hotels, Resorts & Cruise Lines -- 0.1%
        546,875          4.75        NR/Ba2   Seven Seas Cruises S de RL LLC, Term
                                              B-1 Loan, 12/21/18                           $       552,344
----------------------------------------------------------------------------------------------------------
                                              Leisure Facilities -- 0.1%
        249,372          4.00       BB+/Ba2   Six Flags Entertainment Corp., Tranche B
                                              Term Loan, 11/23/18                          $       251,807
----------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.4%
         77,220          3.75        BB/Ba3   Burger King Corp., Tranche B Term
                                              Loan (2012), 9/28/19                         $        77,537
        541,510          4.75       BB-/Ba3   Landry's, Inc., B Term Loan, 3/22/18                 546,136
        567,208          4.50        NR/Ba3   NPC Restaurant Holdings LLC, Term
                                              Loan, 12/28/18                                       571,462
        756,421          3.25         NR/B1   Wendy's International, Inc., Term B
                                              Loan, 5/15/19                                        756,106
                                                                                           ---------------
                                                                                           $     1,951,241
----------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.2%
        496,250          4.00         B+/B1   Bright Horizons Family Solutions, Inc.,
                                              Term B Loan, 1/14/20                         $       497,258
        147,750          5.25         NR/B2   HMH Holdings Delaware, Inc., Term
                                              Loan (Exit Facility), 11/21/13                       148,950
        298,479          5.25         NR/NR   Laureate Education, Inc., Series 2018
                                              Term Loan, 6/16/18                                   299,599
                                                                                           ---------------
                                                                                           $       945,807
                                                                                           ---------------
                                              Total Consumer Services                      $     4,421,670
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 59

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              MEDIA -- 1.9%
                                              Advertising -- 0.4%
        695,248          4.25         B+/B1   Advantage Sales & Marketing LLC,
                                              2013 Term Loan (First Lien), 12/17/17        $       699,159
        976,415          6.50         B-/B2   Affinion Group, Inc., Tranche B Term
                                              Loan, 10/9/16                                        949,259
        198,624          4.50          B/B1   Crossmark Holdings, Inc., Term Loan
                                              (First Lien), 1/31/20                                196,762
                                                                                           ---------------
                                                                                           $     1,845,180
----------------------------------------------------------------------------------------------------------
                                              Broadcasting -- 0.7%
        397,980          3.50       BB-/Ba2   Cequel Communications Holdings I LLC,
                                              Term Loan, 1/31/19                           $       398,260
        716,838          5.50          B/B2   Fox Acquisition Sub LLC, Initial Term
                                              Loan, 7/1/17                                         721,467
        198,500          4.75          B/B1   NEP Broadcasting LLC, Refinanced
                                              New Term Loan (First Lien), 1/3/20                   199,679
        238,479          3.25         NR/B1   Quebecor Media, Inc., Facility B-1
                                              Tranche, 8/1/20                                      236,094
        612,273          3.50        NR/Ba3   Telesat Canada, U.S. Term B Loan,
                                              3/28/19                                              610,735
        489,123          3.50        B+/Ba3   TWCC Holding Corp., Term Loan,
                                              2/11/17                                              490,649
        198,864          4.50         B+/B2   Univision Communications, Inc., 2013
                                              Converted Extended First-Lien Term
                                              Loan, 2/22/20                                        198,342
        323,375          4.50         B+/B2   Univision Communications, Inc., 2013
                                              New First-Lien Term Loan, 3/1/20                     322,617
                                                                                           ---------------
                                                                                           $     3,177,843
----------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.3%
        498,750          3.00      BB+/Baa3   Charter Communications Operating LLC,
                                              Term F Loan, 1/1/21                          $       494,564
        620,441          4.75          B/B1   WideOpenWest Finance LLC, Term B
                                              Loan, 3/27/19                                        625,353
                                                                                           ---------------
                                                                                           $     1,119,917
----------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.5%
        498,750          4.00         B+/B1   Hoyts Cinemas Group, Term B Loan,
                                              5/29/20                                      $       497,815
        428,000          3.50        BB/Ba3   Live Nation Entertainment, Inc., Term
                                              B-1 Loan, 8/16/20                                    427,465
        348,998          3.50        BB/Ba2   Rovi Solutions Corp., 3/29/19                        345,718
        299,250          3.50       BB+/Ba1   Seminole Hard Rock Entertainment, Inc.,
                                              New Term Loan B, 4/29/20                             299,375
        685,000          3.75       BB-/Ba3   WMG Acquisition Corp., Tranche B
                                              Refinancing Term Loan, 7/3/20                        682,717
                                                                                           ---------------
                                                                                           $     2,253,090
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
 Principal        Rate (b)      Ratings
 Amount ($)       (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.0%+
        118,288          3.75        B+/Ba3   Interactive Data Corp., Refinanced Term
                                              Loan, 2/11/18                                $       118,066
                                                                                           ---------------
                                              Total Media                                  $     8,514,096
----------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.4%
                                              Computer & Electronics Retail -- 0.0%+
         94,182         12.00          B/B2   Targus Group International, Term Loan,
                                              5/12/16                                      $        84,763
----------------------------------------------------------------------------------------------------------
                                              Home Improvement Retail -- 0.2%
        647,124          4.50          B/B1   Apex Tool Group LLC, Term Loan, 2/1/20       $       650,158
        222,135          4.25         B+/WR   The Hillman Group, Inc., Term Loan,
                                              5/31/16                                              224,079
                                                                                           ---------------
                                                                                           $       874,237
----------------------------------------------------------------------------------------------------------
                                              Specialty Stores -- 0.1%
        249,375          0.00       BB-/Ba3   Michaels Stores, Inc., Term B Loan,
                                              1/16/20                                      $       250,221
----------------------------------------------------------------------------------------------------------
                                              Automotive Retail -- 0.1%
        545,875          6.25         B+/B1   Sequa Automotive Group, Term Loan,
                                              11/1/18                                      $       547,922
                                                                                           ---------------
                                              Total Retailing                              $     1,757,143
----------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.3%
                                              Food Distributors -- 0.2%
        775,000          4.75         B+/B1   CSM Bakery Supplies, Term Loan,
                                              5/23/20                                      $       770,641
----------------------------------------------------------------------------------------------------------
                                              Food Retail -- 0.1%
        349,250          4.75        BB-/NR   Albertsons LLC, Term B-2 Loan, 3/21/19       $       349,141
        246,178          5.75         B+/B1   Roundy's Supermarkets, Inc., Tranche B
                                              Term Loan, 1/24/19                                   241,747
                                                                                           ---------------
                                                                                           $       590,888
                                                                                           ---------------
                                              Total Food & Staples Retailing               $     1,361,529
----------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.6%
                                              Agricultural Products -- 0.2%
        847,875          4.50         B/Ba3   Arysta Lifescience SPC LLC, Initial Term
                                              Loan (First Lien), 5/22/20                   $       848,935
----------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 0.4%
        477,831          4.00          B/B1   Del Monte Foods Co., Initial Term
                                              Loan, 2/3/18                                 $       477,383
        247,504          6.50         NR/NR   Hearthside Food Solutions LLC, Term
                                              Loan A, 5/7/18                                       247,504
        399,000          3.50        BB/Ba2   HJ Heinz Co., Term B2 Loan, 3/27/20                  401,020

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 61

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
 Principal        Rate (b)      Ratings
 Amount ($)       (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- (continued)
        680,000          6.75         B-/NR   Hostess Brands, Inc., Term B Loan, 2/25/20   $       702,100
        199,000          3.25       BB-/Ba3   Pinnacle Foods Finance LLC, New
                                              Term Loan G, 4/16/20                                 197,657
                                                                                           ---------------
                                                                                           $     2,025,664
                                                                                           ---------------
                                              Total Food, Beverage & Tobacco               $     2,874,599
----------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL
                                              PRODUCTS -- 0.2%
                                              Personal Products -- 0.2%
        750,000          3.50       BB-/Ba3   NBTY, Inc., Term B-2 Loan, 10/1/17           $       753,047
                                                                                           ---------------
                                              Total Household & Personal Products          $       753,047
----------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 1.9%
                                              Health Care Equipment -- 0.1%
        370,972          3.75      BBB-/Ba2   Hologic, Inc., Refinancing Tranche B
                                              Term Loan, 8/1/19                            $       372,826
        395,762          4.50       BB-/Ba3   Kinetic Concepts, Inc., Dollar Term D-1
                                              Loan, 5/4/18                                         398,854
                                                                                           ---------------
                                                                                           $       771,680
----------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.1%
        446,898          5.00        BB-/B1   Immucor, Inc., Term B-2 Loan, 8/19/18        $       449,970
----------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 1.0%
        525,000          6.50         NR/B2   BioScrip, Inc., Delayed Draw Term
                                              Loan, 7/22/20                                $       514,500
        875,000          6.50          B/B2   BioScrip, Inc., Initial Term B Loan, 7/22/20         857,500
         99,250          4.00       BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan, 8/1/19            99,796
        297,714          4.00         B+/B1   Envision Healthcare Corp., Initial Term
                                              Loan, 4/5/18                                         297,776
        327,650          6.50         B+/B1   Gentiva Health Services, Inc., Term B1
                                              Term Loan, 2/22/16                                   328,196
        133,642          0.00          B/B2   inVentiv Health, Inc., Consolidated Term
                                              Loan, 8/4/16                                         130,802
        133,714          7.75          B/B2   inVentiv Health, Inc., Term B-3 Loan,
                                              6/24/18                                              130,956
         97,995          5.75          D/WR   Rural, Term Loan (First Lien), 3/28/18                93,156
        498,750          4.25         B+/B1   Sedgwick Claims Management Services,
                                              Inc., Term Loan B (First Lien), 6/10/18              500,309
        498,750          6.75          B/B2   Steward Health Care System LLC, Term
                                              Loan, 4/12/20                                        485,034
        548,625          4.25          B/B1   Surgical Care Affiliates, Inc., Class C
                                              Incremental Term Loan, 6/29/18                       546,568
        400,000          0.00         B/Ba3   US Renal Care, Inc., Tranche B-1 Term
                                              Loan (First Lien), 7/3/19                            401,250
                                                                                           ---------------
                                                                                           $     4,385,843
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
 Principal        Rate (b)      Ratings
 Amount ($)       (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------

                                              Health Care Facilities -- 0.4%
        348,991          3.50       BB-/Ba3   Health Management Associates, Inc.,
                                              Replacement Term B Loan, 11/1/18             $       349,396
        195,026          4.50         B/Ba3   IASIS Healthcare LLC, Term B-2 Loan,
                                              5/3/18                                               196,489
        494,994          4.25         B+/WR   Kindred Healthcare, Inc., Term B-1
                                              Loan, 6/1/18                                         494,994
        248,128          7.00         NR/B2   RegionalCare Hospital Partners, Inc.,
                                              Term Loan (First Lien 2013), 11/4/18                 247,508
         45,479          4.00       BB-/Ba2   Select Medical Corp., Series C Tranche B
                                              Term Loan, 6/1/18                                     45,725
        349,125          3.75       BB-/Ba2   Vanguard Health Holding Co. II LLC,
                                              Term B Loan, 1/29/16                                 349,603
                                                                                           ---------------
                                                                                           $     1,683,715
----------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.0%+
         27,121          9.75         B+/B2   AVETA, MSO Term Loan, 12/12/17               $        27,257
         37,291          9.75         B+/B2   MMM Holdings, Inc., Term Loan, 10/9/17                37,524
                                                                                           ---------------
                                                                                           $        64,781
----------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.3%
         96,960          4.00        B+/Ba3   Convatec, Inc., Dollar Term Loan,
                                              12/1/16                                      $        97,726
        791,522          3.75       BB-/Ba3   Emdeon, Inc., Term B-2 Loan, 11/2/18                 793,419
        450,000          0.00       BB-/Ba3   MedAssets, Inc., Term B Loan, 11/20/19               451,406
                                                                                           ---------------
                                                                                           $     1,342,551
                                                                                           ---------------
                                              Total Health Care Equipment
                                              & Services                                   $     8,698,540
----------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.9%
                                              Biotechnology -- 0.3%
        696,741          3.50       BB+/Ba3   Alkermes, Inc., 2019 Term Loan,
                                              9/25/19                                      $       698,482
         97,494          6.25         BB/B2   Aptalis Pharma, Inc., Term B-1 Loan,
                                              1/25/17                                               97,677
        246,757          4.25       BB+/Ba1   Grifols, Inc., New U.S. Tranche B Term
                                              Loan, 6/4/17                                         248,830
         21,966          5.50      BBB-/Ba3   Warner Chilcott Corp., Additional Term
                                              B-1 Loan, 3/15/18                                     22,012
         50,457          5.50      BBB-/Ba3   Warner Chilcott Corp., Term B-1 Loan,
                                              3/3/18                                                50,562
         39,762          5.50      BBB-/Ba3   WC Luxco Sarl, Term B-3 Loan, 3/3/18                  39,844
                                                                                           ---------------
                                                                                           $     1,157,407
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 63

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
 Principal        Rate (b)      Ratings
 Amount ($)       (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.6%
        899,329          5.00          B/B1   Generic Drug Holdings, Inc., Closing
                                              Date Term Loan, 10/4/19                      $       906,074
        249,375          0.00        NR/Ba3   Jazz Pharmaceuticals, Inc., Tranche 1
                                              Term Loan, 6/12/18                                   249,687
        396,007          4.25         B+/B1   Par Pharmaceutical Companies, Inc.,
                                              Additional Term B-1 Loan, 9/28/19                    395,183
        345,625          0.00         BB/NR   Valeant Pharmaceuticals International,
                                              Inc., Series C2 Term Loan B, 12/11/19                346,921
        908,138          4.50        BB/Ba1   Valeant Pharmaceuticals International,
                                              Inc., Series E Tranche B Term Loan,
                                              5/20/20                                              915,942
                                                                                           ---------------
                                                                                           $     2,813,807
                                                                                           ---------------
                                              Total Pharmaceuticals,
                                              Biotechnology & Life Sciences                $     3,971,214
----------------------------------------------------------------------------------------------------------
                                              BANKS -- 0.2%
                                              Thrifts & Mortgage Finance -- 0.2%
        772,372          5.00          B/B1   Ocwen Financial Corp., Initial Term
                                              Loan, 1/15/18                                $       783,354
                                                                                           ---------------
                                              Total Banks                                  $       783,354
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.2%
                                              Other Diversified Financial
                                              Services -- 0.4%
        773,460          4.50         NR/B1   Fly Funding II Sarl, Term Loan, 8/9/18       $       779,583
        723,188          5.00         NR/B1   Livingston International, Inc., Initial
                                              Term B-1 Loan (First Lien), 4/18/19                  722,284
         98,939          5.25        BB/Ba3   WorldPay, Facility B2A Term Loan,
                                              8/6/17                                                99,756
                                                                                           ---------------
                                                                                           $     1,601,623
----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.2%
        627,270          5.25          B/B1   Dematic Services Luxembourg Sarl, Term
                                              Loan, 12/18/19                               $       631,713
        300,000          5.00        BB-/B1   ROC Finance LLC, New Term Loan B,
                                              3/27/19                                              300,469
                                                                                           ---------------
                                                                                           $       932,182
----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.2%
         66,000          5.50          B/B3   Springleaf Finance Corp., Initial Term
                                              Loan, 5/28/17                                $        66,182
        937,650          4.75         B+/B1   Tower Automotive Holdings USA LLC,
                                              Refinancing Term Loan (First Lien),
                                              4/23/20                                              941,166
                                                                                           ---------------
                                                                                           $     1,007,348
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.1%
        623,438          5.25         B+/B2   Patriot Merger Corp., Term B Loan, 6/19/20   $       627,724
----------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.3%
        628,425          4.50          B/B1   Duff & Phelps Corp., Initial Term Loan,
                                              3/14/20                                      $       629,211
        450,000          4.00         NR/NR   Guggenheim Partners Investment
                                              Management Holdings LLC, Initial Term
                                              Loan, 7/9/20                                         452,138
                                                                                           ---------------
                                                                                           $     1,081,349
                                                                                           ---------------
                                              Total Diversified Financials                 $     5,250,226
----------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.2%
                                              Insurance Brokers -- 0.1%
        248,750          3.62         B+/B1   HUB International Holdings, Inc., Term
                                              Loan, 6/13/17                                $       249,268
----------------------------------------------------------------------------------------------------------
                                              Life & Health Insurance -- 0.0%+
         92,720          3.75        BB/Ba3   CNO Financial Group, Inc., Tranche B2
                                              Term Loan, 9/4/18                            $        93,357
----------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.1%
        294,640          6.50         B-/B2   Confie seguros Holding II Co., Term B
                                              Loan (First Lien), 10/11/13                  $       295,376
        198,500          5.00         B-/B1   USI Insurance Services LLC, Initial Term
                                              Loan, 11/29/19                                       199,741
                                                                                           ---------------
                                                                                           $       495,117
                                                                                           ---------------
                                              Total Insurance                              $       837,742
----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.1%
                                              Real Estate Services -- 0.1%
        645,747          5.75         NR/B1   Altisource Portfolio Solutions SA,
                                              Term B Loan, 11/27/19                        $       651,397
                                                                                           ---------------
                                              Total Real Estate                            $       651,397
----------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.8%
                                              IT Consulting & Other Services -- 0.1%
        149,622          3.75        BB/Ba3   Booz Allen Hamilton Holding Corp.,
                                              Refinance Tranche B, 7/31/19                 $       149,529
        249,372          4.50         B/Ba3   Kronos, Inc., Incremental Term Loan
                                              (First Lien), 10/2/19                                250,930
                                                                                           ---------------
                                                                                           $       400,459
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 65

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced
                                              Services -- 0.1%
        500,000          4.18         B+/B1   First Data Corp., 2018 Dollar Term
                                              Loan, 3/24/18                                $       496,562
        173,690          3.50       BB+/Ba2   Genpact, Ltd., Term Loan, 8/17/19                    174,486
                                                                                           ---------------
                                                                                           $       671,048
----------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.6%
        300,000          8.25         NR/NR   Applied Systems, Inc., 6/8/17                $       303,281
        298,473          4.25         NR/B1   Applied Systems, Inc., Term Loan (First
                                              Lien), 12/8/16                                       300,214
        600,000          0.00        BB-/B1   Epiq Systems, Inc., 8/26/20                          600,000
        226,601          8.50        B-/Ba3   Expert Global Solutions, Inc., Term B
                                              Advance (First Lien), 3/13/18                        231,416
        222,023          5.25        B+/Ba3   Lawson Software, Inc., Tranche B2 Term
                                              Loan, 4/5/18                                         223,133
        450,000          4.18         B+/B1   Serena Software, Inc., 2016 Term
                                              Loan (Extended), 3/10/16                             441,000
        348,250          4.00        BB-/B1   Verint Systems, Inc., Term Loan, 9/6/19              349,991
         97,506          4.25         NR/B1   Vertafore, Inc., Term Loan (2013),
                                              10/20/19                                              97,872
                                                                                           ---------------
                                                                                           $     2,546,907
                                                                                           ---------------
                                              Total Software & Services                    $     3,618,414
----------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE &
                                              EQUIPMENT -- 0.7%
                                              Communications Equipment -- 0.3%
        247,500          6.75         B+/B1   Audio Visual Services Corp., Term
                                              Loan (First Lien), 10/11/18                  $       250,594
        295,455          3.75        BB/Ba2   CommScope, Inc., Tranche 2 Term
                                              Loan, 1/14/18                                        296,145
        707,587          4.00      BBB-/Ba3   Riverbed Technology, Inc., Term
                                              Loan, 10/29/19                                       713,514
                                                                                           ---------------
                                                                                           $     1,260,253
----------------------------------------------------------------------------------------------------------
                                              Electronic Equipment
                                              Manufacturers -- 0.1%
        246,212          4.75         B-/B1   Sensus USA, Inc., Term Loan (First
                                              Lien), 4/13/17                               $       244,750
----------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.3%
        720,000          3.50         B+/WR   Generac Acquisition Corp., Term
                                              Loan B, 5/22/19                              $       714,900
        685,000          5.00          B/B1   MEI, Inc., Term Loan, 8/15/20                        686,712
                                                                                           ---------------
                                                                                           $     1,401,612
                                                                                           ---------------
                                              Total Technology Hardware
                                              & Equipment                                  $     2,906,615
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS &
                                              SEMICONDUCTOR EQUIPMENT -- 0.1%
                                              Semiconductor Equipment -- 0.0%+
        126,184          4.50        BB-/B1   Aeroflex, Inc., Tranche B-1 Term Loan,
                                              11/24/19                                     $       127,307
----------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.1%
        366,646          3.75       BB+/Ba2   Microsemi Corp., Term Loan, 2/19/20          $       367,563
                                                                                           ---------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                      $       494,870
----------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.8%
                                              Integrated Telecommunication
                                              Services -- 0.4%
        300,000          4.75          B/B2   Securus Technologies Holdings, Inc.,
                                              Initial Term Loan (First Lien), 4/17/20      $       296,025
        790,000          3.50        NR/Ba3   Virgin Media Investment Holdings, Ltd.,
                                              New Term B Loan, 2/6/20                              787,257
        421,085          3.75        BB/Ba3   West Corp., Term B-8 Loan, 6/30/18                   421,348
        198,998          0.00       BB+/Ba2   Windstream Corp., Tranche B-4 Term
                                              Loan, 1/8/20                                         199,545
                                                                                           ---------------
                                                                                           $     1,704,175
----------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- 0.4%
        660,395          3.25       BB-/Ba2   Crown Castle Operating Co., New
                                              Tranche B Term Loan, 1/31/19                 $       655,501
        300,000          4.25        NR/Ba3   Intelsat Jackson Holdings SA,
                                              Tranche B-1 Term Loan, 4/2/18                        301,250
        239,957          0.00        BB-/B1   Syniverse Holdings, Inc., Initial Term
                                              Loan, 4/10/19                                        240,406
        484,761          4.00        BB-/B1   Syniverse Holdings, Inc., Tranche B
                                              Term Loan, 4/23/19                                   484,963
                                                                                           ---------------
                                                                                           $     1,682,120
                                                                                           ---------------
                                              Total Telecommunication Services             $     3,386,295
----------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.7%
                                              Electric Utilities -- 0.4%
        533,663          3.00        BB/Ba3   Calpine Construction Finance Co LP,
                                              Term B-1 Loan, 5/1/20                        $       524,212
      1,000,000          5.50        B+/Ba3   Foresight Energy LLC, Term Loan,
                                              8/19/20                                              993,750
        248,750          4.25       BB-/Ba3   Star West Generation LLC, Term B
                                              Advance, 3/13/20                                     250,305
                                                                                           ---------------
                                                                                           $     1,768,267
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 67

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 0.3%
        445,996          4.00        BB-/B1   Calpine Corp., Term Loan, 9/27/19            $       447,111
        306,923          4.00        BB-/B1   Dynegy, Inc., Tranche B-2 Term Loan,
                                              4/16/20                                              306,859
        225,981          4.75       BB+/Ba1   NSG Holdings LLC, New Term Loan,
                                              11/15/19                                             229,935
        291,936          3.50       BB+/Ba2   Ruby Western Pipeline Holdings LLC,
                                              Term Loan, 3/27/20                                   291,328
                                                                                           ---------------
                                                                                           $     1,275,233
                                                                                           ---------------
                                              Total Utilities                              $     3,043,500
----------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $84,373,605)                           $    84,492,613
----------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH
                                              INVESTMENT -- 10.1%
                                              Repurchase Agreement -- 10.1%
     45,010,000                      NR/Aaa   Bank of Nova Scotia, 0.12%, dated
                                              9/30/13, repurchase price of
                                              $45,010,000 plus accrued interest on
                                              10/1/13 collateralized by the following:
                                              $5,461,176 U.S. Treasury Notes, 0.50%,
                                              7/31/17
                                              $956,959 Federal National Mortgage
                                              Association, 4.00%, 10/1/43
                                              $39,492,218 Freddie Mac Giant,
                                              3.00%, 7/1/43                                $    45,010,000
----------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $45,010,000)                           $    45,010,000
----------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 100.4%
                                              (Cost $451,808,170) (a)                      $   448,948,892
----------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- (0.4)%         $    (1,782,730)
----------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                   $   447,166,162
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
 Notional                                                                                  Unrealized
 Principal ($)                                                                             Depreciation
----------------------------------------------------------------------------------------------------------
                                              CREDIT DEFAULT SWAP AGREEMENTS
        250,000                               JPMorgan Chase & Co., American Axle
                                              & Manufacturing Co., 5.0%, 12/20/17          $        33,501
     10,000,000                               JPMorgan Chase & Co., CDX.NA.HY.20,
                                              5.0%, 6/20/2018                                     (302,813)
     15,000,000                               Barclays, CDX.CXP.EM.519, 5.0%,
                                              6/20/18                                             (318,444)
----------------------------------------------------------------------------------------------------------
                                              TOTAL CREDIT DEFAULT
                                              SWAP AGREEMENTS
                                              (Cost ($1,398,000))                          $      (587,757)
----------------------------------------------------------------------------------------------------------

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

+           Rounds to less than 0.1%.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

PIK         Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2013, the value of these securities amounted to $174,016,039 or 38.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2013, the net unrealized depreciation on investments based on cost for federal income tax purposes of $452,010,977 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                           $ 6,314,565

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                           $(9,376,650)
                                                                                    ------------
              Net unrealized depreciation                                           $(3,062,085)
                                                                                    ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statement -- Note 1A.

(e)         Security is in default and is non-income producing.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 69

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD        Canadian Dollar.

EURO       Euro.

GBP        British Pound Sterling.

NOK        Norwegian Krone.

Purchases and sales (excluding temporary cash investments) for the six months ended September 30, 2013 aggregated $428,768,406 and $174,044,378, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Notes 1A.

The following is a summary of the inputs used as of September 30, 2013, in valuing the Fund's investments:

----------------------------------------------------------------------------------------
                                Level 1       Level 2        Level 3       Total
----------------------------------------------------------------------------------------
Convertible Corporate Bonds     $         --  $ 29,330,944   $        --   $ 29,330,944
Preferred Stock                    7,142,156     4,016,900       519,450     11,678,506
Convertible Preferred Stock        3,391,586     2,204,425            --      5,596,011
Common Stock                              --            --       269,175        269,175
Asset Backed Securities                   --    10,034,831            --     10,034,831
Collateralized Mortgage
    Obligations                           --    26,066,893            --     26,066,893
Corporate Bonds                           --   230,028,008     1,420,218    231,448,226
U.S. Government and Agency
    Obligations                                  1,449,969            --      1,449,969
Foreign Government Bonds                  --     1,477,740            --      1,477,740
Municipal Bonds                           --     2,093,984            --      2,093,984
Senior Floating Rate Loan
    Interests                             --    84,492,613            --     84,492,613
Repurchase Agreements                     --    45,010,000            --     45,010,000
----------------------------------------------------------------------------------------
Total                           $ 10,533,742  $436,206,307   $ 2,208,843   $448,948,892
========================================================================================

Other Financial Instruments
Net unrealized depreciation on
    credit default swaps        $      --     $   (587,757)  $        --   $   (587,757)
Net unrealized loss on
    futures contracts                  --       (1,253,986)           --     (1,253,986)
Net unrealized depreciation
    on forward foreign
    currency contracts                 --         (166,456)           --       (166,456)
----------------------------------------------------------------------------------------
Total                           $      --     $ (2,008,199)  $        --   $ (2,008,199)
========================================================================================

The accompanying notes are an integral part of these financial statements.

70 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                      Corporate
                                                                      Bonds
--------------------------------------------------------------------------------
Balance as of 3/31/13                                                 $  656,374
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                       52,469
Purchases                                                              1,000,000
Sales                                                                         --
Transfers in and out of Level 3*                                         500,000
--------------------------------------------------------------------------------
Balance as of 9/30/13                                                 $2,208,843
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2013, there were two transfers between Level 2 and Level 3.

Net change in unrealized appreciation (depreciation) of investments still held as of 9/30/13.  $ 52,469
                                                                                               --------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 71

Statement of Assets and Liabilities | 9/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $406,798,170)                           $403,938,892
  Repurchase agreement (cost $45,010,000)                                  45,010,000
  Cash                                                                      3,188,117
  Futures Collateral                                                        2,302,600
  Receivables --
     Investment securities sold                                               848,011
     Fund shares sold                                                       6,768,847
     Interest                                                               4,942,396
     Dividends                                                                 65,399
     Due from Pioneer Investment Management, Inc.                             117,930
  Other                                                                     1,294,227
--------------------------------------------------------------------------------------
         Total assets                                                    $468,476,419
--------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                    $ 14,424,915
      Fund shares repurchased                                               2,166,535
      Variation margin                                                      1,316,754
      Dividends                                                               291,383
      Due to custodian                                                        793,261
   Unrealized depreciation on credit default swaps                            587,757
   Unrealized depreciation on forward foreign currency contracts              166,456
   Swap premiums received                                                   1,398,000
   Due to affiliates                                                          101,923
   Accrued expenses                                                            63,273
--------------------------------------------------------------------------------------
          Total liabilities                                              $ 21,310,257
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $455,627,277
  Distributed in excess net investment income                                (417,032)
  Accumulated net realized loss on investments and foreign currency
     transactions and futures contracts                                    (3,178,320)
  Net unrealized depreciation on investments                               (2,859,278)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (164,742)
  Net unrealized depreciation on credit default swaps                        (587,757)
  Net unrealized depreciation on futures contracts                         (1,253,986)
--------------------------------------------------------------------------------------
         Total net assets                                                $447,166,162
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $98,250,503/10,079,442 shares)                      $       9.75
   Class C (based on $75,077,011/7,721,048 shares)                       $       9.72
   Class Y (based on $270,430,897/27,632,911 shares)                     $       9.79
   Class Z (based on $3,407,751/347,683 shares)                          $       9.80
MAXIMUM OFFERING PRICE:
   Class A ($9.75 (divided by) 95.50)                                    $      10.21
======================================================================================

The accompanying notes are an integral part of these financial statements.

72 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Statement of Operations (unaudited)

For the Six Months Ended 9/30/13

INVESTMENT INCOME:
   Interest                                                         $   8,730,028
   Dividends                                                              301,953
------------------------------------------------------------------------------------------------
         Total investment income                                                    $  9,031,981
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   1,218,364
  Transfer agent fees and expenses
     Class A                                                                4,643
     Class C                                                                3,742
     Class Y                                                                1,052
     Class Z                                                                1,520
  Distribution fees
     Class A                                                               96,177
     Class C                                                              287,464
  Shareholder communications expense                                      199,901
  Administrative reimbursement                                             53,504
  Custodian fees                                                           38,533
  Registration fees                                                        39,155
  Professional fees                                                        32,841
  Printing expense                                                         14,964
  Fees and expenses of nonaffiliated Trustees                               3,749
  Miscellaneous                                                            34,514
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  2,030,123
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                     $   (129,050)
------------------------------------------------------------------------------------------------
     Net expenses                                                                   $  1,901,073
------------------------------------------------------------------------------------------------
         Net investment income                                                      $  7,130,908
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS, AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $     394,745
     Credit default swaps                                              (3,403,866)
     Futures contracts                                                    431,644
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (18,373)  $ (2,595,850)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $  (6,991,950)
     Futures contracts                                                 (1,248,576)
     Credit default swaps                                                (616,360)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                (317,227)  $ (9,174,113)
------------------------------------------------------------------------------------------------
  Net loss on investments, credit default swaps, futures contracts
        and foreign currency transactions                                           $(11,769,963)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $ (4,639,055)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 73

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              9/30/13        Year Ended
                                                              (unaudited)    3/31/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $  7,130,908   $  4,659,955
Net realized gain (loss) on investments, credit default
  swaps, futures contracts and foreign currency transactions    (2,595,850)      (108,889)
Change in net unrealized depreciation on investments,
  credit default swap, futures contracts and foreign
  currency transactions                                         (9,174,113)     4,242,628
------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations    $ (4,639,055)  $  8,793,694
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.55 per share, respectively)       $ (1,557,909)  $ (1,017,674)
      Class C ($0.17 and $0.48 per share, respectively)           (952,278)      (409,985)
      Class Y ($0.22 and $0.58 per share, respectively)         (4,591,921)    (3,641,812)
      Class Z ($0.22 and $0.00 per share, respectively)            (13,993)            --
------------------------------------------------------------------------------------------
         Total distributions to shareowners                   $ (7,116,101)  $ (5,069,471)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $328,073,143   $160,436,580
Reinvestment of distributions                                    5,735,104      3,437,827
Cost of shares repurchased                                     (81,929,583)   (14,027,546)
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                              $251,878,664   $149,846,861
------------------------------------------------------------------------------------------
      Net increase in net assets                              $240,123,508   $153,571,084
NET ASSETS:
Beginning of period                                            207,042,654     53,471,570
------------------------------------------------------------------------------------------
End of period                                                 $447,166,162   $207,042,654
------------------------------------------------------------------------------------------
Distributions in excess of net investment income              $   (417,032)  $   (431,839)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

74 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

------------------------------------------------------------------------------------------------
                                9/30/13          9/30/13
                                Shares           Amount
                                (unaudited)      (unaudited)     '13 Shares    '13 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       7,741,006      $ 76,987,965     4,220,656     $    41,903,055
Reinvestment of
   distributions                    149,441         1,474,654        72,754             721,812
Less shares repurchased          (2,514,632)      (24,844,282)     (354,800)         (3,530,342)
------------------------------------------------------------------------------------------------
      Net increase                5,375,815      $ 53,618,337     3,938,610     $    39,094,525
================================================================================================
Class C
Shares sold                       5,657,439      $ 56,368,990     2,487,554     $    24,762,530
Reinvestment of
   distributions                     84,597           831,349        22,101             219,048
Less shares repurchased            (895,369)       (8,870,128)     (103,731)         (1,017,622)
------------------------------------------------------------------------------------------------
      Net increase                4,846,667      $ 48,330,211     2,405,924     $    23,963,956
================================================================================================
Class Y
Shares sold                      19,158,444      $191,301,474     9,398,336     $    93,770,995
Reinvestment of
   distributions                    344,948         3,415,349       252,272           2,496,967
Less shares repurchased          (4,873,141)      (48,193,007)     (956,482)         (9,479,582)
------------------------------------------------------------------------------------------------
      Net increase               14,630,251      $146,523,816     8,694,126     $    86,788,380
================================================================================================
Class Z*
Shares sold                         348,535      $  3,414,714            --     $            --
Reinvestment of
   distributions                      1,403            13,752            --                  --
Less shares repurchased              (2,255)          (22,166)           --                  --
------------------------------------------------------------------------------------------------
      Net increase                  347,683      $  3,406,300            --     $            --
================================================================================================

* Class Z shares were first publicly offered on April 2, 2013.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 75

Financial Highlights

------------------------------------------------------------------------------------------------
                                                       Six Months                5/2/11
                                                       Ended         Year        (Commencement
                                                       9/30/13       Ended       of Operations)
                                                       (unaudited)   3/31/13     to 3/31/12 (a)
------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                   $ 10.04       $  9.63     $ 10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                $  0.22       $  0.51     $  0.39
  Net realized and unrealized gain (loss)
     on investments                                      (0.30)         0.45       (0.36)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  investment operations                                $ (0.08)      $  0.96     $  0.03
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                  (0.21)        (0.55)      (0.40)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $ (0.29)      $  0.41     $ (0.37)
------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  9.75       $ 10.04     $  9.63
================================================================================================
Total return*                                            (0.81)%       10.24%       0.38%(b)
Ratio of net expenses to average net assets               1.17%**       1.20%       1.20%**
Ratio of net investment income to average
  net assets                                              4.01%**       5.05%       4.87%**
Portfolio turnover rate                                    112%**         30%         17%**
Net assets, end of period (in thousands)               $98,251       $47,233     $ 7,365
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                          1.17%**       1.48%       1.66%**
  Net investment income                                   4.01%**       4.77%       4.41%**
================================================================================================

(a)  Class A shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

------------------------------------------------------------------------------------------------
                                                     Six Months                5/2/11
                                                     Ended         Year        (Commencement
                                                     9/30/13       Ended       of Operations)
                                                     (unaudited)   3/31/13     to 3/31/12 (a)
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $ 10.02       $  9.61     $ 10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                              $  0.18       $  0.44     $  0.34
  Net realized and unrealized gain (loss)
     on investments                                    (0.31)         0.45       (0.40)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  investment operations                              $ (0.13)      $  0.89     $ (0.06)
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                (0.17)        (0.48)      (0.33)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $ (0.30)      $  0.41     $ (0.39)
------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  9.72       $ 10.02     $  9.61
================================================================================================
Total return*                                          (1.28)%        9.44%      (0.47)%(b)
Ratio of net expenses to average net assets             1.89%**       1.95%       1.98%**
Ratio of net investment income to average
  net assets                                            3.31%**       4.29%       4.07%**
Portfolio turnover rate                                  112%**         30%         17%**
Net assets, end of period (in thousands)             $75,077       $28,796     $ 4,501
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                        1.89%**       2.23%       2.46%**
  Net investment income                                 3.31%**       4.01%       3.59%**
================================================================================================

(a)  Class C shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 77

------------------------------------------------------------------------------------------------
                                                     Six Months                  5/2/11
                                                     Ended          Year         (Commencement
                                                     9/30/13        Ended        of Operations)
                                                     (unaudited)    3/31/13      to 3/31/12 (a)
------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $  10.08       $   9.66     $ 10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                              $   0.24       $   0.55     $  0.42
  Net realized and unrealized gain (loss)
     on investments                                     (0.31)          0.45       (0.34)
------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                              $  (0.07)      $   1.00     $  0.08
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                 (0.22)         (0.58)      (0.42)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.29)      $   0.42     $ (0.34)
------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   9.79       $  10.08     $  9.66
================================================================================================
Total return*                                           (0.66)%        10.69%       0.95%(b)
Ratio of net expenses to average net assets              0.85%**        0.85%       0.85%**
Ratio of net investment income to average
  net assets                                             4.34%**        5.52%       5.48%**
Portfolio turnover rate                                   112%**          30%         19%**
Net assets, end of period (in thousands)             $270,431       $131,013     $41,606
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                         0.97%**        1.21%       1.29%**
  Net investment income                                  4.22%**        5.16%       5.04%**
================================================================================================

(a)  Class Y shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

------------------------------------------------------------------------------------------------
                                                                                  4/2/13
                                                                                  (Commencement
                                                                                  of Operations)
                                                                                  to 9/30/13 (a)
                                                                                  (unaudited)
------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                              $ 10.04
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                           $  0.22
  Net realized and unrealized gain (loss) on investments                            (0.24)
------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                             $ (0.02)
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                             (0.22)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $ (0.24)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $  9.80
================================================================================================
Total return*                                                                       (0.20)%(b)
Ratio of net expenses to average net assets                                          1.36%**
Ratio of net investment income to average net assets                                 4.16%**
Portfolio turnover rate                                                               112%**
Net assets, end of period (in thousands)                                          $ 3,408
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Total expenses                                                                     1.36%**
  Net investment income                                                              4.16%**
================================================================================================

(a)  Class Z shares were first publicly offered on April 2, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 79

Notes to Financial Statements | 9/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (formerly known as Pioneer Absolute Return Credit
Fund) (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class Z shares are offered effective April 2, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

80 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or loan interest for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
     (PIM), the Fund's

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 81 investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At September 30, 2013, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

82 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2013, the Fund had not accrued any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                          2013              2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $5,069,471        $1,714,373
     ---------------------------------------------------------------------------
          Total                                     $5,069,471        $1,714,373
     ===========================================================================

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 83

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2013:

     ---------------------------------------------------------------------------
                                                                           2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $  153,772
     Capital loss carryforward                                         (587,770)
     Dividends payable                                                 (244,644)
     Net unrealized appreciation                                      3,972,683
     ---------------------------------------------------------------------------
          Total                                                      $3,294,041
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency and futures contracts, and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $23,389 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2013.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

84 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2013 was $2,302,600. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended September, 2013 was 1,062.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 85

     At September 30, 2013, open futures contracts were as follows:

     --------------------------------------------------------------------------------
                             Number of                                 Unrealized
                             Contracts     Settlement                  Appreciation
     Type                    Long/(Short)  Month        Value          (Depreciation)
     --------------------------------------------------------------------------------
     CBOE VIX Future             (280)      10/13       $ (4,555,602)  $     19,602
     CBOE VIX Future              (30)      12/13           (520,500        (12,000)
     CBOE VIX Future              120       1/14           2,166,000         (1,001)
     CBOE VIX Future              100       4/14           1,940,000         23,450
     CBOE VIX Future              111       4/14           2,070,150        (10,350)
     S&P 500 EMINI Future        (102)      12/13         (8,538,930)       119,500
     U.S. 5 Year Note (CBT)      (327)      12/13        (39,582,330)      (449,618)
     U.S. 10 Year Note (CBT)     (518)      12/13        (65,470,346)      (943,319)
     CBOE VIX Future               90       4/14           1,719,000           (250)
     --------------------------------------------------------------------------------
           Total                                                       $ (1,253,986)
     --------------------------------------------------------------------------------

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

86 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. During the six months ended September 30, 2013, the Fund opened three credit default swap contracts, with a combined notional amount of $25,250,000, which were open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended September 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 87

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,932 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 31,547
Class C                                                                   13,972
Class Y                                                                  154,081
Class Z                                                                      301
--------------------------------------------------------------------------------
  Total                                                                 $199,901
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $53,106 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,885 in distribution fees payable to PFD at September 30, 2013.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases

88 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2013, CDSCs in the amount of $13,831 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six month ended September 30, 2013 was $5,370,037.

As of September 30, 2013, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------
                                                                              Net
                       Net          In                                        Unrealized
                       Contracts    Exchange       Settlement                 Appreciation
Currency               to Deliver   For            Date        Value          (Depreciation)
--------------------------------------------------------------------------------------------
GBP (British Pound)      (946,000)  $ (1,478,340)  12/15/13    $ (1,530,457)  $  (52,117)
NOK (Norwegian Krone)  (2,000,000)      (335,698)  11/4/13         (331,572)       4,126
EUR (Euro Dollar)      (2,458,000)    (3,249,610)  11/6/13       (3,324,137)     (74,527)
EUR (Euro Dollar)      (1,551,000)    (2,053,595)  11/6/13       (2,097,533)     (43,938)
--------------------------------------------------------------------------------------------
                                                                              $ (166,456)
============================================================================================

7. Bridge Loan Commitments

As of September 30, 2013, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of September 30, 2013:

--------------------------------------------------------------------------------
                                                                    Net
                                                                    Unrealized
Loan                            Shares      Cost        Value       Appreciation
--------------------------------------------------------------------------------
TMS International Corp.,
  Bridge Loan                   1,100,000   $1,100,000  $1,100,000  $    --
--------------------------------------------------------------------------------
  Total                                                             $    --
--------------------------------------------------------------------------------

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 89

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2013 were as follows:

----------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as
 Hedging Instruments       Asset Derivatives 2013              Liabilities Derivatives 2013
 Under Accounting          -------------------------------------------------------------------
 Standards Codification    Balance Sheet                       Balance Sheet
 (ASC) 815                 Location             Value          Location             Value
----------------------------------------------------------------------------------------------
 Forward foreign currency  Net unrealized       $  --          Net unrealized       $  166,456
 contracts*                depreciation on                     depreciation on
                           forward foreign                     forward foreign
                           currency contracts                  currency contracts
 Futures contracts**       Net unrealized          --          Net unrealized        1,253,986
                           appreciation on                     depreciation on
                           futures contracts                   futures contracts
 Credit default swaps      Net unrealized       $  --          Net unrealized          587,757
                           appreciation on                     depreciation on
                           credit default swaps                credit default swaps
----------------------------------------------------------------------------------------------
    Total                                       $  --                               $2,008,199
==============================================================================================


* Foreign exchange contracts are shown as net unrealized depreciation on forward foreign currency portfolio hedge contracts on the Statement of Assets and Liabilities.

**   Reflects the unrealized depreciation on futures contracts (see Note 1H).

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2013 was as follows:

--------------------------------------------------------------------------------------------------
                                                                                   Change in
 Derivatives Not                                                                   Unrealized
 Accounted for as                                                 Realized         Appreciation or
 Hedging Instruments      Location of Gain                        Gain (Loss)      (Depreciation)
 Under Accounting         or (Loss) on                            on Derivatives   on Derivatives
 Standards Codification   Derivatives Recognized                  Recognized       Recognized
 (ASC) 815                in Income                               in Income        in Income
--------------------------------------------------------------------------------------------------
 Forward Foreign          Net realized loss on forward            $   (101,154)
 Exchange Contracts       foreign currency contracts and
                          other assets and liabilities
                          denominated in foreign currencies
 Forward Foreign          Change in unrealized appreciation                        $  (317,227)
 Exchange Contracts       (depreciation) on forward foreign
                          currency contracts and other assets
                          and liabilities denominated in
                          foreign currencies
 Futures Contracts        Net realized gain on futures contracts  $    431,644
 Futures Contracts        Change in unrealized depreciation                        $(1,248,576)
                          on futures contracts
 Credit Default Swaps     Net realized loss on credit             $ (3,403,866)
                          default swaps
 Credit Default Swaps     Change in unrealized depreciation                        $  (616,360)
                          on credit default swaps

90 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2013.

----------------------------------------------------------------------------------------------------
 Assets:
                                 Gross        Net
                                 Amounts      Amounts of       Gross Amounts Not Offset
                                 Offset       Assets              in the Statement of
                                 in the       Presented         Assets and Liabilities
                   Gross         Statement    in the            ----------------------
                   Amounts of    of Assets    Statement of                     Cash
                   Recognized    and          Assets and      Financial        Collateral  Net
 Description       Assets        Liabilities  Liabilities     Instruments      Received    Amount
----------------------------------------------------------------------------------------------------
 Forward foreign
    currency
    contracts      $      4,126  $ (4,126)    $           --  $            --  $       --  $      --
 Futures contracts           --        --                 --               --          --         --
 Credit default
    swaps                    --        --                 --               --          --         --
 Repurchase
    agreements       45,010,000        --         45,010,000      (45,010,000)         --         --
----------------------------------------------------------------------------------------------------
                   $ 45,014,126  $ (4,126)    $   45,010,000  $   (45,010,000) $       --  $      --
====================================================================================================

------------------------------------------------------------------------------------------------------
 Liabilities:
                                 Gross        Net
                                 Amounts      Amounts of       Gross Amounts Not Offset
                                 Offset       Liabilities         in the Statement of
                                 in the       Presented         Assets and Liabilities
                   Gross         Statement    in the            ----------------------
                   Amounts of    of Assets    Statement of                     Cash
                   Recognized    and          Assets and      Financial        Collateral   Net
 Description       Liabilities   Liabilities  Liabilities     Instruments      Pledged     Amount
------------------------------------------------------------------------------------------------------
 Forward foreign
    currency
    contracts      $  1 70,583   $    (4,126) $      166,456  $            --  $     --     $  166,456
 Futures contracts   1,253,986                     1,253,986               --        --      1,253,986
 Credit default
    swaps              587,757                       587,757               --        --        587,757
 Repurchase
    agreements                                            --               --        --             --
------------------------------------------------------------------------------------------------------
                   $ 2,012,326   $    (4,126) $    2,008,199  $            --  $     --     $2,008,199
======================================================================================================

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 91

10. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2013, the Fund had no borrowings under the credit facility.

92 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

Trustees, Officers and Service Providers

Trustees                         Officers
Thomas J. Perna, Chairman        John F. Cogan, Jr., President*
David R. Bock                    Daniel K. Kingsbury, Executive
John F. Cogan, Jr.***               Vice President
Benjamin M. Friedman             Mark E. Bradley, Treasurer**
Margaret B.W. Graham             Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

*** Mr. Cogan resigned as Trustee of the Pioneer Funds effective November 12, 2013.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 93

                           This page for your notes.

94 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

                           This page for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 95

                           This page for your notes.

96 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

                           This page for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 97

                           This page for your notes.

98 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

                           This page for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13 99

                           This page for your notes.

100 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 25266-02-1113

                Pioneer Fundamental
                Growth Fund

--------------------------------------------------------------------------------
                Semiannual Report | September 30, 2013
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A          PIGFX
                Class B          FUNBX
                Class C          FUNCX
                Class K          PFGKX**
                Class R          PFGRX*
                Class Y          FUNYX
                Class Z          PFGZX*

                 * Share class was first publicly offered on April 2, 2012.

                ** Share class was first publicly offered on December 20, 2012.

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         24

Notes to Financial Statements                                                35

Trustees, Officers and Service Providers                                     42

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff " tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 3

Portfolio Management Discussion | 9/30/13

Stock prices moved upward during the six-month period ended September 30, 2013, propelled by rising valuations despite somewhat meager corporate profit growth. Toward the end of the period, a number of issues arose, a few of which appear to have been at least temporarily resolved. The issues included speculation about the U.S. Federal Reserve's (the Fed's) future monetary policies, political controversies in Washington, D.C. over budgetary and other fiscal issues, and the potential for a U.S. military intervention in Syria. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Acheson, a senior vice president and a portfolio manager at Pioneer, and Mr. Cloonan, a senior vice president and a portfolio manager, and Co-Head of Equity Research, U.S., at Pioneer, are responsible for day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the six-month period ended September 30, 2013?

A The equity market generated solid gains from mid-April 2013 through the end of the period on September 30, 2013. Slow-growing, but better-than-expected corporate earnings reports during the three-month period ended June 30, 2013, encouraged investors, as many companies reported stable profit margins and healthy cash generation. As corporate balance sheets strengthened, many firms initiated increases in dividends* as well as new share buyback programs that added to the attractiveness of their stocks, despite relatively lackluster growth in the nation's gross domestic product (GDP). The positive backdrop for equities developed in spite of the market's increasing worries that the Fed might begin tapering back its more accommodative monetary policies, and concerns about a possible U.S. government shutdown in October due to heated political disagreements over fiscal policy. Worries also developed over the possibility that the U.S. might launch a military operation against Syria in response to the Syrian regime's alleged use of chemical weapons--a diplomatic agreement was eventually reached that avoided military action. Overall, however, investors appeared to be more optimistic about future reacceleration of earnings growth, driven by the potential for a global, synchronized recovery in GDP.

    In that environment, cyclical stocks, which tend to prosper during periods of economic expansion, outperformed so-called defensive stocks of companies with more stable earnings growth and stronger balance sheets.

*   Dividends are not guaranteed.

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

    While larger company stocks often dominate the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), the smaller companies within the Russell Index tended to outperform the very large companies.

Q How did the Fund perform in that environment during the six-month period ended September 30, 2013?

A Pioneer Fundamental Growth Fund's Class A shares returned 9.42% at net asset value during the six-month period ended September 30, 2013, while the Fund's benchmark, the Russell Index, returned 10.34%. During the same period, the average return of the 1,729 mutual funds in Morningstar's Large Cap Growth category was 11.53%.

Q Which of your investment strategies and/or stock picks had the largest effect on the Fund's performance relative to the benchmark Russell Index during the six-month period ended September 30, 2013?

A Stock selection across several sectors was the main driver of the Fund's benchmark-relative performance during the six-month period, as both a contributor to and detractor from relative returns. Stock selection results in health care and consumer staples were the primary detractors from the Fund's benchmark-relative performance during the period, while stock selection results in consumer discretionary and information technology contributed to relative returns.

    In the consumer discretionary sector, two leading contributors to the Fund's relative results were positions in coffee chain Starbucks and department store chain Ross Stores. Starbucks outperformed during the period based on strong in-store sales gains in both its domestic and overseas markets. At the same time, the company has been improving its food offerings, which should help future growth. Off-price retailer Ross Stores has continued to successfully execute its long-term growth plan, which includes expanding its store locations, while at the same time generating healthy gains in same-store sales. In information technology, one of the Fund's top performers during the period was a position in MasterCard International, the electronic payment processor. The Fund had a large benchmark-relative overweight position in MasterCard, which made a strong contribution to relative returns.

    Although the Fund did not experience positive overall stock selection results in health care, the portfolio did own some health care investments that performed very well during the six-month period. They included Celgene, a biotechnology company that is developing drugs for cancer treatment, and Thermo Fisher Scientific, a manufacturer of a variety of

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 5 scientific instruments and consumables, and a provider of services to the health care industry. Thermo Fisher is also in the process of acquiring Life Technologies, a firm involved in the development of gene-sequencing tools and other technologies.

    The Fund's negative stock selection results within health care derived from disappointing investments such as Allergan, which develops and markets eye care and cosmetic (Botox, etc.) pharmaceutical products; DaVita, which operates networks of dialysis centers and physician offices; and Covidien, which develops and manufactures a variety of medical devices and supplies for hospitals and home health care providers. Allergan's share price declined during the period amid concerns over how potential new FDA rules on bringing generic drugs to market could dampen prospects for some of the company's existing products, while DaVita experienced disappointing results in its physician network. Covidien's share price was flat during the six-month period, and so the company underperformed during a time when many stocks were producing double-digit gains.

    Stock selection in the consumer staples sector also detracted from the Fund's relative performance during the period. One noteworthy laggard in the sector was the portfolio's position in Coca-Cola, whose share price declined amid increasing public concerns about the health effects of sugar-sweetened carbonated drinks. We reduced the Fund's position in Coca-Cola during the period.

Q What were some of the changes you made to the Fund's portfolio during the six-month period ended September 30, 2013?

A While we reduced the Fund's position in the aforementioned Coca-Cola during the past six months, we also initiated a portfolio position in Coke's soft drink rival, PepsiCo, based on strong results from the company's snack foods division as well as its potential to derive additional value by reorganizing assets. We also initiated new Fund positions in Precision Castparts, a manufacturer of complex metal components used in aircraft and other industrial equipment, and in Time Warner, which owns several television networks and operates a major movie and television production studio. We believe Precision Castparts has become an increasingly attractive investment as the company has successfully integrated the operations of several recent acquisitions. We believe Time Warner's pricing power as a producer of content for the entertainment media has been enhanced due to competition between new and existing distribution outlets.

    Finally, we liquidated the Fund's position in the Mexican soft drink and beer distributor FEMSA (Fomento Economico de Mexico), opting to take profits after the company realized significant gains during the period in which its shares were held in the portfolio.

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Q   What is your investment outlook?

A Although the equity market has produced solid performance during the past year, we still believe stock valuations remain reasonable, particularly in the present environment of both low inflation and low interest rates. The gains in the stock market over the past several months have occurred despite relatively slow economic growth, although the U.S. economy has shown surprising resilience in the face of many potential headwinds on both the domestic and international fronts. We think it is reasonable, however, to expect that both the domestic and global economies could accelerate somewhat, thus providing a good backdrop for corporate earnings growth. Companies exposed to global growth trends appear particularly well poised to do well in an accelerating growth environment.

    When choosing investments for the Fund, the companies we favor have what we believe are sustainable competitive advantages, and also have shown strong returns on incremental capital invested. In addition, we look for companies that can generate consistent revenue and earnings growth. We remain focused on individual stock selection, and the Fund's sector weights tend to be an outgrowth of our stock selection process.

Please refer to the Schedule of Investments on pages 19-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 7

Portfolio Summary | 9/30/13

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)
U.S. Common Stocks                                     95.9%
International Common Stocks                             2.5%
Temporary Cash Investment                               1.6%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)
Information Technology                                 29.4%
Consumer Discretionary                                 15.7%
Health Care                                            15.4%
Industrials                                            14.3%
Consumer Staples                                       12.7%
Materials                                               4.9%
Energy                                                  4.8%
Financials                                              2.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*
 1. Apple, Inc.                                                           5.65%
--------------------------------------------------------------------------------
 2. Mastercard, Inc.                                                      4.74
--------------------------------------------------------------------------------
 3. Google, Inc.                                                          4.52
--------------------------------------------------------------------------------
 4. Starbucks Corp.                                                       4.46
--------------------------------------------------------------------------------
 5. Microsoft Corp.                                                       4.28
--------------------------------------------------------------------------------
 6. United Technologies Corp.                                             4.17
--------------------------------------------------------------------------------
 7. Ross Stores, Inc.                                                     3.88
--------------------------------------------------------------------------------
 8. Thermo Fisher Scientific, Inc.                                        3.84
--------------------------------------------------------------------------------
 9. 3M Co.                                                                3.47
--------------------------------------------------------------------------------
10. Philip Morris International, Inc.                                     3.25
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Prices and Distributions | 9/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------
         Class                       9/30/13                      3/31/13
--------------------------------------------------------------------------------
           A                          $15.68                       $14.33
--------------------------------------------------------------------------------
           B                          $14.63                       $13.45
--------------------------------------------------------------------------------
           C                          $14.78                       $13.55
--------------------------------------------------------------------------------
           K                          $15.68                       $14.30
--------------------------------------------------------------------------------
           R                          $15.57                       $14.25
--------------------------------------------------------------------------------
           Y                          $15.78                       $14.41
--------------------------------------------------------------------------------
           Z                          $15.69                       $14.32
--------------------------------------------------------------------------------

Distributions per Share: 4/1/13-9/30/13
--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class           Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $    --              $   --            $      --
--------------------------------------------------------------------------------
           B              $    --              $   --            $      --
--------------------------------------------------------------------------------
           C              $    --              $   --            $      --
--------------------------------------------------------------------------------
           K              $    --              $   --            $      --
--------------------------------------------------------------------------------
           R              $    --              $   --            $      --
--------------------------------------------------------------------------------
           Y              $    --              $   --            $      --
--------------------------------------------------------------------------------
           Z              $    --              $   --            $      --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-16.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 9

Performance Update | 9/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  Net Asset          Public Offering
Period            Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years           8.24%              7.60%
5 Years           11.55              10.23
1 Year            16.45               9.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  1.20%              1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
9/30/2003                9425.00               $ 10,000
9/30/2004                $ 9,904               10751.00
9/30/2005                $11,735               11998.00
9/30/2006                $12,266               12722.00
9/30/2007                $14,283               15184.00
9/30/2008                $12,046               12014.00
9/30/2009                $12,122               11791.00
9/30/2010                $13,154               13283.00
9/30/2011                $13,865               13785.00
9/30/2012                $17,866               17808.00
9/30/2013                $20,804               21241.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         6.30%              6.30%
5 Years           10.47              10.47
1 Year            15.27              11.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  2.26%              2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
12/31/2005               $10,000               $10,000
9/30/2006                $10,341               $10,297
9/30/2007                $11,947               $12,290
9/30/2008                $ 9,978                $9,724
9/30/2009                $ 9,952                $9,544
9/30/2010                $10,688               $10,751
9/30/2011                $11,176               $11,158
9/30/2012                $14,242               $14,414
9/30/2013                $16,417               $17,192

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 11

Performance Update | 9/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         6.44%              6.44%
5 Years           10.68              10.68
1 Year            15.61              15.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
12/31/2005               $10,000               $10,000
9/30/2006                $10,331               $10,297
9/30/2007                $11,936               $12,290
9/30/2008                $ 9,978                $9,724
9/30/2009                $ 9,963                $9,544
9/30/2010                $10,719               $10,751
9/30/2011                $11,217               $11,158
9/30/2012                $14,335               $14,414
9/30/2013                $16,572               $17,192

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           8.28%              8.28%
5 Years           11.62              11.62
1 Year            16.84              16.84
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
9/30/2003                $10,000               $10,000
9/30/2004                $10,512               $10,751
9/30/2005                $12,455               $11,998
9/30/2006                $13,019               $12,722
9/30/2007                $15,160               $15,184
9/30/2008                $12,786               $12,014
9/30/2009                $12,866               $11,791
9/30/2010                $13,962               $13,283
9/30/2011                $14,717               $13,785
9/30/2012                $18,963               $17,808
9/30/2013                $22,156               $21,241

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 13

Performance Update | 9/30/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           8.20%              8.20%
5 Years           11.45              11.45
1 Year            16.11              16.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  1.45%              1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
9/30/2003                $10,000               $10,000
9/30/2004                $10,512               $10,751
9/30/2005                $12,455               $11,998
9/30/2006                $13,019               $12,722
9/30/2007                $15,160               $15,184
9/30/2008                $12,786               $12,014
9/30/2009                $12,866               $11,791
9/30/2010                $13,962               $13,283
9/30/2011                $14,717               $13,785
9/30/2012                $18,935               $17,808
9/30/2013                $21,985               $21,241

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are avail- able for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           8.43%              8.43%
5 Years           11.92              11.92
1 Year            16.76              16.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 million Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
9/30/2003                $ 5,000,000           $ 5,000,000
9/30/2004                $ 5,255,814           $ 5,375,429
9/30/2005                $ 6,227,571           $ 5,998,766
9/30/2006                $ 6,509,654           $ 6,360,840
9/30/2007                $ 7,580,042           $ 7,591,925
9/30/2008                $ 6,392,979           $ 6,006,853
9/30/2009                $ 6,451,772           $ 5,895,546
9/30/2010                $ 7,019,380           $ 6,641,433
9/30/2011                $ 7,440,677           $ 6,892,373
9/30/2012                $ 9,616,121           $ 8,904,128
9/30/2013                $11,227,900           $10,620,371

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 15

Performance Update | 9/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           8.28%              8.28%
5 Years           11.63              11.63
1 Year            16.80              16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  1.04               %0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                         Pioneer Fundamental   Russell 1000
                         Growth Fund           Growth Index
9/30/2003                $10,000               $ 10,000
9/30/2004                $10,512               10751.00
9/30/2005                $12,455               11998.00
9/30/2006                $13,019               12722.00
9/30/2007                $15,160               15184.00
9/30/2008                $12,786               12014.00
9/30/2009                $12,866               11791.00
9/30/2010                $13,962               13283.00
9/30/2011                $14,717               13785.00
9/30/2012                $18,977               17808.00
9/30/2013                $22,166               21241.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 2, 2012, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2012, would have been higher than that shown. For the period beginning April 2, 2012, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2013 through September 30, 2013.

----------------------------------------------------------------------------------------------------
 Share Class              A           B           C          K          R          Y           Z
----------------------------------------------------------------------------------------------------
 Beginning Account      $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
 Value on 4/1/13
----------------------------------------------------------------------------------------------------
 Ending Account         $1,094.20  $1,087.70  $1,090.80  $1,096.50  $1,092.60  $1,095.10  $1,095.70
 Value (after expenses)
 on 9/30/13
----------------------------------------------------------------------------------------------------
 Expenses Paid          $    5.72  $   11.25  $    9.59  $    3.68  $    7.24  $    4.46  $    3.99
 During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 2.15%, 1.83%, 0.70% 1.38%, 0.85% and 0.76% for Class A, Class B, Class C, Class K,
    Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2013 through September 30, 2013.

----------------------------------------------------------------------------------------------------
 Share Class            A          B           C           K          R           Y          Z
----------------------------------------------------------------------------------------------------
 Beginning Account      $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
 Value on 4/1/13
----------------------------------------------------------------------------------------------------
 Ending Account         $1,019.60  $1,014.29  $1,015.89  $1,021.56  $1,018.15  $1,020.81  $1,021.26
 Value (after expenses)
 on 9/30/13
----------------------------------------------------------------------------------------------------
 Expenses Paid          $    5.52  $   10.86  $   9.25   $    3.55  $    6.98  $    4.31  $    3.85
 During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 2.15%, 1.83%, 0.70% 1.38%, 0.85% and 0.76% for Class A, Class B, Class C, Class K,
    Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Schedule of Investments | 9/30/13 (unaudited)

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
                  COMMON STOCKS -- 97.8%
                  ENERGY -- 4.7%
                  Oil & Gas Equipment & Services -- 2.5%
   394,620        Schlumberger, Ltd.                                     $   34,868,623
---------------------------------------------------------------------------------------
                  Integrated Oil & Gas -- 1.1%
   167,880        Occidental Petroleum Corp.                             $   15,703,495
---------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 1.1%
   429,540        Cabot Oil & Gas Corp.                                  $   16,030,433
                                                                         --------------
                  Total Energy                                           $   66,602,551
---------------------------------------------------------------------------------------
                  MATERIALS -- 4.8%
                  Fertilizers & Agricultural Chemicals -- 1.3%
   179,105        Monsanto Co.                                           $   18,693,189
---------------------------------------------------------------------------------------
                  Industrial Gases -- 1.4%
   160,910        Praxair, Inc.                                          $   19,342,991
---------------------------------------------------------------------------------------
                  Specialty Chemicals -- 2.1%
   304,910        Ecolab, Inc.                                           $   30,112,912
                                                                         --------------
                  Total Materials                                        $   68,149,092
---------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 12.8%
                  Aerospace & Defense -- 5.9%
   111,400        Precision Castparts Corp.                              $   25,314,536
   532,955        United Technologies Corp.                                  57,463,208
                                                                         --------------
                                                                         $   82,777,744
---------------------------------------------------------------------------------------
                  Industrial Conglomerates -- 3.4%
   400,165        3M Co.                                                 $   47,783,703
---------------------------------------------------------------------------------------
                  Construction & Farm Machinery & Heavy Trucks -- 2.1%
   221,420        Cummins, Inc.                                          $   29,420,075
---------------------------------------------------------------------------------------
                  Trading Companies & Distributors -- 1.4%
    77,550        WW Grainger, Inc.                                      $   20,295,610
                                                                         --------------
                  Total Capital Goods                                    $  180,277,132
---------------------------------------------------------------------------------------
                  TRANSPORTATION -- 1.3%
                  Air Freight & Logistics -- 1.3%
   193,520        United Parcel Service, Inc. (Class B)                  $   17,681,922
                                                                         --------------
                  Total Transportation                                   $   17,681,922
---------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 4.4%
                  Restaurants -- 4.4%
   798,400        Starbucks Corp.                                        $   61,452,848
                                                                         --------------
                  Total Consumer Services                                $   61,452,848
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 19

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
                  MEDIA -- 4.2%
                  Movies & Entertainment -- 4.2%
   547,290        The Walt Disney Co.                                    $   35,294,732
   357,300        Time Warner, Inc.                                          23,513,913
                                                                         --------------
                                                                         $   58,808,645
                                                                         --------------
                  Total Media                                            $   58,808,645
---------------------------------------------------------------------------------------
                  RETAILING -- 6.9%
                  Apparel Retail -- 3.8%
   734,100        Ross Stores, Inc.                                      $   53,442,480
---------------------------------------------------------------------------------------
                  Home Improvement Retail -- 3.1%
   575,260        The Home Depot, Inc.                                   $   43,633,471
                                                                         --------------
                  Total Retailing                                        $   97,075,951
---------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 3.0%
                  Drug Retail -- 3.0%
   742,450        CVS Caremark Corp.                                     $   42,134,038
                                                                         --------------
                  Total Food & Staples Retailing                         $   42,134,038
---------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 6.7%
                  Soft Drinks -- 3.5%
   299,050        PepsiCo, Inc.                                          $   23,774,475
   692,640        The Coca-Cola Co.                                          26,237,203
                                                                         --------------
                                                                         $   50,011,678
---------------------------------------------------------------------------------------
                  Tobacco -- 3.2%
   518,110        Philip Morris International, Inc.                      $   44,863,145
                                                                         --------------
                  Total Food, Beverage & Tobacco                         $   94,874,823
---------------------------------------------------------------------------------------
                  HOUSEHOLD & PERSONAL PRODUCTS -- 2.8%
                  Household Products -- 2.8%
   377,240        Colgate-Palmolive Co.                                  $   22,370,332
   222,120        The Procter & Gamble Co.                                   16,790,051
                                                                         --------------
                                                                         $   39,160,383
                                                                         --------------
                  Total Household & Personal Products                    $   39,160,383
---------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                  Health Care Equipment -- 2.5%
   574,890        Covidien Plc                                           $   35,033,797
---------------------------------------------------------------------------------------
                  Health Care Services -- 2.5%
   260,100        DaVita HealthCare Partners, Inc.*                      $   14,799,690
   336,690        Express Scripts Holding Co.*                               20,800,708
                                                                         --------------
                                                                         $   35,600,398
                                                                         --------------
                  Total Health Care Equipment & Services                 $   70,634,195
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 10.1%
                  Biotechnology -- 4.1%
   287,126        Celgene Corp.*                                         $   44,197,305
   173,260        Vertex Pharmaceuticals, Inc.*                              13,136,573
                                                                         --------------
                                                                         $   57,333,878
---------------------------------------------------------------------------------------
                  Pharmaceuticals -- 2.3%
   353,330        Allergan, Inc.                                         $   31,958,698
---------------------------------------------------------------------------------------
                  Life Sciences Tools & Services -- 3.7%
   574,320        Thermo Fisher Scientific, Inc.                         $   52,923,588
                                                                         --------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences   $  142,216,164
---------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 2.3%
                  Specialized Finance -- 2.3%
   175,015        IntercontinentalExchange, Inc.*                        $   31,751,221
                                                                         --------------
                  Total Diversified Financials                           $   31,751,221
---------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 16.3%
                  Internet Software & Services -- 4.4%
    71,160        Google, Inc.*                                          $   62,329,756
---------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 4.7%
    97,090        Mastercard, Inc.                                       $   65,320,210
---------------------------------------------------------------------------------------
                  Systems Software -- 7.2%
 1,770,190        Microsoft Corp.                                        $   58,965,029
 1,286,430        Oracle Corp.                                               42,670,883
                                                                         --------------
                                                                         $  101,635,912
                                                                         --------------
                  Total Software & Services                              $  229,285,878
---------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 8.4%
                  Communications Equipment -- 2.9%
   610,230        Qualcomm, Inc.                                         $   41,105,093
---------------------------------------------------------------------------------------
                  Computer Hardware -- 5.5%
   163,305        Apple, Inc.                                            $   77,855,659
                                                                         --------------
                  Total Technology Hardware & Equipment                  $  118,960,752
---------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
                  Semiconductors -- 4.1%
   356,790        Analog Devices, Inc.                                   $   16,786,970
   458,450        Maxim Integrated Products, Inc.                            13,661,810
   585,370        Xilinx, Inc.                                               27,430,438
                                                                         --------------
                                                                         $   57,879,218
                                                                         --------------
                  Total Semiconductors & Semiconductor Equipment         $   57,879,218
---------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $1,048,403,672)                                  $1,376,944,813
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 21

---------------------------------------------------------------------------------------
Principal
Amount ($)                                                               Value
---------------------------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENTS -- 1.6%
                  Repurchase Agreements -- 1.6%
22,040,000        TD Securities, Inc., 0.06%, dated 9/30/13,
                  repurchase price of $22,040,000 plus accrued
                  interest on 10/1/13 collateralized by $22,480,860
                  U.S. Treasury Notes, 2.625%, 11/15/20                  $   22,040,000
---------------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $22,040,000)                                     $   22,040,000
---------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.4%
                  (Cost $1,070,443,672) (a)                              $1,398,984,813
---------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 0.6%                     $    8,598,184
---------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                             $1,407,582,997
=======================================================================================

*     Non-income producing security.

(a) At September 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $1,072,533,483 was as follows:

        Aggregate gross unrealized appreciation for all investments in which there
          is an excess of value over tax cost                                          $327,743,229
        Aggregate gross unrealized depreciation for all investments in which there
          is an excess of tax cost over value                                          $ (1,291,898)
                                                                                       -------------
        Net unrealized appreciation                                                    $326,451,330
                                                                                       =============

Purchases and sales (excluding temporary cash investments) for the six months ended September 30, 2013 aggregated $352,176,790 and $152,810,705, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

The following is a summary of the inputs used as of September 30, 2013, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                        Level 1             Level 2           Level 3    Total
---------------------------------------------------------------------------------------
Common Stocks           $ 1,376,944,813     $         --      $    --    $1,376,944,813
Repurchase Agreement                 --       22,040,000           --        22,040,000
---------------------------------------------------------------------------------------
Total                   $ 1,376,944,813     $ 22,040,000      $    --    $1,398,984,813
=======================================================================================

During the six months ended September 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 23

Statement of Assets and Liabilities | 9/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $1,070,443,672)                                      $1,398,984,813
  Cash                                                                                     5,916,042
  Receivables --
     Fund shares sold                                                                      9,906,885
     Dividends and interest                                                                1,134,218
     Due from Pioneer Investment Management, Inc.                                            135,678
  Prepaid expenses                                                                            71,657
-----------------------------------------------------------------------------------------------------
        Total assets                                                                  $1,416,149,293
=====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $    3,524,485
     Fund shares repurchased                                                               4,500,431
  Due to affiliates                                                                          459,554
  Accrued expenses                                                                            81,826
-----------------------------------------------------------------------------------------------------
        Total liabilities                                                             $    8,566,296
=====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $1,023,581,141
  Undistributed net investment income                                                      4,518,263
  Accumulated net realized gain on investments                                            50,942,452
  Net unrealized appreciation on investments                                             328,541,141
-----------------------------------------------------------------------------------------------------
        Total net assets                                                              $1,407,582,997
=====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $574,976,975/36,668,926 shares)                                   $        15.68
  Class B (based on $3,169,646/216,585 shares)                                        $        14.63
  Class C (based on $136,550,764/9,241,786 shares)                                    $        14.78
  Class K (based on $223,046/14,228 shares)                                           $        15.68
  Class R (based on $13,256,778/851,221 shares)                                       $        15.57
  Class Y (based on $678,271,505/42,973,670 shares)                                   $        15.78
  Class Z (based on $1,134,283/72,273 shares)                                         $        15.69
MAXIMUM OFFERING PRICE:
  Class A ($15.68 (divided by) 94.25%)                                                $        16.64
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Statement of Operations (unaudited)

For the Six Months Ended 9/30/13

INVESTMENT INCOME:
  Dividends                                                             $  9,849,687
  Interest                                                                     9,385
-----------------------------------------------------------------------------------------------------
        Total investment income                                                       $    9,859,072
=====================================================================================================
EXPENSES:
  Management fees                                                       $  4,029,985
  Prepaid expenses
     Class A                                                                 103,599
     Class B                                                                   5,569
     Class C                                                                  19,573
     Class R                                                                     953
     Class Y                                                                   3,540
     Class Z                                                                     130
  Distribution fees
     Class A                                                                 637,847
     Class B                                                                  15,650
     Class C                                                                 562,358
     Class R                                                                  15,171
  Shareholder communications expense                                         981,918
  Administrative reimbursements                                              173,520
  Custodian fees                                                              11,528
  Registration fees                                                           80,711
  Professional fees                                                           40,522
  Printing expense                                                            10,900
  Fees and expenses of nonaffiliated Trustees                                 23,558
  Miscellaneous                                                               35,281
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                   $    6,752,313
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                              (200,745)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                     $    6,551,568
-----------------------------------------------------------------------------------------------------
        Net investment income                                                         $    3,307,504
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND CLASS ACTIONS:
  Net realized gain on investments                                                    $   26,565,764
  Change in net unrealized appreciation on investments                                $   80,515,451
-----------------------------------------------------------------------------------------------------
  Net gain on investments                                                             $  107,081,215
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $  110,388,719
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 25

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  9/30/13             Year Ended
                                                                  (unaudited)         3/31/13
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $       3,307,504   $    6,247,366
Net realized gain on investments and class actions                       26,565,764       25,575,410
Change in net unrealized appreciation on investments                     80,515,451       70,664,284
-----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $     110,388,719   $  102,487,060
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.06 per share, respectively)           $              --   $   (1,650,780)
      Class C ($0.00 and $0.01 per share, respectively)                          --          (41,357)
      Class K ($0.00 and $0.10 per share, respectively)                          --              (75)
      Class R ($0.00 and $0.09 per share, respectively)                          --           (5,884)
      Class Y ($0.00 and $0.10 per share, respectively)                          --       (3,985,154)
      Class Z ($0.00 and $0.10 per share, respectively)                          --             (556)
Net realized gain:
      Class A ($0.00 and $0.11 per share, respectively)                          --       (2,968,572)
      Class B ($0.00 and $0.11 per share, respectively)                          --          (24,208)
      Class C ($0.00 and $0.11 per share, respectively)                          --         (532,125)
      Class R ($0.00 and $0.11 per share, respectively)                          --           (1,919)
      Class Y ($0.00 and $0.11 per share, respectively)                          --       (4,331,818)
      Class Z ($0.00 and $0.11 per share, respectively)                          --             (154)
-----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $              --   $  (13,542,602)
=====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $     420,394,726   $  598,340,916
Reinvestment of distributions                                                    --       12,336,661
Cost of shares repurchased                                             (213,225,269)    (397,360,188)
-----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from Fund share transactions                             $     207,169,457   $  213,317,389
-----------------------------------------------------------------------------------------------------
      Net increase in net assets                                  $     317,558,176   $  302,261,847
NET ASSETS:
Beginning of period                                                   1,090,024,821      787,762,974
-----------------------------------------------------------------------------------------------------
End of period                                                     $   1,407,582,997   $1,090,024,821
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                               $       4,518,263   $    1,210,759
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

-----------------------------------------------------------------------------------------------------
                                        '13 Shares    '13 Amount       '13 Shares      '13 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                             10,955,447    $ 165,040,481      17,626,103    $ 234,747,570
Reinvestment of distributions                   --               --         336,370        4,440,108
Less shares repurchased                 (4,760,582)     (71,948,510)    (13,717,812)    (181,951,822)
-----------------------------------------------------------------------------------------------------
      Net increase                       6,194,865    $  93,091,971       4,244,661    $  57,235,856
=====================================================================================================
Class B
Shares sold or exchanged                    27,159    $     382,888          76,913    $     971,467
Reinvestment of distributions                   --               --           1,784           22,092
Less shares repurchased                    (43,256)        (607,976)       (118,631)      (1,480,233)
-----------------------------------------------------------------------------------------------------
      Net decrease                         (16,097)   $    (225,088)        (39,934)   $    (486,674)
=====================================================================================================
Class C
Shares sold                              3,119,249    $  44,354,424       4,626,989    $  58,688,461
Reinvestment of distributions                   --               --          37,216          464,180
Less shares repurchased                   (466,857)      (6,633,317)       (769,831)      (9,743,291)
-----------------------------------------------------------------------------------------------------
      Net increase                       2,652,392    $  37,721,107       3,894,374    $  49,409,350
=====================================================================================================
Class K
Shares sold                                 14,270    $     216,827             748    $      10,000
Reinvestment of distributions                   --               --              --               --
Less shares repurchased                       (790)         (12,370)             --               --
-----------------------------------------------------------------------------------------------------
      Net increase                          13,480    $     204,457             748    $      10,000
=====================================================================================================
Class R
Shares sold                                730,510    $  11,098,999         181,346    $   2,466,995
Reinvestment of distributions                   --               --             473            6,220
Less shares repurchased                    (50,297)        (755,384)        (10,811)        (151,184)
-----------------------------------------------------------------------------------------------------
      Net increase                         680,213    $  10,343,615         171,008    $   2,322,031
=====================================================================================================
Class Y
Shares sold                             13,157,422    $ 198,266,632      22,663,768    $ 301,376,832
Reinvestment of distributions                   --               --         557,257        7,403,503
Less shares repurchased                 (8,942,803)    (133,244,084)    (14,798,807)    (204,032,532)
-----------------------------------------------------------------------------------------------------
      Net increase                       4,214,619    $  65,022,548       8,422,218    $ 104,747,803
=====================================================================================================
Class Z
Shares sold                                 67,841    $   1,034,475           5,992    $      79,591
Reinvestment of distributions                   --               --              42              558
Less shares repurchased                     (1,523)         (23,628)            (79)          (1,126)
-----------------------------------------------------------------------------------------------------
      Net increase                          66,318    $   1,010,847           5,955    $      79,023
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year       Year       Year       Year        Year
                                                          9/30/13      Ended      Ended      Ended      Ended       Ended
                                                          (unaudited)  3/31/13    3/31/12    3/31/11    3/31/10     3/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $  14.33     $  13.23   $  11.86   $  10.96   $   8.25    $ 11.32
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                  $   0.03     $   0.07   $   0.02   $   0.03   $   0.02    $  0.01
   Net realized and unrealized gain (loss) on
      investments                                             1.32         1.20       1.68       1.17       3.29      (3.06)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment
   operations                                             $   1.35     $   1.27   $   1.70   $   1.20   $   3.31    $ (3.05)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       --         (0.06)     (0.03)     (0.02)     (0.02)        --
   Net realized gain                                           --         (0.11)     (0.30)     (0.28)     (0.58)     (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            --         (0.17)     (0.33)     (0.30)     (0.60)     (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   1.35     $   1.10   $   1.37   $   0.90   $   2.71    $ (3.07)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  15.68     $  14.33   $  13.23   $  11.86   $  10.96    $  8.25
=============================================================================================================================
Total return*                                                 9.42%        9.64%     14.84%     11.23%     40.50%    (26.95)%
Ratio of net expenses to average net assets+                  1.09%**      1.09%      1.19%      1.25%      1.25%      1.25%
Ratio of net investment income to average net assets+         0.47%**      0.54%      0.28%      0.25%      0.14%      0.24%
Portfolio turnover rate                                         25%**        28%        16%        18%        45%        27%
Net assets, end of period (in thousands)                  $574,977     $436,682   $346,987   $123,305   $117,218    $ 6,720
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees
   paid indirectly:
   Total expenses                                             1.17%**      1.20%      1.19%      1.28%      1.47%      3.94%
   Net investment income (loss)                               0.39%**      0.43%      0.28%      0.22%     (0.07)%    (2.45)%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reductions for fees paid indirectly:
   Net expenses                                               1.09%**      1.09%      1.19%      1.25%      1.25%      1.25%
   Net investment income                                      0.47%**      0.54%      0.28%      0.25%      0.14%      0.24%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

-----------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended        Year         Year       Year         Year         Year
                                                     9/30/13      Ended        Ended      Ended        Ended        Ended
                                                     (unaudited)  3/31/13      3/31/12    3/31/11      3/31/10      3/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                 $ 13.45      $ 12.50      $ 11.30    $ 10.53      $  8.01      $ 11.09
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                               $ (0.04)     $ (0.07)(a)  $ (0.09)   $ (0.07)(a)  $ (0.05)(a)  $ (0.04)
   Net realized and unrealized gain (loss) on
      investments                                       1.22         1.13         1.59       1.12         3.15        (3.02)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
      investment operations                          $  1.18      $  1.06      $  1.50    $  1.05      $  3.10      $ (3.06)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                      --        (0.11)       (0.30)     (0.28)       (0.58)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  1.18      $  0.95      $  1.20    $  0.77      $  2.52      $ (3.08)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 14.63      $ 13.45      $ 12.50    $ 11.30      $ 10.53      $  8.01
=============================================================================================================================
Total return*                                           8.77%        8.51%(b)    13.77%     10.26%       39.09%      (27.60)%
Ratio of net expenses to average net assets+            2.15%**      2.15%        2.15%      2.15%        2.15%        2.16%
Ratio of net investment loss to average net assets+    (0.60)%**    (0.53)%      (0.71)%    (0.65)%      (0.71)%      (0.67)%
Portfolio turnover rate                                   25%**        28%          16%        18%          45%          27%
Net assets, end of period (in thousands)             $ 3,170      $ 3,128      $ 3,407    $ 4,029      $ 4,114      $ 1,169
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reductions for
   fees paid indirectly:
   Total expenses                                       2.25%**      2.26%        2.29%      2.23%        2.53%        4.85%
   Net investment loss                                 (0.70)%**    (0.64)%      (0.85)%    (0.73)%      (1.09)%      (3.36)%
Ratios with waiver of fees and assumption of
   expenses by the Adviser and reductions for
   fees paid indirectly:
   Net expenses                                         2.15%**      2.15%        2.15%      2.15%        2.15%        2.15%
   Net investment loss                                 (0.60)%**    (0.53)%      (0.71)%    (0.65)%      (0.71)%      (0.66)%
=============================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

(b) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.47%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 29

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended         Year         Year       Year         Year         Year
                                                    9/30/13       Ended        Ended      Ended        Ended        Ended
                                                    (unaudited)   3/31/13      3/31/12    3/31/11      3/31/10      3/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $  13.55      $ 12.57      $ 11.34    $ 10.56      $  8.02      $ 11.09
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                              $  (0.02)     $ (0.02)(a)  $ (0.04)   $ (0.05)(a)  $ (0.04)(a)  $ (0.02)
   Net realized and unrealized gain (loss)
      on investments                                    1.25         1.11         1.57       1.11         3.16        (3.03)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)in net assets from
   investment operations                            $   1.23      $  1.09      $  1.53    $  1.06      $  3.12      $ (3.05)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                  --        (0.01)          --         --           --           --
   Net realized gain                                      --        (0.11)       (0.30)     (0.28)       (0.58)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --        (0.12)       (0.30)     (0.28)       (0.58)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $   1.23      $  0.98      $  1.23    $  0.78      $  2.54      $ (3.07)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  14.78      $ 13.55      $ 12.57    $ 11.34      $ 10.56      $  8.02
=============================================================================================================================
Total return*                                           9.08%        8.77%       13.98%     10.33%       39.29%      (27.51)%
Ratio of net expenses to average net assets+            1.83%**      1.91%        1.96%      2.03%        2.15%        2.15%
Ratio of net investment loss to average net assets+    (0.26)%**    (0.23)%      (0.50)%    (0.52)%      (0.72)%      (0.65)%
Portfolio turnover rate                                   25%**        28%          16%        18%          45%          27%
Net assets, end of period (in thousands)            $136,551      $89,299      $33,880    $15,149      $11,331      $ 1,187
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reductions for
   fees paid indirectly:
   Total expenses                                       1.83%**      1.91%        1.96%      2.03%        2.31%        4.95%
   Net investment loss                                 (0.26)%**    (0.23)%      (0.50)%    (0.52)%      (0.88)%      (3.45)%
Ratios with waiver of fees and assumption of
   expenses by the Adviser and reductions
   for fees paid indirectly:
   Net expenses                                         1.83%**      1.91%        1.96%      2.03%        2.15%        2.15%
   Net investment loss                                 (0.26)%**    (0.23)%      (0.50)%    (0.52)%      (0.72)%      (0.65)%
=============================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assetvalue at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

-----------------------------------------------------------------------------------------------------------
                                                                          Six Months Ended
                                                                          9/30/13           12/20/12 (a) to
                                                                          (unaudited)       3/31/13
-----------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                      $14.30            $13.37
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                  $ 0.00(d)         $ 0.03
   Net realized and unrealized gain on investments                          1.38              1.00
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                     $ 1.38            $ 1.03
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                      --             (0.10)
-----------------------------------------------------------------------------------------------------------
Net increase in net asset value                                           $ 1.38            $ 0.93
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $15.68            $14.30
===========================================================================================================
Total return*                                                               9.65%             7.77%(b)(c)
Ratio of net expenses to average net assets+                                0.70%**           0.77%**
Ratio of net investment income to average net assets+                       0.98%**           0.77%**
Portfolio turnover rate                                                       25%**             28%**
Net assets, end of period (in thousands)                                  $  223            $   11
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                           0.70%**           0.77%**
   Net investment income                                                    0.98%**           0.77%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                             0.70%**           0.77%**
   Net investment income                                                    0.98%**           0.77%**
===========================================================================================================

(a) Class K shares were first publicly offered on December 20, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(c) Not annualized.

(d) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 31

-----------------------------------------------------------------------------------------------------------
                                                                          Six Months Ended
                                                                          9/30/13           4/2/12 (a)
                                                                          (unaudited)       to 3/31/13
-----------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                      $ 14.25           $13.34
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                  $ (0.00)(d)       $ 0.06
   Net realized and unrealized gain on investments                           1.33             1.05
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                     $  1.32           $ 1.11
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                      --             (0.09)
   Net realized gain                                                          --             (0.11)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                           --             (0.20)
-----------------------------------------------------------------------------------------------------------
Net increase in net asset value                                           $  1.32           $ 0.91
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 15.57           $14.25
===========================================================================================================
Total return*                                                                9.26%            8.42%(b)(c)
Ratio of net expenses to average net assets+                                 1.38%**          1.40%**
Ratio of net investment income to average net assets+                        0.25%**          0.27%**
Portfolio turnover rate                                                        25%**            28%**
Net assets, end of period (in thousands)                                  $13,257           $2,437
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                            1.38%**          1.45%**
   Net investment income                                                     0.25%**          0.21%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                              1.38%**          1.40%**
   Net investment income                                                     0.25%**          0.27%**
===========================================================================================================

(a) Class R shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(c) Not annualized.

(d) Amount rounds to less than $(0.01) per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year          Year       Year
                                                               9/30/13      Ended         Ended      Ended      4/8/09 (a)
                                                               (unaudited)  3/31/13       3/31/12    3/31/11    to 3/31/10
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $  14.41     $  13.30      $  11.91   $  10.99   $   8.40
----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                       $   0.05     $   0.10      $   0.07   $   0.08   $   0.03
   Net realized and unrealized gain on investments                 1.32         1.22          1.69       1.19       3.17
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations          $   1.37     $   1.32      $   1.76   $   1.27   $   3.20
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             --        (0.10)        (0.07)     (0.07)     (0.03)
   Net realized gain                                                 --        (0.11)        (0.30)     (0.28)     (0.58)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --        (0.21)        (0.37)     (0.35)     (0.61)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                $   1.37     $   1.11      $   1.39   $   0.92   $   2.59
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  15.78     $  14.41      $  13.30   $  11.91   $  10.99
============================================================================================================================
Total return*                                                      9.51%        9.99%(c)     15.29%     11.84%     38.49%(b)
Ratio of net expenses to average net assets+                       0.85%**      0.81%         0.78%      0.78%      0.89%**
Ratio of net investment income to average net assets+              0.72%**      0.85%         0.67%      0.72%      0.46%**
Portfolio turnover rate                                              25%**        28%           16%        18%        45%(b)
Net assets, end of period (in thousands)                       $678,272     $558,383      $403,490   $226,409   $238,017
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                  0.85%**      0.81%         0.78%      0.78%      0.97%**
   Net investment income                                           0.72%**      0.85%         0.67%      0.72%      0.38%**
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                    0.85%**      0.81%         0.78%      0.78%      0.89%**
   Net investment income                                           0.72%**      0.85%         0.67%      0.72%      0.46%**
============================================================================================================================

(a) Class Y shares were first publicly offered on April 8, 2009.

(b) Not annualized.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 33

-----------------------------------------------------------------------------------------------------------
                                                                          Six Months Ended
                                                                          9/30/13           4/2/12 (a)
                                                                          (unaudited)       to 3/31/13
-----------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                      $14.32            $13.34
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                  $ 0.02            $ 0.05
   Net realized and unrealized gain on investments                          1.36              1.14
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                     $ 1.37            $ 1.19
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                      --             (0.10)
   Net realized gain                                                          --             (0.11)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                           --             (0.21)
-----------------------------------------------------------------------------------------------------------
Net increase in net asset value                                           $ 1.37            $ 0.98
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $15.69            $14.32
===========================================================================================================
Total return*                                                               9.57%             9.90%(b)(c)
Ratio of net expenses to average net assets+                                0.76%**           0.90%**
Ratio of net investment income to average net assets+                       0.98%**           0.73%**
Portfolio turnover rate                                                       25%**             28%**
Net assets, end of period (in thousands)                                  $1,134            $   85
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                           0.76%**           1.04%**
   Net investment income                                                    0.98%**           0.59%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                             0.76%**           0.90%**
   Net investment income                                                    0.98%**           0.73%**
===========================================================================================================

(a) Class Z shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.99%.

(c) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

Notes to Financial Statements | 9/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on April 8, 2009. Class R and Class Z shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 35

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At September 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                     2013                  2012
    ----------------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                        $ 5,683,806           $ 1,805,807
       Long-term capital gain                   7,858,796            11,332,423
    ----------------------------------------------------------------------------
          Total                               $13,542,602           $13,138,230
    ============================================================================

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 37

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
       Distributable earnings:
       Undistributed ordinary income                               $  1,210,759
       Undistributed long-term gain                                  26,466,499
       Net unrealized appreciation                                  245,935,879
    ----------------------------------------------------------------------------
          Total                                                    $273,613,137
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $66,054 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended September 30, 2013, the Fund recognized gains of $987 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 2.15%, 2.15%, 1.40% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Class K and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended September 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Prior to August 1, 2012, PIM contractually agreed to limit ordinary operating expenses of Class A shares to 1.25% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 39

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $112,011 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $455,211
 Class B                                                                  2,988
 Class C                                                                 52,741
 Class R                                                                  4,490
 Class Y                                                                466,473
 Class Z                                                                     15
--------------------------------------------------------------------------------
   Total                                                               $981,918
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $315,800 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2013.

4.  Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,743 in distribution fees payable to PFD at September 30, 2013.

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2013, CDSCs in the amount of $35,979 were paid to PFD.

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2013, the Fund's expenses were not reduced under such arrangements.

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2013, the Fund had no borrowings under the credit facility.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 41

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  John F. Cogan, Jr., President*
David R. Bock                              Daniel K. Kingsbury, Executive
John F. Cogan, Jr.***                         Vice President
Benjamin M. Friedman                       Mark E. Bradley, Treasurer**
Margaret B.W. Graham                       Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Cogan resigned as Trustee of the Pioneer Funds effective November 12,
    2013.

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

                           This page for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13 43

                           This page for your notes.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19434-07-1113

                  Pioneer Multi-Asset
                  Ultrashort Income Fund

--------------------------------------------------------------------------------
                  Semiannual Report | September 30, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     MAFRX
                  Class C     MCFRX
                  Class C2    MAUCX*
                  Class K     MAUKX**
                  Class Y     MYFRX
                  Class Z     MAUZX***

                  *Share class was first publicly offered on August 1, 2013.

                  **Share class was first publicly offered on December 20, 2012.

                  ***Share class was first publicly offered on April 1, 2013.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          94

Notes to Financial Statements                                                104

Trustees, Officers and Service Providers                                     112

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*    Dividends are not guaranteed.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 3

Portfolio Management Discussion | 9/30/13

In the following interview, portfolio managers Charles Melchreit, Seth Roman, and Jonathan Sharkey discuss the market environment and the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2013. Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors during the six-month period ended September 30, 2013?

A During the six-month period, the interest-rate backdrop was a negative factor for bond prices overall. Investor sentiment, with respect to the U.S. economy, continued to improve, however, driven by strength in such key sectors as housing and autos. The positive developments helped to fuel market speculation about the extent to which the U.S. Federal Reserve (the
     Fed) would continue to employ extraordinary measures designed to support the bond market and the economy, leading U.S. Treasury rates to edge higher. The trend intensified in May after comments by Fed Chairman Ben Bernanke to the effect that the economy possibly had stabilized sufficiently to allow for a tapering of the central bank's monthly bond purchases under its quantitative easing (QE) program. The result was a significant increase in Treasury rates that extended into September. In mid-September, however, the Fed, citing lowered growth forecasts and tighter U.S. fiscal policy, changed its tone and suggested that the inevitable reduction in the pace of its bond purchases would not follow a set time table. Treasury rates eased in response, but still ended the six-month period at well above the levels where they had started.

     For the full six-month period, rates rose along the length of the Treasury yield curve. Specifically, the two-year Treasury yield went from 0.25% to 0.33%; the five-year yield rose to 1.39% (from 0.77%); the 10-year yield rose from 1.87% to 2.62%; and the 30-year yield went from 3.10% to 3.69%. While credit-oriented sectors were also hurt by the rise in rates as well as concerns about tighter fiscal policy, most spreads narrowed modestly versus Treasuries during the six-month period (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities).

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Q How did the Fund perform in that environment during the six-month period ended September 30, 2013?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.21% at net asset value during the six-month period ended September 30, 2013, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. 3-Month LIBOR Index (the BofA ML Index), returned 0.15%. During the same period, the average return of the 137 mutual funds in Morningstar's Ultrashort Bond Funds category was 0.00%.

Q Can you review your principal strategies for the Fund during the six-month period ended September 30, 2013, and how did those strategies affect the Fund's performance?

A During the period, we continued to maintain a portfolio designed to provide the Fund's shareholders with higher levels of income than those generated by cash or money market accounts, while also striving to provide significant protection to investors' principal against any increase in market interest rates. The strategy entailed investing the portfolio's assets in a wide range of mostly high-quality, floating-rate securities during the period, and fixed-rate instruments with very short remaining maturities. As of period end, well over 80% of the Fund's assets were invested in floating-rate issues with interest rates tied to the London Interbank Offered Rate (LIBOR), or in fixed-rate issues with less than one year remaining to maturity.

     Unlike many other floating-rate portfolios, we tend to focus on the investment-grade asset classes when investing the Fund's assets. At the same time, we do seek to have the Fund benefit from credit spreads the incremental yield available from issues that trade at a yield premium to Treasuries. In doing so, we seek at all times to maintain diversified* portfolio exposures to a range of spread sectors. The principal spread sectors represented in the Fund as of the end of the six-month period included both agency and non-agency asset-backed securities (ABS) and mortgage-backed securities (MBS), and investment-grade corporate bonds. In making purchases, we seek to have the Fund benefit from attractive income opportunities, while minimizing its exposure to price volatility by emphasizing securities with shorter remaining maturities.

     The Fund's credit exposures generally contributed to benchmark-relative performance during the six-month period. About half of the Fund's assets are invested in securitized sectors, primarily high-quality MBS and ABS; those exposures added the most to the Fund's relative performance during the period. Within ABS, the Fund has significant exposure to home equity loans, an area where we have seen reasonable valuations, as that portion of

* Diversification does not assure a profit nor protect against loss in a declining market.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 5 the ABS market has continued to benefit from a firming in housing prices. Within MBS, the Fund has positions in floating-rate agency collateralized mortgage obligations (CMOs), but we have been backing off on further purchases of CMOs as interest rates have risen and the issues have crept closer to their rate caps. Meanwhile, we have been adding to the Fund's commercial mortgage-backed (CMBS) holdings, another area where we have found attractive valuation opportunities.

     The Fund's performance relative to the benchmark BofA ML Index also was helped by the portfolio's allocation to investment-grade corporates during the six-month period, as the sector continued to be supported by generally strong corporate profitability and cash-rich balance sheets. Given the market's concerns that interest rates may be headed higher when the Fed eventually tapers QE, there was substantial new issuance during the period, and we sought to have the Fund capitalize on the situation. Our focus within the portfolio's investment-grade corporate holdings has been on two-to-three-year floating-rate issues within the industrials and financials sectors. We also purchased fixed-rate issues with maturities of 15 months or less, with a focus on bank issuers. We like bank issuers due to their strengthened capital structures and lower earnings volatility in the wake of industry reforms following the financial crisis of a few years ago. While our focus is on the investment-grade sectors, we also include representation in the portfolio from below-investment-grade asset categories, where we believe the incremental income offered by those securities provides the Fund with an attractive tradeoff between risk and reward. In that vein, the Fund also has a meaningful position in leveraged bank loans, which continue to display low default rates while at the same time providing attractive incremental income.

     As always, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we have maintained significant liquidity in the portfolio, which should allow the Fund to meet shareholder redemption requests, without forced selling. In that part of the portfolio, we have been focusing on agency bonds with floating-rate coupons to gain the requisite liquidity and income, given that short-term Treasury yields remain at unattractive levels.

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Q    What is your assessment of the current investment climate for the Fund?

A We believe U.S. Treasury securities continue to be unattractive investments when compared with the spread sectors. With continued modest economic growth and low inflation in the United States, Europe emerging from recession, and growth in China reasonably strong, we continue to expect an economic backdrop that should be sufficient to support fundamentals in the credit sectors. Given that outlook, we expect to maintain a tilt toward spread sectors within the Fund's portfolio.

     ABS continues to be the largest asset-class weighting in the Fund. Fundamentals for the sector remain sound as consumers continue to benefit from an improved economy. That said, we are trimming the portfolio's ABS exposure wherever we feel that fair value (in relation to risk) has been reached. We have been reallocating those assets into less expensive issues within other sectors, including commercial MBS and investment-grade corporates.

     Overall, recent quarters have seen significant spread narrowing across the credit sectors, making the process of identifying high-quality securities that are trading at attractive valuations especially labor intensive. We have been strongly focused on individual security selection when choosing the portfolio's investments, and are being careful not to assume risk for which the Fund is not adequately compensated.

     In all market environments, we will continue to seek to provide the Fund's shareholders with both higher income than that available from cash vehicles, and protection against any future increase in market interest rates.

Please refer to the Schedule of Investments on pages 20-93 for a full listing of Fund securities.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 7

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income ("MAUI") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 9

Portfolio Summary | 9/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        30.3%
Asset Backed Securities                                                    22.7%
U.S. Corporate Bonds                                                       15.1%
Senior Secured Loans                                                        8.5%
International Corporate Bonds                                               8.4%
U.S. Government Securities                                                  6.7%
Municipal Bonds                                                             4.3%
Temporary Cash Investment                                                   4.0%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        37.5%
AA                                                                         17.1%
A                                                                          18.6%
BBB                                                                         9.0%
BB                                                                         10.4%
B                                                                           3.2%
CCC                                                                         0.1%
Not Rated                                                                   2.1%
Cash Equivalent                                                             2.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.   Federal National Mortgage Association, Floating Rate Note, 3/4/14                           1.02%
--------------------------------------------------------------------------------------------------------
  2.   Permanent University Fund, Floating Rate Note, 7/1/37                                       0.71
--------------------------------------------------------------------------------------------------------
  3.   Maryland Health & Higher Educational Facilities Authority, Floating Rate Note, 7/1/36       0.66
--------------------------------------------------------------------------------------------------------
  4.   Connecticut State Health & Educational Facility Authority, Floating Rate Note, 7/1/36       0.63
--------------------------------------------------------------------------------------------------------
  5.   Ford Motor Credit Co LLC, 0.0%                                                              0.50
--------------------------------------------------------------------------------------------------------
  6.   Federal Home Loan Banks, Floating Rate Note, 4/24/14                                        0.48
--------------------------------------------------------------------------------------------------------
  7.   Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41              0.43
--------------------------------------------------------------------------------------------------------
  8.   Federal National Mortgage Association, Floating Rate Note, 10/25/13                         0.42
--------------------------------------------------------------------------------------------------------
  9.   Federal National Mortgage Association, Floating Rate Note, 6/23/14                          0.40
--------------------------------------------------------------------------------------------------------
 10.   British Telecommunications Plc, Floating Rate Note, 12/20/13                                0.40
--------------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Prices and Distributions | 9/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       9/30/13                       3/31/13
--------------------------------------------------------------------------------
          A                         $10.05                        $10.08
--------------------------------------------------------------------------------
          C                         $10.04                        $10.07
--------------------------------------------------------------------------------
          K                         $10.06                        $10.08
--------------------------------------------------------------------------------
          Y                         $10.06                        $10.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      9/30/13                       8/1/13*
--------------------------------------------------------------------------------
          C2                        $10.04                        $10.04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      9/30/13                       4/1/13**
--------------------------------------------------------------------------------
          Z                         $10.04                        $10.08
--------------------------------------------------------------------------------

Distributions per Share: 3/31/13-9/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term        Long-Term
        Class             Dividends       Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A                $0.0515          $      --         $      --
--------------------------------------------------------------------------------
          C                $0.0381          $      --         $      --
--------------------------------------------------------------------------------
          C2               $0.0094          $      --         $      --
--------------------------------------------------------------------------------
          K                $0.0629          $      --         $      --
--------------------------------------------------------------------------------
          Y                $0.0609          $      --         $      --
--------------------------------------------------------------------------------
          Z                $0.0682          $      --         $      --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

*    Class C2 shares commenced operations on April 1, 2013.

**   Class Z shares commenced operations on August 1, 2013.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 11

Performance Update | 9/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                                Net Asset                       Public Offering
Period                          Value (NAV)                     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                       1.58%                            0.51%
1 Year                          0.87                            -1.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset               BofA Merrill Lynch U.S.
                   Ultrashort Income Fund            Dollar 3-Month LIBOR Index
4/30/2011          $  9,750                          $ 10,000
9/30/2011          $  9,756                          $ 10,009
9/30/2012          $ 10,037                          $ 10,058
9/30/2013          $ 10,124                          $ 10,089

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                                If                              If
Period                          Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                       1.03%                           1.03%
1 Year                          0.59                            0.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset               BofA Merrill Lynch U.S.
                   Ultrashort Income Fund            Dollar 3-Month LIBOR Index
4/30/2011          $ 10,000                          $ 10,000
9/30/2011          $  9,975                          $ 10,009
9/30/2012          $ 10,191                          $ 10,058
9/30/2013          $ 10,252                          $ 10,089

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares purchased prior to July 1, 2012, and held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 13

Performance Update | 9/30/13                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                                If                              If
Period                          Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                       1.03%                           1.03%
1 Year                          0.58                            0.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset               BofA Merrill Lynch U.S.
                   Ultrashort Income Fund            Dollar 3-Month LIBOR Index
4/30/2011          $ 10,000                          $ 10,000
9/30/2011          $  9,975                          $ 10,009
9/30/2012          $ 10,191                          $ 10,058
9/30/2013          $ 10,250                          $ 10,089

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                                If                              If
Period                          Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                       1.70%                           1.70%
1 Year                          1.15                            1.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.53%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset               BofA Merrill Lynch U.S.
                   Ultrashort Income Fund            Dollar 3-Month LIBOR Index
4/30/2011          $ 10,000                          $ 10,000
9/30/2011          $ 10,010                          $ 10,009
9/30/2012          $ 10,298                          $ 10,058
9/30/2013          $ 10,416                          $ 10,089

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 15

Performance Update | 9/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                                If                              If
Period                          Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                       1.83%                           1.83%
1 Year                          1.07                            1.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset               BofA Merrill Lynch U.S.
                   Ultrashort Income Fund            Dollar 3-Month LIBOR Index
4/30/2011          $ 5,000,000                        $ 5,000,000
9/30/2011          $ 5,008,825                        $ 5,004,742
9/30/2012          $ 5,169,696                        $ 5,028,849
9/30/2013          $ 5,224,861                        $ 5,044,939

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Performance Update | 9/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                                If                              If
Period                          Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                       1.61%                           1.61%
1 Year                          0.95                            0.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset               BofA Merrill Lynch U.S.
                   Ultrashort Income Fund            Dollar 3-Month LIBOR Index
4/30/2011          $ 10,000                          $ 10,000
9/30/2011          $ 10,010                          $ 10,009
9/30/2012          $ 10,298                          $ 10,058
9/30/2013          $ 10,395                          $ 10,089

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 1, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 1, 2013, would have been higher than that shown. For the period beginning April 1, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:


(1)  Divide your account value by $1,000

     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from April 1, 2013, through September 30, 2013.

------------------------------------------------------------------------------------------------
Share Class                    A           C           C2          K          Y           Z
------------------------------------------------------------------------------------------------
Beginning Account Value
on 4/1/13**                $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
------------------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 9/30/13                 $1,002.10   $1,000.80   $1,000.90   $1,004.30   $1,003.10   $1,002.80
------------------------------------------------------------------------------------------------
Expenses Paid During
Period*                    $    3.31   $    4.87   $    1.64   $    2.06   $    2.66   $    2.31
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, 0.97%, 0.98%, 0.41% 0.53%, and 0.46% for Class A, Class C, Class C2, Class K, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (61/365 for Class C2 shares) (to reflect the partial year period).

**   Class C2 shares were first publicly offered on August 1, 2013.

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2013, through September 30, 2013.

------------------------------------------------------------------------------------------------
Share Class                    A           C          C2           K           Y           Z
------------------------------------------------------------------------------------------------
Beginning Account Value
on 4/1/13**                $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
------------------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 9/30/13                 $1,021.76   $1,020.21   $1,006.72   $1,023.01   $1,022.41   $1,022.76
------------------------------------------------------------------------------------------------
Expenses Paid During
Period*                    $    3.35   $    4.91   $    1.64   $    2.08   $    2.69   $    2.33
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, 0.97%, 0.98%, 0.41% 0.53%, and 0.46% for Class A, Class C, Class C2, Class K, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (61/365 for Class C2 shares) (to reflect the partial year period).

**   Class C2 shares were first publicly offered on August 1, 2013.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 19

Schedule of Investments | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 22.6%
                                             MATERIALS -- 6.3%
                                             Commodity Chemicals -- 0.1%
 1,275,000           0.78          NR/Aaa    CNH Wholesale Master Note Trust,
                                             Floating Rate Note, 8/15/19 (144A)           $   1,277,426
-------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.2%
 3,000,000           0.58          AAA/NR    BMW Floorplan Master Owner Trust,
                                             Floating Rate Note, 9/15/17 (144A)           $   3,000,434
-------------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.0%+
   593,635           0.33          B-/Ba3    JP Morgan Mortgage Acquisition Trust
                                             2006-CW1, Floating Rate Note,
                                             5/25/36                                      $     563,614
-------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.0%+
   317,157           6.50        BB+/Baa2    ACE Securities Corp. Manufactured
                                             Housing Trust Series 2003-MH1, Floating
                                             Rate Note, 8/15/30 (144A)                    $     317,809
   612,074                       BB+/Baa1    Credit-Based Asset Servicing and
                                             Securitization LLC, 4.935%, 4/25/37
                                             (Step)                                             619,521
                                                                                          -------------
                                                                                          $     937,330
-------------------------------------------------------------------------------------------------------
                                             Steel -- 5.1%
   126,138           2.95        BB+/Caa2    ABFC 2003-WMC1 Trust, Floating Rate
                                             Note, 3/25/33                                $     116,581
    65,483           0.90       BBB+/Baa3    ABFC 2005-HE2 Trust, Floating Rate
                                             Note, 6/25/35                                       65,461
   811,652           0.49         AAA/Aa3    ABFC 2005-WF1 Trust, Floating Rate
                                             Note, 12/25/34                                     786,288
 1,110,000           0.59          CCC/A3    Accredited Mortgage Loan Trust 2005-2,
                                             Floating Rate Note, 7/25/35                      1,051,499
 1,552,732           1.98         BB+/Ba3    ACE Securities Corp. Home Equity Loan
                                             Trust Series 2002-HE3, Floating Rate
                                             Note, 10/25/32                                   1,500,981
   214,107           0.65          AA+/A3    ACE Securities Corp. Home Equity Loan
                                             Trust Series 2005-HE5, Floating Rate
                                             Note, 8/25/35                                      213,955
 1,097,438           0.99          D/Baa3    Aegis Asset Backed Securities Trust
                                             2004-6, Floating Rate Note, 3/25/35              1,095,529
   763,987           0.73         AAA/Aaa    Aegis Asset Backed Securities Trust
                                             Mortgage Pass- Through Ctfs Series
                                             2004-3, Floating Rate Note, 9/25/34                756,431
 1,940,770           1.14         AAA/Aaa    Aegis Asset Backed Securities Trust
                                             Mortgage Pass-Through Certificates
                                             Series 2004-2, Floating Rate Note,
                                             6/25/34                                          1,919,422
 1,087,068           0.73         AAA/Aa1    Aegis Asset Backed Securities Trust
                                             Mortgage Pass-Through Certificates
                                             Series 2004-4, Floating Rate Note,
                                             10/25/34                                         1,056,759

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Steel -- (continued)
   580,636           3.93          A/Baa1    Ameriquest Mort Sec Inc Asset Backed
                                             Pass Thr Cert 03 AR3, Floating Rate
                                             Note, 6/25/33                                $     603,475
   724,529           0.88       BBB+/Baa3    Asset Backed Securities Corp Home
                                             Equity Loan Trust Series 2005-HE3,
                                             Floating Rate Note, 4/25/35                        710,956
 1,500,545           0.38          BB/Ba3    Asset Backed Securities Corp Home
                                             Equity Loan Trust Series AEG 2006-HE1,
                                             Floating Rate Note, 1/25/36                      1,409,852
   902,539           0.59         AAA/Aa1    Bayview Financial Mortgage Pass-Through
                                             Trust 2005-C, Floating Rate Note,
                                             6/28/44                                            890,315
 1,666,433           0.53         AAA/Aaa    Bayview Financial Mortgage Pass-Through
                                             Trust 2006-A, Floating Rate Note,
                                             2/28/41                                          1,653,723
   354,172           0.48         AAA/Aaa    Bayview Financial Mortgage Pass-Through
                                             Trust 2006-A, Floating Rate Note,
                                             2/28/41                                            348,874
 1,890,409           0.48          AA+/A1    Bayview Financial Mortgage Pass-Through
                                             Trust 2006-B, Floating Rate Note,
                                             4/28/36                                          1,805,834
   937,743           0.45          AA+/A1    Bayview Financial Mortgage Pass-Through
                                             Trust 2006-B, Floating Rate Note,
                                             4/28/36                                            895,269
 1,899,351           0.63          AA/Aa2    Bayview Financial Mortgage Pass-Through
                                             Trust Series 2005-B, Floating Rate Note,
                                             4/28/39                                          1,858,031
 2,950,547           0.68          A+/Ba3    Bear Stearns Asset Backed Securities
                                             I Trust 2005-FR1, Floating Rate Note,
                                             6/25/35                                          2,866,533
 1,549,819           0.68          AA+/NR    Bear Stearns Asset Backed Securities
                                             I Trust 2005-HE8, Floating Rate Note,
                                             8/25/35                                          1,545,469
    75,258           0.27        BBB/Baa2    Bear Stearns Asset Backed Securities
                                             I Trust 2007-HE5, Floating Rate Note,
                                             6/25/47                                             74,856
     7,477           0.68          AAA/NR    Bear Stearns Asset Backed Securities
                                             Trust 2004-2, Floating Rate Note,
                                             8/25/34                                              7,225
   323,121           0.78          AAA/NR    Bear Stearns Asset Backed Securities
                                             Trust 2004-2, Floating Rate Note,
                                             8/25/34                                            313,548
 1,009,482           0.31         CCC/Ba1    Bear Stearns Asset Backed Securities
                                             Trust 2006-4, Floating Rate Note,
                                             10/25/36                                           994,270
   401,028           1.18          BBB/A1    Bear Stearns Structured Products Trust
                                             2007-EMX1, Floating Rate Note,
                                             3/25/37 (144A)                                     393,092

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 21

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Steel -- (continued)
   808,672           0.43          BBB/NR    BNC Mortgage Loan Trust 2007-4,
                                             Floating Rate Note, 11/25/37                 $     796,126
    53,868           0.45          AA+/A1    Citigroup Mortgage Loan Trust 2006-HE1,
                                             Floating Rate Note, 1/25/36                         53,160
     1,451                           D/NR    Delta Funding Home Equity Loan Trust
                                             1997-2, 7.04%, 6/25/27                               1,512
    32,763                          A-/WR    EquiVantage Home Equity Loan Trust
                                             1997-1, 8.05%, 3/25/28 (Step)                       32,526
   264,171           0.58         AA+/Aa2    First NLC Trust 2005-2, Floating Rate
                                             Note, 9/25/35                                      257,361
 2,162,236           0.96        AA+/Baa1    GSAA Home Equity Trust 2004-6,
                                             Floating Rate Note, 6/25/34                      2,130,185
   240,622           0.92         AAA/Aa2    GSAA Home Equity Trust 2004-8,
                                             Floating Rate Note, 9/25/34                        236,898
 1,488,531           0.43           B+/B3    GSAA Home Equity Trust 2005-11,
                                             Floating Rate Note, 10/25/35                     1,483,293
 3,404,000           0.65           A+/A3    Home Equity Asset Trust 2005-6,
                                             Floating Rate Note, 12/25/35                     3,303,521
 2,595,113           0.56           A+/A2    Home Equity Asset Trust 2005-7,
                                             Floating Rate Note, 1/25/36                      2,479,363
   159,953           0.36         BBB+/A1    Home Equity Asset Trust 2006-3,
                                             Floating Rate Note, 7/25/36                        159,446
 2,087,451           0.29         CCC/Ba1    Home Equity Asset Trust 2006-8,
                                             Floating Rate Note, 3/25/37                      2,063,277
   250,101           0.45            A/A3     Home Equity Mortgage Loan
                                             Asset-Backed Trust Series INABS
                                             2005-C, Floating Rate Note, 10/25/35               246,564
   292,694           0.44         AAA/Aaa    HSBC Home Equity Loan Trust 2005-3,
                                             Floating Rate Note, 1/20/35                        286,992
   677,698           0.60         AA+/Aa1    HSBC Home Equity Loan Trust 2005-3,
                                             Floating Rate Note, 1/20/35                        661,881
 4,674,000           0.43         AAA/Aaa    HSBC Home Equity Loan Trust USA
                                             2006-3, Floating Rate Note, 3/20/36              4,496,926
   100,000           1.33         AA+/Aaa    HSBC Home Equity Loan Trust USA
                                             2007-3, Floating Rate Note, 11/20/36                98,824
 1,983,295           1.38          A+/Aa2    HSBC Home Equity Loan Trust USA
                                             2007-3, Floating Rate Note, 11/20/36             1,974,067
   675,519           0.75          AAA/A1    Irwin Whole Loan Home Equity Trust
                                             2005-C, Floating Rate Note, 4/25/30                669,283
   964,186           0.52           BB/A2    IXIS Real Estate Capital Trust 2005-HE4,
                                             Floating Rate Note, 2/25/36                        934,198
 1,690,164           0.40         BB+/Ba1    JP Morgan Mortgage Acquisition Corp
                                             2005-FRE1, Floating Rate Note,
                                             10/25/35                                         1,625,890
   428,510           0.83          AA+/A3    Mastr Asset Backed Securities Trust
                                             2004-HE1, Floating Rate Note, 9/25/34              427,288

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Steel -- (continued)
   160,613           0.43         AA+/Aa2    Mastr Asset Backed Securities Trust
                                             2005-FRE1, Floating Rate Note,
                                             10/25/35                                     $     159,991
 3,022,914           0.41          BB+/A2    Mastr Asset Backed Securities Trust
                                             2006-AB1, Floating Rate Note, 2/25/36            2,905,685
 5,274,667           0.37          B-/Ba3    Mastr Asset Backed Securities Trust
                                             2006-NC1, Floating Rate Note, 1/25/36            5,143,027
   834,408           0.91           A/Aa1    Merrill Lynch Mortgage Synthetic,
                                             Floating Rate Note, 6/28/35 (144A)                 802,807
   110,014           0.88         AA-/Ba2    Morgan Stanley ABS Capital I Inc Trust
                                             2005-WMC3, Floating Rate Note,
                                             3/25/35                                            109,397
 1,564,252           0.60           AA/A3    Morgan Stanley ABS Capital I, Inc. Trust
                                             2005-NC2, Floating Rate Note, 3/25/35            1,545,849
 1,210,928           0.50         A+/Baa1    Morgan Stanley Home Equity Loan Trust
                                             2005-4, Floating Rate Note, 9/25/35              1,135,281
   892,030           0.33         B-/Caa2    Nationstar Home Equity Loan Trust
                                             2007-A, Floating Rate Note, 3/25/37                831,253
   803,247           0.53         AAA/Aaa    New Century Home Equity Loan Trust
                                             2005-1, Floating Rate Note, 3/25/35                780,089
   883,318           0.44          NR/Aaa    New Century Home Equity Loan Trust
                                             2005-2, Floating Rate Note, 6/25/35                881,407
     5,971           0.48         AAA/Aa1    New Century Home Equity Loan Trust
                                             2005-2, Floating Rate Note, 6/25/35                  5,956
 1,618,928           1.30       BBB+/Baa3    New Century Home Equity Loan Trust
                                             Series 2003-4, Floating Rate Note,
                                             10/25/33                                         1,559,793
   325,028           0.65          A+/Aa3    Nomura Home Equity Loan Inc Home
                                             Equity Loan Trust Series 2005-FM1,
                                             Floating Rate Note, 5/25/35                        318,008
 2,443,000           1.83           AA/A1    NovaStar Mortgage Funding Trust Series
                                             2004-4, Floating Rate Note, 3/25/35              2,384,373
   233,645           0.98          AA+/NR    Option One Mortgage Loan Trust 2005-1,
                                             Floating Rate Note, 2/25/35                        227,120
 2,080,063           0.44         AA+/Aa3    Option One Mortgage Loan Trust 2005-4
                                             Asset-Backed Certificates Series 2005-4,
                                             Floating Rate Note, 11/25/35                     2,040,825
    76,367                         AA-/A2    Option One Mortgage Loan Trust
                                             2007-FXD2, 5.9%, 3/25/37 (Step)                     74,253
 1,899,817           1.30         NR/Baa1    Option One Woodbridge Loan Trust
                                             2002-1, Floating Rate Note, 9/25/14
                                             (144A)                                           1,875,372
   800,000           0.93         AAA/Aaa    Penarth Master Issuer Plc, Floating Rate
                                             Note, 11/18/15 (144A)                              800,152
 2,465,000           0.75         AAA/Aaa    Penarth Master Issuer Plc, Floating Rate
                                             Note, 3/18/14 (144A)                             2,465,074
   112,840           0.66         AA+/Aa3    RASC Series 2005-EMX2 Trust, Floating
                                             Rate Note, 7/25/35                                 109,773

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 23

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Steel -- (continued)
   277,689           0.61           AA/A2    RASC Series 2005-KS3 Trust, Floating
                                             Rate Note, 4/25/35                           $     275,001
 1,635,196           0.62          AA+/A1    RASC Series 2005-KS7 Trust, Floating
                                             Rate Note, 8/25/35                               1,607,193
   719,427           0.38       BBB+/Baa3    Specialty Underwriting & Residential
                                             Finance Trust Series 2006-BC1, Floating
                                             Rate Note, 12/25/36                                707,937
 3,640,376           0.48         BBB+/B1    Specialty Underwriting & Residential
                                             Finance Trust Series 2006-BC1, Floating
                                             Rate Note, 12/25/36                              3,387,151
 2,770,097           0.48         A+/Caa2    Structured Asset Securities Corp
                                             Mortgage Loan Trust 2005-S7, Floating
                                             Rate Note, 12/25/35 (144A)                       2,643,994
   820,472           1.12          AA+/A1    Terwin Mortgage Trust Series TMTS
                                             2003-8HE, Floating Rate Note,
                                             12/25/34                                           790,006
   668,753           0.63          AA+/A2    Terwin Mortgage Trust Series TMTS
                                             2005-10HE, Floating Rate Note,
                                             6/25/36                                            641,339
   189,000           0.59          AAA/A3    Wells Fargo Home Equity Asset-Backed
                                             Securities 2005-2 Trust, Floating Rate
                                             Note, 11/25/35                                     187,057
                                                                                          -------------
                                                                                          $  85,747,972
-------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.9%
 2,392,100           1.63          AAA/NR    Cabela's Master Credit Card Trust,
                                             Floating Rate Note, 1/16/18 (144A)           $   2,428,046
 1,500,000           0.78          AAA/NR    Cabela's Master Credit Card Trust,
                                             Floating Rate Note, 6/17/19 (144A)               1,509,363
   540,000           0.38         AAA/Aaa    Discover Card Execution Note Trust,
                                             Floating Rate Note, 1/16/18                        540,205
 5,865,000           0.53          NR/Aaa    Discover Card Execution Note Trust,
                                             Floating Rate Note, 8/15/16                      5,871,428
 1,000,000           0.33         AAA/Aaa    Dryrock Issuance Trust, Floating Rate
                                             Note, 8/15/17                                      997,910
 1,300,000           1.03         AAA/Aaa    Gracechurch Card Funding Plc, Floating
                                             Rate Note, 5/15/19 (144A)                        1,304,355
 1,000,000           0.88         AAA/Aaa    Gracechurch Card Funding Plc, Floating
                                             Rate Note, 6/15/17 (144A)                        1,004,624
 1,500,000           0.68          NR/Aaa    Master Credit Card Trust II, Floating Rate
                                             Note, 1/22/18 (144A)                             1,500,198
                                                                                          -------------
                                                                                          $  15,156,129
                                                                                          -------------
                                             Total Materials                              $ 106,682,905
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.0%+
                                             Industrial Machinery -- 0.0%+
       640                        AAA/Aaa    CIT Equipment Collateral 2012-VT1,
                                             0.85%, 5/20/14 (144A)                        $         640
-------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.0%+
   322,917           0.37        BBB/Baa2    TAL Advantage I LLC, Floating Rate Note,
                                             4/20/21 (144A)                               $     318,309
                                                                                          -------------
                                             Total Capital Goods                          $     318,949
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.5%
                                             Automobile Manufacturers -- 0.5%
 1,727,836                         AAA/NR    AmeriCredit Automobile Receivables Trust
                                             2013-1, 0.49%, 6/8/16                        $   1,726,792
 1,500,000                        AAA/Aaa    AmeriCredit Automobile Receivables Trust
                                             2013-4, 0.74%, 11/8/16                           1,500,501
   733,732                         AAA/NR    AmeriCredit Automobile Receivables Trust,
                                             0.51%, 1/8/16                                      733,516
   720,097                         NR/Aaa    BMW Vehicle Owner Trust 2011-A, 0.76%,
                                             8/25/15                                            720,904
 2,092,759           1.18          AA-/NR    Hyundai Capital Auto Funding VIII, Ltd.,
                                             Floating Rate Note, 9/20/16 (144A)               2,071,831
    87,842                         AA+/NR    Santander Drive Auto Receivables Trust
                                             2011-S2, 2.06%, 6/15/17 (144A)                      88,195
    83,235                          AA/NR    Santander Drive Auto Receivables Trust
                                             2011-S2, 2.86%, 6/15/17 (144A)                      83,734
    99,720                         AA-/NR    Santander Drive Auto Receivables Trust
                                             2011-S2, 3.35%, 6/15/17 (144A)                     100,148
    22,729                        AAA/Aaa    Santander Drive Auto Receivables Trust
                                             2012-1, 1.25%, 4/15/15                              22,744
   321,421                        AAA/Aaa    Santander Drive Auto Receivables Trust
                                             2012-2, 0.91%, 5/15/15                             321,485
   397,155                        AAA/Aaa    Santander Drive Auto Receivables Trust
                                             2012-5, 0.57%, 12/15/15                            397,139
                                                                                          -------------
                                                                                          $   7,766,989
                                                                                          -------------
                                             Total Automobiles & Components               $   7,766,989
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.1%
   656,638                           A/NR    Westgate Resorts 2012-2 LLC, 3.0%,
                                             1/20/25 (144A)                               $     658,075
 1,208,118                          NR/NR    Westgate Resorts 2012-A LLC, 3.75%,
                                             8/20/25 (144A)                                   1,188,864
   255,390                           A/NR    Westgate Resorts LLC, 2.5%, 3/20/25
                                             (144A)                                             254,752
                                                                                          -------------
                                                                                          $   2,101,691
                                                                                          -------------
                                             Total Consumer Services                      $   2,101,691
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 25

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.4%
                                             Automotive Retail -- 0.4%
 1,150,000                         NR/Aaa    Avis Budget Rental Car Funding AESOP
                                             LLC, 2.09%, 4/20/15 (144A)                   $   1,155,929
 1,160,000                         AAA/NR    Ford Credit Auto Owner Trust 2013-C,
                                             0.55%, 4/15/16                                   1,160,962
 1,650,019                        AAA/Aaa    Hyundai Auto Receivables Trust 2013-A,
                                             0.4%, 12/15/15                                   1,649,849
 2,000,000           0.43         AAA/Aaa    Volkswagen Auto Lease Trust 2013-A,
                                             Floating Rate Note, 12/21/15                     2,000,020
                                                                                          -------------
                                                                                          $   5,966,760
                                                                                          -------------
                                             Total Retailing                              $   5,966,760
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 9.1%
                                             Diversified Banks -- 0.0%+
   174,204           0.56          AA/Aaa    KeyCorp Student Loan Trust 2004-A,
                                             Floating Rate Note, 10/28/41                 $     171,151
   142,188           0.27          NR/Aa1    Wells Fargo Home Equity Asset-Backed
                                             Securities 2007-2 Trust, Floating Rate
                                             Note, 4/25/37                                      141,588
                                                                                          -------------
                                                                                          $     312,739
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 9.1%
   388,524           0.36         BB+/Ba3     ACE Securities Corp. Home Equity Loan
                                             Trust Series 2006-ASAP2, Floating Rate
                                             Note, 3/25/36                                $     375,459
   336,972                        AAA/Aaa    Ally Auto Receivables Trust 2011-4,
                                             0.79%, 9/15/15                                     337,251
    50,385                        AAA/Aaa    Ally Auto Receivables Trust 2012-4,
                                             0.48%, 5/15/15                                      50,376
    28,703                          A+/NR    American Credit Acceptance Receivables
                                             Trust 2012-1, 3.04%, 10/15/15 (144A)                28,846
   167,454                         NR/Aaa    AmeriCredit Automobile Receivables Trust
                                             2011-3, 1.17%, 1/8/16                              167,609
   288,686                        AAA/Aaa    AmeriCredit Automobile Receivables Trust
                                             2012-1, 0.91%, 10/8/15                             288,825
   563,725           0.51           A+/A1    Ameriquest Mortgage Securities Inc Asset
                                             Backed Pass-Through Ctfs Ser 2005-R11,
                                             Floating Rate Note, 1/25/36                        552,645
   317,934           0.63         AAA/Aaa    Ameriquest Mortgage Securities Inc
                                             Asset-Backed Pass-Through Ctfs Ser
                                             2004 R3, Floating Rate Note, 5/25/34               313,753
   131,616           0.48         AA+/Aa1    Ameriquest Mortgage Securities Inc
                                             Asset-Backed Pass-Through Ctfs Ser
                                             2004-R11, Floating Rate Note,
                                             11/25/34                                           130,649
 2,044,323           0.63          AA+/A3    Ameriquest Mortgage Securities Inc
                                             Asset-Backed Pass-Through Ctfs Ser
                                             2005-R1, Floating Rate Note, 3/25/35             2,012,548

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   335,867           0.40          AA+/A2    Ameriquest Mortgage Securities Inc
                                             Asset-Backed Pass-Through Ctfs Ser
                                             2005-R10, Floating Rate Note, 1/25/36        $     333,536
    61,850           0.38         AA+/Aaa    Ameriquest Mortgage Securities Inc
                                             Asset-Backed Pass-Through Ctfs Ser
                                             2005-R6, Floating Rate Note, 8/25/35                60,624
   369,928           0.73          AAA/NR    ARI Fleet Lease Trust 2012-A, Floating
                                             Rate Note, 3/15/20 (144A)                          370,723
   545,276           0.48          AAA/NR    ARI Fleet Lease Trust 2012-B, Floating
                                             Rate Note, 1/15/21 (144A)                          544,336
 1,260,000                         AAA/NR    ARI Fleet Lease Trust 2013-A, 0.7%,
                                             12/15/15 (144A)                                  1,258,824
 1,519,248           1.93            A/NR    ARL First LLC, Floating Rate Note,
                                             12/15/42 (144A)                                  1,528,743
   277,546                          NR/NR    Ascentium Equipment Receivables LLC,
                                             1.83%, 9/15/19 (144A)                              277,224
    67,947                         AA+/A3    Bayview Financial Acquisition Trust,
                                             6.205%, 5/28/37 (Step)                              72,891
 2,311,977           0.85         AAA/Aa1    Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 2/28/44                      2,263,085
    55,292           0.81         AAA/Aaa    Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 5/28/44                         54,413
   404,109           0.76         AAA/Aaa    Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 8/28/44                        401,426
   671,129           3.47           NR/NR    Bayview Opportunity Master Fund IIa
                                             Trust 2012-4NPL, Floating Rate Note,
                                             7/28/32 (144A)                                     671,988
   134,741           0.58          AAA/A1    Bear Stearns Asset Backed Securities
                                             Trust 2005-SD1, Floating Rate Note,
                                             8/25/43                                            131,804
   806,583           0.65          AA+/NR    Bear Stearns Asset Backed Securities
                                             Trust 2005-SD2, Floating Rate Note,
                                             3/25/35                                            790,414
   171,408           0.58          AA+/NR    Bear Stearns Asset Backed Securities
                                             Trust 2005-SD2, Floating Rate Note,
                                             3/25/35                                            167,711
 1,378,796           0.67           A+/NR    Bear Stearns Asset Backed Securities
                                             Trust 2006-SD2, Floating Rate Note,
                                             6/25/36                                          1,329,286
 1,546,226           0.93          AAA/A3    Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 2/25/35               1,536,673
 3,707,617           0.91           AA/A3    Carrington Mortgage Loan Trust Series
                                             2005-NC1, Floating Rate Note, 2/25/35            3,680,796
    85,634           0.58          AA+/A1    Carrington Mortgage Loan Trust Series
                                             2005-NC4, Floating Rate Note, 9/25/35               84,138
 2,486,813           0.36         BB+/Ba2    Carrington Mortgage Loan Trust Series
                                             2006-OPT1, Floating Rate Note,
                                             2/25/36                                          2,299,623

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 27

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   501,279           3.65         AA+/Aaa    Centex Home Equity Loan Trust 2003-A,
                                             Floating Rate Note, 3/25/33                 $      500,687
 2,012,532            0.38         A/Baa1    Citigroup Mortgage Loan Trust
                                             2006-SHL1, Floating Rate Note,
                                             11/25/45 (144A)                                  1,915,908
   855,213           0.33          BB/Ba1    Citigroup Mortgage Loan Trust
                                             2007-WFH2, Floating Rate Note,
                                             3/25/37                                            853,836
    91,230           0.90         AAA/Aa2    Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 10/25/34                        91,208
   539,093           1.20       BBB-/Caa1    Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 11/25/34                       496,402
    37,892           0.58          AA+/NR    Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 5/25/35 (144A)                  37,388
    10,663                       NR/Baa3     Conseco Financial Corp., 7.05%,
                                             1/15/19                                             11,057
    39,146           0.55          AA+/A1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 1/25/36                         38,090
 2,341,452           1.02           AA/A3    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 10/25/34                     2,332,147
   698,252           0.57         AAA/Aa3    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 11/25/34                       690,136
   464,459           0.77          BBB/NR    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 11/25/35 (144A)                419,471
 1,787,195           0.88        BBB-/Ba1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 12/25/34                     1,773,011
   320,163           0.67         BBB+/A3    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 12/25/35                       318,379
   373,032           5.15          BB+/B1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 2/25/33                        378,273
   986,954           0.42         BB+/Ba2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 4/25/36                        982,952
 1,656,429           1.08           A+/A3    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 5/25/35                      1,636,012
   185,701           0.86          AAA/A1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 6/25/33 (144A)                 179,540
    45,431           1.08          AAA/A2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 6/25/33 (144A)                  42,826
   651,017           0.69          AA+/A3    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 6/25/35                        640,218
   663,361           0.62           A+/A3    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 7/25/35                        662,739
    48,969           0.53         BB+/Ba2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 8/25/47                         48,873
   310,949           0.44           A+/B2    Countrywide Home Equity Loan Trust,
                                             Floating Rate Note, 6/15/29                        305,072
 2,000,000                          AA/NR    Credit Acceptance Auto Loan Trust, 2.21%,
                                             9/15/20 (144A)                                   2,009,782

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   498,941                          AA/NR    Direct Capital Funding IV LLC, 1.673%,
                                             12/20/17 (144A)                              $     498,941
   436,851           4.27        BBB/Baa2    Drug Royalty II LP 1, Floating Rate Note,
                                             1/15/25 (144A)                                     443,403
   337,778           1.18        BBB/Baa1    Ellington Loan Acquisition Trust 2007-1,
                                             Floating Rate Note, 5/26/37 (144A)                 337,730
    29,825          0.98         BBB/Baa1    Ellington Loan Acquisition Trust 2007-1,
                                             Floating Rate Note, 5/27/37 (144A)                  29,712
 2,400,000           1.08         B-/Caa3    Ellington Loan Acquisition Trust 2007-1,
                                             Floating Rate Note, 5/28/37 (144A)               2,324,417
 1,020,883           0.50          AA+/A1    Equity One Mortgage Pass-Through Trust
                                             2004-3, Floating Rate Note, 7/25/34                843,575
   128,281                          AA/NR    Exeter Automobile Receivables Trust
                                             2012-1, 2.02%, 8/15/16 (144A)                      128,768
   555,521                          AA/NR    Exeter Automobile Receivables Trust
                                             2012-2, 1.3%, 6/15/17 (144A)                       555,108
 1,000,000                         BBB/NR    Exeter Automobile Receivables Trust
                                             2012-2, 3.06%, 7/16/18 (144A)                      980,141
   855,933           1.26          BB+/B1    Fieldstone Mortgage Investment Trust
                                             Series 2005-1, Floating Rate Note,
                                             3/25/35                                            823,360
   457,089           0.55         AAA/Aa3    First Frankin Mortgage Loan Trust
                                             2005-FF7, Floating Rate Note, 7/25/35              456,898
    97,107          0.72           AAA/NR    First Franklin Mortgage Loan Trust
                                             2004-FF10, Floating Rate Note,
                                             9/25/34                                             96,827
 2,170,232           0.69         NR/Baa1    First Franklin Mortgage Loan Trust
                                             2005-FFH3, Floating Rate Note,
                                             9/25/35                                          2,124,673
   369,682           0.44         BBB+/B1    First Franklin Mortgage Loan Trust Series
                                             2005-FF12, Floating Rate Note,
                                             11/25/36                                           356,130
   691,000                         AAA/NR    First Investors Auto Owner Trust 2013-2,
                                             1.23%, 3/15/19 (144A)                              691,001
 1,006,084           0.64          AA+/A3    Fremont Home Loan Trust 2005-2,
                                             Floating Rate Note, 6/25/35                      1,002,152
 1,114,931           0.82           A+/A3    Fremont Home Loan Trust 2005-B,
                                             Floating Rate Note, 4/25/35                      1,100,764
   800,000                         NR/Aaa    GE Equipment Small Ticket LLC Series
                                             2013-1, 0.73%, 1/25/16 (144A)                      800,257
   258,823           0.78           AA/NR    GreenPoint Mortgage Funding Trust
                                             2005-HE1, Floating Rate Note, 9/25/34              257,931
 1,357,437           0.85           A+/NR    GreenPoint Mortgage Funding Trust
                                             2005-HE1, Floating Rate Note, 9/25/34            1,325,330
 1,718,075           0.63          A+/Ba3    GreenPoint Mortgage Funding Trust
                                             2005-HE4, Floating Rate Note, 7/25/30            1,701,817
   469,030           0.90          A+/Ba3    GreenPoint Mortgage Funding Trust
                                             2005-HE4, Floating Rate Note, 7/25/30              465,146

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 29

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,511,275           0.54         AAA/Aaa    GSAMP Trust 2004-HE2, Floating Rate
                                             Note, 9/25/34                                $   1,410,363
   919,927           0.73         AAA/Aaa    GSAMP Trust 2004-SEA2, Floating Rate
                                             Note, 3/25/34                                      918,563
 3,898,600           0.83          BBB/A3    GSAMP Trust 2004-SEA2, Floating Rate
                                             Note, 3/25/34                                    3,872,924
   919,277           0.93         AA+/Ba1    GSAMP Trust 2005-HE1, Floating Rate
                                             Note, 12/25/34                                     903,276
 2,881,683           0.48            A/NR    GSAMP Trust 2006-SEA1, Floating Rate
                                             Note, 5/25/36 (144A)                             2,821,948
 1,379,176           1.53       BBB+/Baa3    GSRPM Mortgage Loan Trust 2003-2,
                                             Floating Rate Note, 6/25/33                      1,305,800
   854,775           0.48          AA+/A3    GSRPM Mortgage Loan Trust 2006-1,
                                             Floating Rate Note, 3/25/35 (144A)                 821,582
 1,169,523           0.48         A+/Baa3    GSRPM Mortgage Loan Trust 2006-2,
                                             Floating Rate Note, 9/25/36 (144A)               1,080,459
 2,000,000                         AAA/NR    HLSS Servicer Advance Receivables
                                             Backed Notes, 0.898%, 1/15/44 (144A)             1,998,800
 1,586,000                         AAA/NR    HLSS Servicer Advance Receivables
                                             Backed Notes, 1.34%, 10/15/43 (144A)             1,586,476
   750,000                           A/NR    HLSS Servicer Advance Receivables
                                             Backed Notes, 1.644%, 1/15/44 (144A)               749,775
   500,000                         BBB/NR    HLSS Servicer Advance Receivables
                                             Backed Notes, 2.487%, 1/15/44 (144A)               500,650
 1,369,120                         AAA/NR    Honda Auto Receivables 2013-1 Owner
                                             Trust, 0.35%, 6/22/15                            1,368,492
 2,777,000                          NR/A2    Horizon Funding Trust 2013-1, 3.0%,
                                             5/15/18 (144A)                                   2,775,264
 1,500,000                         NR/Aaa    Leaf II Receivables Funding LLC, 0.88%,
                                             11/15/15 (144A)                                  1,499,976
   426,574           2.43         A+/Baa1    Madison Avenue Manufactured Housing
                                             Contract Trust 2002-A, Floating Rate
                                             Note, 3/25/32                                      426,367
 2,274,520           0.48            A/NR    Mastr Specialized Loan Trust, Floating
                                             Rate Note, 1/25/36 (144A)                        2,102,271
    28,133           0.38       BBB-/Baa1    Morgan Stanley ABS Capital I, Inc. Trust
                                             2006-WMC1, Floating Rate Note,
                                             12/25/35                                            28,081
   346,642           0.26        CCC/Baa1    Morgan Stanley Structured Trust, Floating
                                             Rate Note, 6/25/37                                 326,032
 2,086,200           0.68         AAA/NR     Motor 2013-1 Plc, Floating Rate Note,
                                             2/25/21 (144A)                                   2,086,209
 2,250,000                         AAA/NR    Nationstar Agency Advance Funding Trust
                                             2013-T1A, 0.997%, 2/15/45 (144A)                 2,234,340
   908,000                         AAA/NR    Nationstar Mortgage Advance Receivables
                                             Trust 2013-T2, 1.679%, 6/20/46 (144A)              906,701

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,235,437           5.46         AAA/Aa3    Origen Manufactured Housing Contract
                                             Trust 2004-B, Floating Rate Note,
                                             11/15/35                                     $   1,280,590
   974,938                          NR/A2    Oxford Finance Funding Trust 2012-1,
                                             3.9%, 3/15/17 (144A)                               984,688
   582,380           1.12          AA+/A3    Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2004-MCW, Floating Rate Note,
                                             10/25/34                                           573,338
   338,493           1.23          AAA/A3    Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2004-MHQ, Floating Rate Note,
                                             12/25/34                                           338,499
   939,517           0.80          AA+/A3    Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2004-WCW2, Floating Rate Note,
                                             10/25/34                                           938,900
   750,699           1.20          AA+/A3    Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2004-WWF, Floating Rate Note,
                                             12/25/34                                           749,146
 2,363,129           0.55       BBB+/Baa2    Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2005-WHQ4, Floating Rate Note,
                                             9/25/35                                          2,343,914
 2,035,723           0.88         AAA/Aaa    PFS Financing Corp., Floating Rate Note,
                                             10/17/16 (144A)                                  2,043,283
   325,276           1.68            A/NR    PFS Financing Corp., Floating Rate Note,
                                             10/17/16 (144A)                                    327,346
 3,546,000           1.38         AAA/Aaa    PFS Financing Corp., Floating Rate Note,
                                             2/15/16 (144A)                                   3,551,940
 2,340,000           0.73         AAA/Aaa    PFS Financing Corp., Floating Rate Note,
                                             2/15/18 (144A)                                   2,324,570
   800,000                          NR/NR    Progreso Receivables Funding I LLC,
                                             4.0%, 7/9/18 (144A)                                796,000
 1,080,893           0.51           AA/A1    Quest Trust, Floating Rate Note, 3/25/34
                                             (144A)                                           1,037,908
 2,417,636           0.83          AA/Aa2    RAAC Series 2005-RP2 Trust, Floating
                                             Rate Note, 6/25/35 (144A)                        2,391,033
 2,000,000           0.98       BBB+/Baa1    RAAC Series 2005-RP3 Trust, Floating
                                             Rate Note, 5/25/39 (144A)                        1,922,736
 1,186,703           0.48         AA+/Aa3    RAAC Series 2006-RP1 Trust, Floating
                                             Rate Note, 10/25/45 (144A)                       1,157,659
 3,720,424           0.43          B/Baa2    RAAC Series 2006-RP2 Trust, Floating
                                             Rate Note, 2/25/37 (144A)                        3,566,372
   365,914           0.37           A-/A2    RAAC Series 2006-SP1 Trust, Floating
                                             Rate Note, 9/25/45                                 358,926
   315,961           0.80          AA+/A2    RAMP Series 2004-RS11 Trust, Floating
                                             Rate Note, 11/25/34                                305,933

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 31

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,366,188           0.68          AA+/A1    RAMP Series 2005-RS6 Trust, Floating
                                             Rate Note, 6/25/35                           $   1,343,658
    63,231           0.47           A+/A2    RAMP Series 2005-RS8 Trust, Floating
                                             Rate Note, 10/25/33                                 62,921
   191,342           0.45          AA+/A1    RAMP Series 2005-RZ3 Trust, Floating
                                             Rate Note, 9/25/35                                 190,089
 1,599,517           0.44          AA+/A1    RAMP Series 2005-RZ4 Trust, Floating
                                             Rate Note, 11/25/35                              1,587,231
    71,227           0.38          AA+/A1    RAMP Series 2006-EFC1 Trust, Floating
                                             Rate Note, 2/25/36                                  70,641
   474,113           0.37           B+/B2    RAMP Series 2006-NC1 Trust, Floating
                                             Rate Note, 1/25/36                                 461,651
 3,767,677           0.34         BB+/Ba1    RAMP Series 2006-RZ3 Trust, Floating
                                             Rate Note, 8/25/36                               3,589,888
   955,205           0.40         BBB+/A3    RASC Series 2006-KS1 Trust, Floating
                                             Rate Note, 2/25/36                                 943,126
   115,670           1.08          NR/Aa1    RFSC Series 2003-RP2 Trust, Floating
                                             Rate Note, 6/25/33 (144A)                          114,622
 2,000,000           1.68          NR/Aa2    RFSC Series 2003-RP2 Trust, Floating
                                             Rate Note, 7/25/41 (144A)                        1,960,984
   124,218           0.66          AAA/NR    Salomon Brothers Mortgage Securities VII,
                                             Inc., Floating Rate Note, 3/25/28                  121,284
   169,594           1.08         BBB+/B2    Salomon Mortgage Loan Trust Series
                                             2001-CB4, Floating Rate Note,
                                             11/25/33                                           156,060
   316,497                         AAA/NR    Santander Drive Auto Receivables Trust
                                             2010-1, 1.84%, 11/17/14                            317,469
    52,288                          AA/NR    Santander Drive Auto Receivables Trust
                                             2010-1, 1.89%, 5/15/17 (144A)                       52,378
 1,945,000           0.64           A+/A3    Saxon Asset Securities Trust 2005-3,
                                             Floating Rate Note, 11/25/35                     1,824,056
   356,566           0.29        BBB-/Ba3    Saxon Asset Securities Trust 2006-3,
                                             Floating Rate Note, 10/25/46                       355,109
 2,500,000           0.61          NR/Aaa    SMART Trust/Australia, Floating Rate
                                             Note, 1/14/17                                    2,500,492
   251,076           0.75          NR/Aaa    SMART Trust/Australia, Floating Rate
                                             Note, 3/14/15 (144A)                               251,242
 1,340,095           0.53          NR/Aaa    SMART Trust/Australia, Floating Rate
                                             Note, 6/14/15                                    1,340,605
 1,785,000           0.63          NR/Aaa    SMART Trust/Australia, Floating Rate
                                             Note, 9/14/16                                    1,787,061
 1,138,395                          AA/NR    SNAAC Auto Receivables Trust 2013-1,
                                             1.14%, 7/16/18 (144A)                            1,137,188
   343,226                          AA/NR    SNAAC Auto Receivables Trust, 1.78%,
                                             6/15/16 (144A)                                     344,155

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,800,000                         BBB/NR    SNAAC Auto Receivables Trust, 4.38%,
                                             6/15/17 (144A)                               $   1,841,582
   964,921           0.63           AA/A3    Soundview Home Loan Trust 2005-DO1,
                                             Floating Rate Note, 5/25/35                        961,704
 1,131,569           0.44          BB+/NR    Soundview Home Loan Trust 2005-OPT4,
                                             Floating Rate Note, 12/25/35                     1,084,734
   333,435           0.36         AA+/Aaa    South Carolina Student Loan Corp.,
                                             Floating Rate Note, 12/3/18                        332,618
   729,024           0.57          AA+/A2    Specialty Underwriting & Residential
                                             Finance Trust Series 2005-AB2, Floating
                                             Rate Note, 6/25/36                                 706,099
   113,201           0.93         AAA/Aa2    Specialty Underwriting & Residential
                                             Finance Trust Series 2005-BC1, Floating
                                             Rate Note, 12/25/35                                112,674
   715,851                          NR/NR    Stanwich Mortgage Loan Co 2012-NPL4
                                             LLC, 2.981%, 9/15/42 (144A)                        716,695
   318,077           0.78         AA+/Aa1    Structured Asset Investment Loan Trust
                                             2005-4, Floating Rate Note, 5/25/35                316,597
 1,580,617           0.38         CCC/Ba3    Structured Asset Investment Loan Trust
                                             2006-1, Floating Rate Note, 1/25/36              1,529,102
 3,946,316           0.33           B-/B2    Structured Asset Securities Corp
                                             Mortgage Loan Trust 2006-EQ1, Floating
                                             Rate Note, 7/25/36 (144A)                        3,822,086
 3,237,304           0.40         B-/Baa3    Structured Asset Securities Corp
                                             Mortgage Loan Trust 2006-GEL4, Floating
                                             Rate Note, 10/25/36 (144A)                       3,121,186
   344,648           0.24           BB/A1    Structured Asset Securities Corp
                                             Mortgage Loan Trust 2007-BC3, Floating
                                             Rate Note, 5/25/47                                 338,941
   102,373           0.33         BB/Baa1    Structured Asset Securities Corp
                                             Mortgage Loan Trust 2007-GEL2, Floating
                                             Rate Note, 5/25/37 (144A)                          101,947
   544,490           0.29         BBB+/A3    Structured Asset Securities Corp.
                                             Mortgage Loan Trust 2006-BC4, Floating
                                             Rate Note, 12/25/36                                541,964
   622,104                         AAA/NR    United Auto Credit Securitization Trust
                                             2012-1, 1.1%, 3/16/15 (144A)                       622,034
 2,000,000                         AAA/NR    United Auto Credit Securitization Trust
                                             2013-1, 0.95%, 9/15/15 (144A)                    1,998,296
    47,253           0.46         NR/Baa1    Wilshire Mortgage Loan Trust, Floating
                                             Rate Note, 5/25/28                                  45,410
                                                                                          -------------
                                                                                          $ 153,247,016
                                                                                          -------------
                                             Total Banks                                  $ 153,559,755
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 33

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 6.0%
                                             Other Diversified Financial Services -- 1.3%
 1,470,354           0.86           AA/A3    Asset Backed Securities Corp Home
                                             Equity Loan Trust Series 2005-HE2,
                                             Floating Rate Note, 2/25/35                  $   1,464,343
 1,879,167           0.69           AA/A3    Asset Backed Securities Corp Home
                                             Equity Loan Trust Series OOMC
                                             2005-HE6, Floating Rate Note, 7/25/35            1,849,440
 1,495,000                         NR/Aaa    BMW Vehicle Lease Trust 2013-1, 0.4%,
                                             1/20/15                                          1,493,874
 1,750,000                        AAA/Aaa    Capital Auto Receivables Asset Trust/ Ally,
                                             0.47%, 3/20/15                                   1,748,539
   246,642           0.45         A+/Baa2    Credit Suisse Mortgage Capital
                                             Certificates, Floating Rate Note,
                                             10/25/36 (144A)                                    241,286
   807,054                         AAA/NR    DT Auto Owner Trust 2013-1, 0.75%,
                                             5/16/16 (144A)                                     807,138
   747,562           1.08         BB+/Ba2    Ellington Loan Acquisition Trust 2007-2,
                                             Floating Rate Note, 5/25/37 (144A)                 737,261
 1,000,000                          A+/NR    First Investors Auto Owner Trust 2011-1,
                                             7.17%, 2/15/18 (144A)                            1,025,287
   525,417           0.43       BBB+/Baa3    GE Seaco Finance Srl, Floating Rate
                                             Note, 11/17/20 (144A)                              519,076
   479,576           0.35          BB+/A2    Home Equity Asset Trust 2006-4, Floating
                                             Rate Note, 8/25/36                                 467,861
 1,311,604           0.33          BB/Ba1    JP Morgan Mortgage Acquisition Trust
                                             2006-ACC1, Floating Rate Note,
                                             5/25/36                                          1,273,087
   386,383           0.24         BB+/Ba2    JP Morgan Mortgage Acquisition Trust
                                             2007-CH4, Floating Rate Note,
                                             12/25/29                                           383,058
    39,346           0.42         AA+/Aaa    Nelnet Student Loan Trust 2004-3,
                                             Floating Rate Note, 1/25/21                         39,352
   900,980           0.34         AA+/Aaa    Nelnet Student Loan Trust 2005-1,
                                             Floating Rate Note, 10/26/20                       896,632
 1,184,829           3.93            A/NR    Newtek Small Business Loan Trust
                                             2013-1, Floating Rate Note, 7/25/38
                                             (144A)                                           1,184,829
 2,004,138           0.28          NR/Aaa    Nissan Auto Lease Trust, Floating Rate
                                             Note, 6/15/15                                    2,002,633
   400,386                         AAA/NR    Prestige Auto Receivables Trust 2012-1,
                                             1.23%, 12/15/15 (144A)                             400,987
   775,720           0.36        CCC/Caa1    RASC Series 2007-KS3 Trust, Floating
                                             Rate Note, 4/25/37                                 758,948
 1,827,734           0.94           A+/B2    SACO I Trust 2005-8, Floating Rate Note,
                                             11/25/35                                         1,809,298
   364,228           1.18         A+/Baa3    Sierra Timeshare 2007-2 Receivables
                                             Funding LLC, Floating Rate Note,
                                             9/20/19 (144A)                                     364,178

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
   433,333           0.43         A-/Baa1    Textainer Marine Containers, Ltd.,
                                             Floating Rate Note, 5/15/20 (144A)           $     428,652
 2,093,990                          NR/NR    VOLT XVI LLC, 4.25%, 8/25/58 (Step)
                                             (144A)                                           2,090,064
                                                                                          -------------
                                                                                          $  21,985,823
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.5%
 2,400,000           1.05         AAA/Aaa    Ally Master Owner Trust, Floating Rate
                                             Note, 1/15/16                                $   2,403,706
   250,000           0.98         AAA/Aaa    Ally Master Owner Trust, Floating Rate
                                             Note, 2/15/17                                      251,222
   888,000           0.62          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 10/20/17                       888,996
   350,000           0.75          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 2/20/17                        350,940
 1,190,000           0.58          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 4/20/18                      1,187,114
 2,000,000           0.67          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 6/20/17                      2,004,260
   500,000           1.08          NR/Aa2    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 6/20/17                        498,270
   250,000           0.78          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 7/20/16                        250,237
   317,012                          NR/A2    Hercules Capital Funding Trust 2012-1,
                                             3.32%, 12/16/17 (144A)                             318,597
                                                                                          -------------
                                                                                          $   8,153,342
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 3.6%
   310,871                          A+/NR    American Credit Acceptance Receivables
                                             Trust 2012-2, 1.89%, 7/15/16 (144A)          $     311,622
   796,636                          A+/NR    American Credit Acceptance Receivables
                                             Trust 2013-1, 1.45%, 4/16/18 (144A)                795,637
   756,384                          AA/NR    American Credit Acceptance Receivables
                                             Trust 2013-2, 1.32%, 2/15/17 (144A)                756,395
   763,510                          A+/NR    American Credit Acceptance Receivables
                                             Trust, 1.64%, 11/15/16 (144A)                      762,896
 2,945,000           1.43         AAA/Aaa    American Express Credit Account Master
                                             Trust, Floating Rate Note, 3/15/17               2,972,350
 1,090,000           0.33          AAA/NR    American Express Credit Account Master
                                             Trust, Floating Rate Note, 3/15/18               1,088,758
   100,000           0.30         AAA/Aaa    American Express Credit Account Master
                                             Trust, Floating Rate Note, 6/15/16                 100,013
 3,500,000           0.23         AAA/Aaa    American Express Credit Account Master
                                             Trust, Floating Rate Note, 9/15/16               3,497,946
 6,150,000           0.25         AAA/Aaa    BA Credit Card Trust, Floating Rate Note,
                                             12/15/16                                         6,138,709

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 35

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- (continued)
 3,443,000           0.24         AAA/Aaa    BA Credit Card Trust, Floating Rate Note,
                                             4/15/16                                      $   3,441,943
   415,000           0.21         AAA/Aaa    BA Credit Card Trust, Floating Rate Note,
                                             5/16/16                                            414,982
   711,874                         NR/Aa3    California Republic Auto Receivables Trust
                                             2012-1, 1.18%, 8/15/17 (144A)                      710,762
 2,512,000           0.40         AAA/Aaa    Capital One Multi-Asset Execution Trust,
                                             Floating Rate Note, 3/15/17                      2,514,183
 2,300,000           0.27         AAA/Aaa    Capital One Multi-Asset Execution Trust,
                                             Floating Rate Note, 8/15/18                      2,294,008
 2,700,000           0.33          AAA/NR    Chase Issuance Trust, Floating Rate Note,
                                             10/16/17                                         2,697,130
 1,915,000           0.28          AAA/NR    Chase Issuance Trust, Floating Rate Note,
                                             2/15/17                                          1,914,464
 4,355,000           0.28          AAA/NR    Chase Issuance Trust, Floating Rate Note,
                                             5/16/16                                          4,355,405
 4,741,000           0.31          AAA/NR    Chase Issuance Trust, Floating Rate Note,
                                             8/15/17                                          4,734,699
 3,500,000           0.33         AAA/Aaa    Citibank Credit Card Issuance Trust,
                                             Floating Rate Note, 11/25/16                     3,500,000
 1,750,000           0.33         AAA/Aaa    Citibank Credit Card Issuance Trust,
                                             Floating Rate Note, 12/12/16                     1,750,018
   660,353                         AA-/A1    CPS Auto Receivables Trust 2013-B,
                                             1.82%, 9/15/20 (144A)                              659,151
   625,253                         AA-/A1    CPS Auto Trust, 1.82%, 12/16/19
                                             (144A)                                             628,538
 3,240,000           1.68         AA-/Aa2    Ford Credit Floorplan Master Owner
                                             Trust A, Floating Rate Note, 1/15/16             3,249,211
 2,657,000           2.28          BBB/A1    Ford Credit Floorplan Master Owner
                                             Trust A, Floating Rate Note, 1/15/16             2,666,456
 2,075,000           0.53         AAA/Aaa    Ford Credit Floorplan Master Owner
                                             Trust A, Floating Rate Note, 9/15/16             2,076,046
   250,000           0.58         AAA/Aaa    Golden Credit Card Trust, Floating Rate
                                             Note, 10/15/15 (144A)                              250,022
 1,325,000           0.61         AAA/Aaa    Golden Credit Card Trust, Floating Rate
                                             Note, 9/15/18 (144A)                             1,325,013
 1,000,000           0.48          NR/Aaa    Mercedes-Benz Master Owner Trust,
                                             Floating Rate Note, 11/15/16 (144A)              1,000,000
 1,359,040                         NR/Aaa    Nissan Auto Receivables 2013-A Owner
                                             Trust, 0.37%, 9/15/15                            1,358,848
   545,085           0.96        BBB+/Ba3    NovaStar Mortgage Funding Trust Series
                                             2003-1, Floating Rate Note, 5/25/33                528,102
    83,072                       AA-/Baa1    Santander Consumer Acquired
                                             Receivables Trust 2011-S1, 3.15%,
                                             8/15/16 (144A)                                      83,072
 1,820,000                        AAA/Aaa    Volvo Financial Equipment LLC Series
                                             2013-1, 0.53%, 11/16/15 (144A)                   1,819,070
                                                                                          -------------
                                                                                          $  60,395,449
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.2%
 2,341,741           0.41         AA+/Aa1    Saxon Asset Securities Trust 2005-4,
                                             Floating Rate Note, 11/25/37                 $   2,284,774
 1,145,383           0.35        BBB/Baa2    Triton Container Finance LLC, Floating
                                             Rate Note, 11/26/21 (144A)                       1,123,768
   227,906           0.32       BBB+/Baa2    Triton Container Finance LLC, Floating
                                             Rate Note, 2/26/19 (144A)                          225,859
                                                                                          -------------
                                                                                          $   3,634,401
-------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.4%
 1,726,458           0.93         AAA/Aaa    Chesapeake Funding LLC, Floating Rate
                                             Note, 11/7/23 (144A)                         $   1,730,976
   250,000           2.18            A/A1    Chesapeake Funding LLC, Floating Rate
                                             Note, 11/7/23 (144A)                               251,135
 2,050,000           1.43         AAA/Aaa    Chesapeake Funding LLC, Floating Rate
                                             Note, 4/7/24 (144A)                              2,066,656
 2,000,000           0.63          NR/Aaa    Chesapeake Funding LLC, Floating Rate
                                             Note, 5/7/24 (144A)                              1,996,200
   200,000           1.33          NR/Aa2    Chesapeake Funding LLC, Floating Rate
                                             Note, 5/7/24 (144A)                                199,243
 1,125,041           0.36        BBB/Baa3    CLI Funding LLC, Floating Rate Note,
                                             8/18/21 (144A)                                   1,102,653
                                                                                          -------------
                                                                                          $   7,346,863
                                                                                          -------------
                                             Total Diversified Financials                 $ 101,515,878
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.2%
                                             Diversified Real Estate Activities -- 0.1%
 1,808,816           1.13           A+/A2    RAAC Series 2005-RP1 Trust, Floating
                                             Rate Note, 7/25/37 (144A)                    $   1,782,961
-------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.1%
    20,438           0.92          AAA/A1    Chase Funding Trust Series 2002-4,
                                             Floating Rate Note, 10/25/32                 $      18,837
   612,235           0.37        BBB+/Ba2    HSI Asset Securitization Corp Trust
                                             2006-OPT1, Floating Rate Note,
                                             12/25/35                                           595,105
                                                                                          -------------
                                                                                          $     613,942
                                                                                          -------------
                                             Total Real Estate                            $   2,396,903
-------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $379,829,036)                          $ 380,309,830
-------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 30.0%
                                             CAPITAL GOODS -- 0.1%
                                             Aerospace & Defense -- 0.1%
 1,350,000           2.16          A-/Aaa    Gulf Stream - Compass CLO 2005-I, Ltd.,
                                             Floating Rate Note, 5/15/17 (144A)           $   1,326,764
                                                                                          -------------
                                             Total Capital Goods                          $   1,326,764
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 37

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.0%+
                                             Hotels, Resorts & Cruise Lines -- 0.0%+
   974,930                         AAA/NR    Motel 6 Trust, 1.5%, 10/5/25 (144A)          $     967,412
    37,318                        NR/Baa3    S2 Hospitality LLC, 4.5%, 4/15/25
                                             (144A)                                              37,318
                                                                                          -------------
                                                                                          $   1,004,730
                                                                                          -------------
                                             Total Consumer Services                      $   1,004,730
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 14.6%
                                             Thrifts & Mortgage Finance -- 14.6%
 1,400,000                          NR/NR    A10 Securitization 2013-1 LLC, 2.4%,
                                             11/15/25 (144A)                              $   1,393,297
   594,614           2.47        AA+/Baa1    Adjustable Rate Mortgage Trust 2004-1,
                                             Floating Rate Note, 1/25/35                        589,138
 1,460,122           0.96          AAA/A1    Adjustable Rate Mortgage Trust 2005-2,
                                             Floating Rate Note, 6/25/35                      1,423,274
 1,486,803           0.46         A+/Baa2    Adjustable Rate Mortgage Trust 2005-5,
                                             Floating Rate Note, 9/25/35                      1,328,590
    13,137           0.58          AA+/A3    Alternative Loan Trust 2002-18, Floating
                                             Rate Note, 2/25/33                                  13,045
   826,721           0.82         BBB+/NR    Alternative Loan Trust 2003-3T1, Floating
                                             Rate Note, 5/25/33                                 801,339
    13,496           0.73           A+/NR    Alternative Loan Trust 2003-9T1, Floating
                                             Rate Note, 7/25/33                                  13,484
    67,672           0.63        BBB+/Ba1    Alternative Loan Trust 2004-18CB,
                                             Floating Rate Note, 9/25/34                         67,326
   368,655                       BBB+/Ba3    Alternative Loan Trust 2004-2CB,
                                             5.125%, 3/25/34                                    371,288
    53,345           0.58        BBB+/Ba3    Alternative Loan Trust 2004-2CB, Floating
                                             Rate Note, 3/25/34                                  52,564
   993,244                        BB+/Ba2    Alternative Loan Trust 2004-4CB, 4.25%,
                                             4/25/34                                            998,232
 1,084,467           0.47       BBB+/Baa2    Alternative Loan Trust 2004-6CB, Floating
                                             Rate Note, 5/25/34                               1,040,687
     8,402           0.96         AAA/Aaa    Alternative Loan Trust 2004-J9, Floating
                                             Rate Note, 10/25/34                                  8,401
   198,021           2.16       BBB+/Baa1    Ares VR CLO, Ltd., Floating Rate Note,
                                             2/24/18 (144A)                                     195,654
 2,275,000           1.33          NR/Aaa    BAMLL Commercial Mortgage Securities
                                             Trust 2012-CLRN, Floating Rate Note,
                                             8/15/29 (144A)                                   2,278,180
 3,035,000           2.28           NR/A2    BAMLL Commercial Mortgage Securities
                                             Trust 2012-CLRN, Floating Rate Note,
                                             8/15/29 (144A)                                   3,041,868
 1,021,404           0.39            A/NR    Banc of America Funding 2010-R4 Trust,
                                             Floating Rate Note, 6/26/37 (144A)               1,018,271
   301,705           0.28          AAA/NR    Banc of America Funding 2010-R4 Trust,
                                             Floating Rate Note, 9/26/46 (144A)                 301,331

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 3,000,000           1.28          A-/Aaa    Banc of America Large Loan Trust
                                             2007-BMB1, Floating Rate Note,
                                             8/15/29 (144A)                               $   2,970,717
   128,023           3.17           NR/WR    Banc of America Mortgage 2003-A Trust,
                                             Floating Rate Note, 2/25/33                        124,706
   464,268           2.93           NR/B2    Banc of America Mortgage 2004-I Trust,
                                             Floating Rate Note, 10/25/34                       455,204
   877,385           2.98           NR/NR    Bayview Opportunity Master Fund Trust
                                             IIB LP, Floating Rate Note, 1/28/33
                                             (144A)                                             872,998
 1,006,216           2.42           NR/NR    BCAP LLC 2013-RR3 Trust, Floating Rate
                                             Note, 5/26/36 (144A)                             1,023,890
    79,329           2.73         A+/Baa3    Bear Stearns ALT-A Trust 2003-3, Floating
                                             Rate Note, 10/25/33                                 78,375
 3,450,434           0.78          A+/Ba3    Bear Stearns ALT-A Trust 2004-4, Floating
                                             Rate Note, 6/25/34                               3,191,966
 1,579,692           2.69       BBB+/Baa2    Bear Stearns ARM Trust 2003-3, Floating
                                             Rate Note, 5/25/33                               1,577,553
   355,190           5.41         AA+/Ba2    Bear Stearns ARM Trust 2004-1, Floating
                                             Rate Note, 4/25/34                                 346,209
   715,840           2.21          A+/Ba2    Bear Stearns ARM Trust 2005-5, Floating
                                             Rate Note, 8/25/35                                 716,447
   365,349           1.28          A+/Ba1    Bear Stearns Asset Backed Securities
                                             Trust 2003-AC5, Floating Rate Note,
                                             10/25/33                                           340,452
   638,919                        AAA/Aaa    Bear Stearns Commercial Mortgage
                                             Securities Trust 2004-PWR6, 4.705%,
                                             11/11/41                                           641,556
 1,375,000           1.93          AA-/NR    Boca Hotel Portfolio Trust 2013-BOCA,
                                             Floating Rate Note, 8/15/26 (144A)               1,375,025
   944,677                          NR/B2    Chase Mortgage Finance Trust Series
                                             2005-S1, 5.5%, 5/25/35                             959,906
 2,084,503           0.38       BBB+/Baa1    Chevy Chase Funding LLC
                                             Mortgage-Backed Certificates Series
                                             2005-A, Floating Rate Note, 1/25/36
                                             (144A)                                           1,597,059
   545,077           0.73           NR/A3    CHL Mortgage Pass-Through Trust
                                             2003-11, Floating Rate Note, 5/25/33               529,616
 1,048,632           0.68           A-/NR    CHL Mortgage Pass-Through Trust
                                             2003-15, Floating Rate Note, 6/25/18             1,034,284
   104,992           0.58           A+/NR    CHL Mortgage Pass-Through Trust
                                             2003-J7, Floating Rate Note, 8/25/18               101,370
 2,993,431           0.72        AA+/Baa1    CHL Mortgage Pass-Through Trust
                                             2004-29, Floating Rate Note, 2/25/35             2,774,573
   475,107                        NR/Baa3    CHL Mortgage Pass-Through Trust
                                             2004-9, 5.25%, 6/25/34                             480,531
   621,296                        NR/Caa1    CHL Mortgage Pass-Through Trust
                                             2005-19, 5.5%, 8/25/35                             620,315

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 39

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 2,275,012           5.60         AAA/Aaa    Citigroup Commercial Mortgage Trust
                                             2004-C1, Floating Rate Note, 4/15/40         $   2,309,449
    13,329           0.32         AAA/Aaa    Citigroup Commercial Mortgage Trust
                                             2007-FL3A, Floating Rate Note, 4/15/22
                                             (144A)                                              13,247
 1,430,707           0.35          AA/Aaa    Citigroup Commercial Mortgage Trust
                                             2007-FL3A, Floating Rate Note, 4/15/22
                                             (144A)                                           1,414,778
 1,982,362           0.39           A/Aa2    Citigroup Commercial Mortgage Trust
                                             2007-FL3A, Floating Rate Note, 4/15/22
                                             (144A)                                           1,950,379
   497,205           0.43          BBB/A2    Citigroup Commercial Mortgage Trust
                                             2007-FL3A, Floating Rate Note, 4/15/22
                                             (144A)                                             487,940
 1,105,112           0.48           BB/A3    Citigroup Commercial Mortgage Trust
                                             2007-FL3A, Floating Rate Note, 4/15/22
                                             (144A)                                           1,040,978
 2,306,317           1.19          AA+/NR    Citigroup Mortgage Loan Trust 2010-7,
                                             Floating Rate Note, 9/25/37 (144A)               2,255,073
    20,619                        AAA/NR     Citigroup Mortgage Loan Trust, Inc., 6.5%,
                                             6/25/16                                             21,020
   950,000           4.65          AA-/A1    City Center Trust 2011-CCHP, Floating
                                             Rate Note, 7/15/28 (144A)                          962,990
 1,757,604           0.78         AA+/Aaa    CNL Commercial Mortgage Loan Trust
                                             2002-1, Floating Rate Note, 10/25/28
                                             (144A)                                           1,687,300
   487,693           0.62         BBB+/A2    CNL Commercial Mortgage Loan Trust
                                             2003-2, Floating Rate Note, 10/25/30
                                             (144A)                                             426,420
 1,218,783           5.52         AAA/Aaa    COMM 2004-LNB3 Mortgage Trust,
                                             Floating Rate Note, 7/10/37                      1,235,065
 1,001,803           0.31          AA-/A1    COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)                990,408
 1,304,428           0.35          BBB/A1    COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)              1,280,521
 2,292,541           0.36           A+/A1    COMM 2007-FL14 Mortgage Trust,
                                             Floating Rate Note, 6/15/22 (144A)               2,259,766
   222,879           5.15           NR/A2    COMM 2011-FL1 Mortgage Trust, Floating
                                             Rate Note, 7/17/28 (144A)                          225,461
 2,211,211           2.12          AAA/NR    Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             11/17/26 (144A)                                  2,213,531
 1,600,000           5.57           A-/A3    Commercial Mortgage Trust 2003-C2,
                                             Floating Rate Note, 1/5/36 (144A)                1,607,048
   900,000           0.88         AAA/Aaa    Extended Stay America Trust 2013-ESH,
                                             Floating Rate Note, 12/5/31 (144A)                 895,193
   800,000           1.28          AA-/NR    Extended Stay America Trust 2013-ESH,
                                             Floating Rate Note, 12/5/31 (144A)                 793,382

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   906,030           2.62           A+/NR    First Horizon Mortgage Pass-Through Trust
                                             2003-AR3, Floating Rate Note, 9/25/33        $     900,760
 1,538,372           0.61          A+/Aa2    GE Business Loan Trust 2003-1, Floating
                                             Rate Note, 4/15/31 (144A)                        1,442,791
   171,840           0.47          AA/Aa2    GE Business Loan Trust 2004-1, Floating
                                             Rate Note, 5/15/32 (144A)                          165,135
 1,837,644           0.40         AA-/Aa1    GE Business Loan Trust 2004-2, Floating
                                             Rate Note, 12/15/32 (144A)                       1,731,540
 2,632,652           0.35           A/Aa3    GE Business Loan Trust 2007-1, Floating
                                             Rate Note, 4/16/35 (144A)                        2,365,869
 3,931,405                         NR/Aaa    GE Capital Commercial Mortgage Corp.,
                                             4.893%, 3/10/40                                  3,953,158
 2,105,354                          NR/A3    GE Capital Commercial Mortgage Corp.,
                                             5.208%, 3/10/39 (144A)                           2,127,841
 1,329,069           5.10           NR/A3    GE Capital Commercial Mortgage Corp.,
                                             Floating Rate Note, 7/10/37 (144A)               1,328,250
 1,347,684           0.50         A+/Baa2    Global Mortgage Securitization, Ltd.,
                                             Floating Rate Note, 11/25/32 (144A)              1,251,688
   219,478                        AAA/Aaa    GMAC Commercial Mortgage Securities,
                                             Inc. Series 2003-C3 Trust, 5.023%,
                                             4/10/40                                            219,524
 1,771,000           5.30         AAA/Aa3    GMAC Commercial Mortgage Securities,
                                             Inc. Series 2004-C2 Trust, Floating Rate
                                             Note, 8/10/38                                    1,813,656
 3,547,000                         AAA/NR    GMAC Commercial Mortgage Securities,
                                             Inc. Series 2005-C1 Trust, 4.697%,
                                             5/10/43                                          3,700,223
 2,152,364           1.81         AAA/Aaa    Gracechurch Mortgage Financing Plc,
                                             Floating Rate Note, 11/20/56 (144A)              2,184,499
 2,300,000           1.03          NR/Aaa    GS Mortgage Securities Corp II, Floating
                                             Rate Note, 11/8/29 (144A)                        2,278,780
   500,000           2.20           AA/NR    GS Mortgage Securities Corp. II, Floating
                                             Rate Note, 3/6/20 (144A)                           501,246
   134,434           2.42           A+/NR    GSR Mortgage Loan Trust 2003-9,
                                             Floating Rate Note, 8/25/33                        133,834
   925,188           3.32        AA+/Baa2    HarborView Mortgage Loan Trust 2004-1,
                                             Floating Rate Note, 4/19/34                        938,662
   278,871           1.31        AA+/Baa3    HarborView Mortgage Loan Trust 2004-4,
                                             Floating Rate Note, 6/19/34                        276,791
   975,000           1.67         AAA/Aaa    Holmes Master Issuer Plc, Floating Rate
                                             Note, 10/15/54 (144A)                              978,869
 2,274,924           1.82         AAA/Aaa    Holmes Master Issuer Plc, Floating Rate
                                             Note, 10/15/54 (144A)                            2,303,986
 1,676,000           1.92         AAA/Aaa    Holmes Master Issuer Plc, Floating Rate
                                             Note, 10/15/54 (144A)                            1,700,755
 2,572,855           0.60         NR/Baa1    HomeBanc Mortgage Trust 2005-2,
                                             Floating Rate Note, 5/25/25                      2,514,456

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 41

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,379,588           0.53         AA+/Aa3    Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 6/25/34                  $   1,321,863
 1,294,190           0.63         AAA/Aa2    Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 7/25/34                      1,270,577
 3,029,193           0.94          AA+/A3    Impac CMB Trust Series 2003-11,
                                             Floating Rate Note, 10/25/33                     2,862,227
   382,554           1.08          NR/Aaa    Impac CMB Trust Series 2003-8,
                                             Floating Rate Note, 10/25/33                       371,745
 1,922,875           0.82         BBB/Ba3    Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                      1,761,217
 1,987,668           0.90        BBB/Baa2    Impac CMB Trust Series 2004-5,
                                             Floating Rate Note, 10/25/34                     1,945,124
   562,627           1.02          NR/Aaa    Impac CMB Trust Series 2004-5,
                                             Floating Rate Note, 8/25/34                        562,703
   444,191           0.98         BB+/Ba1    Impac CMB Trust Series 2004-6,
                                             Floating Rate Note, 10/25/34                       380,019
   735,871           0.96        BBB/Baa1    Impac CMB Trust Series 2004-6,
                                             Floating Rate Note, 10/25/34                       694,723
 1,812,211           0.92         BBB+/A3    Impac CMB Trust Series 2004-7,
                                             Floating Rate Note, 11/25/34                     1,741,306
   764,655           0.59         AAA/Aaa    Impac CMB Trust Series 2004-8,
                                             Floating Rate Note, 8/25/34                        755,824
   463,600           1.93        BB+/Baa2    Impac CMB Trust Series 2004-8,
                                             Floating Rate Note, 8/25/34                        431,268
 1,191,222           0.94           B/Ba3    Impac CMB Trust Series 2004-9,
                                             Floating Rate Note, 1/25/35                      1,036,414
   903,237           0.98         AAA/Aaa    Impac Secured Assets CMN Owner Trust,
                                             Floating Rate Note, 11/25/34                       834,782
 2,759,380           0.53         AAA/Aaa    Impac Secured Assets Trust 2006-1,
                                             Floating Rate Note, 5/25/36                      2,712,601
   986,551           0.53         AAA/Aaa    Impac Secured Assets Trust 2006-2,
                                             Floating Rate Note, 8/25/36                        948,685
   540,887           5.45          NR/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Corp Commercial Mortgage
                                             Pass-Thr, Floating Rate Note, 5/15/41              547,022
   236,442           6.45         NR/Caa1    JP Morgan Chase Commercial Mortgage
                                             Securities Corp. Pass-Through Certificates
                                             Series 2002 CIBC4, Floating Rate Note,
                                             5/12/34                                            246,092
 2,350,000           2.05          AA/Aa2    JP Morgan Chase Commercial Mortgage
                                             Securities Corp., Floating Rate Note,
                                             10/15/25 (144A)                                  2,360,591
   286,183                        NR/Aaa     JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2004-C1, 4.719%,
                                             1/15/38                                            287,849
     2,417                        NR/Aaa     JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-CIBC15, 5.819%,
                                             6/12/43                                              2,415

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
    13,879                         NR/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-CIBC17, 5.45%,
                                             12/12/43                                     $      13,858
 1,268,228           0.31          NR/Aa2    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                            1,258,407
   696,105           0.39           NR/A2    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                              678,010
   267,733           0.41           NR/A3    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                              255,419
   167,333           0.54          NR/Ba1    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                              158,549
 1,821,947           0.30         AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-LDP9, Floating Rate
                                             Note, 5/15/47                                    1,819,256
   200,000           0.34          AA/Aa3    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-LDP9, Floating Rate
                                             Note, 5/15/47                                      199,664
   302,252           5.90         AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2007-CIBC19, Floating
                                             Rate Note, 2/12/49                                 306,345
    55,750           5.99         AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2007-LDP11, Floating
                                             Rate Note, 6/15/49                                  57,075
   167,814           2.08         AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2011-FL1, Floating Rate
                                             Note, 11/15/28 (144A)                              169,469
 2,130,000           3.93         AA+/Aa1    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2011-FL1, Floating Rate
                                             Note, 11/15/28 (144A)                            2,152,450
 1,466,000           3.03          AA-/NR    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-ALC, Floating Rate
                                             Note, 7/17/26 (144A)                             1,470,521
 1,200,000           1.98           A-/NR    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-FL3, Floating Rate
                                             Note, 4/15/28 (144A)                             1,180,709
 1,560,922           2.05         A+/Baa1    JP Morgan Mortgage Trust 2003-A1,
                                             Floating Rate Note, 10/25/33                     1,576,740
 1,008,771           2.58        AA+/Baa2    JP Morgan Mortgage Trust 2004-A5,
                                             Floating Rate Note, 12/25/34                     1,015,288
   133,383           2.78           A+/NR    JP Morgan Mortgage Trust 2005-A3,
                                             Floating Rate Note, 6/25/35                        133,491
   301,031           2.35        BBB+/Ba1    JP Morgan Mortgage Trust 2005-A4,
                                             Floating Rate Note, 7/25/35                        298,443
 2,000,000           1.66         AAA/Aaa    Lanark Master Issuer Plc, Floating Rate
                                             Note, 12/22/54 (144A)                            2,032,240

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 43

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,250,000           0.76         AAA/Aaa    Lanark Master Issuer Plc, Floating Rate
                                             Note, 12/22/54 (144A)                        $   1,246,012
   530,378                        AAA/Aaa    LB-UBS Commercial Mortgage Trust
                                             2004-C1, 4.568%, 1/15/31                           536,518
   926,873                        AAA/Aaa    LB-UBS Commercial Mortgage Trust
                                             2004-C2, 4.367%, 3/15/36                           933,107
 2,610,747           5.02          AAA/NR    LB-UBS Commercial Mortgage Trust
                                             2004-C6, Floating Rate Note, 8/15/29             2,671,068
   227,508                        AAA/Aaa    LB-UBS Commercial Mortgage Trust
                                             2005-C3, 4.664%, 7/15/30                           228,937
   281,596           6.32         AAA/Aaa    LB-UBS Commercial Mortgage Trust
                                             2008-C1, Floating Rate Note, 4/15/41               295,288
   725,000           1.08        BBB+/Aa2    Lehman Brothers Floating Rate
                                             Commercial Mortgage Trust 2007-LLF
                                             C5, Floating Rate Note, 6/15/22 (144A)             723,912
    20,992           1.03         AAA/Aaa    Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3
                                             Class 1A2, Floating Rate Note,
                                             10/25/37 (144A)                                     20,937
 1,427,513           1.13          A+/Aa1    Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3
                                             Class 1A4, Floating Rate Note,
                                             10/25/37 (144A)                                  1,416,743
 2,211,066           1.23          A+/Aa1    Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3,
                                             Floating Rate Note, 10/25/37 (144A)              2,166,845
 1,174,471           0.43          A+/Aa1    Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             2/25/30 (144A)                                     984,152
 1,357,801           0.40          A+/Aa2    Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             4/25/31 (144A)                                   1,250,020
 5,089,264           0.41          A+/Aa2    Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             4/25/31 (144A)                                   4,375,169
 2,261,210           0.43          A+/Aa3    Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             9/25/30 (144A)                                   2,016,584
   947,754           2.11         A+/Baa2    MASTR Adjustable Rate Mortgages Trust
                                             2003-3, Floating Rate Note, 9/25/33                927,706
 1,000,000           1.28           A+/B1    MASTR Adjustable Rate Mortgages Trust
                                             2004-11, Floating Rate Note, 11/25/34              884,702
 1,194,430           0.34          AA-/A2    MASTR Adjustable Rate Mortgages Trust
                                             2007-1, Floating Rate Note, 1/25/47              1,155,868
   372,409           0.58          AA+/NR    MASTR Asset Securitization Trust 2003-6,
                                             Floating Rate Note, 7/25/18                        367,182
       172                         AAA/NR    MASTR Asset Securitization Trust 2004-3,
                                             4.75%, 1/25/14                                         172

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 2,274,634           1.22       BBB+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-A, Floating Rate Note,
                                             3/25/28                                      $   2,243,993
   564,084           0.84        AA+/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-C, Floating Rate Note,
                                             6/25/28                                            562,674
 2,233,924           1.11        AA+/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-C, Floating Rate Note,
                                             6/25/28                                          2,202,440
 2,641,723           0.80         A+/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-E, Floating Rate Note,
                                             10/25/28                                         2,529,838
   684,352           2.12         A+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-G, Floating Rate Note,
                                             1/25/29                                            677,172
 1,113,014           0.82        AA+/Baa2    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-H, Floating Rate Note,
                                             1/25/29                                          1,092,329
   260,869           0.64         A+/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-A, Floating Rate Note,
                                             4/25/29                                            246,792
   622,860           0.96        AA+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-B, Floating Rate Note,
                                             5/25/29                                            589,590
 2,538,757           0.74        AA+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-C, Floating Rate Note,
                                             7/25/29                                          2,481,681
   221,368           1.41         AA+/Ba1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-C, Floating Rate Note,
                                             7/25/29                                            218,613
   829,249           2.14        AA+/Baa2    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-D, Floating Rate Note,
                                             9/25/29                                            818,534
 3,842,829           0.84          A+/Ba2    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-E, Floating Rate Note,
                                             11/25/29                                         3,684,228
 1,972,856           0.74         A+/Baa2    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-G, Floating Rate Note,
                                             1/25/30                                          1,831,278
 1,256,477           1.01         A+/Baa2    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-G, Floating Rate Note,
                                             1/25/30                                          1,213,715
   607,206           2.38          BBB/B1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2005-2, Floating Rate Note,
                                             10/25/35                                           605,672
 3,184,539           0.64         AA+/Ba3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2005-A, Floating Rate Note,
                                             3/25/30                                          3,043,509

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 45

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
 1,328,492           4.95          NR/Aa3    Merrill Lynch Mortgage Trust 2004-KEY2,
                                             Floating Rate Note, 8/12/39                  $   1,366,068
    90,311           5.24          AAA/NR    Merrill Lynch Mortgage Trust Class A4,
                                             Floating Rate Note, 11/12/35                        90,220
 2,905,193           0.45          AA+/A3    Morgan Stanley Mortgage Loan Trust
                                             2005-5AR, Floating Rate Note, 9/25/35            2,808,683
 2,955,554           0.46         A+/Baa2    Morgan Stanley Mortgage Loan Trust
                                             2005-6AR, Floating Rate Note,
                                             11/25/35                                         2,775,540
   829,343           0.50            A/NR    Morgan Stanley Re-REMIC Trust 2010-R4,
                                             Floating Rate Note, 7/26/36 (144A)                 827,168
 2,399,517           0.96        AA+/Baa1    MortgageIT Trust 2004-1, Floating Rate
                                             Note, 11/25/34                                   2,271,021
 1,933,816           0.44         A+/Baa2    MortgageIT Trust 2005-2, Floating Rate
                                             Note, 5/25/35                                    1,859,575
 1,153,237           0.63         AA+/Aaa    NCUA Guaranteed Notes Trust 2010-R1,
                                             Floating Rate Note, 10/7/20                      1,159,845
 3,285,793           0.55         AA+/Aaa    NCUA Guaranteed Notes Trust 2010-R2,
                                             Floating Rate Note, 11/6/17                      3,291,050
 1,027,764           0.74          NR/Aaa    NCUA Guaranteed Notes Trust 2010-R3,
                                             Floating Rate Note, 12/8/20                      1,032,902
   318,047           0.74          NR/Aaa    NCUA Guaranteed Notes Trust 2010-R3,
                                             Floating Rate Note, 12/8/20                        321,031
 1,643,518           0.71          NR/Aaa    NCUA Guaranteed Notes Trust 2011-C1,
                                             Floating Rate Note, 3/9/21                       1,652,653
 1,283,586           0.58         AA+/Aaa    NCUA Guaranteed Notes Trust 2011-R3,
                                             Floating Rate Note, 3/11/20                      1,285,191
   453,640           0.56          AA+/NR    NCUA Guaranteed Notes Trust 2011-R5,
                                             Floating Rate Note, 4/6/20                         449,071
 2,832,270           1.38         AAA/Aaa    NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)               2,829,427
 1,000,000           4.43        BBB/Baa3    NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)               1,003,414
 2,784,000           2.03          NR/Aaa    NorthStar 2013-1, Floating Rate Note,
                                             8/25/29 (144A)                                   2,786,610
   335,519           0.48         AAA/Aa2    Opteum Mortgage Acceptance Corp Asset
                                             Backed Pass-Through Certificates
                                             2005-1, Floating Rate Note, 2/25/35                332,594
   510,090           0.43          BB+/B2    Opteum Mortgage Acceptance Corp Asset
                                             Backed Pass-Through Certificates
                                             2005-5, Floating Rate Note, 12/25/35               493,876
   426,511           0.44          AA+/A1    Opteum Mortgage Acceptance Corp Asset
                                             Backed Pass-Through Certificates
                                             Series 20, Floating Rate Note, 7/25/35             425,354
 1,000,000           0.53           NR/NR    Pepper Residential Securities Trust,
                                             Floating Rate Note, 7/24/14 (144A)               1,000,000
 2,699,090           1.58          B-/Ba3    RESI Finance LP, Floating Rate Note,
                                             9/10/35 (144A)                                   2,408,427

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   446,774           0.58         BBB+/NR    Residential Asset Securitization Trust
                                             2003-A2, Floating Rate Note, 5/25/33         $     404,262
 2,100,000           0.53           NR/NR    Resimac MBS Trust, Floating Rate Note,
                                             3/7/14 (144A)                                    2,100,566
 1,750,000           0.46           NR/NR    Resimac MBS Trust, Floating Rate Note,
                                             6/7/14                                           1,750,000
 1,085,912           2.65           A+/B2    SASCO Mortgage Pass-Through
                                             Certificates Series 2004-S4, Floating
                                             Rate Note, 12/25/34                              1,092,398
   181,674           0.94          AA+/A3    Sequoia Mortgage Trust 10, Floating Rate
                                             Note, 10/20/27                                     176,908
   630,681           1.11         AA+/Ba1    Sequoia Mortgage Trust 2003-2, Floating
                                             Rate Note, 6/20/33                                 615,373
   275,491           0.80        AA+/Baa3    Sequoia Mortgage Trust 2003-5, Floating
                                             Rate Note, 9/20/33                                 267,974
   471,354           0.50         A+/Baa3    Sequoia Mortgage Trust 2004-10,
                                             Floating Rate Note, 11/20/34                       464,111
 1,116,221           0.45          A/Baa3    Sequoia Mortgage Trust 2004-12,
                                             Floating Rate Note, 1/20/35                      1,008,575
   161,415           0.70         AA/Baa3    Sequoia Mortgage Trust 2004-12,
                                             Floating Rate Note, 1/20/35                        151,008
   271,992           1.75         AA+/Ba1    Sequoia Mortgage Trust 2004-7,
                                             Floating Rate Note, 8/20/34                        272,761
 4,001,490           0.41        AA+/Baa3    Sequoia Mortgage Trust 2005-1, Floating
                                             Rate Note, 2/20/35                               3,847,301
   471,481           0.40        BBB+/Ba3    Sequoia Mortgage Trust 2005-2, Floating
                                             Rate Note, 3/20/35                                 422,124
   250,901           0.90          AA+/A2    Sequoia Mortgage Trust 4, Floating Rate
                                             Note, 11/22/24                                     249,280
    65,815           0.31         AAA/Aaa    Series 2007-1G WST Trust, Floating Rate
                                             Note, 5/21/38 (144A)                                65,660
   158,164                        NR/Baa3    SMA Issuer I LLC, 3.5%, 8/20/25 (144A)             158,419
   143,992           0.38         AAA/Aaa    SMHL Global Fund 2007-1, Floating Rate
                                             Note, 6/12/40                                      142,497
   779,073           1.57          AAA/NR    Springleaf Mortgage Loan Trust 2012-3,
                                             Floating Rate Note, 12/25/59 (144A)                771,528
 2,495,000           1.48          AAA/NR    Starwood Property Mortgage Trust
                                             2013-FV1, Floating Rate Note, 8/11/28
                                             (144A)                                           2,493,189
   994,138           0.88        AA+/Baa2    Structured Asset Mortgage Investments II
                                             Trust 2004-AR1, Floating Rate Note,
                                             3/19/34                                            963,668
 1,244,463           0.84        AA+/Baa1    Structured Asset Mortgage Investments II
                                             Trust 2004-AR5, Floating Rate Note,
                                             10/19/34                                         1,220,201
 2,341,756           1.08        AA+/Baa2    Structured Asset Mortgage Investments
                                             Trust 2002-AR5, Floating Rate Note,
                                             5/19/33                                          2,215,168

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 47

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
   295,663           2.66         A+/Baa3    Structured Asset Securities Corp.
                                             Mortgage Certificates Series 2003-31A,
                                             Floating Rate Note, 10/25/33                 $     297,712
   610,990           1.12           AA/NR    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 1998-8, Floating Rate Note,
                                             8/25/28                                            602,034
   425,300           2.62        AA+/Baa3    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-22A, Floating Rate Note,
                                             6/25/33                                            423,786
 1,134,348           2.47          A+/Ba2    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-24A, Floating Rate Note,
                                             7/25/33                                          1,111,164
   218,561           0.68         A+/Baa3    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-35, Floating Rate Note,
                                             12/25/33                                           211,950
   515,009           0.83           NR/NR    Structured Asset Securities Corp. Reverse
                                             Mortgage Loan Trust 2002-RM1, Floating
                                             Rate Note, 10/25/37 (144A)                         505,352
   684,255           0.48          B-/Ba3    Structured Asset Securities Corp. Trust
                                             2005-14, Floating Rate Note, 7/25/35               611,243
   368,159           1.78        AA+/Baa3    Thornburg Mortgage Securities Trust
                                             Class II2A, Floating Rate Note, 3/25/44            365,482
    78,877                        AAA/Aaa    Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C18, 4.79%, 4/15/42               78,922
 2,407,637                        AAA/Aaa    Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C18, 4.935%,
                                             4/15/42                                          2,516,356
     7,977           5.09         AAA/Aaa    Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C20, Floating Rate
                                             Note, 7/15/42                                        7,995
 1,849,635           0.26          A+/Aaa    Wachovia Bank Commercial Mortgage
                                             Trust Series 2007-WHALE 8, Floating
                                             Rate Note, 6/15/20 (144A)                        1,825,673
   243,688           2.45         A+/Baa2    WaMu Mortgage Pass-Through
                                             Certificates, Floating Rate Note, 1/25/33          244,772
   607,565           2.43         BBB+/NR    WaMu Mortgage Pass-Through
                                             Certificates, Floating Rate Note, 1/25/35          614,935
   531,767           2.49          A+/Ba2    WaMu Mortgage Pass-Through
                                             Certificates, Floating Rate Note, 2/25/33          523,544
    97,116           0.58           NR/A2    WaMu Mortgage Pass-Through
                                             Certificates, Floating Rate Note, 3/25/34           96,334
 1,156,985                        BB+/Ba2    Wells Fargo Mortgage Backed Securities
                                             2005-9 Trust, 5.5%, 10/25/35                     1,157,348

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
    63,027           4.98          NR/Ba2    Wells Fargo Mortgage Backed Securities
                                             2005-AR6 Trust, Floating Rate Note,
                                             4/25/35                                      $      64,370
 1,362,299           4.96        BBB+/Ba3    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 8/25/34               1,390,054
                                                                                          -------------
                                                                                          $ 245,696,661
                                                                                          -------------
                                             Total Banks                                  $ 245,696,661
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.4%
                                             Other Diversified Financial Services -- 2.4%
   625,636           0.92        AA+/Baa1    Bear Stearns ALT-A Trust 2004-13,
                                             Floating Rate Note, 11/25/34                 $     612,180
 1,240,412           0.88         A+/Baa2    Bear Stearns ALT-A Trust 2004-8,
                                             Floating Rate Note, 9/25/34                      1,188,239
   171,560           0.68        AAA/Baa1    Bear Stearns ALT-A Trust 2005-2,
                                             Floating Rate Note, 3/25/35                        167,001
   452,584           2.91         BBB+/B3    Bear Stearns ARM Trust 2004-3, Floating
                                             Rate Note, 7/25/34                                 442,874
   143,475           0.51         AA+/Ba1    Chevy Chase Funding LLC
                                             Mortgage-Backed Certificates Series
                                             2004-1, Floating Rate Note, 1/25/35
                                             (144A)                                             128,475
    71,126           0.48          A+/Ba2    Chevy Chase Funding LLC
                                             Mortgage-Backed Certificates Series
                                             2004-3, Floating Rate Note, 8/25/35
                                             (144A)                                              61,048
    27,514                        NR/Baa3    Citicorp Mortgage Securities REMIC
                                             Pass-Through Certificates Trust Series
                                             2005-4, 5.0%, 7/25/20                               28,800
   228,378           5.95         AAA/Aaa    Credit Suisse Commercial Mortgage Trust
                                             Series 2007-C4, Floating Rate Note,
                                             9/15/39                                            228,928
 3,167,789           0.30          AA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp Series 2007-TFL1,
                                             Floating Rate Note, 2/15/22 (144A)               3,146,780
 2,858,309           0.35          AAA/A1    Credit Suisse Mortgage Capital
                                             Certificates, Floating Rate Note,
                                             10/15/21 (144A)                                  2,846,241
 2,073,210           0.32         AAA/Aaa    Crusade Global Trust, Floating Rate
                                             Note, 11/15/37                                   2,023,704
 2,267,365           0.33         AAA/Aaa    Crusade Global Trust, Floating Rate Note,
                                             4/19/38                                          2,228,442
   748,506           0.35         AAA/Aaa    Crusade Global Trust, Floating Rate Note,
                                             8/14/37                                            742,805
 1,460,000           1.48          AA-/NR    Del Coronado Trust 2013-DEL, Floating
                                             Rate Note, 3/15/26 (144A)                        1,455,240
   892,167           0.53           NR/NR    Fannie Mae Trust 2003-W6, Floating Rate
                                             Note, 9/25/42                                      882,126

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 49

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
 2,024,727           0.43          AA/Aa3    GE Business Loan Trust 2005-1, Floating
                                             Rate Note, 6/15/33 (144A)                    $   1,893,758
 1,700,045           0.36           A/Aa3    GE Business Loan Trust 2006-2, Floating
                                             Rate Note, 11/15/34 (144A)                       1,545,546
   854,714           0.38        BB+/Baa2    Impac Secured Assets Trust 2006-5,
                                             Floating Rate Note, 12/25/36                       773,318
   599,508           0.30         AAA/Aaa    Medallion Trust Series 2007-1G, Floating
                                             Rate Note, 2/27/39                                 597,650
    54,853           2.53           A+/NR    Merrill Lynch Mortgage Investors Trust
                                             Series MLMI 2005-A2, Floating Rate
                                             Note, 2/25/35                                       54,823
 1,750,018                         AAA/NR    Morgan Stanley Capital I Trust 2004-HQ4,
                                             4.97%, 4/14/40                                   1,788,059
 1,665,405           5.11          AAA/NR    Morgan Stanley Capital I Trust 2004-IQ8,
                                             Floating Rate Note, 6/15/40                      1,699,251
   484,623                         NR/Aaa    Morgan Stanley Capital I Trust
                                             2004-TOP13, 4.66%, 9/13/45                         484,939
    59,285                         AAA/NR    Morgan Stanley Capital I Trust 2005-HQ6,
                                             4.882%, 8/13/42                                     59,361
   889,222           0.28         AA+/Aaa    Morgan Stanley Capital I, Inc., Floating
                                             Rate Note, 10/15/20 (144A)                         878,585
 1,750,000           0.31          A+/Aa1    Morgan Stanley Capital I, Inc., Floating
                                             Rate Note, 10/15/20 (144A)                       1,726,690
 1,450,708                          NR/NR    ORES NPL 2013-LV2 LLC, 3.081%,
                                             9/25/25 (144A)                                   1,450,841
   611,368                        NR/Baa3    ORES NPL LLC, 4.0%, 9/25/44 (144A)                 610,225
   166,629           0.73         NR/Baa3    RALI Series 2002-QS16 Trust, Floating
                                             Rate Note, 10/25/17                                158,045
   153,576           0.68         BB-/Ba1    RALI Series 2003-QS11 Trust, Floating
                                             Rate Note, 6/25/33                                 144,240
 1,091,763           0.63           BB/NR    RALI Series 2003-QS22 Trust, Floating
                                             Rate Note, 12/26/33                                996,867
 1,687,035           0.63          AA+/NR    RALI Series 2003-QS5 Trust, Floating
                                             Rate Note, 3/25/18                               1,654,440
   160,108                       BBB+/Ba1    RALI Series 2004-QS1 Trust, 4.25%,
                                             1/25/34                                            160,456
   166,766           0.73        BBB+/Ba1    RALI Series 2004-QS1 Trust, Floating
                                             Rate Note, 1/25/34                                 164,590
    67,028                          NR/B3    RALI Series 2004-QS16 Trust, 5.5%,
                                             12/25/34                                            68,958
   414,661                        BB+/Ba3    RALI Series 2004-QS5 Trust, 4.75%,
                                             4/25/34                                            429,377
   337,777           0.78         BB+/Ba3    RALI Series 2004-QS5 Trust, Floating
                                             Rate Note, 4/25/34                                 326,824
   544,000           1.06         AA+/Aa1    Stanfield Bristol CLO, Ltd., Floating Rate
                                             Note, 10/15/19 (144A)                              532,797

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
   597,329           2.93          BB/Ba2    Structured Adjustable Rate Mortgage
                                             Loan Trust Class 1A1, Floating Rate Note,
                                             3/25/34                                      $     594,574
   510,622           5.28        BBB+/Ba2    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 11/25/34           505,323
   521,575           2.38         A+/Baa1    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 3/25/34            521,721
    90,074           0.58          AAA/A1    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 6/25/35             89,467
 1,752,040                          NR/NR    Vericrest Opportunity Loan Transferee,
                                             2.487%, 2/26/52 (144A)                           1,755,334
   957,720           2.73           NR/NR    Vericrest Opportunity Loan Transferee,
                                             Floating Rate Note, 11/25/60 (144A)                959,573
 1,302,912                          NR/NR    VOLT XV LLC, 3.222%, 5/27/53 (Step)
                                             (144A)                                           1,278,158
                                                                                          -------------
                                                                                          $  40,086,673
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.3%
 1,046,355           1.67         AAA/Aaa    Fosse Master Issuer Plc, Floating Rate
                                             Note, 10/18/54 (144A)                        $   1,053,818
 1,000,000           1.67         AAA/Aaa    Fosse Master Issuer Plc, Floating Rate
                                             Note, 10/18/54 (144A)                            1,004,160
   213,418           2.66         AAA/Aaa    Nomura Asset Acceptance Corp
                                             Alternative Loan Trust Series 2004-AR4,
                                             Floating Rate Note, 12/25/34                       215,389
   136,292                         BBB/B2    Nomura Asset Acceptance Corp
                                             Alternative Loan Trust Series 2005-WF1,
                                             4.786%, 3/25/35                                    139,116
   500,000           1.67         AAA/Aaa    Permanent Master Issuer Plc, Floating
                                             Rate Note, 7/15/42 (144A)                          501,485
 2,500,000           1.77         AAA/Aaa    Permanent Master Issuer Plc, Floating
                                             Rate Note, 7/15/42 (144A)                        2,500,973
   631,000           1.87         AAA/Aaa    Permanent Master Issuer Plc, Floating
                                             Rate Note, 7/15/42 (144A)                          645,182
                                                                                          -------------
                                                                                          $   6,060,123
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.4%
 1,172,874           0.53           NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             12/15/36                                     $   1,171,820
   827,336           0.58           NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             5/15/36                                            827,377
   845,199           0.43           NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             8/15/36                                            840,151
 3,653,823           0.48           NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             8/15/36                                          3,643,771
                                                                                          -------------
                                                                                          $   6,483,119
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 51

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.3%
     6,810                         AAA/NR    Banc of America Merrill Lynch
                                             Commercial Mortgage, Inc., 4.512%,
                                             12/10/42                                     $       6,831
 1,568,402           5.74         AAA/Aaa    Banc of America Merrill Lynch
                                             Commercial Mortgage, Inc., Floating Rate
                                             Note, 6/10/39                                    1,588,308
   329,625                         AAA/NR    Bear Stearns Commercial Mortgage
                                             Securities Trust 2004-PWR3, 4.715%,
                                             2/11/41                                            331,310
 3,058,541           5.20         AAA/Aaa    Bear Stearns Commercial Mortgage
                                             Securities Trust 2004-TOP14, Floating
                                             Rate Note, 1/12/41                               3,085,278
                                                                                          -------------
                                                                                          $   5,011,727
                                                                                          -------------
                                             Total Diversified Financials                 $  57,641,642
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.3%
                                             Mortgage REIT's -- 0.1%
   474,052                        AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.691%, 10/15/39           $     485,251
    24,299           1.53          AA+/A3    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             12/25/33                                            24,249
   352,836           0.92        AAA/Baa1    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             6/25/34                                            339,969
                                                                                          -------------
                                                                                          $     849,469
-------------------------------------------------------------------------------------------------------
                                             Diversified Real Estate Activities -- 0.2%
   994,248           0.66        AA+/Baa1    Mellon Residential Funding Corp.
                                             Mortgage Pass-Through Trust Series 2000
                                             TBC2, Floating Rate Note, 6/15/30            $     983,651
   840,367           0.62         B+/Baa1    Mellon Residential Funding Corp.
                                             Mortgage Pass-Through Trust Series
                                             2000-TBC3, Floating Rate Note,
                                             12/15/30                                           812,289
 2,010,618                        NR/Baa3    RREF 2013 LT2 LLC, 2.833%, 5/22/28
                                             (144A)                                           2,009,186
                                                                                          -------------
                                                                                          $   3,805,126
-------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.0%+
   671,184           2.49           NR/A3    Bear Stearns Mortgage Securities, Inc.,
                                             Floating Rate Note, 6/25/30                  $     678,092
                                                                                          -------------
                                             Total Real Estate                            $   5,332,687
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 11.6%
                                             Government -- 11.6%
 1,203,746                         NR/Aaa    DBRR 2012- EZ1 Trust, 0.946%,
                                             9/25/45 (144A)                               $   1,203,195
   812,736           0.51         AAA/Aaa    Fannie Mae REMIC Trust 2007-W3,
                                             Floating Rate Note, 4/25/37                        810,394
   461,532                        AAA/Aaa    Fannie Mae REMICS, 4.0%, 6/25/37                   466,536
   244,020                        AAA/Aaa    Fannie Mae REMICS, 4.5%, 1/25/38                   246,541
   115,574                        AAA/Aaa    Fannie Mae REMICS, 4.5%, 1/25/39                   120,051
   497,499                        AAA/Aaa    Fannie Mae REMICS, 5.5%, 5/25/30                   504,150
    30,415                        AAA/Aaa    Fannie Mae REMICS, 6.0%, 3/25/27                    30,771
   171,552                        AAA/Aaa    Fannie Mae REMICS, 6.0%, 3/25/35                   178,943
   348,018           0.83         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             1/18/32                                            350,737
   542,591           0.88         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             1/25/32                                            547,771
   648,845           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             1/25/33                                            652,371
   602,081           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             1/25/40                                            606,726
   916,728           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/25/35                                           916,393
    48,014           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/25/35                                            47,960
 2,252,154           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/25/36                                         2,258,487
   195,617           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/25/37                                           196,398
   874,111           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/25/37                                           881,571
 1,047,885           1.40         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/25/38                                         1,061,481
 2,382,000           0.38         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             10/27/37                                         2,383,722
 2,727,825           1.18         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/18/32                                         2,780,682
   620,658           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/31                                           624,469
   546,179           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/31                                           546,263
 1,076,811           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/33                                         1,078,777
 1,144,547           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/34                                         1,145,447
   497,228           0.50         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/36                                           497,771

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 53

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
 3,090,694           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/40                                     $   3,145,755
   142,071           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/23                                           142,827
   480,120           1.18         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/23                                           487,643
   118,564           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/30                                           119,154
 1,722,637           1.08         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/31                                         1,750,837
   580,010           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/32                                           584,568
   431,999           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/32                                           434,139
   547,327           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/35                                           547,207
   396,464           0.42         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/36                                           395,386
 1,391,809           0.80         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/37                                         1,398,983
   319,380           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/38                                           319,688
   437,384           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/49                                           439,116
    31,217           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/17                                             31,240
   508,421           0.93         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/33                                            514,172
 1,178,907           0.53         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/33                                          1,177,175
 1,083,530           0.51         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/35                                          1,083,024
 1,628,443           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/37                                          1,623,794
   829,034           0.38         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/37                                            824,147
   482,678           0.88         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/38                                            484,020
   859,579           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             2/25/38                                            859,173
   255,051           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/23                                            255,278
   737,346           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/24                                            742,565
   419,185           0.46         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/28                                            420,560

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
 1,567,766           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/34                                      $   1,570,277
 1,749,304           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/35                                          1,746,463
   283,170           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/35                                            283,134
   141,167           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/36                                            141,148
   291,381           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/36                                            292,128
   359,392           1.18         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/37                                            366,954
 1,202,469           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/37                                          1,200,111
   718,240           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             3/25/37                                            716,314
   150,933           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/25                                            151,184
   201,066           0.83         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/30                                            202,134
 2,596,610           1.08         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/32                                          2,642,673
   346,002           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/33                                            347,532
   956,821           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/37                                            954,481
   268,630           0.41         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/37                                            267,991
   530,474           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             4/25/42                                            533,429
   552,141           0.69         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/33                                            552,446
 1,194,898           0.53         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/36                                          1,191,326
 1,974,203           0.49         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/36                                          1,969,556
 1,621,208           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/37                                          1,617,582
   355,730           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/40                                            358,189
 1,951,041           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/40                                          1,952,749
 1,502,534           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/40                                          1,507,300
 5,180,557           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             5/25/41                                          5,154,462

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 55

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
   259,178           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/23                                      $     259,662
 1,244,613           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/36                                          1,249,650
 1,107,369           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/36                                          1,103,587
 1,354,895           0.42         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/37                                          1,349,736
 2,429,695           0.38         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/37                                          2,418,499
 1,756,352           0.44         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/37                                          1,748,559
   109,089           0.41         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/37                                            108,815
   512,533           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/37                                            511,192
   159,127           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             6/25/37                                            159,615
    47,052           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/18/27                                             47,095
   600,683           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/31                                            604,993
   410,281           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/31                                            413,639
   267,308           1.18         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/32                                            272,978
   615,646           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/34                                            616,669
   186,104           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/34                                            186,726
 2,473,170           0.48         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/35                                          2,470,210
 1,047,962           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/35                                          1,048,813
   379,299           0.47         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/36                                            378,986
 1,697,505           0.66         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/36                                          1,700,944
   385,317           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             7/25/37                                            386,546
   297,932           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             8/25/31                                            299,580
   124,996           0.78         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             8/25/32                                            125,931
    31,622           0.58         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             8/25/33                                             31,635

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
   357,471           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             8/25/36                                      $     356,799
    57,403           0.98          AA+/NR    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/20                                             57,714
   110,845           1.08         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/21                                            112,019
   527,298           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/32                                            530,132
   577,318           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/32                                            577,782
 2,916,129           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/33                                          2,930,147
 1,425,401           0.75         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/36                                          1,423,027
   445,218           0.43         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/36                                            445,148
 1,581,608           0.68         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/37                                          1,588,208
   606,147           0.63         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/37                                            608,868
   577,938           0.75         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/37                                            581,854
   347,071           0.73         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/37                                            349,092
    57,835           0.93         AAA/Aaa    Fannie Mae REMICS, Floating Rate Note,
                                             9/25/38                                             57,901
   154,239           2.67         AAA/Aaa    Fannie Mae Trust 2005-W3, Floating Rate
                                             Note, 4/25/45                                      164,083
   268,332           2.24         AAA/Aaa    Fannie Mae Trust 2005-W4, Floating Rate
                                             Note, 6/25/35                                      274,268
 1,131,322           0.44         AAA/Aaa    Fannie Mae Whole Loan, Floating Rate
                                             Note, 11/25/46                                   1,127,725
    18,451                        AAA/Aaa    Freddie Mac REMICS, 3.5%, 11/15/22                  18,599
 1,228,551                        AAA/Aaa    Freddie Mac REMICS, 3.5%, 6/15/28                1,262,099
   184,545                        AAA/Aaa    Freddie Mac REMICS, 4.0%, 1/15/24                  189,039
    78,988                        AAA/Aaa    Freddie Mac REMICS, 4.0%, 11/15/23                  81,329
   335,541                        AAA/Aaa    Freddie Mac REMICS, 4.0%, 12/15/22                 340,680
    79,559                        AAA/Aaa    Freddie Mac REMICS, 5.0%, 12/15/32                  80,791
   487,489                        AAA/Aaa    Freddie Mac REMICS, 5.0%, 6/15/34                  502,492
    51,224                        AAA/Aaa    Freddie Mac REMICS, 5.0%, 7/15/32                   51,739
    44,396                        AAA/Aaa    Freddie Mac REMICS, 5.5%, 5/15/33                   44,844
   769,089           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             1/15/33                                            769,898
   513,090           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             1/15/36                                            513,130

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 57

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
 5,865,080           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             1/15/37                                      $   5,888,541
   225,755           0.33         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             10/15/20                                           225,403
   146,367           1.13         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             10/15/31                                           149,169
 1,316,128           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             10/15/35                                         1,313,056
 2,049,663           0.76         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             10/15/37                                         2,057,620
 1,148,474           0.80         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             10/15/37                                         1,154,228
   327,571           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/18                                           328,011
   226,936           0.78         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/31                                           228,557
   382,459           1.18         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/33                                           391,325
   255,717           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/35                                           255,836
 1,426,977           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/36                                         1,427,031
   721,335           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/36                                           721,365
   316,942           0.43         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/36                                           316,217
 2,418,245           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/37                                         2,413,515
   849,632           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             11/15/40                                           852,071
   225,525           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/20                                           227,041
   622,629           0.63         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/28                                           624,629
   302,320           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/32                                           301,801
    35,294           0.63         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/32                                            35,295
    45,477           0.68         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/32                                            45,749
 1,132,017           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/32                                         1,133,233
   516,490           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/32                                           517,062
   840,304           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/34                                           838,627

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
 1,442,352           0.46         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/36                                     $   1,439,277
 1,160,919           0.88         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/39                                         1,167,784
   831,515           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             12/15/41                                           831,128
   587,475           0.41         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/19                                            587,585
   693,717           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/25                                            696,380
   355,698           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/29                                            355,483
 1,172,584           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/30                                          1,171,734
   629,136           0.73         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/33                                            631,518
   969,644           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/33                                            967,817
   630,972           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/36                                            630,719
 1,054,069           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/36                                          1,054,846
 2,434,362           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/37                                          2,430,842
   826,821           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             2/15/39                                            829,094
 2,021,008           1.23         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/24                                          2,054,513
   230,296           0.88         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/32                                            232,335
 1,038,114           1.18         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/32                                          1,058,053
 1,503,826           1.18         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/32                                          1,535,264
 1,626,572           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/36                                          1,627,000
 2,993,140           0.45         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/37                                          2,983,685
   770,109           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/38                                            769,600
   402,421           0.63         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/39                                            401,402
 4,858,731           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/41                                          4,834,540
   929,799           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             3/15/41                                            928,872

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 59

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
   499,250           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             4/15/35                                      $     498,739
   988,561           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             4/15/36                                            987,528
   172,767           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/29                                            172,712
   332,918           1.68         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/33                                            342,774
 1,081,496           0.52         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/35                                          1,081,162
 1,245,388           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/35                                          1,244,323
   601,575           0.52         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/37                                            601,162
   406,093           1.43         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/37                                            411,922
   155,642           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             5/15/41                                            155,696
   213,302           0.63         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/23                                            214,663
   248,054           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/31                                            248,158
   776,568           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/33                                            776,273
   828,672           0.60         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/36                                            830,716
 3,314,412           0.49         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/36                                          3,308,722
 1,474,773           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/38                                          1,476,335
 1,144,976           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             6/15/40                                          1,143,975
   473,720           0.43         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/21                                            473,309
   966,361           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/23                                            970,220
   873,506           0.42         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/34                                            873,150
 1,696,783           0.68         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/36                                          1,703,757
    80,310           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/36                                             80,365
 1,738,628           0.38         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/36                                          1,732,360
   811,154           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             7/15/40                                            807,306

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
   631,579           0.38         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/26                                      $     634,346
 1,724,527           0.63         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/31                                          1,740,598
 2,239,836           0.63         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/33                                          2,253,356
 1,284,642           0.43         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/35                                          1,283,342
   601,721           0.43         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/35                                            601,250
 1,528,107           0.43         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/36                                          1,524,056
   865,731           0.53         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             8/15/40                                            862,875
 1,018,587           0.48         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             9/15/26                                          1,020,683
   394,967           0.78         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             9/15/32                                            398,121
   514,421           0.60         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             9/15/36                                            515,397
   426,353           0.58         AAA/Aaa    Freddie Mac REMICS, Floating Rate Note,
                                             9/15/36                                            426,895
   147,344                        AAA/Aaa    Government National Mortgage
                                             Association, 4.5%, 11/20/34                        150,663
   290,025                        AAA/Aaa    Government National Mortgage
                                             Association, 4.5%, 5/20/33                         293,407
 1,610,901                        AAA/Aaa    Government National Mortgage
                                             Association, 5.75%, 8/20/36                      1,639,298
 1,367,464           0.39         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/16/33                                          1,372,582
 1,575,415           0.43         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/16/35                                          1,568,622
   411,543           0.43         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/20/33                                            412,166
   314,532           0.68         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/20/37                                            314,759
   565,764           0.86         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/16/39                                           574,961
   993,710           0.58         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/20/38                                           996,343

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 61

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
 1,544,452           0.43         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             2/20/35                                      $   1,540,028
   394,001           0.58         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             2/20/38                                            395,250
   687,459           0.48         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             4/16/29                                            692,499
   301,236           0.73         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             4/16/32                                            304,160
 1,264,133           0.58         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             5/16/38                                          1,270,198
   308,808           0.68         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             6/16/31                                            311,444
 2,141,231           0.43         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             7/20/41                                          2,139,226
   740,865           1.18         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             8/16/39                                            752,108
   848,395           0.58         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             8/20/35                                            849,634
   676,783           0.68         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             8/20/38                                            682,865
   962,756           0.43         AAA/Aaa    Government National Mortgage
                                             Association, Floating Rate Note,
                                             9/16/31                                            967,770
                                                                                          -------------
                                                                                          $ 195,460,170
                                                                                          -------------
                                             Total Government                             $ 195,460,170
-------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $505,691,921)                          $ 506,462,654
-------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 23.3%
                                             ENERGY -- 0.3%
                                             Integrated Oil & Gas -- 0.2%
 3,355,000           0.65         AA-/Aa1    Total Capital Canada, Ltd., Floating Rate
                                             Note, 1/15/16                                $   3,371,070
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.1%
 1,650,000           0.90         NR/Baa1    Enbridge, Inc., Floating Rate Note,
                                             10/1/16                                      $   1,651,462
                                                                                          -------------
                                             Total Energy                                 $   5,022,532
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.3%
                                             Diversified Metals & Mining -- 0.2%
 1,650,000           0.50           A+/A1    BHP Billiton Finance USA, Ltd., Floating
                                             Rate Note, 9/30/16                           $   1,650,988
 1,130,000           1.09           A-/A3    Rio Tinto Finance USA Plc, Floating Rate
                                             Note, 6/17/16                                    1,135,482
                                                                                          -------------
                                                                                          $   2,786,470
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.1%
 1,800,000           1.42        BBB/Baa2    Glencore Funding LLC, Floating Rate
                                             Note, 5/27/16 (144A)                         $   1,762,636
                                                                                          -------------
                                             Total Materials                              $   4,549,106
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.1%
                                             Aerospace & Defense -- 0.1%
 2,372,000           0.53            A/A2    United Technologies Corp., Floating Rate
                                             Note, 12/2/13                                $   2,373,352
                                                                                          -------------
                                             Total Capital Goods                          $   2,373,352
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Railroads -- 0.1%
 1,500,000                       BBB/Baa2    CSX Corp., 5.3%, 2/15/14                     $   1,524,676
                                                                                          -------------
                                             Total Transportation                         $   1,524,676
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.6%
                                             Auto Parts & Equipment -- 0.1%
 2,342,000           0.68       BBB+/Baa1    Johnson Controls, Inc., Floating Rate
                                             Note, 2/4/14                                 $   2,345,007
-------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.5%
 1,500,000                          A-/A3    Daimler Finance North America LLC,
                                             1.3%, 7/31/15 (144A)                         $   1,506,630
   300,000           1.05           A-/A3    Daimler Finance North America LLC,
                                             Floating Rate Note, 4/10/14 (144A)                 300,962
 1,500,000           0.94           A-/A3    Daimler Finance North America LLC,
                                             Floating Rate Note, 8/1/16 (144A)                1,503,375
 1,500,000           0.95         BBB+/A3    Nissan Motor Acceptance Corp., Floating
                                             Rate Note, 9/26/16 (144A)                        1,502,451
 1,500,000                          A-/A3    Volkswagen International Finance NV,
                                             1.875%, 4/1/14 (144A)                            1,509,675
 1,000,000           0.86           A-/A3    Volkswagen International Finance NV,
                                             Floating Rate Note, 11/20/14 (144A)              1,004,655
   300,000           1.00           A-/A3    Volkswagen International Finance NV,
                                             Floating Rate Note, 3/21/14 (144A)                 300,894
                                                                                          -------------
                                                                                          $   7,628,642
                                                                                          -------------
                                             Total Automobiles & Components               $   9,973,649
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 63

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Education Services -- 0.1%
 1,500,000                         AA/Aa1    Cornell University, 4.35%, 2/1/14            $   1,518,166
                                                                                          -------------
                                             Total Consumer Services                      $   1,518,166
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.2%
                                             Broadcasting -- 0.2%
 2,694,000           0.81           A-/A3    NBCUniversal Enterprise, Inc., Floating
                                             Rate Note, 4/15/16 (144A)                    $   2,707,551
 1,500,000                          A-/A3    NBCUniversal Media LLC, 2.1%, 4/1/14             1,512,120
                                                                                          -------------
                                                                                          $   4,219,671
                                                                                          -------------
                                             Total Media                                  $   4,219,671
-------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.6%
                                             Brewers -- 0.3%
 2,300,000                           A/A3    Anheuser-Busch InBev Worldwide, Inc.,
                                             1.5%, 7/14/14                                $   2,320,150
 1,500,000           0.81            A/A3    Anheuser-Busch InBev Worldwide, Inc.,
                                             Floating Rate Note, 1/27/14                      1,502,824
 2,000,000           0.63            A/A3    Anheuser-Busch InBev Worldwide, Inc.,
                                             Floating Rate Note, 7/14/14                      2,004,052
                                                                                          -------------
                                                                                          $   5,827,026
-------------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.1%
   551,000                         BBB/A3    Coca-Cola Enterprises, Inc., 2.125%,
                                             9/15/15                                      $     563,213
   860,000           0.47           A-/A1    PepsiCo, Inc., Floating Rate Note,
                                             2/26/16                                            860,424
   850,000           0.24         AA-/Aa3    The Coca-Cola Co., Floating Rate Note,
                                             3/5/15                                             849,564
                                                                                          -------------
                                                                                          $   2,273,201
-------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.1%
 1,500,000           0.56         BBB+/A2    Campbell Soup Co., Floating Rate Note,
                                             8/1/14                                       $   1,501,474
-------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.1%
 1,500,000           0.31            A/A2    Philip Morris International, Inc., Floating
                                             Rate Note, 2/26/15                           $   1,499,480
                                                                                          -------------
                                             Total Food, Beverage & Tobacco               $  11,101,181
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.1%
                                             Health Care Equipment -- 0.1%
   895,000           0.43            A/A3    Baxter International, Inc., Floating Rate
                                             Note, 12/11/14                               $     895,355
-------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.0%+
   708,000                      BBB+/Baa3    Express Scripts Holding Co., 2.1%,
                                             2/12/15                                      $     719,300
                                                                                          -------------
                                             Total Health Care Equipment
                                             & Services                                   $   1,614,655
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 5.6%
                                             Diversified Banks -- 3.0%
   250,000           2.26           A/Aa3    Banco Santander Chile, Floating Rate
                                             Note, 2/14/14 (144A)                         $     250,839
   250,000           1.31          A+/Aa2    Bank of Nova Scotia, Floating Rate Note,
                                             1/12/15                                            252,849
 1,500,000           0.79          A+/Aa2    Bank of Nova Scotia, Floating Rate Note,
                                             7/15/16                                          1,505,388
 1,650,000           0.75         AA-/Aa2    Commonwealth Bank of Australia,
                                             Floating Rate Note, 10/28/13 (144A)              1,650,551
 1,575,000           0.73         AA-/Aa2    Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, Floating Rate Note,
                                             3/18/16                                          1,576,564
 1,000,000                          NR/A2    HSBC Bank Middle East, Ltd., 3.0%,
                                             10/21/15                                         1,023,800
 4,619,000           1.07         AA-/Aa3    HSBC Bank Plc, Floating Rate Note,
                                             1/17/14 (144A)                                   4,629,157
 4,340,000           1.17         AA-/Aa3    Nordea Bank AB, Floating Rate Note,
                                             1/14/14 (144A)                                   4,350,876
 2,500,000           0.72         AA-/Aa3    Nordea Bank AB, Floating Rate Note,
                                             5/13/16 (144A)                                   2,507,860
 2,700,000           0.96         AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 10/30/14                                   2,719,802
 2,000,000           0.57         AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 4/17/14                                    2,003,316
 2,000,000           0.71         AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 9/9/16                                     2,007,020
 1,500,000           0.94          A+/Aa3    Sumitomo Mitsui Banking Corp.,
                                             Floating Rate Note, 7/19/16                      1,509,138
 1,500,000           1.03           A+/A1    Sumitomo Mitsui Trust Bank, Ltd.,
                                             Floating Rate Note, 9/16/16 (144A)               1,507,432
 1,275,000           0.70         AA-/Aa3    Svenska Handelsbanken AB, Floating
                                             Rate Note, 3/21/16                               1,277,896
 1,000,000           0.72         AA-/Aa3    Svenska Handelsbanken AB, Floating
                                             Rate Note, 9/23/16                               1,001,475
 1,100,000                        AA-/Aa1    The Toronto-Dominion Bank, 1.375%,
                                             7/14/14                                          1,109,366
 1,500,000           0.72         AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 11/1/13                               1,500,810
 1,000,000           0.45         AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 5/1/15                                  999,716
 1,200,000           0.57         AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 7/14/14                               1,202,695
 1,555,000                          A+/A1    US Bancorp, 4.2%, 5/15/14                        1,592,444
 1,983,000           0.60            A/A3    Wachovia Corp., Floating Rate Note,
                                             10/28/15                                         1,974,503
 1,040,000                           A/A3    Wells Fargo & Co., 4.95%, 10/16/13               1,041,738

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 65

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
 2,503,000           0.46           A+/A2    Wells Fargo & Co., Floating Rate Note,
                                             10/28/15                                     $   2,497,949
 3,175,000           1.17           A+/A2    Wells Fargo & Co., Floating Rate Note,
                                             6/26/15                                          3,210,525
 1,500,000           0.79           A+/A2    Wells Fargo & Co., Floating Rate Note,
                                             7/20/16                                          1,505,424
 1,935,000           0.99          A-/Aa2    Westpac Banking Corp., Floating Rate
                                             Note, 12/9/13                                    1,937,765
   500,000           1.07          NR/Aaa    Westpac Banking Corp., Floating Rate
                                             Note, 7/17/15 (144A)                               505,021
 1,000,000           0.56          A-/Aa2    Westpac Banking Corp., Floating Rate
                                             Note, 9/26/14                                      998,654
                                                                                          -------------
                                                                                          $  49,850,573
-------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 2.4%
 1,500,000                          A-/A2    BB&T Corp., 2.05%, 4/28/14                   $   1,511,674
 3,863,000           0.96           A-/A2    BB&T Corp., Floating Rate Note,
                                             4/28/14                                          3,874,925
 1,000,000           0.57           A-/A2    Branch Banking & Trust Co., Floating
                                             Rate Note, 9/13/16                                 987,656
 1,900,000           0.70         BBB+/A3    Capital One NA, Floating Rate Note,
                                             3/22/16                                          1,897,811
 6,101,000                           A/A1    Credit Suisse New York NY, 5.5%,
                                             5/1/14                                           6,281,193
 1,000,000           0.67        BBB/Baa2    Fifth Third Bancorp, Floating Rate
                                             Note, 12/20/16                                     982,197
 2,600,000           0.67           A-/A3    Fifth Third Bank Cincinnati Ohio,
                                             Floating Rate Note, 2/26/16                      2,596,917
 1,000,000           0.41          A+/Aa3    Mellon Funding Corp., Floating Rate
                                             Note, 5/15/14                                    1,001,057
 2,100,000           0.60           A-/A3    National City Bank Cleveland Ohio,
                                             Floating Rate Note, 12/15/16                     2,069,836
 2,250,000           0.57            A/A2    PNC Bank NA, Floating Rate Note,
                                             1/28/16                                          2,248,009
 1,150,000           0.58            A/A2    PNC Bank NA, Floating Rate Note,
                                             4/29/16                                          1,147,682
 1,000,000                          A-/A3    PNC Funding Corp., 5.4%, 6/10/14                 1,033,602
 2,294,000           0.47           A-/A3    PNC Funding Corp., Floating Rate
                                             Note, 1/31/14                                    2,294,842
 1,350,000           0.46          A+/Aa3    State Street Bank and Trust Co.,
                                             Floating Rate Note, 12/8/15                      1,341,378
 1,500,000           4.48        BBB/Baa3    The PNC Financial Services Group,
                                             Inc., Floating Rate Note (Perpetual)             1,492,500
 3,950,000           1.26            A/A2    UBS AG, Floating Rate Note, 1/28/14              3,962,814
 1,000,000           1.00           A+/A2    Union Bank NA, Floating Rate Note,
                                             9/26/16                                          1,007,473
 3,355,000           0.55           A+/A1    US Bank NA Cincinnati Ohio, Floating
                                             Rate Note, 10/14/14                              3,357,801

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Regional Banks -- (continued)
   975,000           0.47           A+/A1    Wells Fargo Bank NA, Floating Rate
                                             Note, 5/16/16                                $     964,660
                                                                                          -------------
                                                                                          $  40,054,027
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
 2,502,000                       BBB/Baa2    Santander Holdings USA, Inc.
                                             Pennsylvania, 3.0%, 9/24/15                  $   2,574,530
 1,220,000           0.70         AAA/Aaa    Swedbank Hypotek AB, Floating Rate
                                             Note, 3/28/14 (144A)                             1,222,773
                                                                                          -------------
                                                                                          $   3,797,303
                                                                                          -------------
                                             Total Banks                                  $  93,701,903
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 8.1%
                                             Other Diversified Financial Services -- 2.5%
 1,500,000           3.68           BB/NR    Atlas IX Capital, Ltd., Floating Rate
                                             Note, 1/17/19 (Cat Bond) (144A)              $   1,500,300
 6,000,000           1.07         A-/Baa2    Bank of America Corp., Floating Rate
                                             Note, 3/22/16                                    6,022,368
 1,000,000                      BBB+/Baa3    Citigroup, Inc., 5.0%, 9/15/14                   1,037,693
 1,459,000                        A-/Baa2    Citigroup, Inc., 6.0%, 12/13/13                  1,474,824
   655,000           1.72         A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             1/13/14                                            657,281
 2,692,000           0.55         A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             11/5/14                                          2,688,153
 1,325,000           1.06         A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             4/1/16                                           1,328,034
 1,500,000           1.23         A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             7/25/16                                          1,513,322
   250,000           9.00          BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                           259,750
   525,000           5.00          BB+/NR    Embarcadero Reinsurance, Ltd., Floating
                                             Rate Note, 8/7/15 (Cat Bond) (144A)                543,428
   822,000           1.12          AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 1/7/14                                  823,828
 2,300,000           0.87          AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 1/8/16                                2,309,832
 2,420,000           0.96          AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 4/24/14                               2,429,264
 1,967,000           0.90          AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 4/7/14                                1,973,237
   500,000           1.30          AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 7/2/15                                  506,780
   500,000           1.38          AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 8/1/17                                  499,950
 2,250,000           4.00          BB+/NR    Ibis Re II, Ltd., Floating Rate Note,
                                             6/28/16 (Cat Bond) (144A)                        2,288,925
 2,630,000           1.06            A/A2    JPMorgan Chase & Co., Floating Rate
                                             Note, 1/24/14                                    2,636,333

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 67

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services -- (continued)
 2,000,000           0.93            A/A2    JPMorgan Chase & Co., Floating Rate
                                             Note, 10/15/15                               $   2,006,510
 1,800,000           0.88            A/A2    JPMorgan Chase & Co., Floating Rate
                                             Note, 2/26/16                                    1,803,100
 1,000,000           0.97           A-/A3    JPMorgan Chase & Co., Floating Rate
                                             Note, 3/31/16                                      986,107
 1,000,000           1.00            A/A2    JPMorgan Chase & Co., Floating Rate
                                             Note, 5/2/14                                     1,003,831
 2,250,000           7.25          BB-/NR    Northshore Re, Ltd., Floating Rate Note,
                                             7/5/16 (Cat Bond) (144A)                         2,296,575
 1,250,000           6.50           NR/NR    Queen Street VIII Re, Ltd., Floating Rate
                                             Note, 6/8/16 (Cat Bond) (144A)                   1,258,500
   400,000           3.00         BBB-/NR    Vita Capital IV, Ltd., Floating Rate Note,
                                             1/15/16 (Cat Bond) (144A)                          407,080
 1,500,000           2.80         BBB-/NR    Vita Capital V, Ltd., Floating Rate Note,
                                             1/15/17 (Cat Bond) (144A)                        1,529,100
   500,000           3.50          BB+/NR    Vita Capital V, Ltd., Floating Rate Note,
                                             1/15/17 (Cat Bond) (144A)                          509,550
                                                                                          -------------
                                                                                          $  42,293,655
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.0%
   500,000           4.25          BB+/NR    Armor Re, Ltd., Floating Rate Note,
                                             5/14/14 (Cat Bond) (144A)                    $     506,750
 1,000,000           5.25          BB+/NR    Kibou, Ltd., Floating Rate Note,
                                             2/16/15 (Cat Bond) (144A)                        1,031,900
 2,516,000                        AA+/Aa2    MassMutual Global Funding II, 2.875%,
                                             4/21/14 (144A)                                   2,552,485
 3,000,000           0.42         AA+/Aa2    MassMutual Global Funding II, Floating
                                             Rate Note, 12/6/13 (144A)                        3,001,290
 2,059,000                          A+/A1    National Rural Utilities Cooperative
                                             Finance Corp., 1.125%, 11/1/13                   2,060,260
 2,790,000           0.35            A/A2    National Rural Utilities Cooperative
                                             Finance Corp., Floating Rate Note,
                                             2/18/14                                          2,789,356
 2,925,000           0.52            A/A2    National Rural Utilities Cooperative
                                             Finance Corp., Floating Rate Note,
                                             4/4/14                                           2,927,972
 2,500,000           3.50          BB+/NR    Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                         2,483,250
                                                                                          -------------
                                                                                          $  17,353,263
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 2.3%
 1,500,000           1.36           A-/A2    American Express Credit Corp., Floating
                                             Rate Note, 6/12/15                           $   1,521,584
 3,525,000           1.10           A-/A2    American Express Credit Corp., Floating
                                             Rate Note, 6/24/14                               3,544,151
 2,250,000           0.77           A-/A2    American Express Credit Corp., Floating
                                             Rate Note, 7/29/16                               2,256,934

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- (continued)
 1,300,000           0.36           A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 11/13/14 (144A)                   $   1,301,186
 1,500,000           0.40           A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 4/8/14 (144A)                         1,500,843
   825,000           0.64           A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 5/26/16 (144A)                          826,870
 1,275,000           0.72           A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 5/8/14 (144A)                         1,278,088
 1,500,000           0.65           A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 6/18/14 (144A)                        1,505,190
 4,440,000                       BBB/Baa1    Capital One Financial Corp., 2.125%,
                                             7/15/14                                          4,489,213
 3,244,000           1.42        BBB/Baa1    Capital One Financial Corp., Floating
                                             Rate Note, 7/15/14                               3,261,725
 1,500,000           0.50            A/A2    Caterpillar Financial Services Corp.,
                                             Floating Rate Note, 2/26/16                      1,500,810
 2,000,000           0.62            A/A2    Caterpillar Financial Services Corp.,
                                             Floating Rate Note, 2/9/15                       2,006,550
   897,000           0.42            A/A2    John Deere Capital Corp., Floating Rate
                                             Note, 4/25/14                                      897,871
 2,000,000           0.39           A+/A1    PACCAR Financial Corp., Floating Rate
                                             Note, 5/5/15                                     1,998,738
   250,000           0.51           A+/A1    PACCAR Financial Corp., Floating Rate
                                             Note, 6/5/14                                       250,436
   554,000                        AA-/Aa3    Toyota Motor Credit Corp., 1.25%,
                                             11/17/14                                           559,800
 1,000,000           0.67         AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 1/17/14                                    1,001,100
 1,290,000           0.43         AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 1/23/15                                    1,292,054
 3,290,000           0.72         AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 10/11/13                                   3,290,405
 2,000,000           0.26           NR/NR    Toyota Motor Credit Corp., Floating Rate
                                             Note, 4/7/14                                     1,999,694
 1,000,000           0.55         AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 5/17/16                                    1,002,624
 1,000,000           0.40          AA-/NR    Toyota Motor Credit Corp., Floating Rate
                                             Note, 9/18/15                                      999,414
                                                                                          -------------
                                                                                          $  38,285,280
-------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks -- 0.9%
 1,550,000                          A+/A1    Northern Trust Corp., 4.625%, 5/1/14 $           1,588,730
 3,645,000                          A+/A1    State Street Corp., 4.3%, 5/30/14                3,740,699
 3,100,000           0.61           A+/A1    State Street Corp., Floating Rate Note,
                                             3/7/14                                           3,103,646
 1,219,000                         A+/Aa3    The Bank of New York Mellon Corp.,
                                             4.3%, 5/15/14                                    1,248,825

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 69

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- (continued)
 1,300,000           0.55          A+/Aa3    The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 1/31/14                  $   1,301,027
 1,468,000           0.49          A+/Aa3    The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 10/23/15                     1,468,956
 1,000,000           0.49          A+/Aa3    The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 3/4/16                         998,336
 2,000,000           0.53          A+/Aa3    The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 7/28/14                      2,002,948
                                                                                          -------------
                                                                                          $  15,453,167
-------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 1.4%
 3,038,000                        A-/Baa2    Merrill Lynch & Co, Inc., 5.45%,
                                             7/15/14                                      $   3,149,394
 3,620,000           1.86         A-/Baa1    Morgan Stanley, Floating Rate Note,
                                             1/24/14                                          3,633,427
 4,350,000           1.51         A-/Baa1    Morgan Stanley, Floating Rate Note,
                                             2/25/16                                          4,388,228
   400,000           0.98            A/A2    The Bear Stearns Companies LLC,
                                             Floating Rate Note, 10/28/14                       401,584
 2,465,000           0.65            A/A2    The Bear Stearns Companies LLC,
                                             Floating Rate Note, 11/21/16                     2,441,481
 1,000,000           1.26           A-/A3    The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 11/21/14                     1,005,723
 2,974,000           1.27           A-/A3    The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 2/7/14                       2,982,452
 3,000,000           0.70           A-/A3    The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 3/22/16                      2,974,671
 2,000,000           0.85           A-/A3    The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 9/29/14                      2,005,098
                                                                                          -------------
                                                                                          $  22,982,058
                                                                                          -------------
                                             Total Diversified Financials                 $ 136,367,423
-------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 5.1%
                                             Life & Health Insurance -- 0.7%
 1,500,000           0.43         BBB+/A3    Hartford Life Global Funding Trusts,
                                             Floating Rate Note, 6/16/14                  $   1,499,612
 1,650,000           0.44           AA/A1    Jackson National Life Global Funding,
                                             Floating Rate Note, 3/17/14 (144A)               1,651,671
   410,000                          A-/NR    Jefferson-Pilot Corp., 4.75%, 1/30/14              415,779
 1,205,000           0.64         AA-/Aa3    MetLife Institutional Funding II, Floating
                                             Rate Note, 1/6/15 (144A)                         1,209,098
 2,530,000           0.63          A+/Aa3    Principal Life Global Funding II, Floating
                                             Rate Note, 5/27/16 (144A)                        2,535,409
 2,000,000           0.52        BBB/Baa1    Sun Life Financial Global Funding III LP,
                                             Floating Rate Note, 10/6/13 (144A)               2,000,014
 1,000,000           2.75         BBB+/NR    Vitality Re IV, Ltd., Floating Rate Note,
                                             1/9/17 (Cat Bond) (144A)                         1,017,500

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- (continued)
 1,000,000           4.52         BBB+/NR    Vitality Re, Ltd., Floating Rate Note,
                                             1/7/14 (Cat Bond) (144A)                     $   1,006,700
                                                                                          -------------
                                                                                          $  11,335,783
-------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.7%
   700,000                      BBB-/Baa2    Liberty Mutual Group, Inc., 5.75%,
                                             3/15/14 (144A)                               $     712,895
 2,675,000                        AA-/Aa3    Metropolitan Life Global Funding I,
                                             2.0%, 1/10/14 (144A)                             2,687,252
 2,350,000           1.02         AA-/Aa3    Metropolitan Life Global Funding I,
                                             Floating Rate Note, 1/10/14 (144A)               2,354,521
 1,500,000           0.80         AA-/Aa3    Metropolitan Life Global Funding I,
                                             Floating Rate Note, 7/15/16 (144A)               1,503,316
 1,000,000                        AA+/Aaa    New York Life Global Funding, 0.75%,
                                             7/24/15 (144A)                                   1,001,351
 1,450,000           0.61         AA+/Aaa    New York Life Global Funding, Floating
                                             Rate Note, 5/23/16 (144A)                        1,453,808
 1,300,000           0.26         AA+/Aaa    New York Life Global Funding, Floating
                                             Rate Note, 7/30/14 (144A)                        1,300,265
                                                                                          -------------
                                                                                          $  11,013,408
-------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.1%
 1,650,000                      BBB+/Baa2    XL Group Plc, 5.25%, 9/15/14                 $   1,719,269
-------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 3.6%
 1,000,000           8.14          BB-/NR    Atlas Reinsurance VII, Ltd., Floating
                                             Rate Note, 1/7/16 (Cat Bond) (144A)          $   1,024,200
 2,125,000           4.37          BB+/NR    Blue Danube II, Ltd., Floating Rate
                                             Note, 5/23/16 (Cat Bond) (144A)                  2,136,262
   600,000           6.12          BB+/NR    Blue Danube, Ltd., Floating Rate
                                             Note, 4/10/15 (Cat Bond) (144A)                    622,860
   945,000          10.87          BB-/NR    Blue Danube, Ltd., Floating Rate
                                             Note, 4/10/15 (Cat Bond) (144A)                  1,014,080
   750,000           2.50          BB+/NR    Bosphorus 1 Re, Ltd., Floating Rate
                                             Note, 5/3/16 (Cat Bond) (144A)                     747,375
 2,500,000           5.25          BB-/NR    Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                         2,525,250
 1,300,000           6.85           NR/NR    Caelus Re, Ltd., Floating Rate Note,
                                             4/7/17 (Cat Bond) (144A)                         1,327,560
 2,970,000           4.50         NR/Baa1    Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                         3,058,803
 1,500,000          10.00          NR/Ba2    Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                         1,621,500
 1,000,000          10.25          BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                         1,050,500
   250,000          11.25           B+/NR    Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                           264,250

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 71

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
   250,000           9.00           BB/NR    East Lane Re V, Ltd., Floating Rate Note,
                                             3/16/16 (Cat Bond) (144A)                    $     273,325
 2,100,000           6.65           BB/NR    East Lane Re, Ltd., Floating Rate Note,
                                             3/13/15 (Cat Bond) (144A)                        2,198,070
 1,320,000           6.63          BB-/NR    Embarcadero Reinsurance, Ltd., Floating
                                             Rate Note, 8/4/14 (Cat Bond) (144A)              1,349,700
   500,000          17.75           B+/NR    Everglades Re, Ltd., Floating Rate Note,
                                             4/30/14 (Cat Bond) (144A)                          543,400
 1,550,000           5.00          BB+/NR    Foundation Re III, Ltd., Floating Rate
                                             Note, 2/25/15 (Cat Bond)                         1,595,260
 2,000,000           5.75           BB/NR    Foundation Re III, Ltd., Floating Rate
                                             Note, 2/3/14 (Cat Bond) (144A)                   2,026,800
   750,000           3.75          BB+/NR    Golden State Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                     763,050
   300,000           8.35          BB-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                           315,120
   250,000           6.00           BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                             1/8/14 (Cat Bond) (144A)                           251,725
 2,300,000           7.25           BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                             1/8/14 (Cat Bond) (144A)                         2,317,020
 2,000,000           4.00           BB/NR    Longpoint Re, Ltd. III, Floating Rate Note,
                                             5/18/16 (Cat Bond) (144A)                        2,035,000
 1,300,000           6.00          BB+/NR    Longpoint Re, Ltd., Floating Rate Note,
                                             6/12/15 (Cat Bond) (144A)                        1,376,180
 1,500,000           0.00          BB-/NR    MetroCat Re, Ltd., Floating Rate Note,
                                             8/5/16 (Cat Bond) (144A)                         1,534,350
 1,000,000           9.00           BB/NR    Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                        1,055,900
   500,000          12.00            B/NR    Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                          538,750
 2,750,000           8.61           B+/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                             Floating Rate Note, 1/5/17 (Cat Bond)
                                             (144A)                                           2,853,400
   500,000          11.84           B-/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                             Floating Rate Note, 11/10/16
                                             (Cat Bond) (144A)                                  509,450
 1,500,000           8.00           NR/NR    Mythen Re, Ltd. Series 2013-1 Class B,
                                             Floating Rate Note, 7/9/15 (Cat Bond)
                                             (144A)                                           1,541,850
   500,000           8.61          NR/Ba3    Mythen, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                           537,250
 2,000,000           8.11          NR/Ba3    Mythen, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                         2,166,200
 1,500,000           7.50          BB-/NR    Queen Street II Capital, Ltd., Floating
                                             Rate Note, 4/9/14 (Cat Bond) (144A)              1,523,100
 2,250,000           7.50          BB-/NR    Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)              2,323,575

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
   500,000           8.50          BB-/NR    Queen Street V Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)               $     522,000
   250,000          10.35            B/NR    Queen Street VI Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                     261,825
 1,500,000           8.60            B/NR    Queen Street VII Re, Ltd., Floating Rate
                                             Note, 4/8/16 (Cat Bond) (144A)                   1,544,850
 1,750,000           9.00          BB-/NR    Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15 (Cat Bond)
                                             (144A)                                           1,860,775
 1,450,000           8.75           B+/NR    Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15 (Cat Bond)
                                             (144A)                                           1,549,470
 2,900,000           4.50          BB+/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat Bond)
                                             (144A)                                           2,980,620
   750,000           5.75           BB/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat Bond)
                                             (144A)                                             785,250
 1,150,000          10.00          BB-/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat Bond)
                                             (144A)                                           1,270,750
   750,000           8.00           BB/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat Bond)
                                             (144A)                                             828,750
 1,100,000           9.25           B-/NR    Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 6/6/17 (Cat Bond)
                                             (144A)                                           1,134,650
 1,000,000           4.00           BB/NR    Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                           997,500
 1,150,000           9.35            B/NR    Successor X, Ltd. Class IV-E3, Floating
                                             Rate Note, 2/25/14 (Cat Bond) (144A)             1,170,010
 1,500,000           8.50           B+/NR    Tar Heel Re, Ltd., Floating Rate Note,
                                             5/9/16 (Cat Bond) (144A)                         1,559,850
                                                                                          -------------
                                                                                          $  61,487,415
                                                                                          -------------
                                             Total Insurance                              $  85,555,875
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.1%
                                             Computer Hardware -- 0.1%
 1,500,000           0.32         AA+/Aa1    Apple, Inc., Floating Rate Note, 5/3/16      $   1,499,642
                                                                                          -------------
                                             Total Technology Hardware &
                                             Equipment                                    $   1,499,642
-------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.8%
                                             Integrated Telecommunication Services -- 0.6%
 6,645,000           1.38        BBB/Baa2    British Telecommunications Plc, Floating
                                             Rate Note, 12/20/13                          $   6,659,466

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 73

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication
                                             Services -- (continued)
 1,306,000                      BBB+/Baa1    Deutsche Telekom International Finance
                                             BV, 4.875%, 7/8/14                           $   1,347,822
 1,000,000                         NR/Ba2    GTP Towers Issuer LLC, 8.112%,
                                             2/15/15 (144A)                                   1,033,015
   500,000                      BBB-/Baa3    Telecom Italia Capital SA, 5.25%,
                                             11/15/13                                           502,258
   805,000           1.78       BBB+/Baa1    Verizon Communications, Inc., Floating
                                             Rate Note, 9/15/16                                 828,482
                                                                                          -------------
                                                                                          $  10,371,043
-------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.2%
 1,500,000           1.26           A-/A2    America Movil SAB de CV, Floating Rate
                                             Note, 9/12/16                                $   1,500,004
 1,150,000           0.65           A-/A3    Vodafone Group Plc, Floating Rate Note,
                                             2/19/16                                          1,149,933
                                                                                          -------------
                                                                                          $   2,649,937
                                                                                          -------------
                                             Total Telecommunication Services             $  13,020,980
-------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.2%
                                             Electric Utilities -- 0.5%
   850,000                          A-/A3    Commonwealth Edison Co., 1.625%,
                                             1/15/14                                      $     853,012
 1,375,000           0.62            A/A1    Duke Energy Indiana, Inc., Floating
                                             Rate Note, 7/11/16                               1,378,032
   725,000           0.40            A/A2    Duke Energy Ohio, Inc., Floating Rate
                                             Note, 3/6/15                                       725,221
 1,090,000           0.57            A/A3    Georgia Power Co., Floating Rate Note,
                                             3/15/16                                          1,089,540
 1,000,000           0.66            A/A3    Georgia Power Co., Floating Rate Note,
                                             8/15/16                                          1,000,298
 1,400,000                          A-/A2    NSTAR Electric Co., 4.875%, 4/15/14              1,432,785
 1,450,000           0.30            A/A1    Southern California Edison Co., Floating
                                             Rate Note, 10/1/14                               1,450,000
 1,530,000           0.70            A/A1    Southern California Edison Co., Floating
                                             Rate Note, 9/15/14                               1,535,135
                                                                                          -------------
                                                                                          $   9,464,023
-------------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.5%
 5,463,000                        A-/Baa2    Dominion Resources, Inc. Virginia, 1.8%,
                                             3/15/14                                      $   5,492,112
 1,500,000                      BBB+/Baa1    Sempra Energy, 2.0%, 3/15/14                     1,509,476
 1,495,000           1.01       BBB+/Baa1    Sempra Energy, Floating Rate Note,
                                             3/15/14                                          1,498,742
                                                                                          -------------
                                                                                          $   8,500,330
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.2%
 1,350,000           5.75          BB+/NR    East Lane Re, Ltd., Floating Rate Note,
                                             3/14/14 (Cat Bond) (144A)                    $   1,375,785
 1,500,000                       BBB/Baa2    Exelon Generation Co LLC, 5.35%,
                                             1/15/14                                          1,520,028
                                                                                          -------------
                                                                                          $   2,895,813
                                                                                          -------------
                                             Total Utilities                              $  20,860,166
-------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $391,003,494)                          $ 392,902,977
-------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- 6.7%
     4,506                        AAA/Aaa    Fannie Mae, 6.5%, 1/1/15                     $       4,603
    10,773                        AAA/Aaa    Fannie Mae, 7.0%, 10/1/17                           11,490
    27,729           2.49         AAA/Aaa    Fannie Mae, Floating Rate Note,
                                             1/1/48                                              29,435
    28,827           2.54         AAA/Aaa    Fannie Mae, Floating Rate Note,
                                             10/1/32                                             30,758
    15,072           2.26         AAA/Aaa    Fannie Mae, Floating Rate Note,
                                             11/1/23                                             15,565
    32,402           2.42         AAA/Aaa    Fannie Mae, Floating Rate Note, 2/1/34              32,789
     4,500           2.82         AAA/Aaa    Fannie Mae, Floating Rate Note, 4/1/15               4,473
    26,015           2.24         AAA/Aaa    Fannie Mae, Floating Rate Note, 9/1/32              27,589
   100,000           0.22         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 10/15/13                                100,006
 3,500,000           0.16         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 10/23/14                              3,502,723
 3,000,000           0.20         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 12/15/14                              3,002,670
 5,000,000           0.02         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 2/10/14                               5,000,125
 6,000,000           0.42         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 3/17/14                               6,008,856
   570,000           0.30         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 3/27/14                                 570,662
 1,360,000           0.22         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 3/4/15                                1,361,882
 2,000,000           0.40         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 3/6/14                                2,002,608
 1,925,000           0.19         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 4/21/14                               1,926,018
 1,000,000           0.22         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 4/25/14                               1,000,883
 4,000,000           0.25         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 5/21/14                               4,003,448
 4,500,000           0.36         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 5/29/14                               4,508,658

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 75

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
 5,529,000           0.19         AA+/Aaa    Federal Farm Credit Banks, Floating
                                             Rate Note, 7/16/14                           $   5,532,610
 3,000,000           0.18         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 1/15/14                               3,001,218
 3,600,000           0.18         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 1/2/14                                3,601,066
 1,000,000           0.14         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 11/15/13                              1,000,134
 4,915,000           0.16         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 11/25/13                              4,915,949
 4,570,000           0.15         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 12/20/13                              4,571,184
 6,150,000           0.21         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 2/28/14                               6,154,354
 1,250,000           0.18         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 3/11/14                               1,250,780
 7,890,000           0.28         AA+/Aaa    Federal Home Loan Banks, Floating
                                             Rate Note, 4/24/14                               7,900,454
     2,280                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.0%, 6/1/14                                         2,312
    11,938           2.36         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 10/1/23                         12,720
    15,171           2.86         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/1/33                         16,126
 6,240,000           0.36         AA+/Aaa    Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/18/13                     6,242,608
     8,514           2.60         AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 6/1/35                           8,897
 7,015,000           0.32         AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 10/25/13                     7,016,277
16,793,000           0.23         AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 3/4/14                      16,803,145
 6,700,000           0.36         AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 6/23/14                      6,711,470
    16,058           1.62         AAA/Aaa    Government National Mortgage
                                             Association II, Floating Rate Note,
                                             1/20/22                                             16,707
 5,000,000                        AA+/Aaa    U.S. Treasury Notes, 0.25%, 4/30/14              5,005,080
-------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $112,878,263)                          $ 112,908,332
-------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 3.8%
                                             Municipal Development -- 0.6%
 3,720,000           0.03          AA/Aa1    Mississippi Business Finance Corp.,
                                             Floating Rate Note, 12/1/30                  $   3,720,000

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Municipal Development -- (continued)
 5,990,000           0.06          AA/Aa1    Mississippi Business Finance Corp.,
                                             Floating Rate Note, 12/1/30                  $   5,990,000
                                                                                          -------------
                                                                                          $   9,710,000
-------------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.1%
 1,000,000                          NR/NR    State of California, 2.0%, 5/28/14           $   1,011,960
-------------------------------------------------------------------------------------------------------
                                             Higher Municipal Education -- 2.5%
 3,335,000           0.06         AAA/Aaa    Connecticut State Health & Educational
                                             Facility Authority, Floating Rate Note,
                                             7/1/33                                       $   3,335,000
10,430,000           0.05         AAA/Aaa    Connecticut State Health & Educational
                                             Facility Authority, Floating Rate Note,
                                             7/1/36                                          10,430,000
10,955,000           0.04          AA/Aa2    Maryland Health & Higher Educational
                                             Facilities Authority, Floating Rate Note,
                                             7/1/36                                          10,955,000
11,670,000           0.05         AAA/Aaa    Permanent University Fund, Floating
                                             Rate Note, 7/1/37                               11,670,000
   250,000           0.76          AA/Aa1    University of California, Floating Rate
                                             Note, 7/1/41                                       250,170
 6,470,000           0.05         AAA/Aaa    University of Michigan, Floating Rate
                                             Note, 12/1/29                                    6,470,000
                                                                                          -------------
                                                                                          $  43,110,170
-------------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 0.4%
 7,125,000           0.05           AA/NR    Harris County Health Facilities
                                             Development Corp., Floating Rate
                                             Note, 12/1/41                                $   7,125,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.1%
   670,000           1.06           NR/A1    South Carolina State Public Service
                                             Authority, Floating Rate Note, 6/1/15        $     671,581
 1,000,000           0.88           NR/A1    South Carolina State Public Service
                                             Authority, Floating Rate Note, 6/2/14
                                             (Pre-Refunded)                                   1,000,970
                                                                                          -------------
                                                                                          $   1,672,551
-------------------------------------------------------------------------------------------------------
                                             Municipal Student Loan -- 0.1%
 1,250,000           1.00          AA+/NR    Louisiana Public Facilities Authority,
                                             Floating Rate Note, 4/26/27                  $   1,249,562
-------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $63,885,131)                           $  63,879,243
-------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE
                                             LOAN INTERESTS -- 8.6%**
                                             ENERGY -- 0.3%
                                             Oil & Gas Drilling -- 0.1%
 1,000,000           6.00           B+/B2    Drillships Financing Holding, Inc.,
                                             Tranche B-1 Term Loan, 3/2/21                $   1,011,875

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 77

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- (continued)
   497,500           5.75           B-/B3    Offshore Group Investment, Ltd., Term
                                             Loan, 3/28/19                                $     504,030
                                                                                          -------------
                                                                                          $   1,515,905
-------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.0%+
    47,266           4.50        BBB/Baa2    Glenn Pool Oil & Gas Trust, Term Loan,
                                             6/1/16                                       $      47,503
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.1%
   250,000           5.75         BB-/Ba3    Chesapeake Energy Corp., Term Loan,
                                             12/2/17                                      $     254,863
 1,750,000           0.00         BB-/Ba2    Fieldwood Energy LLC, 9/25/18                    1,750,875
   400,000           6.00           B-/B1    Samson Investment Co., Initial Term
                                             Loan (Second Lien), 9/10/16                        401,450
                                                                                          -------------
                                                                                          $   2,407,188
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
    99,000           3.75          BB/Ba2    Pilot Travel Centers LLC, Refinancing
                                             Tranche B Term Loan, 3/30/18                 $      98,959
   995,000           2.51        BBB-/Ba1    Tesoro Corp., Initial Term Loan, 1/11/16           999,345
                                                                                          -------------
                                                                                          $   1,098,304
                                                                                          -------------
                                             Total Energy                                 $   5,068,900
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.5%
                                             Commodity Chemicals -- 0.1%
   693,977           4.25          BB-/B1    Taminco Global Chemical Corp., Tranche
                                             B-2 Dollar Term Loan, 2/15/19                $     698,315
   389,916           4.50          NR/Ba2    Tronox, Inc., New Term Loan, 1/24/17               392,840
                                                                                          -------------
                                                                                          $   1,091,155
-------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.1%
 1,438,274           4.75           B+/B1    DuPont Performance Coatings, Inc.,
                                             Initial Term B Loan, 2/1/20                  $   1,444,824
-------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
   567,511           5.50         BB+/Ba1    Chemtura Corp., Term Facility, 8/11/16       $     572,476
   942,875           4.50           B+/B2    PQ Corp., 2013 Term Loan, 8/7/17                   949,553
                                                                                          -------------
                                                                                          $   1,522,029
-------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.1%
   795,496           4.50            B/B1    BWAY Holding Co., Initial Term Loan,
                                             8/31/17                                      $     800,468
-------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.0%+
   659,265           4.00          BB/Ba1    Sealed Air Corp., Term B-1 Facility,
                                             10/3/18                                      $     665,858
-------------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.0%+
   118,200           5.75            B/B1    Noranda Aluminum Holding Corp.,
                                             Term B Loan, 2/17/19                         $     111,551
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
 1,488,728           5.25         BB+/Ba1    Fortescue Metals Group, Ltd., Term
                                             Loan, 9/18/17                                $   1,496,679
   533,509          11.75         B+/Caa1    Preferred Sands Holding Co. LLC,
                                             Term B Loan, 12/15/16 (d)                          372,122
                                                                                          -------------
                                                                                          $   1,868,801
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.0%+
   362,182           4.75          BB-/B2    JMC Steel Group, Inc., Term Loan,
                                             2/15/17                                      $     363,427
    45,501           4.00         BB+/Ba1    SunCoke Energy, Inc., Tranche B Term
                                             Loan, 7/21/18                                       45,274
                                                                                          -------------
                                                                                          $     408,701
-------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.0%+
   194,419           4.50           NR/NR    Ranpak Corp., USD Term Loan, 4/10/19         $     195,877
                                                                                          -------------
                                             Total Materials                              $   8,109,264
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.8%
                                             Aerospace & Defense -- 0.2%
   475,557           3.50        BBB-/Ba2    AWAS Aviation Capital, Ltd., Term Loan,
                                             6/25/18                                      $     477,043
   886,173           3.75        BBB-/Ba2    DigitalGlobe, Inc., Term Loan, 1/25/20             887,835
   238,542           6.25          BB-/WR    DynCorp International, Inc., Term
                                             Loan, 7/7/16                                       240,331
   421,813           5.25            B/B1    Sequa Corp., Initial Term Loan, 5/29/17            423,834
   594,117           3.75        BBB-/Ba1    Spirit Aerosystems, Inc., Term B Loan,
                                             3/27/19                                            597,459
   324,183           0.00           B/Ba3    TransDigm, Inc., Tranche C Term Loan,
                                             2/28/20                                            323,697
                                                                                          -------------
                                                                                          $   2,950,199
-------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
 1,094,749           3.50          BB-/B1    Armstrong World Industries, Inc., Term
                                             Loan B, 2/26/20                              $   1,092,697
   460,000           0.00           NR/B1    Quikrete Co, Inc., 9/19/20                         460,699
   992,500           4.25           B+/B1    Unifrax Corp., New Term B Loan,
                                             12/31/19                                           997,214
                                                                                          -------------
                                                                                          $   2,550,610
-------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.1%
   891,000           6.00          B+/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                             4/13/17                                      $     896,569
-------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.1%
 2,300,000           2.25           NR/NR    Allegion US Holding Co, Inc., Term
                                             Loan, 12/26/20                               $   2,305,750
   696,500           4.25            B/B1    Milacron LLC, Term Loan, 3/12/20                   696,790
                                                                                          -------------
                                                                                          $   3,002,540
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 79

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.1%
   311,896           4.50         BB+/Ba1    Terex Corp., New US Term Loan,
                                             4/28/17                                      $     315,307
    51,124           4.25          BB/Ba2    The Manitowoc Co., Inc., Term B Loan,
                                             10/11/17                                            51,300
   961,865           4.50           B+/B2    Waupaca Foundry, Inc., Term Loan,
                                             6/29/17                                            961,865
                                                                                          -------------
                                                                                          $   1,328,472
-------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.1%
   400,000           4.25            B/B1    Gardner Denver, Inc., Initial Dollar
                                             Term Loan, 7/23/20                           $     396,889
   683,943           4.25          NR/Ba3    Schaeffler AG, Facility C (USD), 1/27/17           687,192
   496,241           3.75          BB/Ba3    Trimas Corp., Tranche B Term Loan
                                             (2012), 10/11/19                                   497,481
    79,800           6.25         BB-/Ba3    Xerium Technologies, Inc., New Term
                                             Loan, 5/2/19                                        80,448
                                                                                          -------------
                                                                                          $   1,662,010
-------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.1%
 1,247,223           4.50         BB-/Ba3    WESCO International, Inc., Tranche B-1
                                             Loan, 12/4/19                                $   1,255,174
                                                                                          -------------
                                             Total Capital Goods                          $  13,645,574
-------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                             Commercial Printing -- 0.0%+
   175,000           0.00          B+/Ba3    Multi Packaging Solutions, Inc., Initial
                                             Term Loan, 8/8/20                            $     175,984
-------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 0.1%
   197,000           3.50        BB+/Baa3    Covanta Holding Corp., Term Loan,
                                             3/1/19                                       $     198,108
    99,750           3.75           NR/NR    ISS AS, New Term B Loan, 3/26/18                   100,166
 1,185,015           3.50        BBB-/Ba1    Progressive Waste Solutions, Ltd.,
                                             Term B Loan, 10/31/19                            1,185,015
   150,748           4.00           B+/B1    Waste Industries USA, Inc., Term B
                                             Loan, 2/23/17                                      151,031
                                                                                          -------------
                                                                                          $   1,634,320
-------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.0%+
   932,768           6.25           B-/B1    Language Line Services Holdings, Inc.,
                                             Tranche B Term Loan, 5/30/16                 $     928,104
-------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 0.2%
   518,370           5.25          B+/Ba3    Allied Security Holdings LLC, Term Loan
                                             (First Lien), 1/21/17                        $     521,286
   744,375           5.75          BB/Ba1    Garda World Security Corp., Term B
                                             Loan, 10/24/19                                     746,236
   995,310           4.25           B/Ba3    Monitronics International, Inc., Term B
                                             Loan, 3/23/18                                      996,554

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- (continued)
   498,750           3.25          BB/Ba3    The Geo Group, Inc., Term Loan,
                                             3/28/20                                      $     500,620
                                                                                          -------------
                                                                                          $   2,764,696
-------------------------------------------------------------------------------------------------------
                                             Human Resource & Employment
                                             Services -- 0.1%
 1,261,632           3.50         BB-/Ba2    On Assignment, Inc., Initial Term B Loan,
                                             5/16/20                                      $   1,262,683
-------------------------------------------------------------------------------------------------------
                                             Research & Consulting Services -- 0.0%+
   499,232           0.00         BB-/Ba3    Wyle Services Corp., Term Loan (First
                                             Lien), 3/31/17                               $     497,256
                                                                                          -------------
                                             Total Commercial Services & Supplies         $   7,263,043
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Airlines -- 0.2%
 2,543,625           4.75          NR/WR     American Airlines, Inc., Class B Term
                                             Loan, 6/21/19                                $   2,530,907
   744,375           4.00         BB-/Ba1    Delta Air Lines, Inc., New Term B-1
                                             Loan, 10/18/18                                     747,762
   298,473           4.25          BB/Ba1    Delta Air Lines, Inc., Term Loan,
                                             3/29/17                                            299,912
   248,750           4.00         BB-/Ba2    United Air Lines, Inc., Class B Term
                                             Loan, 3/12/19                                      250,336
                                                                                          -------------
                                                                                          $   3,828,917
-------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.1%
   172,267           2.93          BB/Ba2    Swift Transportation Co. LLC, Tranche
                                             B-1 Term Loan (2013), 12/21/16               $     173,290
   331,509           4.00          BB/Ba2    Swift Transportation Co. LLC, Tranche
                                             B-2 Term Loan (2013), 12/21/17                     333,829
                                                                                          -------------
                                                                                          $     507,119
                                                                                          -------------
                                             Total Transportation                         $   4,336,036
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Auto Parts & Equipment -- 0.1%
   148,503           3.75           B+/NR    Allison Transmission, Inc., Term B-3
                                             Loan, 8/23/19                                $     148,812
   496,250           5.00           B+/B1    Metaldyne Corp., USD Term Loan,
                                             12/19/18                                           499,972
   643,137           5.50           NR/NR    TI Group Automotive Systems LLC,
                                             Additional Term Loan, 3/27/19                      647,156
   593,907           3.75          BB/Ba2    Tomkins LLC, Term B-2 Loan, 9/29/16                595,578
                                                                                          -------------
                                                                                          $   1,891,518
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 81

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.0%+
   600,000           4.75          BB/Ba1    The Goodyear Tire & Rubber Co., Term
                                             Loan (Second Lien), 3/27/19                  $     604,875
                                                                                          -------------
                                             Total Automobiles & Components               $   2,496,393
-------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.4%
                                             Home Furnishings -- 0.0%+
   530,970           3.50           BB/NR    Tempur Sealy International, Inc.,
                                             3/18/20                           $                527,569
-------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.2%
 1,000,000           0.00        BBB-/Ba1    Jarden Corp., 9/18/20                        $   1,000,885
   837,350           3.75         BB-/Ba3    Prestige Brands, Inc., Term B-1 Loan,
                                             1/31/19                                            841,955
   793,241           4.75           NR/B1    Reynolds Group Holdings, Ltd., U.S.
                                             Term Loan, 9/21/18                                 796,810
   502,724           6.25           B+/B1    Yankee Candle Co., Inc., Initial Term
                                             Loan, 3/2/19                                       503,730
                                                                                          -------------
                                                                                          $   3,143,380
-------------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.0%+
   188,571           4.00           B+/B1    Bombardier Recreational Products,
                                             Inc., Term B Loan, 7/17/19                   $     189,004
-------------------------------------------------------------------------------------------------------
                                             Apparel, Accessories & Luxury Goods -- 0.1%
   852,402           3.25        BBB-/Ba1    PVH Corp., Tranche B Term Loan,
                                             12/19/19                                     $     853,556
-------------------------------------------------------------------------------------------------------
                                             Footwear -- 0.0%+
   643,693           4.00          BB/Ba2    Wolverine World Wide, Inc., Tranche B
                                             Term Loan, 5/1/19                            $     647,314
-------------------------------------------------------------------------------------------------------
                                             Textiles -- 0.1%
   851,330           5.75          NR/Ba3    Kloeckner Pentaplast SA, Term B-1
                                             Loan, 12/14/16                               $     857,715
                                                                                          -------------
                                             Total Consumer Durables & Apparel            $   6,218,538
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.7%
                                             Casinos & Gaming -- 0.2%
   275,000           4.00         BB-/Ba3    Boyd Gaming Corp., Term B Loan,
                                             8/8/20                                       $     275,115
 1,240,625           3.50          BB/Ba2    MGM Resorts International, Term B
                                             Loan, 12/13/19                                   1,237,966
   774,857           3.75        BBB-/Ba1    Penn National Gaming, Inc., Term B
                                             Facility Loan, 6/29/18                             777,001
   274,313           3.75         BB+/Ba2    Pinnacle Entertainment, Inc., Tranche
                                             B-2 Term Loan, 8/5/20                              274,998
    97,246           3.19         BB+/Ba1    Scientific Games Corp., Tranche B-1
                                             Term Loan, 6/30/15                                  97,153
 1,447,500           3.00       BBB-/Baa3    Seminole Indian Tribe of Florida, Inc.,
                                             Initial Term Loan, 4/11/20                       1,447,500
                                                                                          -------------
                                                                                          $   4,109,733
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.1%
   500,000           4.25           NR/B1    Four Seasons Hotels, Inc., Term Loan
                                             (First Lien), 6/24/20                        $     505,000
 1,500,000           0.00          BB/Ba3    Hilton Worldwide, Inc., 9/23/20                  1,500,156
                                                                                          -------------
                                                                                          $   2,005,156
-------------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.1%
    99,749          0.00          BB+/Ba1    Cedar Fair LP, U.S. Term Facility,
                                             2/20/20                                      $     100,161
   739,073           4.00         BB+/Ba2    Six Flags Entertainment Corp., Tranche B
                                             Term Loan, 11/23/18                                746,291
                                                                                          -------------
                                                                                          $     846,452
-------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.2%
   244,530           3.75          BB/Ba3    Burger King Corp., Tranche B Term Loan
                                             (2012), 9/28/19                              $     245,534
   127,629           3.75         BB-/Ba2    DineEquity, Inc., Term B-2 Loan,
                                             10/19/17                                           128,415
   199,456           3.75           B+/B2    Dunkin' Brands, Inc., Term B-3 Loan,
                                             2/28/20                                            199,232
   489,975           4.75         BB-/Ba3    Landry's, Inc., B Term Loan, 3/22/18               494,160
   157,067           4.50          NR/Ba3    NPC Restaurant Holdings LLC, Term
                                             Loan, 12/28/18                                     158,245
   867,242           5.25           B/Ba3    PF Chang's China Bistro, Inc., Term
                                             Borrowing, 5/15/19                                 875,373
   730,248           3.25           NR/B1    Wendy's International, Inc., Term B Loan,
                                             5/15/19                                            729,943
                                                                                          -------------
                                                                                          $   2,830,902
-------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.0%+
   377,150           4.00           B+/B1    Bright Horizons Family Solutions, Inc.,
                                             Term B Loan, 1/14/20                         $     377,916
-------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.1%
 1,990,000           3.75          BB/Ba2    Weight Watchers International, Inc.,
                                             Initial Tranche B-2 Term Loan, 4/2/20        $   1,954,771
                                                                                          -------------
                                             Total Consumer Services                      $  12,124,930
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.8%
                                             Advertising -- 0.1%
   994,995           4.25           B+/B1    Advantage Sales & Marketing LLC, 2013
                                             Term Loan (First Lien), 12/17/17             $   1,000,591
   115,022           4.75            B/B1    Getty Images, Inc., Initial Term Loan,
                                             9/17/19                                            102,897
                                                                                          -------------
                                                                                          $   1,103,488
-------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.2%
 1,191,452           3.50         BB-/Ba2    Cequel Communications Holdings I LLC,
                                             Term Loan, 1/31/19                           $   1,192,290

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 83

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Broadcasting -- (continued)
   405,161           5.03         BB-/Ba3    Entercom Communications Corp.,
                                             Term B-1 Loan, 11/7/18                       $     407,694
   620,313           4.75            B/B1    NEP Broadcasting LLC, Refinanced
                                             New Term Loan (First Lien), 1/3/20                 623,996
   331,903           3.00         BB+/Ba1    Sinclair Broadcast Group, Inc., New
                                             Tranche B Term Loan, 10/29/16                      331,123
   668,827           3.50          NR/Ba3    Telesat Canada, U.S. Term B Loan,
                                             3/28/19                                            667,146
    98,318           3.50          B+/Ba3    TWCC Holding Corp., Term Loan,
                                             2/11/17                                             98,624
   671,625           4.50           B+/B2    Univision Communications, Inc., 2013
                                             New First-Lien Term Loan, 3/1/20                   670,051
                                                                                          -------------
                                                                                          $   3,990,924
-------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.2%
 1,321,688           3.00        BB+/Baa3    Charter Communications Operating LLC,
                                             Term F Loan, 1/1/21                          $   1,310,595
   650,000           3.25           NR/NR    Kabel Deutschland Vertrieb und Service
                                             GmbH, Facility F1, 2/1/19                          651,219
   742,500           4.00         BB-/Ba3    MCC Georgia LLC, Tranche G Term Loan,
                                             2/8/20                                             741,262
   297,004           4.75            B/B1    WideOpenWest Finance LLC, Term B
                                             Loan, 3/27/19                                      299,355
                                                                                          -------------
                                                                                          $   3,002,431
-------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.3%
 1,226,181           3.50         BB-/Ba2    AMC Entertainment, Inc., Initial Term
                                             Loan, 4/30/20                                $   1,223,115
   428,000           3.50          BB/Ba3    Live Nation Entertainment, Inc., Term B-1
                                             Loan, 8/16/20                                      427,465
 1,752,946           3.50          BB/Ba2    Rovi Solutions Corp., 3/29/19                    1,736,468
   598,500           3.50         BB+/Ba1    Seminole Hard Rock Entertainment, Inc.,
                                             New Term Loan B, 4/29/20                           598,750
 1,100,000           3.75         BB-/Ba3    WMG Acquisition Corp., Tranche B
                                             Refinancing Term Loan, 7/3/20                    1,096,334
                                                                                          -------------
                                                                                          $   5,082,132
-------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.0%+
   640,888           3.75          B+/Ba3    Interactive Data Corp., Refinanced Term
                                             Loan, 2/11/18                                $     639,686
                                                                                          -------------
                                             Total Media                                  $  13,818,661
-------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Home Improvement Retail -- 0.1%
 1,243,750           4.50            B/B1    Apex Tool Group LLC, Term Loan,
                                             2/1/20                                       $   1,249,581
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.1%
   997,500           3.75         BB-/Ba3    Michaels Stores, Inc., Term B Loan,
                                             1/16/20                                      $   1,000,885
-------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.1%
 1,295,872           3.00          BB/Ba1    Avis Budget Car Rental LLC, Tranche B
                                             Term Loan, 3/15/19                           $   1,289,933
   496,250           6.25           B+/B1    Sequa Automotive Group, Term Loan,
                                             11/1/18                                            498,111
   744,375           3.75          BB/Ba1    The Hertz Corp., Tranche B1 Term Loan,
                                             3/11/18                                            745,957
                                                                                          -------------
                                                                                          $   2,534,001
                                                                                          -------------
                                             Total Retailing                              $   4,784,467
-------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.1%
                                             Food Distributors -- 0.0%+
   248,125           5.75            B/B1    AdvancePierre Foods, Term Loan
                                             (First Lien), 6/17/17                        $     249,831
-------------------------------------------------------------------------------------------------------
                                             Food Retail -- 0.1%
   200,000           0.00           NR/NR    Albertsons LLC, 3/21/19                      $     199,251
   961,875           4.75          BB-/NR    Albertsons LLC, Term B-2 Loan, 3/21/19             961,575
                                                                                          -------------
                                                                                          $   1,160,826
                                                                                          -------------
                                             Total Food & Staples Retailing               $   1,410,657
-------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Distillers & Vintners -- 0.1%
   997,500           2.75           NR/NR    Constellation Brands, Inc., European
                                             Term B Loan, 4/29/20                         $     992,980
-------------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.0%+
   897,750           4.50           B/Ba3    Arysta Lifescience SPC LLC, Initial Term
                                             Loan (First Lien), 5/22/20                   $     898,872
-------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.3%
   498,750           5.00           B+/NR    Acosta, Inc., Term D Loan, 9/25/17           $     500,994
   727,951           4.00            B/B1    Del Monte Foods Co., Initial Term Loan,
                                             2/3/18                                             727,269
 1,596,000           3.50          BB/Ba2    HJ Heinz Co., Term B2 Loan, 3/27/20              1,604,081
   992,500           3.75          NR/Ba2    JBS USA LLC, Initial Term Loan, 5/25/18            988,778
   200,000           4.25          B+/Ba3    Michael Foods, Inc., Term B Facility,
                                             2/14/18                                            201,583
 1,333,300           3.25         BB-/Ba3    Pinnacle Foods Finance LLC, New Term
                                             Loan G, 4/16/20                                  1,324,300
                                                                                          -------------
                                                                                          $   5,347,005
                                                                                          -------------
                                             Total Food, Beverage & Tobacco               $   7,238,857
-------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Household Products -- 0.0%+
   300,000           0.00          BB/Ba3    Spectrum Brands Holdings, Inc.,
                                             Tranche C Term Loan, 8/13/19                 $     299,812
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 85

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.1%
   400,000           3.50         BB-/Ba3    NBTY, Inc., Term B-2 Loan, 10/1/17           $     401,625
   250,000           0.00          B+/Ba2    Revlon Consumer Products Corp.,
                                             8/19/19                                            249,375
   976,136           4.00          B+/Ba2    Revlon Consumer Products Corp.,
                                             Replacement Term Loan, 11/19/17                    978,374
                                                                                          -------------
                                                                                          $   1,629,374
                                                                                          -------------
                                             Total Household & Personal Products          $   1,929,186
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                             Health Care Equipment -- 0.1%
 1,003,805           3.75        BBB-/Ba2    Hologic, Inc., Refinancing Tranche B
                                             Term Loan, 8/1/19                            $   1,008,824
   593,643           4.50         BB-/Ba3    Kinetic Concepts, Inc., Dollar Term D-1
                                             Loan, 5/4/18                                       598,281
                                                                                          -------------
                                                                                          $   1,607,105
-------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.0%+
   220,419           5.00          BB-/B1    Immucor, Inc., Term B-2 Loan, 8/19/18        $     221,934
-------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.3%
   590,625           6.50           NR/B2    BioScrip, Inc., Delayed Draw Term Loan,
                                             7/22/20                                      $     578,812
   984,375           6.50            B/B2    BioScrip, Inc., Initial Term B Loan,
                                             7/22/20                                            964,688
   600,000           4.00          B+/Ba3    BSN Medical GmbH & Co. KG,
                                             Facility B1A, 8/28/19                              602,751
   744,375           4.00         BB-/Ba2    DaVita, Inc., Tranche B2 Term Loan,
                                             8/1/19                                             748,469
 1,265,287           4.00           B+/B1    Envision Healthcare Corp., Initial Term
                                             Loan, 4/5/18                                     1,265,550
    66,656           7.75            B/B2    inVentiv Health, Inc., Term B-3 Loan,
                                             6/24/18                                             65,281
   997,500           6.75            B/B2    Steward Health Care System LLC, Term
                                             Loan, 4/12/20                                      970,069
   345,638           4.50           NR/NR    Truven Health Analytics, Inc., New
                                             Tranche B Term Loan, 5/23/19                       346,718
                                                                                          -------------
                                                                                          $   5,542,338
-------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.2%
    72,555           3.50         BB-/Ba3    Health Management Associates, Inc.,
                                             Replacement Term B Loan, 11/1/18             $      72,639
   493,737           4.50           B/Ba3    IASIS Healthcare LLC, Term B-2 Loan,
                                             5/3/18                                             497,440
   721,380           4.25          B+/WR     Kindred Healthcare, Inc., Term B-1 Loan,
                                             6/1/18                                             721,380
   496,250           2.68         BB-/Ba1    LifePoint Hospitals, Inc., Incremental
                                             Term Loan B, 7/24/17                               498,727

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- (continued)
   496,256           7.00           NR/B2    RegionalCare Hospital Partners, Inc.,
                                             Term Loan (First Lien 2013), 11/4/18         $     495,016
   504,898           4.00         BB-/Ba2    Select Medical Corp., Series C Tranche B
                                             Term Loan, 6/1/18                                  507,633
                                                                                          -------------
                                                                                          $   2,792,835
-------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.1%
   727,198           4.00          B+/Ba3    Convatec, Inc., Dollar Term Loan,
                                             12/1/16                                      $     732,948
 1,636,208           3.75         BB-/Ba3    Emdeon, Inc., Term B-2 Loan, 11/2/18             1,640,129
                                                                                          -------------
                                                                                          $   2,373,077
                                                                                          -------------
                                             Total Health Care Equipment &
                                             Services                                     $  12,537,289
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY &
                                             LIFE SCIENCES -- 0.5%
                                             Biotechnology -- 0.2%
 1,139,996           3.50         BB+/Ba3    Alkermes, Inc., 2019 Term Loan,
                                             9/25/19                                      $   1,142,846
    97,494           6.25           BB/B2    Aptalis Pharma, Inc., Term B-1 Loan,
                                             1/25/17                                             97,677
 1,308,179           4.25         BB+/Ba1    Grifols, Inc., New U.S. Tranche B Term
                                             Loan, 6/4/17                                     1,319,172
   153,485           5.50        BBB-/Ba3    Warner Chilcott Corp., Additional
                                             Term B-1 Loan, 3/15/18                             153,805
   352,563           5.50        BBB-/Ba3    Warner Chilcott Corp., Term B-1 Loan,
                                             3/3/18                                             353,298
   277,828           5.50        BBB-/Ba3    WC Luxco Sarl, Term B-3 Loan, 3/3/18               278,407
                                                                                          -------------
                                                                                          $   3,345,205
-------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.3%
     8,650           4.00         BB+/Ba1    Endo Health Solutions, Inc., Term Loan B
                                             2011, 4/14/18                                $       8,672
   742,514           4.25           B+/B1    Par Pharmaceutical Companies, Inc.,
                                             Additional Term B-1 Loan, 9/28/19                  740,967
 1,034,280           3.50       BBB-/Baa2    RPI Finance Trust, 6.75 Year Term Loan
                                             (2012), 5/10/18                                  1,040,313
   635,986           0.00       BBB-/Baa2    RPI Finance Trust, New Term Loan, 11/9/18          639,432
   592,500           3.75           BB/NR    Valeant Pharmaceuticals International,
                                             Inc., Series C2 Term Loan B, 12/11/19              594,722
   246,875           3.75           BB/NR    Valeant Pharmaceuticals International,
                                             Inc., Series D2 Term Loan B, 2/13/19               247,029
 1,637,625           4.50          BB/Ba1    Valeant Pharmaceuticals International,
                                             Inc., Series E Tranche B Term Loan,
                                             5/20/20                                          1,651,699
                                                                                          -------------
                                                                                          $   4,922,834
                                                                                          -------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                              $   8,268,039
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 87

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.1%
                                             Thrifts & Mortgage Finance -- 0.1%
 1,398,424           5.00            B/B1    Ocwen Financial Corp., Initial Term Loan,
                                             1/15/18                                      $   1,418,308
                                                                                          -------------
                                             Total Banks                                  $   1,418,308
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Other Diversified Financial Services -- 0.2%
 1,392,719           4.50           NR/B1    Fly Funding II Sarl, Term Loan, 8/9/18       $   1,403,745
 1,500,000           2.25       BBB-/Baa3    Fresenius US Finance I, Inc., Tranche B
                                             Term Loan, 8/6/19                                1,500,312
   498,750          5.00            NR/B1    Livingston International, Inc., Initial
                                             Term B-1 Loan (First Lien), 4/18/19                498,127
    98,939           5.25          BB/Ba3    WorldPay, Facility B2A Term Loan,
                                             8/6/17                                              99,756
                                                                                          -------------
                                                                                          $   3,501,940
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
   769,188           5.25            B/B1    Dematic Services Luxembourg Sarl,
                                             Term Loan, 12/18/19                          $     774,636
   500,000           5.00          BB-/B1    ROC Finance LLC, New Term Loan B,
                                             3/27/19                                            500,782
                                                                                          -------------
                                                                                          $   1,275,418
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.0%+
   202,720           0.00           B+/B1    Tower Automotive Holdings USA LLC,
                                             Refinancing Term Loan (First Lien),
                                             4/23/20                                      $     203,481
                                                                                          -------------
                                             Total Diversified Financials                 $   4,980,839
-------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.1%
                                             Life & Health Insurance -- 0.0%+
   463,599           3.75          BB/Ba3    CNO Financial Group, Inc., Tranche B2
                                             Term Loan, 9/4/18                            $     466,786
-------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.0%+
   248,125           5.00           B-/B1    Alliant Insurance Services, Inc., Initial
                                             Term Loan, 12/7/19                           $     249,829
-------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.1%
   500,000           0.00           B-/B2    Confie seguros Holding II Co., Term B
                                             Loan (First Lien), 10/11/13                  $     501,250
 1,101,675           5.00           B-/B1    USI Insurance Services LLC, Initial Term
                                             Loan, 11/29/19                                   1,108,560
                                                                                          -------------
                                                                                          $   1,609,810
                                                                                          -------------
                                             Total Insurance                              $   2,326,425
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Mortgage REIT's -- 0.1%
 1,006,222           3.50         BB+/Ba3    Starwood Property Trust, Inc., Term Loan
                                             (1st Lien), 4/19/20                          $   1,005,802
-------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.0%+
   496,250           5.75           NR/B1    Altisource Portfolio Solutions SA, Term B
                                             Loan, 11/27/19                               $     500,592
                                                                                          -------------
                                             Total Real Estate                            $   1,506,394
-------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.2%
                                             IT Consulting & Other Services -- 0.1%
 1,638,363           3.75          BB/Ba3    Booz Allen Hamilton Holding Corp.,
                                             Refinance Tranche B, 7/31/19                 $   1,637,339
-------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 0.1%
   992,513           3.50         BB+/Ba2    Genpact, Ltd., Term Loan, 8/17/19            $     997,061
    83,992           4.25          BB/Ba3    VeriFone Systems, Inc., Term B Loan,
                                             11/14/18                                            83,887
                                                                                          -------------
                                                                                          $   1,080,948
-------------------------------------------------------------------------------------------------------
                                             Application Software -- 0.0%+
   299,246           0.00           NR/B1    Deltek, Inc., Term Loan (First Lien),
                                             10/10/18                                     $     300,244
   475,000           0.00          BB-/B1    Epiq Systems, Inc., 8/26/20                        475,000
    31,156           8.50          B-/Ba3    Expert Global Solutions, Inc., Term B
                                             Advance (First Lien), 3/13/18                       31,818
   248,750           4.00          BB-/B1    Verint Systems, Inc., Term Loan, 9/6/19            249,994
                                                                                          -------------
                                                                                          $   1,057,056
                                                                                          -------------
                                             Total Software & Services                    $   3,775,343
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                             Communications Equipment -- 0.2%
   495,000           6.75           B+/B1    Audio Visual Services Corp., Term Loan
                                             (First Lien), 10/11/18                       $     501,188
   445,815           3.75          BB/Ba2    CommScope, Inc., Tranche 2 Term Loan,
                                             1/14/18                                            446,857
 1,689,080           4.00        BBB-/Ba3    Riverbed Technology, Inc., Term Loan,
                                             10/29/19                                         1,703,226
                                                                                          -------------
                                                                                          $   2,651,271
-------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.11%
   650,000           0.00           BB/NR    Belden, Inc., 9/9/20                         $     652,031
 1,000,000           5.00            B/B1    MEI, Inc., Term Loan, 8/15/20                    1,002,500
                                                                                          -------------
                                                                                          $   1,654,531
                                                                                          -------------
                                             Total Technology Hardware &
                                             Equipment                                    $   4,305,802
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 89

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.0%+
                                             Semiconductor Equipment -- 0.0%+
   126,184           4.50          BB-/B1    Aeroflex, Inc., Tranche B-1 Term Loan,
                                             11/24/19                                     $     127,307
    34,114           3.75       BBB-/Baa3    Sensata Technologies BV, Term Loan,
                                             4/29/18                                             34,335
                                                                                          -------------
                                                                                          $     161,642
-------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.0%+
   274,973           3.75         BB+/Ba2    Microsemi Corp., Term Loan, 2/19/20          $     275,660
                                                                                          -------------
                                             Total Semiconductors & Semiconductor
                                             Equipment                                    $     437,302
-------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.6%
                                             Integrated Telecommunication Services -- 0.4%
 1,250,000           4.00         BB-/Ba3    Cincinnati Bell, Inc., Tranche B Term
                                             Loan, 8/20/20                                $   1,238,541
 1,007,475           2.68        BB+/Baa3    tw telecom holdings, inc., Term Loan B
                                             Loan, 4/17/20                                    1,008,986
 2,205,000           3.50          NR/Ba3    Virgin Media Investment Holdings, Ltd.,
                                             New Term B Loan, 2/6/20                          2,197,344
 1,154,997           3.75          BB/Ba3    West Corp., Term B-8 Loan, 6/30/18               1,155,719
 1,043,621           3.50         BB+/Ba2    Windstream Corp., Tranche B-4 Term
                                             Loan, 1/8/20                                     1,046,491
   715,938           4.00         BB+/Ba2    Windstream Holdings, Inc., Tranche B-3
                                             Term Loan, 7/23/19                                 718,887
                                                                                          -------------
                                                                                          $   7,365,968
-------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.2%
    62,188           3.25           NR/NR    Cellular South, Inc., Term Loan B,
                                             5/21/20                                      $      62,149
 1,195,129           3.25         BB-/Ba2    Crown Castle Operating Co., New
                                             Tranche B Term Loan, 1/31/19                     1,186,272
   540,000           4.25          NR/Ba3    Intelsat Jackson Holdings SA, Tranche
                                             B-1 Term Loan, 4/2/18                              542,250
   727,141           4.00          BB-/B1    Syniverse Holdings, Inc., Tranche B Term
                                             Loan, 4/23/19                                      727,444
                                                                                          -------------
                                                                                          $   2,518,115
                                                                                          -------------
                                             Total Telecommunication Services             $   9,884,083
-------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.5%
                                             Electric Utilities -- 0.1%
 1,197,000           3.00          BB/Ba3    Calpine Construction Finance Co LP,
                                             Term B-1 Loan, 5/1/20                        $   1,175,804
   825,000           5.50          B+/Ba3    Foresight Energy LLC, Term Loan,
                                             8/19/20                                            819,844
                                                                                          -------------
                                                                                          $   1,995,648
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.4%
   768,015           3.75         BB+/Ba1    AES Corp. Virginia, 2013 Other Term
                                             Loan, 5/27/18                                $     772,953
   767,932           4.00          BB-/B1    Calpine Corp., Term Loan, 9/27/19                  769,852
   460,385           4.00          BB-/B1    Dynegy, Inc., Tranche B-2 Term Loan,
                                             4/16/20                                            460,289
 1,185,358           2.75        BB+/Baa3    NRG Energy, Inc., Term Loan (2013),
                                             7/1/18                                           1,179,709
 1,610,797           4.75         BB+/Ba1    NSG Holdings LLC, New Term Loan,
                                             11/15/19                                         1,638,986
   875,808           3.50         BB+/Ba2    Ruby Western Pipeline Holdings LLC,
                                             Term Loan, 3/27/20                                 873,984
                                                                                          -------------
                                                                                          $   5,695,773
                                                                                          -------------
                                             Total Utilities                              $   7,691,421
-------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $145,140,550)                          $ 145,575,751
-------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 4.1%
                                             Certificates of Deposit -- 2.6%
   950,000           0.52           NR/NR    Bank of Nova Scotia Houston, Floating
                                             Rate Note, 1/3/14                            $     950,736
 2,000,000           1.52          AA-/NR    Commonwealth Bank of Australia
                                             New York NY, Floating Rate Note,
                                             1/17/14                                          2,007,824
 1,250,000                        A-/Baa2    Dominion Resources, Inc./VA, (e)                 1,249,992
 1,500,000                      BBB+/Baa1    Duke Energy Corp., (e)                           1,499,950
 8,260,000                      BBB-/Baa3    Ford Motor Credit Co LLC, (e)                    8,259,771
 1,000,000                       BBB/Baa1    Mondelez International, Inc., (e)                  999,988
 1,275,000                       BBB/Baa1    Mondelez International, Inc., (e)                1,274,955
 1,500,000                       BBB/Baa1    Mondelez International, Inc., (e)                1,499,741
 6,500,000                        BBB+/A3    Nissan Motor Acceptance Corp., (e)               6,499,233
 3,380,000           0.73         AA-/Aa3    Nordea Bank Finland Plc New York,
                                             Floating Rate Note, 1/27/14                      3,386,091
 3,000,000                        A-/Baa2    Northeast Utilities, (e)                         2,999,958
 3,650,000                         AA-/NR    Standard Chartered Bank/New York, (e)            3,649,106
 1,000,000           0.65          NR/Aa3    Sumitomo Mitsui Banking Corp.
                                             New York, Floating Rate Note, 4/1/15              999,707
 1,000,000           0.43         AA-/Aa3    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 11/17/14                     1,001,483
 1,500,000           0.42         AA-/Aa3    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 12/19/14                     1,502,188
 3,450,000           1.07           NR/NR    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 7/17/14                      3,453,743

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 91

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
 Principal     Rate (b)       Ratings
 Amount ($)    (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                             Certificates of Deposit -- (continued)
 2,000,000           0.27          NR/NR     Toronto-Dominion Bank New York,
                                             Floating Rate Note, 10/21/13                $    2,000,217
                                                                                         --------------
                                                                                         $   43,234,683
-------------------------------------------------------------------------------------------------------
                                             Repurchase Agreement -- 1.5%
12,545,000                         NR/Aaa    Bank of Nova Scotia, 0.12%, dated
                                             9/30/13, repurchase price of
                                             $12,545,000 plus accrued interest on
                                             10/1/13 collateralized by the following:
                                             $1,202,482 Federal National Mortgage
                                             Association, 2.50-4.00%,
                                             12/1/27-10/1/43 $11,593,462
                                             Freddie Mac Giant, 3.00%, 7/1/43            $   12,545,000
12,545,000                          NR/NR    Mizuho Securities USA, Inc., 0.10%,
                                             dated 9/30/13, repurchase price of
                                             $12,545,000 plus accrued interest on
                                             10/1/13 collateralized by $12,795,900
                                             U.S. Treasury Notes, 1.75%, 5/15/22             12,545,000
                                                                                         --------------
                                                                                         $   25,090,000
-------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $68,331,811)                          $   68,324,683
-------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 99.1%
                                             (Cost $1,666,760,206) (a)                   $1,670,363,470
-------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 0.9%          $   14,473,524
-------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                  $1,684,836,994
=======================================================================================================

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

REMIC       Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Strips      Separate trading of registered interest and principal of securities.

+           Rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2013, the value of these securities amounted to $399,553,728 or 23.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $1,669,274,289 was as follows:

             Aggregate gross unrealized gain for all investments in which there
               is an excess of value over tax cost                                        $  5,435,417

             Aggregate gross unrealized loss for all investments in which there
               is an excess of tax cost over value                                          (4,346,236)
                                                                                          -------------
             Net unrealized appreciation                                                  $   1,089,181
                                                                                          =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default and is non-income producing.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2013 aggregated $775,146,843 and $563,767,274, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2013, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                              Level 1    Level 2            Level 3     Total
-------------------------------------------------------------------------------------------------------
Asset Backed Securities                       $     --   $   380,309,830    $     --    $   380,309,830
Collateralized Mortgage Obligations                 --       506,462,654          --        506,462,654
Corporate Bonds                                     --       392,902,977          --        392,902,977
U.S. Government and Agency Obligations              --       112,908,332          --        112,908,332
Municipal Bonds                                     --        63,879,243          --         63,879,243
Senior Floating Rate Loan Interests                 --       145,575,751          --        145,575,751
Certificates of Deposit                             --        43,234,683          --         43,234,683
Repurchase Agreements                               --        25,090,000          --         25,090,000
-------------------------------------------------------------------------------------------------------
Total                                         $     --   $ 1,670,363,470    $     --    $ 1,670,363,470
=======================================================================================================

During the six months ended September 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 93

Statement of Assets and Liabilities | 9/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $1,666,760,206)                                         $1,670,363,470
  Cash                                                                                       25,376,549
  Receivables --
     Investment securities sold                                                               1,377,204
     Fund shares sold                                                                        37,839,089
     Interest                                                                                 2,441,162
  Prepaid expenses                                                                              159,060
--------------------------------------------------------------------------------------------------------
         Total assets                                                                    $1,737,556,534
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                     $   37,083,856
     Fund shares repurchased                                                                 15,007,914
     Dividends                                                                                  234,053
  Due to affiliates                                                                             232,038
  Accrued expenses                                                                              161,680
--------------------------------------------------------------------------------------------------------
         Total liabilities                                                               $   52,719,541
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                        $1,685,518,464
  Distributions in excess of net investment income                                           (3,541,500)
  Accumulated net realized loss on investments                                                 (743,235)
  Net unrealized appreciation on investments                                                  3,603,264
--------------------------------------------------------------------------------------------------------
         Total net assets                                                                $1,684,836,993
========================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $442,271,459/43,986,959 shares)                                      $        10.05
  Class C (based on $433,598,491/43,180,027 shares)                                      $        10.04
  Class C2 (based on $1,217,373/121,219 shares)                                          $        10.04
  Class K (based on $9,967/991 shares)                                                   $        10.06
  Class Y (based on $806,256,471/80,143,077 shares)                                      $        10.06
  Class Z (based on $1,483,232/147,674 shares)                                           $        10.04
MAXIMUM OFFERING PRICE:
  Class A ($10.05 (divided by) 97.5%)                                                    $        10.31
========================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

Statement of Operations (unaudited)

For the Six Months Ended 9/30/13 (unaudited)

INVESTMENT INCOME:
  Interest                                                                $ 11,963,614
--------------------------------------------------------------------------------------------------------
         Total investment income                                                         $   11,963,614
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  2,494,008
  Transfer agent fees and expenses
     Class A                                                                    13,378
     Class C                                                                    12,905
     Class Y                                                                     3,084
     Class Z                                                                        32
  Distribution fees
     Class A                                                                   412,217
     Class C                                                                   976,157
     Class C2                                                                      445
  Administrative reimbursement                                                 201,421
  Shareholder communication expense                                            471,760
  Custodian fees                                                                77,128
  Registration fees                                                            163,942
  Professional fees                                                             42,497
  Printing expense                                                               8,799
  Fees and expenses of nonaffiliated Trustees                                   28,078
  Miscellaneous                                                                191,719
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $    5,097,570
--------------------------------------------------------------------------------------------------------
     Net expenses                                                                        $    5,097,570
--------------------------------------------------------------------------------------------------------
         Net investment income                                                           $    6,866,044
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
  Net realized loss on investments                                                       $     (127,969)
  Change in net unrealized depreciation on investments                                   $   (3,421,622)
--------------------------------------------------------------------------------------------------------
  Net loss on investments                                                                $   (3,549,591)
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $    3,316,453
========================================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 95

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             9/30/13          Year Ended
                                                             (unaudited)      3/31/13
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $    6,866,044   $    6,664,001
Net realized gain (loss) on investments, futures contracts,
  and foreign currency transactions                                (127,969)          57,794
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, and foreign
  currency transactions                                          (3,421,622)       6,603,179
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations   $    3,316,453   $   13,324,974
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.05 and $0.15 per share, respectively)      $   (2,055,017)  $   (2,922,161)
      Class C ($0.04 and $0.11 per share, respectively)          (1,426,664)      (1,648,303)
      Class C2 ($0.01 and $0.00 per share, respectively)               (524)              --
      Class K ($0.06 and $0.05 per share, respectively)                 (62)             (54)
      Class Y ($0.06 and $0.17 per share, respectively)          (4,066,649)      (5,907,023)
      Class Z ($0.07 and $0.00 per share, respectively)              (2,772)              --
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                  $   (7,551,688)  $  (10,477,541)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $1,110,189,755   $1,778,506,536
Reinvestment of distributions                                     6,226,820        8,481,507
Cost of shares repurchased                                     (748,268,283)    (628,246,664)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                             $  368,148,292   $1,158,741,379
---------------------------------------------------------------------------------------------
      Net increase in net assets                             $  363,913,057   $1,161,588,812
NET ASSETS:
Beginning of period                                           1,320,923,936      159,335,124
---------------------------------------------------------------------------------------------
End of period                                                $1,684,836,993   $1,320,923,936
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (3,541,500)  $   (2,855,856)
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------
                                '13 Shares    '13 Amount
                                (unaudited)   (unaudited)         '13 Shares    '13 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                      26,708,932   $    268,939,162     51,554,654   $ 519,046,315
Reinvestment of distributions       190,256          1,914,570        267,063       2,690,174
Less shares repurchased         (20,729,268)      (208,730,712)   (18,809,955)   (189,556,502)
----------------------------------------------------------------------------------------------
   Net increase                   6,169,920   $     62,123,020     33,011,762   $ 332,179,987
==============================================================================================

Class C
Shares sold                      25,410,594   $    255,599,747     43,411,358   $ 436,864,772
Reinvestment of distributions       140,141          1,408,927        154,379       1,554,742
Less shares repurchased         (15,220,689)      (153,093,839)   (11,878,112)   (119,597,629)
----------------------------------------------------------------------------------------------
   Net increase                  10,330,046   $    103,914,835     31,687,625   $ 318,821,885
==============================================================================================
Class C2*
Shares sold                         125,111   $      1,256,147             --   $          --
Reinvestment of distributions            52                518             --              --
Less shares repurchased              (3,944)           (39,596)            --              --
----------------------------------------------------------------------------------------------
   Net increase                     121,219   $      1,217,069             --   $          --
==============================================================================================
Class K**
Shares sold                              --   $             --            991   $      10,000
Reinvestment of distributions            --                 --             --              --
Less shares repurchased                  --                 --             --              --
----------------------------------------------------------------------------------------------
   Net increase                          --   $             --            991   $      10,000
==============================================================================================
Class Y
Shares sold                      57,860,079   $    582,896,790     81,639,780   $ 822,585,449
Reinvestment of distributions       287,936          2,900,065        420,137       4,236,591
Less shares repurchased         (38,350,441)      (386,386,915)   (31,638,154)   (319,092,533)
----------------------------------------------------------------------------------------------
   Net increase                  19,797,574   $    199,409,940     50,421,763   $ 507,729,507
==============================================================================================
Class Z***
Shares sold                         149,114   $      1,497,909             --   $          --
Reinvestment of distributions           273              2,740             --              --
Less shares repurchased              (1,713)           (17,221)            --              --
----------------------------------------------------------------------------------------------
   Net increase                     147,674   $      1,483,428             --   $          --
==============================================================================================

*   Class C2 shares were first publicly offered on August 1, 2013.

**  Class K shares were first publicly offered on December 20, 2013.

*** Class Z shares were first publicly offered on April 1, 2013.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 97

Financial Highlights

---------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year
                                                             9/30/13      Ended      5/2/11
                                                             (unaudited)  3/31/13    to 3/31/12 (a)
---------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.08     $  10.02   $ 10.00
---------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $   0.05     $   0.13   $  0.12
   Net realized and unrealized gain (loss) on investments       (0.03)        0.08      0.03
---------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $   0.02     $   0.21   $  0.15
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.05)       (0.15)    (0.13)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $   0.06   $  0.02
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.05     $  10.08   $ 10.02
---------------------------------------------------------------------------------------------------
Total return*                                                    0.21%        2.14%     1.48%(b)
Ratio of net expenses to average net assets                      0.66%**      0.72%     0.90%**
Ratio of net investment income to average net assets             0.93%**      0.94%     1.45%**
Portfolio turnover rate                                            79%**       101%       56%**
Net assets, end of period (in thousands)                     $442,271     $381,267   $48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.66%**      0.72%     1.03%**
   Net investment income                                         0.93%**      0.94%     1.32%**
===================================================================================================

(a) Class A shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-----------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year
                                                             9/30/13      Ended        5/2/11
                                                             (unaudited)  3/31/13      to 3/31/12 (a)
-----------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.07     $  10.02     $ 10.00
-----------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $   0.04     $   0.09     $  0.05
   Net realized and unrealized gain (loss) on investments       (0.03)        0.07        0.03
-----------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $   0.01     $   0.16     $  0.08
-----------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.04)       (0.11)      (0.06)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $   0.05     $  0.02
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.04     $  10.07     $ 10.02
-----------------------------------------------------------------------------------------------------
Total return*                                                    0.08%        1.61%       0.82%(b)
Ratio of net expenses to average net assets                      0.97%**      1.03%       1.75%**
Ratio of net investment income to average net assets             0.63%**      0.63%       0.52%**
Portfolio turnover rate                                           79% **       101%         51%**
Net assets, end of period (in thousands)                     $433,598     $330,828     $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.97%**      1.03%       1.87%**
   Net investment income                                         0.63%**      0.63%       0.40%**
=====================================================================================================

(a) Class C shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 99

----------------------------------------------------------------------------------------------
                                                                                8/1/13
                                                                                to 9/30/13 (a)
----------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                            $ 10.04
----------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                        $  0.04
   Net realized and unrealized gain (loss) on investments                         (0.03)
----------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $  0.01
----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                           (0.01)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $    --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.04
----------------------------------------------------------------------------------------------
Total return*                                                                      0.09%(b)
Ratio of net expenses to average net assets                                        0.98%**
Ratio of net investment income to average net assets                               1.47%**
Portfolio turnover rate                                                              79%**
Net assets, end of period (in thousands)                                        $ 1,217
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                  0.98%**
   Net investment income                                                           1.47%**
==============================================================================================

(a) Class C2 shares were first publicly offered on August 1, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

-----------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             9/30/13       12/20/12
                                                             (unaudited)   to 3/31/13 (a)
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 10.08       $ 10.09
-----------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.06       $  0.03
   Net realized and unrealized gain (loss) on investments      (0.02)         0.01
-----------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $  0.04       $  0.04
-----------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.06)        (0.05)
-----------------------------------------------------------------------------------------
Net decrease in net asset value                              $ (0.02)      $ (0.01)
-----------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.06       $ 10.08
-----------------------------------------------------------------------------------------
Total return*                                                   0.43%         0.43%(b)
Ratio of net expenses to average net assets                     0.41%**       0.53%**
Ratio of net investment income to average net assets            1.18%**       1.25%**
Portfolio turnover rate                                           79%**        101%**
Net assets, end of period (in thousands)                     $    10       $    10
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.41%**       0.53%**
   Net investment income                                        1.18%**       1.25%**
=========================================================================================

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 101

Financial Highlights

---------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year
                                                             9/30/13      Ended      5/2/11
                                                             (unaudited)  3/31/13    to 3/31/12 (a)
---------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  10.09     $  10.03   $ 10.00
---------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $   0.06     $   0.14   $  0.14
   Net realized and unrealized gain (loss) on investments       (0.03)        0.09      0.04
---------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $   0.03     $   0.23   $  0.18
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.06)       (0.17)    (0.15)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $   0.06   $  0.03
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.06     $  10.09   $ 10.03
---------------------------------------------------------------------------------------------------
Total return*                                                    0.31%        2.35%     1.79%(b)
Ratio of net expenses to average net assets                      0.53%**      0.55%     0.67%**
Ratio of net investment income to average net assets             1.07%**      1.11%     1.72%**
Portfolio turnover rate                                            79%**       101%       51%**
Net assets, end of period (in thousands)                     $806,256     $608,818   $99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.53%**      0.55%     0.80%**
   Net investment income                                         1.07%**      1.11%     1.59%**
===================================================================================================

(a) Class Y shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

--------------------------------------------------------------------------------
                                                                 4/1/13
                                                                 to 9/30/13 (a)
--------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                             $ 10.08
--------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $  0.09
   Net realized and unrealized gain (loss) on investments          (0.06)
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $  0.03
--------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.07)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.04
--------------------------------------------------------------------------------
Total return*                                                       0.28%(b)
Ratio of net expenses to average net assets                         0.46%**
Ratio of net investment income to average net assets                1.38%**
Portfolio turnover rate                                               79%**
Net assets, end of period (in thousands)                         $ 1,483
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.46%**
   Net investment income                                            1.38%**
================================================================================

(a) Class Z shares were first publicly offered on April 1, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 103

Notes to Financial Statements | 9/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (formerly known as Pioneer Multi-Asset Floating Rate Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As of September 30, 2013, the investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective, effective December 1, 2013, the investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers six classes of shares designated as Class A, Class C, Class C2, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class K shares were first publicly offered on December 20, 2012. Class Z shares are offered effective April 1, 2013. Class C2 shares are offered effective August 1, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y, or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 105

    At September 30, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gain and loss at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 of September 30, 2013, the Fund had not accrued any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                           2013            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                 $10,477,541        $932,401
    ----------------------------------------------------------------------------
         Total                                      $10,477,541        $932,401
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Post-October loss deferred                                       $ (615,225)
    Dividends payable                                                  (341,814)
    Net unrealized appreciation                                       4,510,803
    ----------------------------------------------------------------------------
         Total                                                       $3,553,764
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $9,926 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2013.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 107

F.  Class Allocations

    Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks and interest rate risk and currency exchange rate risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. There were no open futures contracts at September 30, 2013.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the six months ended September 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.33% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15%, 1.15% and 0.65% of the average daily net assets attributable to Class A, Class C, Class C2 and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended September 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $74,391 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2013.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 109

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 56,946
 Class C                                                                  60,181
 Class Y                                                                 354,632
 Class Z                                                                       1
--------------------------------------------------------------------------------
     Total:                                                             $471,760
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $124,367 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at September 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $33,280 in distribution fees payable to PFD at September 30, 2013.

In addition, redemptions of each class of shares (except Class K, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 and Class C2 shares redemptions of shares

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchangeremain subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class K, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2013, CDSCs of $98,689 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2013 was as follows:

--------------------------------------------------------------------------------
 Derivatives Not                                                  Change in
 Accounted for as                                    Realized     Unrealized
 Hedging Instruments                                 Loss on      Appreciation
 Under Accounting        Location of Gain or (Loss)  Derivatives  on Derivatives
 Standards Codification  on Derivatives Recognized   Recognized   Recognized
 (ASC) 815               in Income                   in Income    in Income
--------------------------------------------------------------------------------
 Futures Contracts       Change in net unrealized
                         Appreciation on futures
                         contracts                                $688

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2013, the Fund had no borrowings under the credit facility.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 111

Trustees, Officers and Service Providers

Trustees                            Officers
Thomas J. Perna, Chairman           John F. Cogan, Jr., President*
David R. Bock                       Daniel K. Kingsbury, Executive
John F. Cogan, Jr.***                  Vice President
Benjamin M. Friedman                Mark E. Bradley, Treasurer**
Margaret B.W. Graham                Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Cogan resigned as Trustee of the Pioneer Funds effective November 12,
    2013.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

                           This page for your notes.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 113

                           This page for your notes.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

                           This page for your notes.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13 115

                           This page for your notes.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 25249-02-1113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2013

* Print the name and title of each signing officer under his or her signature.